Prospectus Supplement (Sales Report) No. 3 dated August 17, 2010 to Prospectus dated July 30, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated July 30, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated July 30, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 509004

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509004	$20,500	$20,500	19.04%	1.00%	August 11, 2010	August 11, 2015	August 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 509004. Member loan 509004 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,574 / month
Current employer:	Mitsui Foods	Debt-to-income ratio:	18.63%
Length of employment:	3 years	Location:	NORTH BERGEN, NJ

Home town:
Current & past employers:	Mitsui Foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > To payoff my credit balances

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,048.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	A list of my debts: Credit card, 5,617, Apr. 14,49% Credit card, 4,300, Apr. 9.99% Credit card, 2,843, Apr. 4.99% Credit card, 16,431, Apr. 9.99%
What is Mitsui Foods and what do you do there?	Mitsui is a Japanese company that imports and sells coffee and can foods. I am an accountant
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. My mortgage balance is 127,249.16 and no HELOC. 2. Approximate market value is 100K
I am interested in funding your loan. Before I participate I have some questions What debt are you consolidating? Please name the company, the balance, and interest rates for each one you plan to pay off. Thank you!	I already answer this question previously because look for the answer. thank you!
Thank you for answering the questions. Can you please explain why you want to consolidate lower interest credit cards with this loan?	Because I am only paying the minimum payment so if I take the loan I will be able to pay it faster in 5 years and force myself to pay a fixed payment.
If you force yourself to pay $532.24 directly towards your credit cards instead of taking this loan, you will pay them of much faster than 5 years, and also pay less in interest!	You are right, thank you for the advise.
Hi, Referring to the question above, even though you can "force" yourself to pay $532.24 directly to your CCs every month, there is still the hassle of dealing with four separate bills, sometimes at four different dates and times of the month. If you pay $532.24 here at lending club, it'll take you 5 years max to erase that debt. If you pay $532.24 split four ways, to each of your credit cards, it may take you 4 and a half years, the hassle of dealing with 4 separate monthly bills, the hassle of checking your credit card statements every months for errors, the temptation to continue charging the cards since theyre still open, the hassle of paper mail and stamp postage, etc. The few extra percentage points of interest you pay to lending club brings you the convenience of having only one monthly payment, peace of mind since it is auto-debited from your checking account, and peace of mind knowing this debt will be cleared within 5 years, (if you choose to pay a little extra, say $550 per month, you can probably clear the debt in 4 years or so; 700, probably clear it in 3 years, etc.) In the end, it's your final decision, and either way we wish you well! Best of luck with your loan! --	Thank you very much for your advice my husband thinks the same way as you and we plan on paying a little to this loan to pay it faster.
Why would you refinance your loans into a much higher interest rate?	To avoid the hassle of paying 4 different credit cards every month and just paying the minimum I have no idea when I will pay them off, at least with this loan I know I will be done in 5 years or less.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS. R U 1 OR 2 INCOME FAMILY. WHAT IS UR YEARLY GROSS	No, if the loans does not fully fund I will not take it because I will not be able to fully pay the cards I would like to pay. We are have 3 in my family. Total income about 65K

Member Payment Dependent Notes Series 511983

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
511983	$25,000	$25,000	11.49%	1.00%	August 11, 2010	August 16, 2013	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 511983. Member loan 511983 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Golder Associates Inc	Debt-to-income ratio:	10.54%
Length of employment:	10+ years	Location:	Lilburn, GA

Home town:
Current & past employers:	Golder Associates Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/10 > This is a debt consolidation loan. I have extremely steady income as I have worked for the same employer for almost 19 years.

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	38
Revolving Credit Balance:	$58,576.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, I am interested to help fund your $15,000 loan. My questions are: [1} Description of your employer Golder Associates? AND What is your position? (Job/What you currently do.) [2] Transunion Credit Report shows the $58,576 (53.40 pct usage) Revolving Credit Balance. Is any Home Equity Line of Cedit? (HELOC) A-N-D How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? (Provide an IN- YEARS only answer.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.03.2010	My company is a consulting engineering company and I am a senior consultant. No home equity. Total payment now is about $1200 per month. I have never defaulted on anything and have good credit rating. Current debt load is due to purchasing non-liquid assets through a seperation. Currently, I plan to payoff in 3 years.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Rent - $1200 Car - $0 Utilities - $250 including phone and internet Insurance - $100 Food - varies. Gym - $30 Child Support - $1200
2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	The current loan amounts total over $50k which were taken out to purchase company stock. The interest rates range from 4% to 18% with the average around 8%. The money I am borrowing is to pay down and consolidate some of the higher rates. I am the sole income.
Assume you were successful in obtaining this loan, and you were to lose your job 3 months from now (ooh, right before xmas, would be cruel) -- what resources would you access in order to keep up with all your fixed payments each month including this loan?	I own about $250k in company stock (employee owned company) that would be cashed out upon me leaving. This doesnt include severance which would be in the neighborhood of 5-6 months.

Member Payment Dependent Notes Series 519273

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
519273	$10,000	$10,000	11.12%	1.00%	August 12, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 519273. Member loan 519273 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Jass and Associates	Debt-to-income ratio:	0.53%
Length of employment:	2 years	Location:	SUNNYVALE, CA

Home town:
Current & past employers:	Jass and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	40
Revolving Credit Balance:	$1,285.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Jass and Associates, and what do you do there?	It's the name of my consulting company in san jose. I work as a application performance consultant over there.

Member Payment Dependent Notes Series 520013

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
520013	$24,000	$24,000	11.49%	1.00%	August 16, 2010	August 17, 2015	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 520013. Member loan 520013 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Atlantic Group & Associates, Inc.	Debt-to-income ratio:	11.56%
Length of employment:	7 years	Location:	Frankford, DE

Home town:
Current & past employers:	Atlantic Group & Associates, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > I need a Home improvement loan to make some needed repairs on my home. I've been in the house for 5 years and plan to be there a long time. I have an excellent credit score and pay all my bills on time. Currently my job is secure and we have some big jobs coming up that should continue on for the next 20 years. In any case, I'm a Professional Engineer and there still seems to be a lot of opportunities in the area for Engineering in my area.

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,869.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance on Mortgage and HELOC = $214,257. Not sure of the current market value. Last time I had the market value done was about a year and half ago and the home was at $250,000. I tried zillow.com, but it only gave the tax assesment value and not the market value.
Please explain the $5,869.00 revolving credit balance.	That is my outstanding credit card balance. This will be paid for in full within the next month. Over the past year I've paid off two credit cards, my school loan, and some lower end cards. After this card is paid, all credit cards will be paid in full!
What are your $ monthly costs (mortgage, car, utilities, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Monthly Bills, which includes all debits including food,gas, etc.., equals $4,093. Total income after taxes per month equals $5,368.
I'd like to help but have a couple questions first. Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	Debts: Mortgage=191,0210@5.87%, HEL=23,047@10.6%, Auto=13,000@9.5%. These are the only current loans outstanding. Current Savings Account = $3,000 401k = $15,000 Combined Income per year = $85,000

Member Payment Dependent Notes Series 522691

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
522691	$10,000	$10,000	17.56%	1.00%	August 12, 2010	August 17, 2015	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 522691. Member loan 522691 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Hi-Line Engineering	Debt-to-income ratio:	20.46%
Length of employment:	4 years	Location:	Anderson, SC

Home town:
Current & past employers:	Hi-Line Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > Debt Consolidation

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,539.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Hi-Line Engineering and what do you do there?	An engineering consulting firm in the power industry. I design power distribution/transmission lines for electric cooperatives.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance is $122,000. No HELOC. Current market value is $145,000.

Member Payment Dependent Notes Series 528309

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
528309	$15,000	$15,000	15.58%	1.00%	August 16, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 528309. Member loan 528309 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	aldi	Debt-to-income ratio:	14.23%
Length of employment:	1 year	Location:	ELIZAVILLE, NY

Home town:
Current & past employers:	aldi
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > debt consolidation Borrower added on 08/08/10 > I have recently joined a company that is giving me a very stable job in the grocier industry. This will always be a great industry to work in. I have a good monthly budget that with the help of this loan get me debt free and allow my family and I to purchase a house. These funds will be used for the purpose of paying off personal debt as well as cedit card debt.

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	32
Revolving Credit Balance:	$3,267.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $15,000 loan. My questions are: [1} Provide 3 years work, or school, history PRIOR to current employer ALDI? A-N-D What is your current position with ALDI? (Job/What you do.) [2] Transunion Credit Report shows the $3,267 Revolving Credit Balance. (59 pct usage.) How much $ you now paying per month on your total credit card/other debts? [3] $15,000 is loan; ~ $3,000 is Revolving Credit Balance; ~ $12,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible", or similar generic answers, tell the participating lenders nothing useful.) FYI: Niece shops Lakeland, FL ALDI supermarket. 2009 I visited, we shopped the local ALDI. Basic selection food products; super-discount prices, attracts cost conscious shoppers. Quite impressed ALDI marketing concept. Closest ALDI located in Emporia (90 miles West Va Bch.). Niece LC lender; if I discover qualified ALDI borrower she possibly interested in participating to help fund that borrowers loan too. Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.07.2010	I have worked for aldis for 6 months and I was at sts tire for a year, before that was blue seal feeds. I got laid off from blue seal feeds, which put me at sts tire but I left there because of the opportunity at aldis. I am a manager in training which will lead me to take over my own store as manager. I have a credit card in my fathers name that has a $7,000 balance on it that I want to pay off as well and also have a $6,000 loan that is in my wifes name that I want to pay off. I would like to pay the loan off early but not sure when hopefully in 2 years. I need the money in order to get my debt under control which will help my family and I get back on the right track. I need this money so that I continue to support my family by paying off this debt in a timely fashion in order to purchase a house in a few years.

Member Payment Dependent Notes Series 539250

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
539250	$8,100	$8,100	13.23%	1.00%	August 12, 2010	August 23, 2015	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 539250. Member loan 539250 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,800 / month
Current employer:	Prosperity Bank	Debt-to-income ratio:	7.75%
Length of employment:	3 years	Location:	Hockley, TX

Home town:
Current & past employers:	Prosperity Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$378.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	the balance on our mortgage is probably between 72,000 and 73,000. The current market value (from zillow.com) is at 87,000. Let me know if there are any mroe questions. thanks!

Member Payment Dependent Notes Series 544774

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
544774	$10,750	$10,750	11.86%	1.00%	August 16, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 544774. Member loan 544774 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	PMAE	Debt-to-income ratio:	20.92%
Length of employment:	7 years	Location:	So Jordan, UT

Home town:
Current & past employers:	PMAE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,577.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the full name of PMAE? What does PMAE do? What is your position at PMAE?	Paul Mitchell Advanced Education. This is the franchise company for 103 Paul Mitchell Schools across the country.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Owed on the loan is $475,000. According to Zillow, my home is worth $391,000. I am refinancing the home through my current lender and the government is guaranteeing the negative equity.
Borrower, I am interested to help fund your $10,750 loan. My questions are: [1} Description of your employer PMAE? A-N-D What is your position? (Job/What you currently do.) [2] Transunion Credit Report shows the $26,577 (70.70 pct usage) Revolving Credit Balance. Is any a Home Equity Line of Credit? (HELOC) If yes, $ amount and APR pct are? A-N-D How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? (Provide an IN- YEARS only answer.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.03.2010	1 - PMAE stands for Paul Mitchell Advanced Education. This is the franchise company for 103 Paul Mitchell Beauty Schools across the country. 2 - I am the Director of Operations. 3 - I do not have a HELOC. 4 - If I pay the minimum payments on the credit cards, it is around $600 per month. 5 - I am looking to refinance this debt so I know it will be paid off in 3 years or less. As you know, paying the minimum on credit cards takes years to pay off. I am trying to be smarter.

Member Payment Dependent Notes Series 546460

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
546460	$12,200	$12,200	15.58%	1.00%	August 13, 2010	August 19, 2015	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 546460. Member loan 546460 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	Major League Baseball Advanced Media	Debt-to-income ratio:	22.41%
Length of employment:	4 years	Location:	Hawthorne, NJ

Home town:
Current & past employers:	Major League Baseball Advanced Media
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,831.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	The requested funds will be used to pay off completely, or pay down drastically my high interest credit cards, and to organize those cards into one lower monthly payment.
Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Here are my credit card debts: To be paid completely by loan: Revolving Retail/Dept Store card - $454.52; 24.50% (monthly payment - $25) Revolving Retail/Furniture - $4000, 28.9% (monthly payment - $160) Revolving Retail/Jewelry - $481.72 ($178.83=23.73%) ($288.53=29.95%) (monthly payment - $25) Revolving Retail - $906.67; 22.99% (monthly payment - $25) Partially Paid by loan: Major Credit Visa - $6390.41; 24.50% ($4400 from loan) (monthly payment - $200) Revolving Retail Card - $2702.72; 20.99-24.24%; 1181.67 charged interest ($1200 from loan to cover interest bearing charges) (monthly payment - $55) Major Credit Mastercard - 7968.79; 14.99% (minimal from loan, lower interest than loan) (monthly payment - $175) Additional debt: Auto loan: $17,090; 8.49%; 333.14/mo (shared payment, I pay 161.57)
what are your current total approximate credit card balances (LC show's $16k) and what are their interest rates?	Here are my credit card debts: To be paid completely by loan: Revolving Retail/Dept Store card - $454.52; 24.50% (monthly payment - $25) Revolving Retail/Furniture - $4000, 28.9% (monthly payment - $160) Revolving Retail/Jewelry - $481.72 ($178.83=23.73%) ($288.53=29.95%) (monthly payment - $25) Revolving Retail - $906.67; 22.99% (monthly payment - $25) Partially Paid by loan: Major Credit Visa - $6390.41; 24.50% ($4400 from loan) (monthly payment - $200) Revolving Retail Card - $2702.72; 20.99-24.24%; 1181.67 charged interest ($1200 from loan to cover interest bearing charges) (monthly payment - $55) Major Credit Mastercard - 7968.79; 14.99% (minimal from loan, lower interest than loan) (monthly payment - $175) Additional debt: Auto loan: $17,090; 8.49%; 333.14/mo (shared payment, I pay 161.57)
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Here are my credit card debts: To be paid completely by loan: Revolving Retail/Dept Store card - $454.52; 24.50% (monthly payment - $25) Revolving Retail/Furniture - $4000, 28.9% (monthly payment - $160) Revolving Retail/Jewelry - $481.72 ($178.83=23.73%) ($288.53=29.95%) (monthly payment - $25) Revolving Retail - $906.67; 22.99% (monthly payment - $25) Partially Paid by loan: Major Credit Visa - $6390.41; 24.50% ($4400 from loan) (monthly payment - $200) Revolving Retail Card - $2702.72; 20.99-24.24%; 1181.67 charged interest ($1200 from loan to cover interest bearing charges) (monthly payment - $55) Major Credit Mastercard - 7968.79; 14.99% (minimal from loan, lower interest than loan) (monthly payment - $175) Additional debt: Auto loan: $17,090; 8.49%; 333.14/mo (shared payment, I pay 161.57) Job Duties: Video Production, Publishing, and Project Coordinator for Professional Sports Website

Member Payment Dependent Notes Series 547278

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
547278	$25,000	$25,000	13.61%	1.00%	August 13, 2010	August 13, 2015	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 547278. Member loan 547278 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,036 / month
Current employer:	Nye Communities Coalition	Debt-to-income ratio:	12.44%
Length of employment:	7 years	Location:	Pahrump, NV

Home town:
Current & past employers:	Nye Communities Coalition
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,751.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, I am interested to help fund your loan. My questions are: [1] Description your employer Nye Community Coalition? A-N-D What is your position there? (Job/What you currently do.) [2] Transunion Credit Report shows the $19,751 (79.60 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] $25,000 is loan; $20,000 Revolving Credit Balance; $5,000 is the extra cash that you will receive (less loans origination fee) that is consolidating, or is refinancing, what specific debts currently not included in Transunion Credit Report debts? [4] Why should lenders commit their limited $ to help to fund your loan? [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS answer.) Advance thanks for FIVE answers that will help ALL lenders to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 07.31.2010	Thank you for the great questions. [1] I am the financial & personnel coordinator for the coalition. We are a small nonprofit that funds drug and alcohol prevention programs in our community. I manage the grant funds that we receive from the state and federal government and also mange all the personnel. [2] I am currently paying minimum payments of $505.00 on credit debt and $100.00 a month on a personal loan from a friend for and engine repair on my van. [3] Yes I have the $19,751 in credit to pay off and $1,300 still owed to my friend for the engine repair for a Total of $20,878. Which leaves me approximately $3,000. My plans for the rest of the funds are as follows- I am in the process of becoming licensed for foster care and they require a fenced yard, the fence will cost me $2,100. With the remaining $905 I plan on getting my van repaired, it has a cracked radiator and no air conditioning. I think lenders should fund my loan because I have a solid plan for these funds, I have never missed a payment or even had a late payment on any of credit accounts. [5] I would like to pay off the loan in 4 to 5 years.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	Thanks again for the great questions. [1] See above. [2] I have a bank loan with a balance of $14,464 and the rate of 20.99%, payments are $350/mo. I have a credit card with a balance of $3,714 and the same rate of 20.99%, payments are $104/mo. I have another card with a balance of $1,400 and the rate of 12.99%, payments are $51/mo. And I have a personal loan from a friend for a car repair with a balance of $1,300 with 0% interest that i would like to pay off. These are all of the debts I would like to consolidate. See above for plans for the remaining funds. [3] My monthly budget items are as follows-$801 for mortgage -$223 for escrow-$350 for bank loan.-$400 for groceries& household items-$175 for electric-$120 for phones-$104 for credit card (a) -$51 for credit card (b)-$130 for gas-$108 for car insurance-$100 for personal loan-$30 for prescriptions- $11 for trash-and $12 for bank service charge. For a total of $2,615 in monthly bills. The new loan payment of $577 would replace the four credit payments of $350, $104, $100, $51 bringing my bill balance down to $2,587 a difference of $28 which is not a huge savings but it will allow me to use the remaining $3,000 for the fence and car repair. But the absolute best part is that it will paid off in 5 years. [4] I have never had a missed payment, late payment, overdraft fee, bounced check or anything negative at all on any of my credit account. Not even unpaid medical bills.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello thank you for your questions. [1]The balance owed on my home is$123,554.13 and I have no HELOC on the home. [2] The current value is $160,000
Loan listed 5 days; 24 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Wednesday 08.04.2010	Thank you. I was just contacted today regarding employment verification and plan to follow up on it first thing in the morning.
Borrower, The loan application shows Income Verification completed (check-marked). But the Credit Review Status shows "In Review". Borrower Credit Review process only ONE-HALF way completed. The Credit Review Status needs to be completed AND upgraded to "APPROVED" for a promissory note to be issued later and after loan funds net $ proceeds can be deposited into your bank account. You need to FOLLOW-UP on this with Home Office Credit Reviewers. Member Support Department open Mon-Fri 8AM-5 PM (support@lendingclub.com 866-754-4094). Home Office is closed Sat, Sun, CA, US Holidays for live telephone calls; but answering machine available 24/7. Emails are answered 24/7. After Credit Status is "APPROVED" your loan will attract many more lenders and their funding $ amount will increase. Today is Thursday; you need to act on this A-S-A-P. Lender 505570 USMC-RETIRED Virginia Beach, Saturday 08.07.2010	Yes thank you. I did call them on Friday. And they assured me that if they needed anything else that they would contact me. I just recieved another phone message today saying to check my email for documents that need to be submitted. But when I checked it, your questions was the only thing I received from Lending Club. I am not sure what the hold up is and I know we are running out of time. Thank you for the Info. I will conatact ASAP.
SHOULD LOAN NOT FULLY FUND WILL U ACCEPT THE PROCEEDS	That is a good question and one I have been contemplating for days. It took so long for the review process, I was just approved yesterday. Which unfortunately only left me with 4 days to hopefully get fully funded. I have to say that I have such definite plans for the full amount IE: Paying off $21,000 in high interest debt and using the rest for a few necessities. I really would have to sit down and come up with a new game plan in order to ensure that the funds I do accept are benefiting my situation to the fullest. I apologize for not having a clearer answer. However, if I had to say right now, then yes I would accept a lower amount.
R U A 1 OR 2 INCOME FAMILY WHAT IS YR MONTHLY INCOME	We are a one income family. Just me and my daughter for 15 years now. My monthly income is $4,036. Thanks for the question.

Member Payment Dependent Notes Series 549042

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
549042	$17,500	$17,500	17.19%	1.00%	August 16, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 549042. Member loan 549042 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Aarons sales and lease	Debt-to-income ratio:	19.09%
Length of employment:	7 years	Location:	HAZLETON, PA

Home town:
Current & past employers:	Aarons sales and lease
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > pay off of higher intrest debt.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	20	Months Since Last Delinquency:	17
Revolving Credit Balance:	$5,519.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report reflects 3 creditor payment delinquency within past 24-months; most recent delinquency was 17 months ago. Explanation is? FYI: Lending Clubs provides lenders highly condensed borrower Transunion Credit Report that provides total Delinquent Payments but not individual delinquencies. Lenders cannot determine identity referenced delinquencies. Go to www.annualcreditreport.com website. There yearly, you can obtain FREE copies of your complete Equifax, Experian and Transunion Credit Reports. After obtaining, and reviewing, your Transunion Credit Report, only then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Wednesday 08.04.2010	Not exactly sure what that was. But that would be around the time that my mother passed away and I was helping the family with the funeral expenses.
Borrower, I am interested to help fund your $17,500 loan. My questions are: [1} Answer my earlier email Subj: 3 creditor payment delinquencies within past 24-months, most recently 17-months ago? [2] What is your position at Arrons Rents and Leases? (Job/What you currently do.) [3] Transunion Credit Report shows $5,519 (55.00 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [4] $17,500$ loan; ~ $ 5,500 is Revolving Credit Balance; ~ $12,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts currently not included in Transunion Credit Report debts? [5] Why should lenders commit their limited $ to help to fund your loan? [6] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? (Provide an IN- YEARS only answer.) Advance thanks for SIX answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.04.2010	Job position is Store Manager that I have been doing for 7 years. I have 3 major credit accounts that total app 16,000.00 with intrest rates that vary from 18 - 28 % that I intend to payoff. The foremost reason that I am trying to do this refinance is my exwife is getting divorced and we have a handicapped daughter that has c.p. and she will not be able to handle the monthly expenses on her own and I will be moving in to that house to help take care of the two of them. At the point I stand at now, I would only have app $150 per month after all the bills are paid to buy food, clothes, fuel to get to work. This loan would free up an additional $300 per month so that i can give my family a better quality of life.If my calculations are correct I will have this loan paid off in just over 2 years using my tax returns to make a few extra payments.

Member Payment Dependent Notes Series 550092

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
550092	$8,000	$8,000	17.19%	1.00%	August 12, 2010	August 12, 2015	August 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 550092. Member loan 550092 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,652 / month
Current employer:	Spinal Aid	Debt-to-income ratio:	9.92%
Length of employment:	< 1 year	Location:	MONTCLAIR, NJ

Home town:
Current & past employers:	Spinal Aid
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Loan is for a family emergency.

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$92.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 550162

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
550162	$20,000	$20,000	20.16%	1.00%	August 11, 2010	August 11, 2015	August 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 550162. Member loan 550162 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Helping Hands	Debt-to-income ratio:	17.56%
Length of employment:	< 1 year	Location:	Sacramento, CA

Home town:
Current & past employers:	Helping Hands
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > I applied for this loan in order to consolidate my debt into one low monthly payment. I started a new job about 4 months ago for better opportunities however my employment history has been very stable. The company that I currently work for is steadily growing and I feel secure in my position. I consider myself a responsible borrower who pays all of my debts and obligations and I do not have any liens or judgements against me or my property.

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	66
Revolving Credit Balance:	$11,869.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I prefer not answer questions regarding my home unless absolutley necessary. Is there a particular reason why you need such consideration other than reasons for this investment?
What is Helping Hands and what do you do there?	Helping Hands is a daycare center that is expanding at a rapid pace I might add. I am their main bookkeeper.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I prefer not answer questions regarding my home unless absolutley necessary. Is there a particular reason why you need such consideration other than reasons for this investment?
As investors we each have our individual criteria for determining which notes (loans) to invest in. Part of my criteria for debt consolidation loans is based on review of the debts (types/balances/APRs) and which of them *will* as well as which ones *won't* be paid off with the loan. I did not mention your home specifically, but certainly if you owe money on your home then that is one of your debts. Thank you in advance.	I do apologize for the previous answer...it was meant for another investor. However, I will be more than happy to provide this information, I can understand how this may be important to you. Nevertheless, prior to providing such detailed personal information...online ;) ...in such a public forum...I have a question for you. If you were to invest in my loan, what minimal amount did you expect to invest if any? Thank you.
I have a variety of investments, primarily real estate and Lending Club. Basically I handle them all the same way - I evaluate the investment first and then decide on how much, if anything, to invest. Here at Lending Club there are thousands of investors. 20K loans such as yours, are often each 'funded' by hundreds of different investors. A few of us ask questions; many others read the questions and answers. Since you are apparently new to Lending Club, I should also mention that as investors we know you only as Member_709171, which is why it is safe to provide information about your debts in this public forum. (Just do not provide account numbers or other personally identifiable information) I hope that clarifies things!	Here is the response to your question....I plan to use the loan to take care of all of the debt that I have listed so that I can have one low monthly payment. I hope this helps with your decision making. Thank you... CreditOne Bank VISA $717 24.5% Macys Dept Store $470 23.9% Target Dept Store $458 25.24% B of A Mastercard $1913 13.24% WaMu Visa $996 19.24% Merrick Bank Visa $570 22.99% Walmart Dept Store $350 29.9% Pearl Bank Mastercard $297 24.9% Pearl Bank MAstercard $256 19.8% Lane Bryant Dept Store $285 24.9% Ashley Stewart Dept Store $367 24.9% Capital One Mastercard $405 22.9% Chevron Gas $850 29.99% Merrick Bank Visa $2725 33.45% Orchard Bank Mastercard $720 23.9% Sears Dept Store $1610 19.8% CPS, Inc Auto Loan $8900 15.75%
Please remember that your name or any other identifiable information are not showing on the public forum. Your privacy is completely shielded. If the answer to my question is satisfactory I will invest up to $3000 in your loan.	Here is the response to your question....I plan to use the loan to take care of all of the debt that I have listed so that I can have one low monthly payment. I hope this helps with your decision making. Thank you... CreditOne Bank VISA $717 24.5% Macys Dept Store $470 23.9% Target Dept Store $458 25.24% B of A Mastercard $1913 13.24% WaMu Visa $996 19.24% Merrick Bank Visa $570 22.99% Walmart Dept Store $350 29.9% Pearl Bank Mastercard $297 24.9% Pearl Bank MAstercard $256 19.8% Lane Bryant Dept Store $285 24.9% Ashley Stewart Dept Store $367 24.9% Capital One Mastercard $405 22.9% Chevron Gas $850 29.99% Merrick Bank Visa $2725 33.45% Orchard Bank Mastercard $720 23.9% Sears Dept Store $1610 19.8% CPS, Inc Auto Loan $8900 15.75% B of A Mortgage $92000 5.75%
Hi, I am interested in funding your loan, but I have some questions. 1) How much do you owe on your home? (mortgages and HELOCs) 2) What is your home CURRENTLY worth? Use Zillow.com for a free estimate. 3) Since this is a debt consolidation loan, please list your debts, Interest rates, and the amount you pay to them every month. For example CC1, $2000 balance, 29.4% APR, $200 per month. 4) You have chosen a 5 year loan. If loan funds, will you be taking the full 5 years to pay off this loan or will you be paying it off early? If early, how many years? 1 year, 2 years, 3 years, 4 years? At any given time, there are 300 or so people on Lending Club like you looking for a loan. The answers to these questions will help me and other investors evaluate whether or not we should lend you money. I can assure you the answers to these questions are important (as evidenced by the frequency with which members are asking you) and since you appear to me as Member 709171, you should not be concerned about posting this information on the internet. Also, think about this, your loan has been in funding for 7 days now and has only attracted 28% funding...Do you think investors might be scared you won't pay back the loan because you're being evasive when asked questions? We (investors) hear a lot of..."I always pay my bills...I will pay this loan back..." I'm assuming everyone means it when they say it, but as you can imagine, not everyone does actually pay their loan back. So, your answers mean more to me than you saying "I will pay this loan back" Sincerely, -LL Herndon, VA	Hello there???I will be more than happy to answer the questions that you have posed however I want to take the time to address some things that you mentioned. I would like to thank you and everyone else who has informed me that this system is very confidential considering that this is being done completely on the internet. You all can understand my concerns, just as I am to understand the concerns of the investors. It is very unfortunate that you along with others consider my interest and questions as being ???evasive???. It is not my intention to ???scare??? away investors at all being that I would not have applied for this type of loan had I not needed it. The only question that I was not interested in answering was regarding my home loan. I was under the impression that I too was able to ask questions and get the information that I needed to consider as to whether or not I want to continue moving forward with the loan as well. This is a two way street for me. I am signing up for a loan that will take approx 5 years to pay back (with interest) and I too want to make sure that it is the right thing to do as I need to protect my own interests as well. I do not want to waste anyone???s time, as I value it the same that I value my own. Now that I know that the information is pertinent as to whether or not investors will invest in my loan, it is not a problem for me to give you the information requested. I do understand that as an investor you need more than just my word, and would appreciate me answering the questions that are listed. Below is the information you requested, please let me know if you have any other questions. Thank you. 1. I currently owe $92k on my home loan 2. According to Zillow my home is currently worth $190,500 3.Below are my debts: CreditOne Bank VISA $717/$32 24.5% Macys Dept Store $470/$11 23.9% Target Dept Store $458/$14 25.24% BofA Mastercard $1913/$39 13.24% WaMu Visa $996/$20 19.24% Merrick Bank Visa $570/$20 22.99% Walmart Dept Store $350/$15 29.9% Pearl BankMastercard $297/$20 24.9% Pearl Bank Mastercard $256/$20 19.8% Lane Bryant Dept Store $285/$10 24.9% Ashley Stewart Dept Store $367/$10 24.9% Capital One Mastercard $405/$15 22.9% Chevron Gas $850/$40 29.99% Merrick Bank Visa $2725/$103 33.45% Orchard BankMastercard $720/$28 23.9% Sears Dept Store $1610/$10 19.8% CPS, Inc Auto Loan $8900/$440 15.75% 4. At this time it is too soon to know whether or not the loan will be paid off sooner than 5 years. That is my intention, unfortunately I can???t answer as to how soon. I will use the loan to consolidate my credit cards and car payment into one low monthly payment.
Hi, Thank you for being forthcoming with your answers, and explaining yourself regarding your earlier reluctance. You've increased the chance that more people will contribute. You can count me in. I hope that you receive full funding, and are successful with what you want to accomplish with this loan.	Thank you!! = )
Since you have been with Helping Hands <1yr, could you please provide your work history. Thank you.	Hello, I'm not sure how far you want me to go back with the employment history so I went back 5yrs. I have a very stable employment background and have worked for great companies. Thank you. 2010 Helping Hands 2006 - 2010 DirectBuy of Sacramento 2004 - 2006 CORT Furniture Rental
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDWS	I haven't made a decision as to whether or not I will accept the funds if the loan does not fully fund. It will depend on the amount being offered and whether or not it will benefit me.
R U A 1 OR 2 INCOME FAMILY. WHAT IS UR YEARLY GROSS	I am a 1 income family and I gross $60k

Member Payment Dependent Notes Series 550577

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
550577	$8,800	$8,800	11.49%	1.00%	August 13, 2010	August 10, 2015	August 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 550577. Member loan 550577 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	West Side Industrial Supply	Debt-to-income ratio:	23.15%
Length of employment:	9 years	Location:	South Elgin, IL

Home town:
Current & past employers:	West Side Industrial Supply
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > Please note, our restaurant has been increasing business each month at a rate of about 15%. We are new to the area and are getting known for the best Pizza and Pasta in town.

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$62,875.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Advertising, a piece of equipment, and some cash flow for reserved parties and catering events in August.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe 170,000 on the first mortgage and about 50,000 on my HELOC. Our house is has been valued at about 320k. According to Zillow the house a few doors down is at 295k Please let me know if you have any other question thank you for your time

Member Payment Dependent Notes Series 552402

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
552402	$1,200	$1,200	15.21%	1.00%	August 11, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 552402. Member loan 552402 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	RANSTAD	Debt-to-income ratio:	3.25%
Length of employment:	< 1 year	Location:	ROSELLE, IL

Home town:
Current & past employers:	RANSTAD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,680.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552802

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
552802	$15,000	$15,000	17.56%	1.00%	August 11, 2010	August 19, 2013	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 552802. Member loan 552802 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Outback Steakhouse	Debt-to-income ratio:	18.56%
Length of employment:	4 years	Location:	Cumming, GA

Home town:
Current & past employers:	Outback Steakhouse
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > These funds will be used to complete my $25000 buy in to my Outback Steakhouse. I have been offered a contract as Managing Partner after 5 years of employment (and alot of hard work). It is difficult to secure "traditional" funding being that I do not own my home and this does not qualify as a business loan. Borrower added on 08/06/10 > The funding would be allocated to my Managing Partner buy in with Outback Steakhouse. I have worked for Outback Steakhouse for 5 years now and have been very successful thus far. The total amount of investment is $25k and I am looking for this loan to cover the gap between my savings and remaining total. I have never been in a situation where I have been unable to meet my obligations to creditors - I am having a difficult time financing this loan through a bank because I do not own my home and they won’t finance a personal loan for the amount needed. Moving in to my new position I would see a significant salary and bonus increase (more then double what I currently make). I am comfortable with my current salary therefore I believe it will be extremely easy to pay off this loan in a reasonable amount of time once I muster the buy in.

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Outback Steakhouse?	Well, up until yesterday my title was front of house manager/ managing partner intern. However, I had my final interview last night and pending a background check (I have no concerns about the background check) I will have a contract extended to me for Managing Partner.
What are you going to do with $15,000?	The Partnership Buy in is $25,000 - I have the rest however its almost impossible to get a personal loan for this amount - given that I do not own a home. The contract with Outback will not enable me to qualify for a business loan because I can not use the restaurant as equity.
What is it you plan on using the requested funds for?	I am planning on using the funds for the buy in with Outback Steakhouse.
1) Could you please provide details on how you will use the loan proceeds. 2) How much is your monthly rent? Thanks and congrats on your job promotion.	The loan would be allocated to the buy in for the partnership. The buy in for my restaurant is $25,000. My rent is 400/mo. Thank you.
Why are you borrowing this money? If it is for refinancing credit card debt, please list card names, present interest rates, balances, minimum monthly payments you are presently making, and which cards will be paid with loan proceeds. Thanks in advance!	I am using the funds for my partnership buy in. The total buy in is $25,000, outside of savings I need $15,000.
If you get promoted to managing partner, how will your compensation be based (salary plus commission, salary plus bonus, straight commission, etc.) and what do you expect your compensation to go to?	Right now I make 40k a year. The salary for a MP would be 60k after monthly cash flow bonuses and current performance of my restaurant I would make around 100k a year.
I am interested to help fund your $15,000 loan. My questions are: [1} Briefly, why should lenders commit their limited $ to fund your loan? [2] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible" or similar type answers tell participating lenders nothing useful. It's like sitting down in OSH and telling waiter to bring dinner withouit ordering frommenu.) Advance thanks for TWO answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.07.2010	You are USMC-Retired, Thank you for your service - Beaufort SC is my home town. I would ask you to think about the pride and dedication you have had in your years of service and even now. All the accomplishments you achieved, hard work, risk and danger that you have experienced. While I don't pretend that our two experiences are equal - the investment, drive, and accomplishments that I have given to and achieved at Outback is no small feat. While I am not the youngest Partner - being given this opportunity at 25 after 5 years is significant and I believe that it should speak to my character. I suppose that wasn't very brief... I ask lenders to commit their funds to give me the opportunity to continue to move forward in my career. I absolutely intend to pay this loan off early, 17% interest on 15k isn't something I want to pay for longer then needed. I am currently comfortable with my salary and I plan on allocating my salary increase to satisfying this debt. Considering the increase to my salary with be $60k I will have this debt paid off in less then a year.
Two more questions: 1. In the event that this loan does not fully fund, do you intend to accept the loan with less than full funding? 2. Do you intend on paying the loan off early, or using the full 3 years?	I am honestly not sure what I will do if this loan is not fully funded - I do know that my time is running short. I don't believe that my lack of buy in would make them chose someone else for the position however I know that I won't receive the partners compensation until I do. I believe it depends on how close I get to funding - I wouldn't want to take out a very small loan and add that to my credit as that may harm my chances of getting a larger loan that would cover more. I intend on paying the loan off with in a year.
I don't know what a "partnership buyin" is, and I imagine most other lenders don't either. Maybe you could elaborate a little on how it works. Just a tip. It appears that some people don't read your previous answers. Instead of repeating and repeating, just refer to previous answers. Hope you get your full loan.	Outback Steakhouse extends partial ownership to senior managers that qualify for the position. The cost of partnership is 10% of the initial cost to open the restaurant. It also entitles the managing partner to 10% of the restaurants cash flow. The 10% bonus is allocated on top of the set salary.
U HAD ME PUMPED. NOW CONSIDER THIS. INVESTORS MAKE $$ LOANING $$. U THINK 17% IS OTRAGEOUS. IT IS, BUT WITHOUT R 15,000 UR 100K JOB AINT SH,,, U SHOULD RECONSIDER UR THOUGHTS. MRTZ	You are indeed correct; I do need everyone???s investment to achieve my goal. However I don't quite understand the point you are trying to make - is it the concern that I intend to pay off the loan as quickly as possible? I suppose I could understand that it takes accumulated interest to return a "worth while" investment on your behalf however you should also be aware that it will still take some time to settle this debt. At most I have committed myself to a three year payment structure and it is possible that I will need to use part or all of the three years to reconcile the debt. It is a gamble - I suppose all lending is to some degree but I think that an important measure should be how driven the borrower is to repay the debt which will provide a certain amount of security in your funds. At the risk of sounding combative, I disagree with you - My career will never be worth sh,,,
AFTER FURTHER CONSIDERATION ON MY PART, IVE DECIDED IM GOING TO PASS ON THE OPERTUNITY TO FUND UR LOAN	Thank you for your consideration.&lrn2splnub
Thank you for your responses to previous questions. I did some light google research on Outback's buy-in program and found this informative article: http://findarticles.com/p/articles/mi_m3190/is_n13_v29/ai_16751680/. Are there any risks involved with the buy-in program. Do you have to meet a certain quota for revenue? Can you be let go before the contract expires?	Wow, its interesting to have a question that provides insight to my business and is so relevant. I will say to anyone who reads that article that it is well dated, a lot has changed since that article was published ??? salary, stock sharing, and cash flow standards mostly. I will focus on the questions you asked to prevent this from becoming a book. There is risk, however I believe the risk is significantly less then most other restaurant ventures. Given Outback???s 22 year performance, OSI brand weight and market share, and pride in the quality of food and consistency we tend to suffer less in sales then independent concepts. Being a full partner means that if my store performance is negative I am held accountable for 10% of negative pretax income. While I can???t give those specifics I can say that my restaurant is in no danger of performing so poorly ??? otherwise I would have no interest in partnership at the location. Yes, it is possible to be let go before the contact expires ??? this practice is fairly uncommon being the extreme negative impact to the staff and guests. Also, it is a contract and isn???t something that easily terminated early with out sufficient cause. Instant termination can be caused by inappropriate representation of sales and profits or violation of company policy. Termination isn???t normally a response to poor overall restaurant performance and if that remedy is required the proprietor is notified in writing at 60 and 30 days outlining to issues that need to be resolved or separation will follow. In these instances the buy in is returned as long as there are no delinquent accounts or past due invoices. I have had to achieve several mile stones in my career with Outback to become eligible to become a partner. During my career I have served both as a Front of House Manager and Kitchen Manager, completed 2 internships, and over 30 courses provided by Outback. Before I completed my final interview I was already in this restaurant as the operating manager for 3 months ??? this location did not have a managing partner during this time; I was doing the work and shouldering the responsibility with reaping the same personal financial reward.

Member Payment Dependent Notes Series 552806

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
552806	$4,000	$4,000	13.98%	1.00%	August 16, 2010	August 13, 2013	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 552806. Member loan 552806 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,917 / month
Current employer:	ABM/Cushman Wakefield	Debt-to-income ratio:	7.33%
Length of employment:	4 years	Location:	Cresskill, NJ

Home town:
Current & past employers:	ABM/Cushman Wakefield
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,301.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ABM/Cushman Wakefield and what do you do there?	Buildng management companies. I am a site engineer at this site. Maintain anything that pertains to what keeps this critical data center maintained and running smoothly. CDC is a banking term used by banks.
Hi, intersted in funding your loan. Could you please tell us what other debt you have, what your monthly expenses are and how this new loan will fit in your monthly budget. Thanks!	I have high interest credit cards that I plan on refinancing with a loan later on this year through The Lending Club.2 of which went to default rate of 30% because I was a day late in paying, that was just over 2 years. Bright side is the balances are not extremely high. Paying more then the minimum each month for last year or so, chipping away at them. Interest cost is the killer each month. More recently, our 1994 Voyager mini van with only 52K miles, broke down with leaking freeze plugs. The cost to repair entails removing the transmission, etc. THe repair is too expensive and the van is 15 yrs old. Not going to get it repaired. Plus the AC compressor went bad in June. I'm putting my losses and will be purchasing a newer used van. 2001 or 2002 Chevy Venture that was a trade in at the dealer. Other expenses more recently is eye therapy sessions for my 12 yr son. My son has Diplopia, but fully treatable through this out of network specialist eye doctor. Insurance is 80/20, so thankfully I get a check back in a week or two and pay 25 co-insurance twice a week. I have more payment for my youngest son's braces. I had back to back braces for 2 kid's the past 2+ years. I have a 64$ storage bill each month. Small 3 bedrom house with no basement storage. I have NO car payments. Both of my cars were gifted to us over the years.No major repairs on my 97 Chevy. It also has low mileage for it's age. Other then that, just the normal expenses of utilites, cable, phone, store and credit cards. Simply the van broke down at the worst possible time and I need 4 thousand to help me buy a new, good condition mini van for my wife and kid's. So I can manage paying the $136 a month payments for 3 years. Thanks for asking.

Member Payment Dependent Notes Series 552819

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
552819	$12,000	$12,000	15.95%	1.00%	August 11, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 552819. Member loan 552819 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,042 / month
Current employer:	VA Hospital of Louisville	Debt-to-income ratio:	22.76%
Length of employment:	4 years	Location:	Simpsonville, KY

Home town:
Current & past employers:	VA Hospital of Louisville
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > Home Improvements & Debt Consolidation

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	6
Total Credit Lines:	54	Months Since Last Delinquency:	6
Revolving Credit Balance:	$10,457.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the VA Hospital of Louisville?	I am a Registered Nurse working full time
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe 138,800.00 on my mortgage and my home is valued at 155,000.00
Transunion Credit Report reflects 6 (S-I-X) creditor payment delinquency within past 24-months; most recent delinquency was 06 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that provides total Delinquent Payments but not individual delinquencies. Lenders c-a-n-n-o-t determine identity referenced payment delinquencies. Go to www.annualcreditreport.com website. There you can obtain FREE copies of your complete Equifax, Experian and Transunion Credit Reports. After obtaining, reviewing, your Transunion Credit Report, only then answer this email. (This issue needs to be answered because it is a SERIOUS obstacle to your loan being funded. As I said earler in this email FIRST obtain, then REVIEW your TRANSUNION Credit Report and then answer this email.) Lender 505570 USMC-RETIRED Virginia Bch, VA Friday 08.06.2010	I was on maternity leave without pay and my husband was deployed, I paid the most important bills first and if enough money was left then I paid on what I could. I am now back to work full-time without problems with late payments
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Duplicated question
I am interested to help fund your $12,000 loan. My questions are: [1} Transunion Credit Report shows the $10,457 Revolving Credit Balance. (34 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible" or similar type answers tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.07.2010	2 of those accts are joint accts with my husband which he is paying on. The other accts are mine and I pay about $200+ a month on them. If this loan where to be funded, it would be hopefully paid off in 2 yrs with the committment of paying an additional $200 dollars per month with what I am already paying, I would be in a better financial stand point and my bills would be paid with the exception of my mortgage and this loan

Member Payment Dependent Notes Series 553077

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
553077	$16,000	$16,000	11.49%	1.00%	August 11, 2010	August 15, 2015	August 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 553077. Member loan 553077 was requested on August 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,858 / month
Current employer:	Queens College	Debt-to-income ratio:	5.52%
Length of employment:	1 year	Location:	Flushing, NY

Home town:
Current & past employers:	Queens College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/10 > I plan to use this loan to pay off higher interest credit card debt. I have a solid payment history (always make payments on time).

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,255.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Queens College?	Assistant Bursar - I've worked in this position for 1 1/2 years.
Borrower, I am interested to help fund your $16,000 loan. My questions are: [1} Provide THREE years work, or school, history PRIOR to KIng's College? A-N-D What is your position at King's College? (Job/What you currently do.) [2] Transunion Credit Report shows the $9,255 (a 36.60 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] $16K is loan; ~ $10K is the Revolving Credit Balance; ~ $6K is the extra cash that you will receive (less loans origination fee) that is consolidating, or refinancing, what SPECIFIC debts currently not included in Transunion Credit Report debts? [4] Why should lenders commit their limited $ to help to fund your loan? [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.02.2010	1 - Although I have only worked in the position of Assistant Bursar for 1 1/2 years, I was employed at Queens College for 6 1/2 years as a CUNY Office Assistant. 2 - I am currently paying ~$500/mth on credit & loan debt 3 - A list of my current debts: $7707 (credit acct) $1504 (credit acct) $7154 (credit acct) $3054 (student loan) 4 - I worked full time as a CUNY employee while getting my degree. During that time, I relied on credit to help get by (as I wasn't making the best salary). After graduation, I was lucky enough to get my new position...Although I have enjoyed an increase in salary, I am left paying high interest cards. I have religiously payed my bills on time, proving that I am responsible. This loan would enable me to finally begin saving (rather than paying interest). 5 - I hope to be able to pay this loan in 3 to 4 years. Thank you!
Assistant Burser, Loan listed 8 days; only 37 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or a minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask the Credit Reviewer why is not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. WAKE-UP CALL. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Monday 08.08.2010	I was contacted by member support and approved today.

Member Payment Dependent Notes Series 553569

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
553569	$8,000	$8,000	15.21%	1.00%	August 11, 2010	August 8, 2015	August 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 553569. Member loan 553569 was requested on July 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,000 / month
Current employer:	Ballard, Rosenberg, Golper & Savitt, LLP	Debt-to-income ratio:	20.78%
Length of employment:	10+ years	Location:	Calabasas, CA

Home town:
Current & past employers:	Ballard, Rosenberg, Golper & Savitt, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/25/10 > We are replacing a 22 yr-old heating/air conditioning system.

A credit bureau reported the following information about this borrower member on July 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	47
Revolving Credit Balance:	$2,879.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at Ballard, Rosenberg, Golper & Savitt, LLP and what do you do in your role there?	BRG&S is an employment law "boutique" firm which advises and represents employers. I am an associate attorney. I handle general employment litigation as well as providing client advice.
I am interested to help fund your $8,000 H I P category loan. My questions are: [1} Description of your employer LRGS LLC? (Law firm I believe.) How long have your been working for employer? What is your position? (Job/What you currently do.) [2] Why should lenders commit their limited $ to help to fund your loan? [3] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS answer.) Advance thanks for THREE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 07.26.2010	1. BRG&S is an employment law "boutique" firm which advises and represents employers. I have worked at BRG&S for just over 10 years. I am an associate attorney. I handle general employment litigation as well as providing client advice. 2. I guess to help my family and I survive another sweltering Southern California summer. Also, I have steady employment sufficient to make the payments. It's a very low-risk investment. 3. I intend to pay it off ASAP. Taking the entire 5 years is worst-case-scenario. My guess is it will probably be more like 3 years. It depends on a number of variables not in my control, such as whether my wife, who lost her job about 18 months ago, finds gainful employment, what it pays, whether my firm restarts a suspended bonus program, etc.
Why do you nee this loan? You seem to have such great income.	Our old a/c system gave out and we need a new one ASAP, and I don't have the cash on hand, and it's too hot to hold off on replacing the system.

Member Payment Dependent Notes Series 553852

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
553852	$25,000	$25,000	15.95%	1.00%	August 17, 2010	August 16, 2015	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 553852. Member loan 553852 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	Sprint	Debt-to-income ratio:	7.52%
Length of employment:	1 year	Location:	Flemington, NJ

Home town:
Current & past employers:	Sprint
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,725.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is the business that you plan to use these funds for? have you done business before? also..what is role at Sprint? good luck and thx	I run a daycare and I am trying to expand it by adding new rooms.

Member Payment Dependent Notes Series 554237

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
554237	$25,000	$22,000	11.86%	1.00%	August 12, 2010	August 9, 2013	August 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 554237. Member loan 554237 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	11.45%
Length of employment:	n/a	Location:	lasvegas, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1975	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$85,005.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
The Borrower Profile does not show either an Employer or a Length of Employment. What are sources reported Gross Income $ per month: Annuity? Federal-State-Municipal Civil Service? Civilian, Military or VA pension? Disability? Investments? Rentals? Social Security? If self-employed, your primary occupation? If business owner, your primary business description is? If employer is person or firm, identify your employer? Advance thanks appropriate answers. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 07.27.2010	Type your answer here.$6000.00 per month from pension and Social Security
Employer or current source of income?	Type your answer here.Penson and SSI
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.$78,623.83 CURRENT MARKET VALUE $136,000

Member Payment Dependent Notes Series 554291

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
554291	$25,000	$25,000	16.32%	1.00%	August 13, 2010	August 13, 2013	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 554291. Member loan 554291 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,167 / month
Current employer:	Sage Realty Corp	Debt-to-income ratio:	18.35%
Length of employment:	10+ years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Sage Realty Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,020.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Sage Realty Corp?	Associate Director of Property Management
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I plan on paying several of the credit cards listed on my credit reports with interest rates of 21% and above
I am interested in funding your loan. Before I participate I have some questions What debt are you consolidating? Please name the company, the balance, and interest rates for each one you plan to pay off. Thank you!	I plan on paying off several of the cards on my credit report that have interest rate of 21% and above
Borrower, I am interested to help fund your $15,000 Debt Consol category loan. My questions are: [1] How long have you worked for Sage Realty Corp? [2] Transunion Credit Report shows $74,020 (83.10 pct usage) Revolving Credit Balance. Is any a Home Equity Line of Credit? (HELOC) If yes, $ amoun a-n-d APR pct are? A-N-D How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? (Provide an IN- YEARS answer.) Advance thanks for FOUR answers that will help ALL lenders to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 07.30.2010	1. I've worked at Sage for 15 years. 2. There is no HELOC 3. The ROE is outstanding (19% APY) 4. I envision paying off the loan within 2 years
YOUR CONDENSED TRANSUNION CREDIT REPORT THAT L C PROVIDES AND LENDERS VIEW DOES N-O-T SHOW THE INDIVIDUAL CREDIT CARD NAMES, THEIR $ BALANCES, THEIR APR PCT RATE, ETC. WE ONLY KNOW THAT YOU HAVE $74,020 OUTSTANDING TOTAL BALANCE OF REVOLVING CREDIT CARD DEBTS. SEVERAL LENDERS POLITELY A-S-K-E-D YOU TO LIST YOUR REVOLVING CREDIT CARD DEBTS INCLUDING THE TYPES, BALANCES, APRS, ETC. AND IDENTIFY DEBTS THIS LOAN WILL PAY OFF AND THE DEBTS THAT THIS LOAN WILL N-O-T PAYOFF. YOUR "COPY AND PASTE" TIME SAVING STANDARD ANSWER HAS BEEN ..." I plan on paying several of the credit cards listed on my credit reports with interest rates of 21% and above".. YOU EXPECT LENDERS TO PROVIDE YOU WITH $25,000 (LESS LOAN ORIGINATION FEE) OF T-H-E-I-R $. IN RETIURN LENDERS EXPECT YOU TO COOPERATE AND ANSWER THEIR LEGITIMATE QUESTIONS IN AN APPROPRIATE MANNER. THAT YOU HAVE NOT DONE. YOUR CONTINUED UNCOOPERATIVENESS ENSURES THAT IT WILL BE DIFFICULT TO ATTRACT LENDERS WILLING TO COMMITT THEIR $ TO FUND YOUR $25K LOAN. CONSIDER THIS EMAIL NONCRITICAL BUT INTENDED TO BE HELPFUL SO THAT YOU CAN CORRECT YOUR MISTAKES, PROVIDE REQUESTED DATA, AND LOAN CAN POSSIBLY ATTRACT NECESSARY NUMBER LENDERS AND THEIR $. YOU INITIATED REQUEST FOR THE LARGEST $ AMOUNT UNSECURED LOAN POSSIBLE ON L C; PERHAPS A LESS TIME CONSUMING ALTERNATIVE WOULD BE TO APPLY TO LOCAL BANK OR CREDIT UNION?. WHEN YOU APPLY THERE, REMEMBER TO BRING PROOF OF SUFFICENT COLLATERAL TO GUARANTEE YOUR REQUESTED LOAN. DECISION TO COOPERATE AND POROVIDE DATA REQUESTED IS SOLELY YOURS. LENDER 505570 USMC-RETIRED FRIDAY 07.30.2010	American Express $9,735 15.22% Bank of Amer. $6,737 15.99% Bank of Amer. $10,105 19.99% Bank of Amer. $10,805 19.99% *Chase $6,380 27.24% *Chase $1,727 22.99% *Chase $1,628 22.99% CitiCards $13,825 19.99% *Discover $3,458 22.24% *Universal $8,566 22.98% The * items will be paid off with the proceeds
Loan listed 6 days; 44 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Wednesday 08.04.2010	Thank you very much for the information. I will be following up on the information that I submitted.

Member Payment Dependent Notes Series 554536

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
554536	$10,400	$10,400	13.61%	1.00%	August 11, 2010	August 13, 2015	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 554536. Member loan 554536 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	city of tempe	Debt-to-income ratio:	16.12%
Length of employment:	5 years	Location:	chandler , AZ

Home town:
Current & past employers:	city of tempe
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > card consolidation Borrower added on 07/30/10 > card consolidation Borrower added on 07/30/10 > cards

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,074.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the city of tempe?	I work for the tempe municipal court. Finacial services
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	mortgage- 1160.00 (boyfriend pays 600.00) water - 50.00 car - paid off electric- 80.00-150.00 cable-140.00 cell phone-130.00 cards- 450.00 groceries - 100.00 monthly if i am approved for this loan it would save me 149.00 on my credit card payment.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	165,0000 i have not HELCO on the home and I going thru a loan modification right now to reduce me mortgage per zillow its 135,000.
Borrower, I am interested to help fund your loan. My questions are: [1] Transunion Credit Report shows the $9,074 (78.20 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [2] Why should lenders commit their limited $ to help to fund your loan? [3] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS answer.) Advance thanks for THREE answers that will help ALL lenders to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 07.31.2010	i answered this question twice, unsure if im recv this question in error

Member Payment Dependent Notes Series 554929

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
554929	$25,000	$25,000	11.86%	1.00%	August 12, 2010	August 11, 2015	August 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 554929. Member loan 554929 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	panalpina	Debt-to-income ratio:	10.82%
Length of employment:	10+ years	Location:	eastmeadow, NY

Home town:
Current & past employers:	panalpina
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > thank you very much,im going through alot and this gives me the little breathing room i need

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,632.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here.Hello,i will be paying off exxon mobil mastercard$,5,912.46.00,16.25%,ford motor credit,$4,600.00,%.9%,(my car payment is $319.00 a month,iplan on dropping fire and theft,lowering my car insurance). Goodyear credit card,$926.32,27%,but 0% for next 4 months,6th ave electronics credit card,$ 734.16,23.99%, macy,s visa card,$300.46 on macy,s account,24.5%, zero balance on visa,and home depot credit card$ 695.92,17.99%. i have loan on my prudential teamsters 401k,that payment is deducted weekly from my pay check, i WONT be paying that off. I plan on using the balance of this loan for some of my childrens(2) college expenses.Thank you,michael
What is panalpina and what do you do there?	Type your answer here.Hello,Panalpina is one of the largest freight fowarding companies in the world,theyre headquatered in basil,switzerland and have offices all over the world. I work in new york,as an agent /driver. Im in a union,teamsters,ive been with Panalpina for 16 years.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	Type your answer here.motgage,1989.00,car payment 319.00,insurance,175.00, utilities,250.00 on average,gym,31.00,cable,phone ,internet,165.00,cellphones,175.00,groceries and household ,700.00. quwstion #2,no?wife works .

Member Payment Dependent Notes Series 554994

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
554994	$8,500	$8,500	10.38%	1.00%	August 11, 2010	August 18, 2015	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 554994. Member loan 554994 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	City of Thousand Oaks	Debt-to-income ratio:	6.85%
Length of employment:	10+ years	Location:	Simi Valley, CA

Home town:
Current & past employers:	City of Thousand Oaks
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 31, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$959.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Thousand Oaks?	I am a Code Compliance Officer (I enforce various codes).
What is it you plan on using the requested funds for?	To purchase a boat.
You have it labeled as car financing but using it for a boat? Could you please provide the details for the boat? Thanks.	I did not intend to label it as car financing, but the boat I am buying is a 2003 model which I am buying at a price which is under the price for this year & model. I have researched this extensively and it is a good buy.
Do you plan on paying off this loan early or let it go to term?	I hope to pay it off in 4 yrs., or less, if possible.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Yes, I do understand this and I have never defaulted or not paid back any loan I have obtained. I am not some naive person who expects the world to bail me out if things are not to my liking. I have every intent on fully complying with my obligations and the terms of the loan and I do truly thank all, like yourself, who trust in me. Thank You!

Member Payment Dependent Notes Series 555040

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
555040	$8,500	$8,500	10.38%	1.00%	August 12, 2010	August 13, 2015	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 555040. Member loan 555040 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	mount sinai hospital	Debt-to-income ratio:	0.33%
Length of employment:	9 years	Location:	chicago, IL

Home town:
Current & past employers:	mount sinai hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > FOR EBAY PURCHASE null

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$334.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555139

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
555139	$10,000	$10,000	11.86%	1.00%	August 13, 2010	August 12, 2013	August 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 555139. Member loan 555139 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	The Karate Studio	Debt-to-income ratio:	0.00%
Length of employment:	10+ years	Location:	Virginia Beach, VA

Home town:
Current & past employers:	The Karate Studio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Been at my job for 19 years, have a great credit score above 700, always pay my bills on time Borrower added on 07/30/10 > Have a loan with a high APR

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	25
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at The Karate Studio?	I am the head instructor.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have a loan from citi financial with a high APR of 26.64% that I would like to refinance most of all. Car payments may also be made.
Hi - Can you provide some details regarding the debt you are looking to consolidate? Thank you.	I have a loan from citi financial with a high APR of 26.64% that I would like to take care of mainly. Car payments may also be made.
What are the debts (please include type/balance/APR) that will *not* be paid off with this loan? Thank you in advance.	After careful thought I won't be paying off my car. Although I still make monthly payments with no problem.
Your credit reports show a delinquency 25 months ago. Can you provide more details? Thks	I don't recall the incident of delinquency. Because it's been 2 years is probably why I don't remember. There was an incident where my credit card number was stolen and I had to change card numbers.

Member Payment Dependent Notes Series 555458

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
555458	$9,600	$9,600	16.82%	1.00%	August 12, 2010	August 21, 2015	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 555458. Member loan 555458 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	BBVA Compass	Debt-to-income ratio:	12.49%
Length of employment:	3 years	Location:	AUSTIN, TX

Home town:
Current & past employers:	BBVA Compass
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > I'm using this loan to payoff some bad debt. I have a Sears Card with a $1700 balance that currently has a 0% rate that is expiring soon. I'm also paying off my HSBC credit card, its about the same rate as this loan with a balance of $1,600. Lastly, I'm paying off my auto loan with citi, the rate is a little less than this loan but it will be nice to consolidate. Hopefully, this will also improve my credit. Right now its in the 690-720 range, I'm hoping this will improve because I can eliminate the high utilization - debt ratio. That will allow to my refinance my mortgage from 7.25% to 4.25% (already locked, pending underwriting.)

A credit bureau reported the following information about this borrower member on July 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	74
Revolving Credit Balance:	$3,348.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $117,000 and the current appraised value is $157,000, that is probably accurate to the market price. Let me know if you have any other questions.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	1.My employer is a financial institution, I work in the retail banking department. 2. I've already posted this information, the auto loan balance is the only missing item and the balance is $6,000. 3. Expenses total $2,200 (includes auto, mortgage, credit cards, sutdent loan, basic utilities, food, cell phone, misc. expenses, and tithe.) 4. I have equity in the house that I could use and I have $9,000 in IRA's, I have no plans to use either one of these items though.
R U 1 OR 2 INCOME FAMILY. UR GROSS INCOME PLEASE	1 income, $58,000

Member Payment Dependent Notes Series 555715

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
555715	$6,000	$6,000	7.88%	1.00%	August 13, 2010	August 12, 2013	August 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 555715. Member loan 555715 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Cartus	Debt-to-income ratio:	3.12%
Length of employment:	5 years	Location:	Pawling, NY

Home town:
Current & past employers:	Cartus
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Moved to the UK and consolidated US high interest credit card on my way here due to change in US laws to a low interest personal loan, need to convert it back to the US as I'm moving back after 2 years. Currently receiving 8% interest so this will be a savings. I've been in my company 5 years. New to this concept but familiar with consistent payments to a bank accounts, standing orders, direct debits etc. Thank you. Borrower added on 08/01/10 > I would like to request an appeal on the reduction of loan amount to 6,000USD as it would not work for me. I would need to cover the entire amount to avoid having 2 loans in 2 countries. I need to cover the cost of the loan in the UK of 6700GBP so that I do not have to continue accruing fee's sending money to the UK plus paying my 6,000USD loan in the US. Can anyone help me get this considered? It was stated due to a lack of history in loans of this sort. I've had several car loans, credit cards and PLOC's with no late payments. I'm a bit confused why it was decided is all. Thank you all for your help! This concept is really interesting and neat.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	69
Revolving Credit Balance:	$3,148.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Cartus and what do you do there?	Expat compensation and benefits...We deliver client policy to relocating employees who are moving for their company. Currently I'm a team leader of 10 consultants for a multi-national consumer goods client. My focus is in the Central/Eastern Europe, Middle East and Africa regions. Very interesting stuff!
Why isn't Cartus paying for the move? Thanks; Art	I moved myself to gain experience and live in another country. The company did not offer to pay for my move but I felt the experience worth it to invest myself. I'm now returning home so the same applies. These are for personal finances that I had. Just after I moved to the UK the interest rates in the US went up from 9% to 22% ("across the board") as the companies said when I tried to negotiate, so I decided to take out a low interest loan in the UK to convert my debt into a lower interest rate (and locked). I saved quite a bit per month. I'm now looking to repatriate it to the US doing the same having a fixed % and steady payment per month. I've never missed a payment.
Will you still be employed by Cartus are you going to have to find another job when you return to the US.	I am returning to obtain a masters. I am returning to a part time job catering for high end clients where I made 12-15k per year previously even whilst working for Cartus in the US. It's a less stressful option for me to help me focus on my studies rather than returning to Cartus in the US. They do not offer many part time options. I will also be receiving student aid for living. I'm moving into my partners house where I will not have any living expenses, so I will have definitely have enough income to cover payments and living expenses. In addition, I have a minor stock portfolio I'm willing to put towards these costs as I believe in the investment of my education. I am using this option as a reasonable alternative to selling my stocks.
I am confused. When exactly does your employment with Cartus end and when does your new employment in the US start? Who is the new employer in the US? Thank you in advance.	My employment with Cartus will end on October 31st and my new employment with Simply Serving will begin as soon as I return home in December. I will have sufficient funds to carry me through the gap of November.

Member Payment Dependent Notes Series 555859

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
555859	$10,800	$10,800	17.19%	1.00%	August 17, 2010	August 27, 2015	August 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 555859. Member loan 555859 was requested on August 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	department of treasury	Debt-to-income ratio:	13.17%
Length of employment:	5 years	Location:	BUFFALO, NY

Home town:
Current & past employers:	department of treasury
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/13/10 > I will be paying off all credit card accounts listed on my credit report. I will not be incurring any additional debt with this loan, I will merely be consolidating a series of monthly creditor payments into one monthly payment. I work for the federal government, and am a career employee. I have 5 years of services in, and will receive a $10k raise in my salary February 1st 2011. This loan would actually slightly reduce my monthly budget by eliminating multiple payments to different creditors.

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,552.00	Public Records On File:	0
Revolving Line Utilization:	48.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	82,497 is mortgage balance... FMV 107,00
1. since this is a credit card refinance, are you able to explain the discrepancy between your revolving credit balance as provided by TransUnion ($7552) and the amount you are requesting ($10,800)? 2. how much is your mortgage payment(s)? car payment(s)?	This is a "debt" consolidation, not merely a credit card refinance. I have a few other debts that are not secured, therefore, not reported on credit report. My car payment is $260/month which includes gap insurance and my mortgage is $236/bi-weekly.
I am interested to help fund your $10,800 loan. My questions are: [1} What is your current position with Dept of the Treasury? (Job/What you do.) [2] Transunion Credit Report shows the $7,552 Revolving Credit Balance. (a 48 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to help fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.14.2010	1. Revenue Officer 2.Paying roughly $500/month in credit cards and other unsecured debts. 3. This loan will provide some financial relief to the sole provider of a family of four. I basically need to consolidate multiple monthly payments into one. 4. Yes, I do intend to pay the loan off early. I cannot estimate exactly when, but I could gather around 2 years. PS: I went graduated from the Naval & Marine Corps Intelligence Training Center at Dam Neck in Virginia Beach, VA. I absolutely loved it there.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	Most of my debt is on my credit report. You have access to all of that info. I am the sole wage earner in my household, my wife is a stay at home mom.
What is the current rate and amount owed on the debt you wish to consolidate?	I honestly do not know the rate of my credit card debt, some of ti is over 30%. I do know that consolidating 9 payments into 1 monthly payment will help me significantly.

Member Payment Dependent Notes Series 555915

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
555915	$5,500	$5,500	14.72%	1.00%	August 13, 2010	August 14, 2013	August 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 555915. Member loan 555915 was requested on July 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	n/a	Debt-to-income ratio:	18.17%
Length of employment:	n/a	Location:	long beach, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/31/10 > I need to expand my small photography/video company, and when I saw my credit card apr jump to an unbelievable rate, I needed to find a way to consolidate my payments to one place. I pride in always paying on time, and more than minimum payment. I have never defaulted and hope to be in less debt through lending club. thank you!

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,557.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I currently rent and do not own.
The Borrower Profile does not show either an Employer or a Length of Employment. What are sources reported Gross Income $ per month: Annuity? Federal-State-Municipal Civil Service? Civilian, Military or VA pension? Disability? Investments? Rentals? Social Security? If self-employed, your primary occupation? If business owner, your primary business description is? If employer is person or firm, identify your employer? Advance thanks appropriate answers. Lender 505570 USMC-RETIRED Virginia Bch, VA Saturday 07.31.2010	Hello, Thank you for your inquiry. My employer was a commercial production company. I averaged $41K in last year's income taxes. I, however, have dropped down to $22K a year due to a lay off and income from side jobs that I have acquired through my new Video and photography business venture. I hope to have this company grown within the next six months, however I'm in need of new equipment. Again, thank you for your inquiry. Please contact me if you have any further questions.

Member Payment Dependent Notes Series 555987

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
555987	$15,750	$15,750	10.75%	1.00%	August 11, 2010	August 12, 2013	August 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 555987. Member loan 555987 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,000 / month
Current employer:	Sparrow Specialty Hospital	Debt-to-income ratio:	11.44%
Length of employment:	6 years	Location:	Grand Ledge, MI

Home town:
Current & past employers:	Sparrow Specialty Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	50
Revolving Credit Balance:	$6,593.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Sparrow Specialty Hospital?	Management Position
What is Sparrow Specialy Hospital? A-N-D What is your position? (Job/What you do there)	An acute care hospital. Management position, oversee operations.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$15,080. No HELOC. Current market value of mortgages = $7500.
Please list the total amount of debt you are paying off. How do you plan to avoid additional debt while paying this loan off? Thanks	15K. No longer accumulating debt working on paying off current debt. Future debt is being avoided by budgeting and paying cash for future purchases.
I would like to invest in this loan but am completely befuddled by your response to Q:644813. I'm guessing your mortgage balance is $15k and understand "No HELOC" but why and what is the "market value of the mortgages = $7500".	My apologies mortgage balance is for $15K and combined market value of mortgages is $15K total (about $7500 per mortgage).
Could you kindly clarify your last answer about mortgage and value of house. It makes no sense to me.	My apologies mortgage balance is for $15K and combined market value of mortgages is $15K total (about $7500 per mortgage).
emeraldpp Asked > 2. What is the current market value of your home? (use zillow.com if unsure) (I don't believe you answered this question.)	Total value is $22,000. Loan is for consolidation of vacation properties.
Is $14k/mo. correct gross income?	Yes this is the correct gross income
Again, your answer about mortgages is confusing. Mortgages do not have market value. They are debt. I assume the total debt is 15,000. Also, you haven't answered the question about the market value of your home. What it would sell for on the current market. Please!	Total debt consolidation is 15K. Total market value is $22,000. Loan is for consolidation of vacation properties. Properties would go on sale for $11,000 each if they were put up for sale today.
OK, now I understand that the loans you are consolidating and paying off with the loan proceeds are mortgages on two vacation homes. Do you own a home that is not a vacation home where you live during the time when you are not on vacation? If so, what is the market value of this home that is not one of the vacation houses? (If unsure of value, use zillow.com) Do you make payments on any mortgages on any house that you live in when you are not on vacation that is not one of the vacation houses? If so, what is the balance(s) of the mortgage(s) that are not on the vacation houses? (The value of the mortgages would be determined if sold in the secondary market. The balance(s) on the mortgages(s) is the amount you still owe on these mortgage(s).) How much are the monthly payment(s) on the mortgage(s) that are on the home you live in, not on the vacation houses?	Yes. Current Market value is $179,900. Monthly payment approx. $1200.

Member Payment Dependent Notes Series 555995

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
555995	$24,250	$24,250	17.56%	1.00%	August 12, 2010	August 12, 2015	August 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 555995. Member loan 555995 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,570 / month
Current employer:	Pemco Insurance	Debt-to-income ratio:	16.82%
Length of employment:	6 years	Location:	Federal Way, WA

Home town:
Current & past employers:	Pemco Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I am applying for this loan to pay off credit cards due to interest rates rising making it almost impossible to pay them off. I pay all my bills on time and take pride in my credit worthiness. obtaining this loan will insure that I can pay off this debt in five years. I am employed full time and have been at my present job for six years, I have been in this industry for 30 years and my job is stable. Obtaining this loan will save me 100.00 per month on top of thousand of dollars in interest. I appreciate the opportunity this loan would allow me.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,778.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, I am interested to help fund your $24,250 D C category loan. My questions are: [1] Description of your employer Pemco Insurance ? AND What is your position? (Job/What you currently do.) [2] Transunion Credit Report shows the $21,778 (73.40 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS answer.) Advance thanks for FOUR answers that will help ALL lenders to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 07.30.2010	Type your answer here. Answers to Questions #1 Pemco Insurance provides a variety of Insurance products to consumers, Auto, Home and Life Insurance they started in 1936 providing these prdoducts to Teachers only but now provide to all but still giving teachers a special rate. #2 I am a Supervisor in our Customer Service Dept #3 I plan to payoff the accounts and close them because about a year ago they all raised thier interest rates. My monthly outgoing is about $750.00 and trying to pay them off would take years but obtaining a loan would take far less time. And according to your figures I would save about $150.00 per month. #4 Funding the loan would help me to payoff these accounts in 5 years instead of 15-20 years. If you notice from my credit report I pay all my bills on time with no late payments I truly believe in paying my bills and on time. I budget my bi-weekly paychecks to make sure I do this. And I take pride in my credit. #5 I would like to make my payments bi-weekly which would help reduce interest and help to pay off early.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. Becu Visa Bal $7800.00 Interest Rate 18%-Intend to Payoff Captial One Visa Bal $5300.00 Interest Rate 21%-Intend to Pay off Captial One Visa -$3083.00 Interest 22%- Intend to payoff Nordstrom Bank visa $4495.00 Interest Rate 22% - Intend to pay off Macys $800.00 Interest Rate 24%- Intend to payoff Acme Finance Installment Loan- $650.00 Interest Rate 25%- Intend to payoff. Dell Acct - $450.00 Interest Rate 24% - Intend to Payoff. This would leave me with my mortgage, car payment and this loan.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. I'll be glad to answer your questions. I own a Condo/townhouse and my loan balance is $199,000 and the value is approx $175,000. Over the last 2 years I have watched as I lost equity in my home due to the economy. I would have hoped that I had equity to be able to use my home as collateral for a loan but we have been hit here in Washington just like other places in the US.I am hoping this will change as the economy gets better
Borrower, The loan application shows Income Verification completed (check-marked). But the Credit Review Status shows "In Review". Borrower Credit Review process only ONE-HALF way completed. The Credit Review Status needs to be completed AND upgraded to "APPROVED" for a promissory note to be issued later and after loan funds net $ proceeds can be deposited into your bank account. You need to FOLLOW-UP on this with Home Office Credit Reviewers. Member Support Department open Mon-Fri 8AM-5 PM (support@lendingclub.com 866-754-4094). Home Office is closed Sat, Sun, CA, US Holidays for live telephone calls; but answering machine available 24/7. Emails are answered 24/7. After Credit Status is "APPROVED" your loan will attract many more lenders and their funding $ amount will increase. Today is Thursday; you need to act on this A-S-A-P. Lender 505570 USMC-RETIRED Virginia Beach, Wednesday 08.04.2010	Type your answer here. Okay, I was not aware of this since I have answered all questions and sent the information requested. I will contact them today. Thank You for bringing this to my attention.
R U 1 OR 2 INCOME FAMILY. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEED	Type your answer here. I am a 1 income family. While I am hoping to be fully funded I will accept the proceed which will allow me to pay off some of the debt and pay down the others.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs).	Type your answer here. I am listing below and I do not have children, I also take the bus to work with a free bus pass provided by my employer. I also have a treadmill so I don't have gym costs. Mortgage $1549 Car $277 Ins $109 Phone/Internet $98 Utilities $130 Food $225 Incidentals $100
IM N	Type your answer here. I'm assumming you said that you were in? not sure if this is a question or not?
YES IM N	Type your answer here. Okay, thank you for investing in me.

Member Payment Dependent Notes Series 556006

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556006	$12,000	$12,000	10.38%	1.00%	August 12, 2010	August 12, 2013	August 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556006. Member loan 556006 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,717 / month
Current employer:	Financial Debt Relief	Debt-to-income ratio:	6.51%
Length of employment:	3 years	Location:	Kissemme, FL

Home town:
Current & past employers:	Financial Debt Relief
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,717.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is "Financial Debt Relief" and what do you do there?	I run a small of that help people in credit trouble. we settle there debt and because of that I have to stay in good standing with my own. thank you.
What kind of home improvement are you planning? Are you intending to pay this back over the 3 years or any earlier?	We are going to remove rugs and add tile. The entire upstairs will have hard wood floors. Screen in the front and back doors and add a wrougt iron fence in the back there is a pond and Florida is a wildlife state. We will add gutters and paint.
LOAN DESCRIPTION? You have not provided any form of loan description. Your loan may not be fully funded because of this. You are competing against hundreds of other borrowers seeking my funding dollars. Please update your loan description to provide a complete and detailed explanation of how you will use the loan proceeds. You simply can not expect small lenders/investors to fund your loan without knowing the details. I encourage you to read profiles of many other borrowers to examine the information they have provided for lenders to review. When you post your loan description please address the following specific topics: 1) Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? 2) Please list a breakdown of you monthly expenses. 3) Please explain the nature of your revolving debt. 4) Please explain how this loan payment will fit into your monthly budget. 5) Please provide any additional information you would like to see if you were loaning money to a complete stranger.	Yes I have a Husband combined income is 102,000 yearly we own the house out paid in full. We pay HOA child care and other utilite bills. no car loans but, house and car insurances along with food. with out a problem this loan payment will fit we are in a good standing with credit and creditors and this would be the priority to pay.We have always held high credit scores in the pass and have good jobs going forward
What is it you plan on using the requested funds for?	We are going to remove rugs and add tile. The entire upstairs will have hard wood floors. Screen in the front and back doors and add a wrougt iron fence in the back there is a pond and Florida is a wildlife state. We will add gutters and paint.
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The house has no loan neither Heloc or an mortgage. 238,000 is the market value at this time
What is it you plan on using the requested funds for?	We are going to remove rugs and add tile. The entire upstairs will have hard wood floors. Screen in the front and back doors and add a wrougt iron fence in the back there is a pond and Florida is a wildlife state. We will add gutters and paint.
Do you have a spouse/partner who works and if so how much does he she make each month? What are your major monthly expenses broken out (e.g., rent/mortgage, car loan(s), insurance, credit card payments, student loans, child care/tuition, major medical expenses, etc.)? Please break out each item separately with the amount you pay for that particular item.	no rent only Hoa 300. we own the house not car loans we own 2004 maxima and 2007 camry. We carry Credit cards with month payment or less than 400.00 per month we have one child in Karate camp AND after school program at 100.00 per week. We have paid our medical bills from an accident in the begining of the year. I am sure we can make the payment we have very good credit and would not let anything happen. Thank you
Hi there, Interested in your loan. Will you let us know what specifically the loan will be used for? Also, what is it you do for Financial Debt Relief Last - how much do you own on your home and how much is it valued at? Thanks!	Remove rug and put hardwood and tile add screens in front and back doors gutters and a wrought iron fence. I am a manger of a small office of people who help with Debt settlement. So I have to keep in good standing with my credit. We do not owe any thing on a Mortgage only HOA's monthly and other typical bills a house would have Utilites. the value of the house is 238,000 now.

Member Payment Dependent Notes Series 556014

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556014	$13,000	$13,000	14.35%	1.00%	August 11, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556014. Member loan 556014 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Mainfreight	Debt-to-income ratio:	8.99%
Length of employment:	2 years	Location:	Harbor City, CA

Home town:
Current & past employers:	Mainfreight
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,652.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance of my mortgage is $250k and the current market value (according to zillow.com) is $297k.
What is your occupation with Mainfreight? Are you a driver or?	I am a Software Developer.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 2) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 3) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	1) Credit Card Balances a. CC#1: $2000@16%=$45 mo b. CC#2: $1500@16%=$33 mo c. CC#3: $1100@17%=$40 mo d. CC#4: $3300@29%=$114 mo e. CC#5: $5000@29%=$162 mo 2) Additional Expenses a. Student Loan: $16000@2.87%=$82 mo b. Mortgage: $1825 mo c. Budgeted Monthly Expenses i. Auto Insurance: $150 mo ii. Utilities/Phone/Internet: $250 mo iii. Food: $400 mo The budgeted amount that is currently committed to the credit card payments will be the same amount committed to the Lending Club Loan. This amount is approximately $450 to $500 per month. 3) The credit report you have received should include account information, but may not include my current credit score. As of 8/7/2010, my credit score was evaluated to be 796. This lends support to my ability to make consistent payments to the current credit card balances; the same payments that will be consolidated and allocated to this Lending Club Loan.

Member Payment Dependent Notes Series 556123

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556123	$10,000	$10,000	15.21%	1.00%	August 16, 2010	August 14, 2015	August 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556123. Member loan 556123 was requested on July 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Ocean Bank	Debt-to-income ratio:	9.10%
Length of employment:	< 1 year	Location:	HOMESTEAD, FL

Home town:
Current & past employers:	Ocean Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	54
Revolving Credit Balance:	$9,013.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Loan purpose?? Thank you.	Debt Consolidation and home improvements.
WHAT WAS DELINQUENCY 54 MONTHS AGO. R U 1 OR 2 INCOME FAMILY	1 income family.

Member Payment Dependent Notes Series 556126

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556126	$25,000	$25,000	17.56%	1.00%	August 13, 2010	August 13, 2015	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556126. Member loan 556126 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,296 / month
Current employer:	Space Dynamics Laboratory	Debt-to-income ratio:	13.90%
Length of employment:	10+ years	Location:	Logan, UT

Home town:
Current & past employers:	Space Dynamics Laboratory
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > Month credit card debt payments are rising and cause problems. Need to consolidate to lower payment but also pay off debt quicker Borrower added on 07/30/10 > I feel that I need to give more information on the credit card consolidation. I have a 5 children and a wife. My wife has had medical problems for years that has eaten away at our savings. My middle son had to have surgery on both of his shoulders this last year and three children are in college. My debt payments are amounting to approximately $1200 a month plus at the end of the month we run out of money and the get hit with overdrafts. I am not behind on any payment but the cost of the credit cards bills with raised minimum payments and raised interest is making it difficult to make ends meet. This loan will allow me to get the breathing room I need to stop the overdrafts and pay off the debt in a timely fashion.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	17
Revolving Credit Balance:	$35,662.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report reflects 1 creditor payment delinquency within past 24-months; most recent delinquency was 17 months ago. Explanation is? FYI: Lending Clubs provides lenders highly condensed borrower Transunion Credit Report that provides total Delinquent Payments but not individual delinquencies. Lenders cannot determine identity referenced delinquencies. Go to www.annualcreditreport.com website. There yearly, you can obtain FREE copies of your complete Equifax, Experian and Transunion Credit Reports. AFTER obtaining, and reviewing, your Transunion Credit Report, only then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Friday 07.30.2010	17 months ago I trying to get rid of a very high interest credit card (American Express). I thought that I had taken care of all transferring all money to pay that card off. I then went on extended business travel to Russia. When I returned home I had all sorts of problems with this company but I resolved them but was delinquent for one payment
Borrower, I am interested to help fund your $25,000 CC REFI category loan. My questions are: [1] Description of your employer Space Dynamics Laboratory? A-N-D How long have you worked there? A-N-D What is your position? (Job/What you currently do.) [2] Transunion Credit Report shows the $35,682 (68.60 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS answer.) [5] I read your narrative- twice. Other than securing this net $23,875 personal loan, that will temporarily solve your pressing financial problems, what SPECIFIC steps have you (plural including family) taken to live more within your means and to stop chrging purchases on credit cards? P.S. "Floating" checks in advance of payday is NOT a good idea. One day it will backfire BIG time and cause you many expensive legal problems. Advance thanks for FIVE answers that will help ALL lenders to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 07.30.2010	I forgot to answer all of number one. I have worked at SDL for almost 25 years. I am a Program Manager in that I oversee and coordinated the building of the scientific instruments we build for the government.
What is Space Dynamics Laboratory and what do you do there?	Space Dynamics Laboratory is a research firm run by Utah State University. It started in 1959 and does many different project that are government funded. Our specialty is upper atmosphere research, infrared sensors. These sensors usually fly on satellites, but can fly on small rockets and saircraft. Last year the companies revenue was ~ $53 million.
Me again. You answered Question Number 1; but skipped the rest. Here they are again: [2] Transunion Credit Report shows the $35,682 (68.60 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS answer.) [5] I read your narrative- twice. Other than securing this net $23,875 personal loan, that will temporarily solve your pressing financial problems, what SPECIFIC steps have you (plural including family) taken to live more within your means and to stop chrging purchases on credit cards? P.S. "Floating" checks in advance of payday is NOT a good idea. One day it will backfire BIG time and cause you many expensive legal problems. You're asking for maximum $ amount loan L C allows, $25K. Potential lenders are interested in questions similat to what I asked. My questions should be considered helpful in attracting lenders who may be interested in helping to fund your loan. Lender 505570 USMC-RETIRED Friday 07.30.2010	I did answer them but I went back to complete #1 and it must have over written them. I am sorry that it did not come through 1. This has been pretty much answered by other questions. 2. I was closing out a very high interest rate credit card (American Express). I thought I had all of the issues take care of. I went on a extended business trip ti Russia. When I came back there were many issues, one of them I was delinquent on payment. I took care of it and closed the account. Total =$1,656 (CC (3) = $846, Car (2003) = $310, Overdraft = $500) 3. This is a hard question to answer. I have incurred and spent the money whether is was medical expenses or whatever. I am responsible for paying back that money. I have had debt relief agencies contact me. They want me to go delinquent on the account and then they will negotiate so I only have to pay 30 - 40% of total. I will not do that. I used the money and I am responsible for paying it back. The problem is once you get behind then a snowballing effect happens and you never seem to get out of it. Lending me the money would give us the relief from the $1,600 a month problem and allow us to control our money rather than it control us. 4. On paper I think that I could pay this off in 3 years 8 month. When we get the relief from the monthly debt burden and get the budget trimmed down then I would be able to answer this question better. 5. We have already stared this part of our money management issue. We are trimming the budget and removing those things that are unnecessary (eating out, cable tv, expensive youth sports activities, unnecessary clothing etc).
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. The mortgage balance is $267,000 2. The current market value is approximately $308,000
Thanks for detailed reply. Facts are that debt relief agencies do very little beneficial for their heavily debt burdened clients. What they do is to collect large $ fees for themselves. Their expert (?) recommendation to "go delinquent" only makes the debt issue worse. Lending Club posts a least one, or two, borrower loans a week involving borrowers who tried debt relief agencies, paid upfront fees, and were entirely dissatisfied with results. Another fact that debt relief agencies do NOT make readily available to their potential clients is that IF (biggest word in English language) their clients credit grantees DO agree to dramatically "mark down" the value of unpaid debt involved, the credit grantee also reports that transaction to credit bureaus who substantially LOWER the debtors credit scorce to point it will takes years (emphasis on plural) to rebuild. Your credit score will be "hit" hard- similar as filing bankruptcy affects a credit score. You are better with combination fixed-rate L C loan and meaningful "belt tightening" everywhere possible. IF you stop frivolous spending you can eliminate $35K debt in 5-years- maybe less. Good luck with loans funding. Lender 505570 USMC-RETIRED Saturday 07.31.2010	Thanks for the insight. I do not trust anybody who recommends going delinquent on loans
Loan listed 5 days; 16 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Wednesday 08.04.2010	Thanks for the information. I did receive from Lending club a request on Tuesday morning (Aug 3) to provide W2, last 2 pay stubs and 4506-T form. I sent all of that information yesterday morning (Tuesday Aug 3). The credit review group did acknowledge receiving the information they needed. I am just waiting for them to change the status.
Credit Review completed. Loan "Approved" for later issue. Now needs $ funding. Lender 505570 USMC-RETIRED Friday 08.06.2010	Thanks for info
Borrower, FYI: Loan application shows Credit Review completed. Income Verification check-marked. Credit Review Status "Approved" for later promissory note to be issued and, after loan $ origination fee deducted, the loan's net $ to be deposited into bank account. NO reply required. Lender 505570 USMC-RETIRED Virginia Bch, VA Friday 8.06.2010	Thanks for info
what are your current fixed monthly expenses?	Mortgage - $1770 Persciption - $798.31 Utilities (Phone, Electrcity, water, Garbage etc) - $746 Groceries - $1200 Medical bills - $820 Car payment - $310.00

Member Payment Dependent Notes Series 556268

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556268	$6,000	$6,000	14.84%	1.00%	August 11, 2010	August 18, 2013	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556268. Member loan 556268 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,240 / month
Current employer:	amb security	Debt-to-income ratio:	5.13%
Length of employment:	< 1 year	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	amb security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/10 > Hello, I am currently living with my mother and would like to assist her in home repairs. She cannot do it alone and I feel that this is how I can repay her for all that she has done for me. The house is in desperate need of a new roof before winter begins once again, and a new kitchen since our old one was in dire need of repair. I believe this loan will be just enough to cover some of the cost that she cannot afford at this time. Please know you would be greatly helping a small family in their time of need. Thank you.

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	56
Revolving Credit Balance:	$3,932.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is amb security and what do you do there?	Hi there. I work at ABM Security Services - we are contractors for PG&E. I am on the Photo I.D. Team. I take photos of all employees and contractors for their security badges.
purpose? List of other debts? Take home pay? Listing of all monthly bills and amount saved per month if any? do you have any emergency funds?	Purpose of the loan is for home improvements. I am trying to acquire some money so I can help my mom fix the roof and the kitchen. I have approximately $3000 in credit card debt. Bi-weekly I make $1,000 but pay no rent, just utilities and my own personal bills and/or expenses. I don't have an "emergency fund" but I put some money away into my savings every month.

Member Payment Dependent Notes Series 556368

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556368	$9,600	$9,600	11.86%	1.00%	August 11, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556368. Member loan 556368 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	State of Texas	Debt-to-income ratio:	23.15%
Length of employment:	2 years	Location:	ARLINGTON, TX

Home town:
Current & past employers:	State of Texas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/10 > I want to consolidate my high interest credit cards into a lower interest payment.

A credit bureau reported the following information about this borrower member on August 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,814.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, I am interested to help fund your $9,600 loan. My questions are: [1} What is your position with State of Texas Government? (Job/What you currently do.) [2] Transunion Credit Report shows the $12,814 (35.70 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? (Provide an IN YEARS only answer.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.03.2010	1. I am an auditor with the state. 2. I pay 350 for credit cards with high interest rates, another 250 on cards that are 0% interest equal payments. 3. I have a 1 year old and I am trying to get my credit eliminated now to save for the future. 4. 2-3 years

Member Payment Dependent Notes Series 556372

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556372	$25,000	$25,000	15.58%	1.00%	August 13, 2010	August 13, 2013	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556372. Member loan 556372 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Design Kitchen	Debt-to-income ratio:	13.00%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Design Kitchen
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,978.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Before I participate I have some questions What debt are you consolidating? Please name the company, the balance, and interest rates for each one you plan to pay off. Thank you!	The debt that I'm looking at consolidating is mostly related to the excess cost I incurred over the past year while working on repairs and improvements to my new home. My debt is currently with: Bank of America: 15k at 19.99 Chase: 5k at 16.24 Discover: 2k at 17.99 C&B: 1k at 22.8 Thank you for the interest, I appreciate your time and consideration.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total value of my home is $265,000, I have no HELOC outstanding, and my mortgage balance is approximately $258,000. Thank you for your time and consideration.
IF THE LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS. R U 1 OR 2 INCOME FAMILY. WHAT IS UR GROSS INCOME	I will accept the loan if it does not fully fund, though I would certainly like it to come close. My household is single income and I do not have a family. My gross income is $125k. I've had significant costs over the past two years purchasing my home and going to graduate school, though I've dealt with the majority of those costs. I'm currently aggressively paying down my expenses, and the purpose of this loan is to secure my remaining costs at a fixed rate. Thank you for your time, interest, and possible investment.
What is Design Kitchen and what do you do for them? Since you have been with them < 1yr, please provide your employment history. Thank you.	Design Kitchen is primarily a web related development house with an emphasis on custom branding and design. Since my undergraduate graduation I've been continuously employed without a single day of unemployment. I've worked as a consultant, database administrator, researcher, senior software engineer and I am currently the Lead Developer for Design Kitchen, on a new hardware platform. (which has existed for under a year)

Member Payment Dependent Notes Series 556403

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556403	$19,000	$19,000	13.98%	1.00%	August 13, 2010	August 13, 2015	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556403. Member loan 556403 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Diebold	Debt-to-income ratio:	13.20%
Length of employment:	3 years	Location:	cromwell, CT

Home town:
Current & past employers:	Diebold
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,100.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! Could you please detail your monthly budget, including how much you are currently paying on your credit cards?	I pay $500 monthly on average for my credit cards
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	the loan isnt to pay off my mortgage, it is to pay off my credit card balances in 5 years without being stuck in amex debt for the rest of my life.
What is Diebold and what do you do there?	I am a technician for diebold who provides services for banking and hospital personnal.
R U A 1 OR 2 INCOME FAMILY. WHAT IS UR YRLY GROSS INCOME. SHOULD LOAN NOT FULLY FUND WILL NU ACCEPT THE PROCEEDS	I am a one income family making 40-45k/year
How many credit cards and at what interest rates? J	4 cards rates between 13 to 22 percent approx 2 amex 1 hsbc 1 mastercard

Member Payment Dependent Notes Series 556567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556567	$8,700	$8,700	7.88%	1.00%	August 13, 2010	August 13, 2013	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556567. Member loan 556567 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	7.55%
Length of employment:	4 years	Location:	San Francisco, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,647.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	self employed graphic designer and publishing consultant. have owned my business for 4 years.
Do you have a spouse/partner who works and if so how much does he she make each month? What are your major monthly expenses broken out (e.g., rent/mortgage, car loan(s), insurance, credit card payments, student loans, child care/tuition, major medical expenses, etc.)? Please break out each item separately with the amount you pay for that particular item. Please list your credit card balances with interest rates and minimum payments due. Please also indicate which cards will be paid off with this loan. Currently, how much are you paying each month towards your credit card debt? Who is your employer/where does your income come from?	Combined income with spouse is $80K. We co-own a graphic design and publishing consulting business. In business 4 years. Loan amount is our total credit card debt. 3 cards: 1K, 3K, 4K. Have been paying $400/mo for past year (debt was originally 12K). Min payments = approx $200/mo. We fully own car. Rent = 1595/mo. No student loans or children. Health insurance = $400/mo.

Member Payment Dependent Notes Series 556573

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556573	$6,000	$6,000	18.30%	1.00%	August 13, 2010	August 13, 2013	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556573. Member loan 556573 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Lutheran Village of Wolfcreek	Debt-to-income ratio:	3.73%
Length of employment:	2 years	Location:	Toledo, OH

Home town:
Current & past employers:	Lutheran Village of Wolfcreek
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/31/10 > I am trying pay off all my debt to have only one monthly payment and also help my fiance pay off some of her debt

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,024.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Lutheran Village of Wolfcreek and what do you do there?	Lutheran Village at Wolf Creek is a Nursing Home/Rehabilitation Center. I serve as a State Tested Nursing Assistant and I help to take care of the residents!
Since this is a debt consolidation loan, please describe the amount and interest rate of each loan you will consolidate. Thank you!	Best Buy $1200 - 0% interest Medical Bills $3000 Osterman Jeweler $400 - 0% interest Babies R Us $450 - 18% Credit One $450 - 20% These are estimates!
Are you planning on consolidating the Best Buy and Osterman cards, even though the rate is 0%? Do you have a spouse/partner who works and if so how much does he she make each month? What are your major monthly expenses broken out (e.g., rent/mortgage, car loan(s), insurance, credit card payments, student loans, child care/tuition, major medical expenses, etc.)? Please break out each item separately with the amount you pay for that particular item. Currently, how much are you paying each month towards your credit card debt?	Yes, I do plan on cosolidating them also. My Fiance' and I are trying to put all of our Credit Card bills into one lump sum so that we only have on monthly payment and we can save up to get a house. She makes around $1200 a month after taxes and health insurance are taken out. The only other payments we will have after the loan goes through is our car and insurance.
I just don't understand why you would pay off loans at 0% with a loan at over 18%.	If I don't pay them off on time I will incur interst rates of up to 26%.
What were each of the recent inquiries for, and did any of them result in new credit cards, loans, or other financial obligations?	No, there have been no recent inquiries. They are bills from the past and by paying little by little, we are getting no where right now and hust want to consolidate everything into one monthly payment.

Member Payment Dependent Notes Series 556631

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556631	$12,000	$12,000	11.86%	1.00%	August 11, 2010	August 16, 2013	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556631. Member loan 556631 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,333 / month
Current employer:	n/a	Debt-to-income ratio:	7.23%
Length of employment:	10+ years	Location:	Las Vegas, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/10 > Getting weight loss surgery Borrower added on 08/03/10 > I'm a 38 year old male that has tried unsuccessfully for over ten years to lose weight, and finally I have the opportunity to have bariatric gastric bypass surgery. I will be paying for nearly half the cost of this with cash, but wanted to finance the rest over the course of three years. I appreciate your interest in helping me get to better health.

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	59
Revolving Credit Balance:	$35,224.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower Profile shows Length of Employment as 10 years, but Employer as "N/A." Provide ACCURATE information about your employment status.	I am a co-owner of a Las Vegas based company we been in Business for 16years. I will check that Profile and see why it says 10 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	the balance on the loan is 410,000 I looked it up on zillow and it said 350,000 but zillow does show all the upgrades in our house pool and others. We love this house lived here for 5 years. The sad part of this is its in vegas where the housing market is soft right now.

Member Payment Dependent Notes Series 556649

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556649	$25,000	$25,000	17.19%	1.00%	August 13, 2010	August 13, 2015	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556649. Member loan 556649 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,342 / month
Current employer:	n/a	Debt-to-income ratio:	17.36%
Length of employment:	10+ years	Location:	Buchanan, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/12/10 > I case anyone is interested, this loan will be paying off high interest credit card debt in which I am current with all payments and what will be paid off with this loan will free up more than enough money per month to repay this loan, thanks in advance for your willingness to become a possible investor for my loan request.

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,686.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
The Borrower Profile does not show either an Employer or a Length of Employment. What are sources reported Gross Income $ per month: Annuity? Federal-State-Municipal Civil Service? Civilian, Military or VA pension? Disability? Investments? Rentals? Social Security? If self-employed, your primary occupation? If business owner, your primary business description is? If employer is person or firm, identify your employer? Advance thanks appropriate answers. Lender 505570 USMC-RETIRED Virginia Bch, VA Saturday 07.31.2010	I am a co-owner of a precision contract machine shop, I have been at the company since 1997, bought the company with my partner in Feb. 2008, I own 49% of the company. Thanks in advance for the opportunity.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	1) answered to another member 2) CC#1 - $8500@21%=$192mo CC#2 - $9800@23%=$273mo CC#3 - $10800@19%=$195mo CC#4 - $7600@22%=199mo CC#5 - $8200@24%=$245mo Car - $400mo 3) Mortgage=$1100mo Insurance=$150mo Car=$400mo Utilities=$200mo Phone/Internet=$140mo TV=$100mo Groceries=$400mo Credit Cards=$1200mo 4) Consolidating credit cards will free up $1200mo in min. payments allowing loan to be repaid and with in a specific time frame unlike credit cards, as a business owner, loss of job would mean end of business, don't see that happening, company is very strong and growing in size. repayment of this loan would not be a problem, I am already paying on time and never missed a payment to any debt that I have owed, this would not be added payment, but simply replacing payments that are getting me no where on paying off debt and give me a chance to get paid off in a timely manner. Thanks for the inquiry and hope the info I supplied helps you better determine the pos. outcome for my request
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	balance 1st mortgage is 119k, 2nd mortgage is 22k, last appraisal was in 2006 and was for 155k
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1st mortgage = 119k 2nd mortgage = 22k 2007/2008 appraisal was 155k
What category of businesses does your machine shop cater to? 2007/2008 appraisal was 155k which is before the housing meltdown. Owe $141k. That would mean possible negative equity? Please give more info about home and intentions to remain in it or ??	Our largest customer is Robotics, we also do work for multiple food and packaging companies, as well as off road construction, mining, railroad, and blow molding equipment. The reason on the house being where it is at is because we have totally remodeled every room, my intension is most definetly on staying put as we have spent the last 10 years making the way we wanted it to be. I have done much work to the house since the last appasial as well.
Loan listed 5 days; 13 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Wednesday 08.04.2010	I will be submitting a 4506-T form Thursday 8/5, they told me this would get the approved status
Loan now "Approved" for later issue after funding. Question: In YEARS, hHow long do you intend to service (keep active) this loan before payoff?	minimun of 3 years, but applied for 25k over 5 years.

Member Payment Dependent Notes Series 556727

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556727	$18,000	$18,000	10.75%	1.00%	August 12, 2010	August 13, 2015	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556727. Member loan 556727 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Ulta	Debt-to-income ratio:	22.01%
Length of employment:	2 years	Location:	Fort Smith, AR

Home town:
Current & past employers:	Ulta
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/10 > Excellent credit,pay off other debt to this one payment

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,209.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe 74000 and valuw is 95000Type your answer here.
Hello, I am potentially interested in funding your loan. The credit report that we see from Lending Club only shows $2200 in revolving debt. Can you detail what other debts you will be consolidating with this loan? Thanks!	There 2 credit cards and a hospital bill. And a citibank that I want to pay off. That is where the totals come from.
Would you please explain the medical condition that led to the hospital bill? Was it a one time event, or an ongoing issue? Thank you, Doug	It was a one time event,surgery I have medical insurance.

Member Payment Dependent Notes Series 556763

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556763	$25,000	$25,000	15.21%	1.00%	August 13, 2010	August 13, 2013	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556763. Member loan 556763 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,800 / month
Current employer:	Manhattan Beach Unified School District	Debt-to-income ratio:	23.09%
Length of employment:	3 years	Location:	Redondo Beach, CA

Home town:
Current & past employers:	Manhattan Beach Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > This loan will be used to pay off credit card accounts which are being paid monthly in an amount more than the monthly payment for this loan. This loan will allow payment of debts faster and in a controlled method, and allow my family to be debt free within the next 3 years. My husband and I both have stable jobs, and his income was not part of the loan application. Borrower added on 07/31/10 > I intend to pay-off the loan within 2 years or less, and want to be debt-free within 3 years.

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,383.00	Public Records On File:	1
Revolving Line Utilization:	75.70%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 Public Records on File originating 105 months ago. (Lending Club furnishes lenders the borrowers highly condensed Transunion Credit Report that shows line totals but not individual line items. Lenders c-a-n-n-o-t identify credit grantee, or individual, responsible for legal action that resulted in Public Records. You must obtain copy complete Transunion Credit Report to learn that information. FREE copies of your Equifax, Experian and Transunion Credit Reports are avaiable yearly at www.annualcreditreport.com .) Question Number [1]: What was Public Record? {Court judgment lein? Taxes lein? Wage garnishment lein? If bankruptcy, was it Chapter 7 Assets Liquidation? Or Chapter 11 Debt Reorganization? Or Chapter 13 Wage-earners Plan?) Question Number [2]: What was Public Record final disposition? After obtaining, and reviewing, the Transunion Credit Report, only then answer this email. Advance thanks for answers to BOTH questions. Member 505570 USMC-RETIRED Virginia Bch, VA Saturday 07.31.2010	Type your answer here. We filed for bankruptcy. This should now not be an issue. The filing was due to a failed business. We now are trying to be debt-free within the next 3 years. I can assure you that we would never consider going this route again. I am trying to get this loan to pay off as many accounts as possible in the fastest possible way. If I continue to pay more than the minimum payments due, it will be years before we are debt-free. If this is not a sufficient answer, please let me know.
Borrower, I am interested to help fund your loan. My questions are: [1] Provide an answer to my earlier email Subj: Public Record on File 105 months ago? [2] What is your position at Manhattan Beach Unified School District? (Job/What you currently do.) [3] Transunion Credit Report shows the $29,383 (75.30 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [4] Why should lenders commit their limited $ to help to fund your loan? [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? (Provide an IN- YEARS answer.) Advance thanks for FIVE answers that will help ALL lenders to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 07.31.2010	Type your answer here. 1) The public record was a bankruptcy due to a failed business. It is now discharged. We would never consider this route again. 2) My position is a Program Specialist for Special Education. It is an administrative position which is very secure. On the monthly income, I only listed my salary and not that of my husband. 3)We currently pay around $1500 a month for credit debt. 4) I want be debt-free within 3 years. This loan is not possible through a normal lending source, and I cannot reach this goal unless I find a loan source. Paying a little more than a minumum each month will take years to pay off everything. The debt is so high because we financed our son's undergraduate degree so he can now take the loans he needs for law school (which is his financing). We paid for undergraduate, and now is he on his own. I just want to get out of debt, so I am respectfully asking for help. 5) Starting with the first payment, I commit to pay more than the minimum payment due. I intend to pay-off the loan within 2 years or sooner if possible. If you need additional information, please let me know.
Hi - could you please explain the public record on file? Thanks!	Type your answer here. It was a bankruptcy due to a failed business. It is now discharged. I would NEVER take that route again.
Thanks for your detailed reply; it resolved Pub Record and high RCB debt issues. You did your parental duty financing your sons undergraduate degree. You are absolutely correct; now it's HIS responsibility to finance law school. I will be participating to help fund your loan. Good luck with loans quick funding. Lender 505570 USMC-RETIRED Friday 07.31.2010	Type your answer here. Thank you so much for your support. I plan to pay-off and then close all my credit card accounts except one. I will need one for circumstances (such as rental cars) that require a crediti card. If I can receive full funding, then I will be debt-free within 3 years.
Loan listed 5 days; 14 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Wednesday 08.04.2010	Type your answer here. All documents requested were submitted within 24 hours of the request. I did speak with Member Support and was assured the documents were in the review process. I was told the approval should be given today or tomorrow. I will follow-up again tomorrow. Thank you for the information.
I HAVE QA COUPLE QUESTIONS. WHAT IS HUSBAND MONTHLY INCOME. IF LOAN DOESNOT FULLY FUND WILL U ACCEPT THE PROCEEDS	Type your answer here. His monthly salary is $6000.00, but that was not included in the loan application. I will accept the loan even if it does not fully fund. It is now a little over 82%, so I am hoping to get full funding.
ANSWER THESE LAST QUESTIONS. PLEASE LIST UR MONTHLY EXPENSES. IM N	Type your answer here. I do not wish to disclose my monthly expenses. I can assure you I am going to use the loan to immediately pay off as many debts as possible. My goal is to be debt-free in 3 years or less.
Hello. I am going to help you get fully funded. I want to know what are changes in your life are you going to do, to ensure that this never happens to you again. Also, what are you going to if the school district loses its funding from the State of CA, and decides to lay people off. Do you have tenure as an Admin? What are your plans? Thank you!! Wish you the best! :)	Type your answer here. Thank you for your offer of support. By the time I received your question, the loan was already 100% funded.

Member Payment Dependent Notes Series 556807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556807	$18,000	$18,000	20.16%	1.00%	August 13, 2010	August 13, 2015	August 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556807. Member loan 556807 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	SHOPKO	Debt-to-income ratio:	23.17%
Length of employment:	4 years	Location:	SPOKANE, WA

Home town:
Current & past employers:	SHOPKO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/10 > I am a responsible borrower. I have a long-term stable career in retail management with a financially stable retailer. I am promoting to a new position by 2011 and will have a $15,000.00 increase in pay. I do have a Chapter 7 bankruptcy that was discharged in January of 2001( almost 10 years ago). It is the public record on my file. It was due to a divorce. Since then I have had no late payments. I can afford my current monthly credit card payments, I am just ready to consolidate them all into one monthly payment. I promise, you will receive all of your returns on this loan. I am going to be closing majority of these credit cards and just keep one or two in case of emergencies. Borrower added on 07/28/10 > Debts being paid off: Spokane Federal Credit Union $8000; $200.00 per month; 21% Chase $3500; $165.00 per month; 23% Capital One $3000; $110.00 per month; 22% Capital One (2) $500.00; $30.00 per month; 22% Best Buy $800.00; 24% Kohl's $500.00; 23% GE Money Bank $1000.00; 25% I had a baby in January of 2009, he was born with achondroplasia dwarfism. I took eight months of work after he was born. This is where the credit card debt came from. I returned to work in August of 2009; my child is doing fine and I am ready to get these credit card bills behind us.

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,675.00	Public Records On File:	1
Revolving Line Utilization:	57.20%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Thank you for providing such detailed information up front. I am glad to hear your child is doing well. I have just a few questions: - are you the only wage earner in your family? - how much do you manage to save each month? I am interested both the period before you had the baby and after, as I'm sure after you gave birth you've been able to save less due to all the costs. Thanks in advance for the information.	I am not the only wage earner, my fiance also has income but it is not included in this loan application. Right now, I am putting $1,200.00 away a month in a savings account in case of the unexpected. Before my baby was born I was saving more. I took a leave of absence from my job for nine months of 2009 to take care of my baby. I returned to work the last quarter of 2009 and have been full-time since.
Can you detail what position you will be promoted to, and is this promotion in writing? How do you know it is 100% certain? I'm investing in your loan, mostly due to your upfront information (which is seemingly a rarity here) but I think this would help others feel more secure with their investment. Good luck!	I am being promoted to a district manager covering 11 stores within my region. As long as more store receives 100% of our projected financials, I will get the promotion. We are on track to do so as of August 1st.
Please clearify your bankruptcy. Is the current debt since your backruptcy? Which CC are you planning on keeping.? Do you have a plan to keep your debt down and under control?	My credit card debt is from having a baby with special needs and insurance did not cover all medical bills; the medical bills were put onto these credit cards. The bankruptcy is almost ten years old. I am keeping the Spokane Federal credit card open but paying it off. With my fiance and my income are debt should stay under control.
Hi there, I was wondering what the 6 inquiries in the last 6 months was for. Did any of these result in new credit cards? Thank you in advance for your answer.	I was car shopping and purchased a new car with a lower payment than my previous car. I car shopped for several months before I found the best deal. No new credit cards.

Member Payment Dependent Notes Series 556844

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556844	$24,250	$24,250	13.23%	1.00%	August 11, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556844. Member loan 556844 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,393 / month
Current employer:	SAV-A-LOT PHARMACY	Debt-to-income ratio:	3.57%
Length of employment:	4 years	Location:	WEST PALM BEACH, FL

Home town:
Current & past employers:	SAV-A-LOT PHARMACY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,665.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SAV-A-LOT PHARMACY?	I am pharmacist and working as a pharmacy manager at SAV-A-LOT PHARMACY.
Pharmacist, I am interested to help fund your $21,250,000 loan. My questions are: [1} Transunion Credit Report shows the $21,665 Revolving Credit Balance. (72 pct usage.) Is any a Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [2] Briefly, why should lenders commit their limited $ to fund your loan? [3] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible" or similar type generic answers tell participating lenders nothing useful. It is equivilent to customer telling a pharmacist to fill prescription, but pharmacist not knowing prescription number, name of medicine, etc.) Advance thanks for THREE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 08.06.2010	1) I do not have any Home Equity Line of Credit. I am paying $1020/month for my total debts. 2) No answer. 3) I will try to pay my loan As soon as possible, within 2 years. Thanks
Where did you work prior to SAV-A-LOT?	I WAS WORKING AT K-MART PHARMACY(08/2003-01/2008) AS A PHARMACIST PRIOR TO SAV-A-LOT. THANKS

Member Payment Dependent Notes Series 556851

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556851	$15,000	$15,000	13.61%	1.00%	August 13, 2010	August 14, 2013	August 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556851. Member loan 556851 was requested on July 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,080 / month
Current employer:	Cambria	Debt-to-income ratio:	19.09%
Length of employment:	6 years	Location:	Belle Plaine, MN

Home town:
Current & past employers:	Cambria
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	66
Revolving Credit Balance:	$14,127.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Cambria and what do you do there?	Quartz Countertop Manufacturer, and I am customer service and admistrative support.
Borrower, I am interested to help fund your loan. My questions are: [1] Brief description of your employer Cambria? AND What is your position? (Job/What you currently do.) [2] Transunion Credit Report shows the $14,127 (60.40 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? (Provide an IN- YEARS answer.) Advance thanks for FOUR answers that will help ALL lenders to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 07.31.2010	I am paying over 400 per month on all of the cards, because I want to get this under control before it gets beyond what I can handle and I don't want to become delinquent or late on any of them as I have been responsible with them so far. I do intend to pay this off within 2 - 3 years
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The home is in my husbands name, not mine and he pays the mortgage.
Does your spouse/partner work and if so how much does he/she make each month? What are your major monthly expenses (e.g., mortgage/rent, car loan(s), insurance, student loans, child care, credit card payments, major medical expenses, etc.)? Please breakout each separately (e.g., mortgage/rent - $x). What are the current balances on your credit card and the respective interest rates and minimum payments? Please indicate the cards that you're planning on paying off with this loan.	my husband does work, he makes 65,000 a year. my expenses are my credit cards and the monthly utilities Cell phone 175.00 student loan 65.00 jc penney card balance 2100 min 110 Old Navy Visa 2300 min 15 Lane bryant 900 min 86 Kohls 350 min 15 Dell financial 2400 min 85 Target Visa 2400 min 100 Care Credit 400 min 15 1st premier 200 min 20 capital one 2950 min 100 i will be paying off all that i can with these especially the larger amounts and which ever one that I cannot pay off I will pay those off as soon as I can.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	The mortgage is in my husbands name and he pays it. I have lived in this home almost 7 years.
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My husband owns the house, it is in his name and I don't pay for it.
Thanks for your detailed answer -- it is much appreciated. One follow-up: what are the interest rates for the cards that you're consolidating (or the interest rate range)?	Honestly, i don't know... probably high i am guessing.. terrible i know.

Member Payment Dependent Notes Series 556908

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556908	$7,000	$7,000	11.49%	1.00%	August 16, 2010	August 14, 2013	August 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556908. Member loan 556908 was requested on July 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	Dept of Commerce	Debt-to-income ratio:	8.77%
Length of employment:	1 year	Location:	Ojai, CA

Home town:
Current & past employers:	Dept of Commerce
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/31/10 > My family and I have moved back to the US again after 25 years of living in Europe. Even though we have owned property abroad, we had no credit history to speak of in the US, apart from 1 credit card which was seldom used. We applied for a Macy's card and were accepted and used the card regularly up until the last 6 months or so. The interest rate is very high and we would prefer to cancel the card and build our credit other ways.

A credit bureau reported the following information about this borrower member on July 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,755.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with the Dept of Commerce?	I am a Field Operations Supervisor with the Census Bureau.
Does your spouse/partner work and if so how much does he/she make each month? What are your major monthly expenses (e.g., mortgage/rent, car loan(s), insurance, student loans, child care, credit card payments, major medical expenses, etc.)? Please breakout each separately (e.g., mortgage/rent - $x).	My wife does work as an alt health therapist with over 15 yrs experience. Practice income currently in Ojai and worldwide by phone: 2150 monthly. + Monthly Royalty payment : 850. My partner plans on moving her office to Santa Barbara in September to avail of the larger population and higher income base there . Monthly outgoings: elec 100 gas 100 phone (incl. bus.)235 macys card 225 toyota card 100 usbank card 100 car payment 335 rent 2300 misc travel/health 400 csa 100 internet 42 food in 450 food out 300 gasoline 100 incidentals 300 We live quite frugally - growing our own vegetables/ raising chickens/avoiding cable tv/bartering goods and services whenever possible/volunteering in community groups for fun/entertaining with friends at each other's homes
your revolving credit shows to be 2755 yet you ask for 7000? Thanks for explaining how you plan to use the remainder of the money.	The current balance on our Macy's card as of the 27th of July 2010 was $6789.27 and today's balance is: 6,572.27 which reflects a recent payment. This is the card we intend on paying off with the loan. I'm not sure why this card is not reflected in the revolving credit total. We will use the balance of the loan, after having paid off the Macy's card, to pay down a portion of the balances on the other cards.

Member Payment Dependent Notes Series 557115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557115	$21,000	$21,000	16.45%	1.00%	August 11, 2010	August 14, 2015	August 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557115. Member loan 557115 was requested on July 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Washington Army National Guard	Debt-to-income ratio:	10.08%
Length of employment:	5 years	Location:	Lacey, WA

Home town:
Current & past employers:	Washington Army National Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/10 > In December 2008 I purcahsed a house, things went downhill from there. Black Mold in the window sills, wife's car died, the roof decided to leak, the toilets(3 of them) quit working, it has been an interesting introduction to home ownership. Needless to say, I racked up 20K in debt trying to take care of all of these issues. I've worked for the Federal Government going on 6 years, I am a GS-11 Step 5 Information Technology Specialist. I'm also an enlisted member of the Army National Guard. My yearly gross is $69,400 as a federal civilian and another $6000 as a guardsman. My monthly take home is $3738. My current expenses have been whittled down to the phone bill, car insuance, and mortgage, about $2000. The remainder is going to credit card bills; after some recent rate changes it has become financially inefficient to pay my debts on an individual basis. My 7% APR cards were increased to 13% and 24% at what seemed like random moments. If this loan is funded I will have ample money to make my payments, I will also be able to start saving again! My wife and I keep seperate accounts and monies, She pays the household utilites, about $500. Experian currently gives me a FICO of 713 and a Risk Rating of Low. My credit history extends back to the year 2000 and does not contain a late payment nor any negative remarks from a creditor. I sincerly appreciate your interests as an investor and thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,356.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application. Employing Service Branch: WA ARMY NATIONAL GUARD My questions are:: (1) If Active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date? (ETOS) (Officers are considered to be "Indefinite".) (2) Length of Employmnet shows as 05 years. Future intentions are to: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or what other options? (3) If DoD Civilian Employee: Provide equivilent GS?WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, USMC-RETIRED Lender 505570 Virginia Bch, VA Sunday 08.01.2010	USMC-RETIRED, First, I apologize that my description did not get posted. It was rejected for containing PII. I am both a DA Civilian under NGB and an Enlisted member of the National Guard. My civilian job and pay grade: GS-2210-11 Information Technology Specialist. As a uniformed service member I am an E-5(SGT) with 8 years as a drilling member of the National Guard. I will ETS is 2014.
Borrower, I am interested to help fund your Debt Consol category loan. My questions are: [1} Provide an answer to my earlier eamil Subj: Military Employer, Rank, Civilian/Military Pay Grade, ETOS etc. [2] Transunion Credit Report shows the $11,836 (29.10 pcy usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] $21,000 loan;~ $11,000 Revolving Credit Balance; ~ $10,000 is the extra cash that you will receive (less loans origination fee) that is consolidating, or is refinancing, what specific debts currently not included in Transunion Credit Report debts? [4] Why should lenders commit their limited $ to help to fund your loan? [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS answer.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Sunday 08.01.2010	[2/3] I currently have the following debts: Chase Manhattan: $4,871.53 Bank of America: $4,419.68 Cabelas Inc Visa: 2,413.37 Chase Manhattan: (Was Providian): 825.10 GE Money: 6,732.89 For a total of: 19,262.57 The loan, less origination fees will will be $20055 leaving 792.43 to cover any penalties, balance transfer/payoff fees, finance charges. I am NOT pocketing 10K of the loan money. I would venture to guess GE Money does not show up as revolving credit any longer as the account is closed and needs to be paid off. [4]I've got a great credit history and have not had a negative remark on my credit report since I gained my first line of credit in '00. I've got stable employment that will provides ample monies with which to make payments on the loan. [5] I plan to pay this loan off within 4 to 5 years.
Does your spouse/partner work and if so how much does he/she make each month? What are your major monthly expenses (e.g., mortgage/rent, car loan(s), insurance, student loans, child care, credit card payments, major medical expenses, etc.)? Please breakout each separately (e.g., mortgage/rent - $x). What are the current balances on your credit card and the respective interest rates and minimum payments? Please indicate the cards that you're planning on paying off with this loan.	I have no idea how much my wife makes, we are entirely separate financially. She pay's the utilities which are about 500 per month. I provide her with a house, a car, and some gifts and dates through out the year and I get a wife that is happy and we never have to argue about monies and financial responsibilities. My major monthly expenses are: Mortgage: 1700.00 Car insurance: 131.25 Family Phone plan: 185.00 +/- The balances of my cards are: Chase Manhattan: 4,871.53 (15% APR) Bank of America: 4,419.68 (13% APR) Cabelas Visa: 2,413.37 (15% APR) Chase Manhattan (Providian): 825.10 (23% APR) GE Money Bank: 6,732.89 (24% APR) Total: 19262.57 This loan will pay off and consolidate all my debts sans my home mortgage. In all honesty I could dig myself out of this debt without this loan, however it just does not make sense to pay high interest across numerous debts with multiple payments and finance charges per month.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1.) I currently still owe $235,146.33 on my mortgage, I have not taken any HELOC. 2.) Zillow currently values my home at: $223,500
Sgt, I received your reply. Thanks. Your my IDEAL borrower- primary employer is US Civil Service, secondary employer is US Military Reserve drilling status. A winning combination. As soon as Lending Club Credit Review required borrower employment-income verification is completed, loan is upgraded to "Approved" for issue, is when I will substantially invest $ to help fund your loan. Once "Appoved", loan should fund quickly. It helps that you are are federal government double employee. Semper Fidelis, MSgt E-8, Finance Chief, USMC-RETIRED Lender 505570 Sunday 08.01.2010	Thank you, Master Sergeant!
Borrower, The loan application shows Income Verification completed (check-marked). But the Credit Review Status shows "In Review". Borrower Credit Review process only ONE-HALF way completed. The Credit Review Status needs to be completed AND upgraded to "APPROVED" for a promissory note to be issued later and after loan funds net $ proceeds can be deposited into your bank account. You need to FOLLOW-UP on this with Home Office Credit Reviewers. Member Support Department open Mon-Fri 8AM-5 PM (support@lendingclub.com 866-754-4094). Home Office is closed Sat, Sun, CA, US Holidays for live telephone calls; but answering machine available 24/7. Emails are answered 24/7. After Credit Status is "APPROVED" your loan will attract many more lenders and their funding $ amount will increase. Today is Thursday; you need to act on this A-S-A-P. Lender 505570 USMC-RETIRED Virginia Beach, Wednesday 08.04.2010	I tried following up with LC Customer Service. I've been asked to please be patient and the review team will contact me when they have reviewed my loan listing.

Member Payment Dependent Notes Series 557187

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557187	$5,500	$5,500	16.45%	1.00%	August 12, 2010	August 19, 2015	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557187. Member loan 557187 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Memorial Health System	Debt-to-income ratio:	19.65%
Length of employment:	7 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	Memorial Health System
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	55
Revolving Credit Balance:	$3,476.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Memorial Health System?	I am a trauma/surgical tech.
What do you intend to use the loan for? Loan description?	Wedding plans
- What is your monthly budget? - How much do you save each month? - Are you (going to be) the sole wage earner in your household? If not, how much income does your spouse contribute?	Monthly budget is roughly 300.00. Due to my very demanding job, I don't have a lot of free time. I do have a savings account which I add to every month but the amount varies. My fianc?? takes care of the majority of the bills but as far as how much income he contributes I'm not sure.

Member Payment Dependent Notes Series 557250

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557250	$7,000	$7,000	13.61%	1.00%	August 11, 2010	August 15, 2015	August 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557250. Member loan 557250 was requested on August 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	CSX	Debt-to-income ratio:	0.91%
Length of employment:	< 1 year	Location:	Yorktown, VA

Home town:
Current & past employers:	CSX
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,708.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is CSX and what do you do there?	CSX is a class 1 Railroad and I am a terminal Manager at a Rail terminal in Portsmouth, VA.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Load Balance: 239,000. I have no Home Emprovement loads or 2nd mortgages. Home market value: 275,000.
purpose? take home pay? any other loans ? list of monthly bills? 2nd income in house?	Purpose:replace 2nd car. take home pay: $4085 per mo. Any other loans: none monthly bills: mortgage, power, water, gas, insurance, groceries, credit card( 1 with $585 balance). 2nd Income in house: $15-18,000 annually

Member Payment Dependent Notes Series 557270

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557270	$6,500	$6,500	17.93%	1.00%	August 12, 2010	August 18, 2015	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557270. Member loan 557270 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,955 / month
Current employer:	Italian Home for Children	Debt-to-income ratio:	22.77%
Length of employment:	4 years	Location:	NEEDHAM HEIGHTS, MA

Home town:
Current & past employers:	Italian Home for Children
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/10 > The purpose for this personal loan is to help me to consolidate all of my monthly bills into one payment. As a young adult I made many mistakes and created a lot of debt for myself. Over the past several years I've made every effort to fix my mistakes and I have managed to clear most of my debt. In these difficult times, I'm finding it tough to make ends meet. Although I have plenty of job security, I have not received a pay raise in 3 years due to a salary freeze - this is because I work for a nonprofit agency which depends on state funding. I've been scraping by for the last few months (with monthly rent increasing and health insurance costs on the rise), but with this personal loan I will be able to gain much better footing and continue on the right track.

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	75
Revolving Credit Balance:	$852.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, I am interested to help fund your $10,000 loan. My questions are: [1} What is your position with Italian Home for Children? (Job/What you currently do.) [2] Transunion Credit Report shows $852 Revolving Credit Balance. $10,000 loan; ~$1,000 is Revolving Credit Balance; ~ $9,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts currently that are not included in Transunion Credit Report debts? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS o-n-l-y answer.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.05.2010	Thank you for your questions. 1. I work at the Italian Home for Children as a Program Supervisor. The Italian Home is a non-profit residential treatment facility for at-risk youth ages 4-12. My job involves the management of 3 short term acute crisis units for traumatized, abused and behaviorally challenged children. 2. I intend to pay off an auto loan that I currently have which I still owe approximately $7000 for. Also, I plan to clear all current credit card and credit line accounts so that I can start fresh. These accounts include: First Premier Bank ($343), Reward Zone Mastercard ($288), Fingerhut ($500), Billmelater ($521). 3.Lenders should help to fund my loan because I have consistently made all necessary payments to my creditors on time in an attempt to improve my credit rating after making many mistakes as a young adult. I work extremely hard for a non-profit agency and, because of limited funds, have had trouble making ends meet recently. This loan would allow me to consolidate all of my monthly bills into one lower payment and I will avoid the risk of damaging my credit as I have in years past. I am looking into my future and the possibility of becoming a homeowner and this loan would help me to acheive this goal. 4.I certainly intend to pay off this loan early if possible. I expect that I will be able to have it paid off in 3-4 years.
What is Italian Home for Children, and what do you do there?	The Italian Home for Children is a non-profit agency dedicated to helping children and families in crisis. The agency consists of several programs including short term residential units, long term residential units and a day school. The children who come to the Italian Home are ages 4-12 and present with a variety of emotional, social and behavioral difficulties. Often, these children come to us as a "last resort" - meaning that these kids have usually already been through multiple foster placements, schools and psychiatric hospitalizations. Most come from pasts that include trauma, abuse, domestic violence and neglect. Because of their troubled pasts, many of our children display maladaptive behavior such as physical aggression, sexual acting out, suicidality or self-abuse and other antisocial behaviors. We also provide services for children with psychosis and autism spectrum disorders. I have worked for the Italian Home for Children since 2006 when I began as a direct child care worker. Throughout the 4.5 years of my employment there, I have worked at different capacities - as a direct care provider, unit supervisor and now as a program supervisor. I currently am responsible to assist in the programming for the entire residential department - which includes 3 short-term crisis units and 2 long term residential units. I work closely with the unit supervisors, therapists and psychiatrists, as well as program directors in an effort to continuously improve the quality of the services we provide for our children and families. I facilitate regular meetings, trainings and supervisions with staff members while I also work "hands on" with the children - role modeling behavioral management techniques for direct care workers. This is an extremely stressful job and does involve significant emotional strength and stability. It is not uncommon for employees of the Italian Home to be punched, kicked, bit or spit on by the children. It is our jobs to understand the meaning behind their behaviors in order to help them to learn and build upon their coping skills while working through very difficult times in their lives. These children have been through more trauma in their lifetimes than any adult should ever need to go through. My goal in working with this population is to improve the quality of their lives by building their confidence and trust in adults while improving life skills to allow them to become successful and valuable members of the community.

Member Payment Dependent Notes Series 557465

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557465	$9,250	$9,250	17.19%	1.00%	August 11, 2010	August 17, 2015	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557465. Member loan 557465 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Henrico County Public Schools	Debt-to-income ratio:	7.10%
Length of employment:	4 years	Location:	GLEN ALLEN, VA

Home town:
Current & past employers:	Henrico County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > This loan will help to consolidate debt and pay off remaining debt with a more manageable monthly payment and at a slightly lower APR. Borrower added on 08/03/10 > My credit is not perfect but I don't miss payments. Borrower added on 08/03/10 > My job is very stable. I'm fortunate to work for and in one of the more financially stable counties in virginia.

A credit bureau reported the following information about this borrower member on August 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	10
Revolving Credit Balance:	$12,061.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report reflects 1 creditor payment delinquency within past 24-months; most recent delinquency was 10 months ago. Explanation is? FYI: Lending Clubs provides lenders highly condensed borrower Transunion Credit Report that provides total Delinquent Payments but not individual delinquencies. Lenders cannot determine identity referenced delinquencies. Go to www.annualcreditreport.com website. There yearly, you can obtain FREE copies of your complete Equifax, Experian and Transunion Credit Reports. After obtaining, and reviewing, your Transunion Credit Report, only then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.03.2010	The delinquency was with my Capital One account. Evidently according to Capital One I should have received notice from them that they were installing annual membership fees. They said they sent me a letter explaining the change in their policy. Well if they did I never received it. At the time of their fee I had a zero balance on the card. I repayed the fees but I was 60 days late in doing so. (I payed them as soon as I knew of the new policy.) I thought about cancelling the card but figured it would impact my credit negatively. So I kept it open but because of the missed fees it impacted my APR negatively.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We bought our home for 245k in 2007 and presently owe 233k. As in most areas of the country the value of our home has dropped. The zillow value is 214k. We have made improvements to the home (i.e. ceramic tile, fixtures, and appliances) that are not factored into the value of the home. Also we have never missed a payment on our mortgage. I hope this answers your questions and does not discourage you in financing our loan.
Borrower, I am interested to help fund your $9,250 loan. My questions are: [1} Provide an answer to my earlier email Subj: 1 creditor payment delinquency 10 months ago. [2] What is your position with Henrico County Public Schools? (Job/What you currently do.) [3] Transunion Credit Report shows the $12,061 (92.80 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.03.2010	Thanks for the questions. The delinquency was with Capital One when I was unaware of their new fees started for being a member. At the time my balance was at 0 and I hadn't used the card in almost two years. I work in the TV services department and I am the sports producer/director for henrico county. I produce a 30 minute high school sports show called Sportswire. Fun job but very demanding. Per month I'm paying anywhere between $400-$600 towards debt. During the school sports season when I make plenty of overtime I lean towards paying more than the minimum and towards the card with the highest rate first. Meanwhile my wife is in grad school close to graduating with her masters. She is currently looking for a job in her field and when she gets it(she almost always gets her way) we will be able to bring down that revolving debt significantly if not totally pretty fast. Pay off in 3yrs if possible.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	I'll try to answer this as briefly as I can. My monthly budget varies as my income is much greater from September through May than it is in the summer months. For example my average income is about $500-750 more per month during the school year because I procure overtime. Most jobs you can't count on overtime but in my case it is budgeted into the department. So two-thirds of the year we can save that extra income or put it towards debt. I believe in paying debt first so until I pay it off saving will have to wait. I do have about 10k saved in a retirement account but can't access it for one more year. Our budget at times can be tight but it is balanced and we have enough at the end of the month to pay more than the minimum balance on our credit cards. With this loan I will pay off my highest balance which is over 5k. Plus I will have enough to knock out my card with the highest APR as well. In all if this loan is funded and approved at it's current rate I will eliminate over two-thirds of our debt. When my wife starts working again her income will go towards paying off any remaining debt. Right now she is working on her masters. Overall right now I pay anywhere from $400-600 a month in debt. With this loan I will reduce that significantly while making a payment on the loan that won't stretch us financially. So the plan is bring down my debt/income ratio, only use credit cards in emergency situations, and work with remaining creditors (of which only two will remain with a balance) to get a lower interest rate. We should have an increase in income when my wife gets out of grad school if not sooner. I hope I've answered your questions thoroughly enough. Thank you for your interest.

Member Payment Dependent Notes Series 557484

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557484	$18,000	$18,000	18.30%	1.00%	August 17, 2010	August 18, 2015	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557484. Member loan 557484 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	swedish covenant hospital	Debt-to-income ratio:	22.58%
Length of employment:	3 years	Location:	chicago, IL

Home town:
Current & past employers:	swedish covenant hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > hi. i intend to use the money as a capital augmentation for investing in a home health agency for nurses,therapists and caregivers. it means that i will have a 25% ownership in the business. Home Health agencies provide nurses and caregivers to patients discharged from the hospital who need supportive and preventive care (i.e. patients who are on insulin, antibiotics thru IV, patients on rehabilitation, follow up health teaching and etc.), thus , preventing them from relapsing. More or less we target healthcare on the grassroots. We cover private and medicare. This is more or less what the business is all about. I hope i can get financing. thank you for your help and interest.

A credit bureau reported the following information about this borrower member on July 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,408.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your Small Business category loan is 1 of 350 plus total loans Lending Club listed today for lender consideration. Lenders appreciate the borrowers providing basic DETAILS about their business? Start-up? Established? Products? Services? Targeted clientele? etc. A-N-D provide PURPOSES how, after a loan's origination fee deducted, their loan net proceeds are intended to be spent to benefit either a borrower or business? Website upgrade? Inventory? Expansion? Advertising? Prepaid expenses? Renovating premises? Purchase equipment and or fixtures? "Floor" financing? Or exactly what? etc. Listing provided little or nothing to attract lenders interest and for them to commit $ to possibly help to fund your loan. A small Business category loan is always the hardest loan category to fully-fund because borrowers default rate is highest of all loan categories. Your loan currently remains 1st class genuine mystery to all lenders. You should provide loans basic Details and Purposes how a loan directly intended to benefit you. Minus basic information, realistically loan doesn't compete favorably for lenders available $. At end of borrower registration process exists the opportunity to add description details, purposes, miscellaneous etc to aid prospective lenders. Hope this lender very honest appraisal helps your loan to attract lenders $. Lender 505570 U S Marine Corps-RETIRED Virginia Bch, VA Thursday 08.05.2010	hi. i intend to use the money as a capital augmentation for investing in a home health agency for nurses,therapists and caregivers. it means that i will have a 25% ownership in the business. Home Health agencies provide nurses and caregivers to patients discharged from the hospital who need supportive and preventive care (i.e. patients who are on insulin, antibiotics thru IV, patients on rehabilitation, follow up health teaching and etc.), thus , preventing them from relapsing. More or less we target healthcare on the grassroots. We cover private and medicare. This is more or less what the business is all about. I hope i can get financing. thank you for your help and interest.
I am interested to help fund your $18,000 Business loan. My questions are: [1} What is your current position with Swedish Covenant Hospital? (Job/What you do.) [2] Briefly, why should lenders commit their limited $ to fund your loan? [3] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible" or similar type answers tell participating lenders that fund loans nothing useful. That's why I prefer approximate IN YEARS answer.) FYI: You have very low Revolving Debt Balance; < 25 pct Debt to Income Ratio. Your Home Health Care agency is an attractive investment. Follow-up with L C Home Office and commence required employer-income verification process. Refer to bottom L C Home page for Member Support Department toll free telephone number and email address. Sooner verification is completed, loan upgraded to "Approved" for later issue when funded, means your loan will attract lenders committed $ to fund loan. Advance thanks for THREE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 08.06.2010	1).I am currently working at Swedish Covenant Hospital. full time Intensive Care Registered Nurse. 2.) in this business, we will never run out of clients. because people get sick and get older (that's why healthcare jobs and business are very stable).So the market is already there and booming and almost 80% of old people getting discharged from hospital will get a doctor's order for home health follow up. 3.) i am looking at 2 years. but we are actually looking that a return of investment or profit is very feasible in 1 year. Again, thank you for the interest.
Can you not get a small business loan at a bank for a cheaper interest rate then you are currently receiving on here?	i left a voice message. hopefully they will get back to me on monday.thank you
Please contact Lending Club to verify your income, and I'll be happy to help fund your loan!	the agency has been operational since november of last year. but medicare licensing is still pending for at least 2 more months. then we can take more patients that are medicare eligible. but currently the agency has private pay patients. yes, i will still be working full time at SCH. that will be 3x/week at 12 hours. my wife is a nurse ,too and works full time at a rehab facility.

Member Payment Dependent Notes Series 557487

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557487	$5,600	$5,600	13.23%	1.00%	August 12, 2010	August 17, 2015	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557487. Member loan 557487 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	RCS Learning Center	Debt-to-income ratio:	0.41%
Length of employment:	< 1 year	Location:	Ashland, MA

Home town:
Current & past employers:	RCS Learning Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/10 > This loan is going to be for help towards getting a used car that is gas and millage efficient. I am a graduate student, full time, and I work full time. My goal is to become a school counselor and help children in middle school. My credit is good right now, and if there are any issues, I know I can tell everyone I am in debt only for education. I strongly believe education is important, and I completely intend on repaying ALL of my loans ON TIME. Thank you to all who are helping me fund this loan. :) It means a great deal to me.

A credit bureau reported the following information about this borrower member on August 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	21
Revolving Credit Balance:	$602.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 557530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557530	$3,000	$3,000	11.49%	1.00%	August 16, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557530. Member loan 557530 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,171 / month
Current employer:	NY Presbyterian Hostpital	Debt-to-income ratio:	17.60%
Length of employment:	10+ years	Location:	SPRING VALLEY, NY

Home town:
Current & past employers:	NY Presbyterian Hostpital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	80
Revolving Credit Balance:	$737.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 557556

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557556	$25,000	$25,000	19.41%	1.00%	August 13, 2010	August 16, 2013	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557556. Member loan 557556 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,083 / month
Current employer:	st anthony's hospital	Debt-to-income ratio:	14.83%
Length of employment:	8 years	Location:	st petersburg, FL

Home town:
Current & past employers:	st anthony's hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/10 > i have a great job as a critical care nurse manager.it is very stable.I am seeking to consolidate biils and fresh start to building a better financial future. making payments to one place with a better interest rate would make this much easier and more sucessful in a more reasonable time frame. credit card interest is high. am making all payments in a timely manner. Borrower added on 08/07/10 > all is now approved!!! Borrower added on 08/08/10 > thank you all for the investing...you won't be let down! Borrower added on 08/12/10 > getting close! Thanks again all! Borrower added on 08/12/10 > getting close! Thanks again all! Borrower added on 08/12/10 > 100% today 100% today would be great!

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	50
Revolving Credit Balance:	$15,895.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at st anthony's hospital?	nursing management
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	business is a hospital,work in critical care management, credit cards have been raised to 29% even though I have paid more than the minimum. goal is to pay all debt off in three years. was two income household and now one. by lowering interst rate on debt I am paying less and paying off in fewer years. Three years being rational. Do have some savings and a 401k as back up and as a nurse the ability to do OT is always there. have never been unemployeed since I was 18. very secure job and income.. This payment is within my monthly budget without OT.
Borrower, I am interested to help fund your $25,000 loan. My questions are: [1} What is your position (Job/What you currently do.) at St. Anthony's Hospital? [2] Transunion Credit Report shows the $15,89 (60.90 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] $15,000 loan; ~ $16,000 Revolving Credit Balance; ~ $9,000 is the extra cash that you will receive (less loans origination fee) that is consolidating, or is refinancing, what specific debts currently not included in Transunion Credit Report debts? [4] Why should lenders commit their limited $ to help to fund your loan? [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? (Provide an IN YEARS only answer.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.02.2010	unsecured debt is 28,000, not sure why it doesn't show on report. i have reduced it but when they raised my interest rates to 29% it made it difficult to get anywhere even though I was paying more than minumum. my goal is to have no secured or unsecured debt in three years. My kids are now through with college and on their own financially.I am in nursing management and have maintained present job for almost a decade and have been in nursing for 35 without any break in having a job. Mostly all critical care at the bedside before management. I have swallowed my pride to ask for this loan because it is a wise financial choice for me, I will respect my lenders by not failing them and because I know that I will give back to others as I do each day in my job!
Nurse Manager, Thanks for answers; but you omitted this answering the last question: [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? (Provide an IN YEARS only answer.) Lender 505570 USMC-RETIRED Monday 08.02.2010	depending on this loan transaction. was hoping for a lower interest rate. i have set aside 1200/month to pay this loan off. they gave me a 950./month for three years@ 19%. I figure I can cut it down to 28 to 30 months for sure.
I am asking these 2 questions again. You have not answered them in your answer to me and I do not see this information in other answers. 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget.	5500@29%-250 5000@29%-200 3500@25%-100 11000@22%300 3000@28%-120 car,mortgage,utilities,insurance,food-2400.
Hi Thanks for answers. Can you tell me if you have any reason to expect you won't be working with St Anthony's within the next 2-3 years? (layoffs, cutbacks, moves, etc)	solid job and solid business. non profit hospital which is in the black. had job almost a decade. never in my 35 years of nursing have i been without a job. still a nursing shortage down south
Hi You need to call or email Lending Club, and ask them what you need to do to get your income verified and your loan approved. If and when you get your loan APPROVED with a green check mark for all lenders to see, your loan has a MUCH better chance of full funding. Thank You	faxed them my pay stubs today! Thanks!
I would like to fund your loan, but first can you verify your income with lending club and can you detail your delinquency 50 months ago? Thanks	a split relationship and i didn't know that my credit was used and that there was a balance. learned lesson to never share credit unless there is some sort of binding contract which makes both parties responsible
Your profile says 'Rent' but you typed in 'Mortgage' under monthly expenses. I and other lenders will wonder - do you rent and pay mortgage too? Do you own a house? Any equity in it? My investment decision comes after I can understand your financing better. Thanks.	i rent only....poor use of words by me!
SHOULD LOAN NOT FULLY FUND, WILL U ACCEPT THE PROCEEDS	yes...still better than 29% interest that the CC raised it rate to even though was never late and paid over minimin

Member Payment Dependent Notes Series 557601

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557601	$24,000	$24,000	13.23%	1.00%	August 16, 2010	August 16, 2015	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557601. Member loan 557601 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Frito Lay	Debt-to-income ratio:	10.19%
Length of employment:	6 years	Location:	MOLALLA, OR

Home town:
Current & past employers:	Frito Lay
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	57
Revolving Credit Balance:	$6,663.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance is 250,000 and no heloc. FMV is at 290-310.000
Hi! Your credit report shows on $7000 of debt; can you explain what you will do with the rest of the money?	I have a Bank Of America cc that is 13,000
Borrower, I am interested to help fund your $24,000 loan. My questions are: [1} What is your position at employer Frito-Lay? (Job/What you currently do.) [2] Transunion Credit Report shows the $6,663 (38.10 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] $24,000 loan; ~ $7,000 Revolving Credit Balance; ~ $17,000 is the extra cash that you will receive (less loans origination fee) that is consolidating, or is refinancing, what specific debts currently not included in Transunion Credit Report debts? [4] Why should lenders commit their limited $ to help to fund your loan? [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS answer.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.02.2010	I am a mechanical engineer for frito lay.i believe im pay bout 900.00 on cc debt. I have a BofA cc that is 13,000 i need to pay of cause of intrest is 22.9 or 24.9% I do plan to pay it off early as possible.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Bank of America card 13,000 and Onpoint fcu for 9800.00. BofA is like 22.9% Onpoint is 11.9%
Me again. Qustion Number 5 asks for an IN Y-E-A-R-S only answer NOT "as soon as possible" that tells lenders nothing useful. Here's the question again: [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS answer.)	It will be 1-3 years. I have a good lump sum of money coming in I just not sure when it will be yet.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	mortgage none, rental income 1600 utilities 300, phone 140, food 200, truck 400, insurance 600 a year. yes i am sole wage earner

Member Payment Dependent Notes Series 557635

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557635	$24,250	$24,250	11.49%	1.00%	August 16, 2010	August 16, 2015	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557635. Member loan 557635 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	University of Florida	Debt-to-income ratio:	18.72%
Length of employment:	10+ years	Location:	Newberry, FL

Home town:
Current & past employers:	University of Florida
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,210.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, I am interested to help fund your $24,250 loan. My questions are: [1} How long have you worked at employer University of Florida? A-N-D What is your position? (Job/What you currently do.) [2] Transunion Credit Report shows a $4,210 Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] $24,250 loan; $4,210 is Revolving Credit Balance; ~ $20,000 is the extra cash that you will receive (less the loans origination fee) that is consolidating, or is refinancing, what SPECIFIC debts currently not included in Transunion Credit Report debts? [4] Why should lenders commit their limited $ to help to fund your loan? [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.02.2010	TI have worked for the University of Florida since 12/26/89. I am a Senior Secretary and mostly do medical transcription for the Dept. of OB/GYN. I have 1 credit card that I owe around $4500 on and I want to pay off another loan through Capital One that I owe approximately $14,000 on with a higher payment. I want to pay off those 2 and I also owe my husband money that he lent me.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I believe I answered these questions above.
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes my husband and I own the title to our home. Our home is a doublewide mobile home (1983) and we have 5 acres of land. It is worth around $150,000.
Thanks for reply; however you omitted answering my last question: [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.) Lender 505570 USMC-RETIRED Tuesday 08.03.2010	If I can I would love too but I am not sure
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1) no 2) (a) yes (b) yes (c) spouse 3) no 4) $150,000 5) 18-19 years
Could you verify your income with LendingClub? It would give comfort to lenders.	I'm not sure of exact amount but it is somewhere between $31,000 to $33,000 at work and I do some typing work at home that earns another $5-7,000/yr.

Member Payment Dependent Notes Series 557648

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557648	$8,500	$8,500	17.19%	1.00%	August 11, 2010	August 16, 2015	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557648. Member loan 557648 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Crown Automobile	Debt-to-income ratio:	23.51%
Length of employment:	8 years	Location:	Hoover, AL

Home town:
Current & past employers:	Crown Automobile
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,775.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, I am interested to help fund your $8,500 loan. My questions are: [1} What is your position at Crown Automobile? (Job/What you currently do.) [2] Transunion Credit Report shows the $16,775 (85.60 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.02.2010	1)I work at crown automobile in parts dept as shipping nd receiveing manager. I have a stable job since i have been here for 8 yrs. (2) Am paying almost $700 in all credit card i have. I dont use those credit cards now since i am in the process of paying off. $ 8500 will consolidate my high interest credit cardsinto one. (3) I have not defaulted on my payments and i have a good record (4)I intend to pay off this loan in 4-5 yrs if approved.

Member Payment Dependent Notes Series 557688

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557688	$3,050	$3,050	10.38%	1.00%	August 11, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557688. Member loan 557688 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,260 / month
Current employer:	NCO Credit Services	Debt-to-income ratio:	13.10%
Length of employment:	6 years	Location:	Oswego , IL

Home town:
Current & past employers:	NCO Credit Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > I am requesting this loan to pay off a high interest credit card, and a personal loan, by getting this loan it will help me pay these 2 accounts off for the same monthly payment i was paying for one. i am currently working on the credit industry and i know how important it is to have a clean credit history, i would never miss i payment. I take a lot of pride in my clear payment history. Thanks for your time.

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,469.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 557692

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557692	$6,400	$6,400	11.49%	1.00%	August 17, 2010	August 16, 2013	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557692. Member loan 557692 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	unity health	Debt-to-income ratio:	15.62%
Length of employment:	2 years	Location:	rochester, NY

Home town:
Current & past employers:	unity health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	29
Revolving Credit Balance:	$1,442.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'm interested in funding your loan, but first have a few questions: (1) Do you have a spouse/partner who works? If so, what does he/she do and how much does he/she make each month? (2) What are your major monthly expenses (e.g., mortgage/rent, car loan(s), insurance, credit card payments, student loans, child care, major medical expenses, utilities)? Please breakout separately (e.g., mortgage/rent - $x). (3) What are the balances on your cards and the respective interest rates and minimum payments? Please indicate the cards that you'll be paying off with this loan. (4) How much are you currently paying each month to pay off the debt of the cards that you intend to consolidate?	Hello, I don't have a spouse and i live with my parents and don't pay any rent at this time. I also work part time with my mother at her cleaning business and make an additional $600.00 a month. my monthly payments are: auto loan-$333.00 auto ins.-$135.00 hsbc credit card-$30.00/month with a balance of $300.00 at a rate of 24% QVC card- $56.00/month with a balance of $1200.00 and a rate of 17% I am really in need of paying off a motorcycle that i owe $4000.00 to a private individual which is really why i wanted to get this loan.Thank You very much

Member Payment Dependent Notes Series 557710

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557710	$18,800	$18,800	19.41%	1.00%	August 16, 2010	August 18, 2015	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557710. Member loan 557710 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Sayreville Board of Education	Debt-to-income ratio:	23.33%
Length of employment:	5 years	Location:	manalapan, NJ

Home town:
Current & past employers:	Sayreville Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/10 > I plan to use these funds to pay off ALL my credit cards. I am not the only sole provider of the house, so we budget monthly. We would feel more secure with the same monthly payment of $491 knowing in 5 years or less the debt will be paid in full. If I continue to only pay minimum payments on credit cards, we would get nowhere and fall behind. The loan, plus our mortgage and monthly house bills would approximaely bring our monthly cost to $4800.00. We being home together approximately $5800 a month, depending on overtime for my husband it could be more.

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,198.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, I am interested to help fund your $18,800 loan. My questions are: [1} What is your position with Sayerville bOE? (Job/What you currently do.) [2] Transunion Credit Report shows $30,198 Revolving Credit Balance. Is any a Home Equity Line of Credit? If yes, $ amount a-n-d APR pct are? A-N-D How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.04.2010	Position is a high school math teacher for 5 years. No I have never taken a home equity line of credit. I probably pay more than 600 a month for minimum balances on credit cards, which were used for home improvements on our new home. I can afford and feel secure paying the same amount a month and know in less than 5 years my balance will be paid off. Instead of bill after bill in the mail and only affording minimum payments and getting nowhere. I have good credit standing and continue to do so.
what is Sayreville Board of Education and what do you do there? What is the current interest rate on your debt?	I teach at sayreville high school as a math teacher for 5 years now. I have different interest rates for different credit cards that range from 9% to 22%.
Me again, You did not answer the last question: [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.)	Yes I plan to pay off the loan in 4 to 5 years.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month on each debt? Please be more specific than you were in a previous answer. - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute? Thanks for your answers!	Our monthly budget is around $2100.00. We save on average about $700-$1000 a month depending on overtime. But only paying minimum payments for credit cards. Balances: Amex $12,000 pay $250 min; Home Depot $4200 pay $100 min; Discover $1800 pay $80 min; Bk of America $1700 pay $100 min; 6th Avenue $1000 pay $40 min. Yes we have a plan on cutting up the credit cards and only keep one in the safe for emergencies, so we don't ever get in this scenerio. Again, we used these credit cards for home improvements on our new home. No I am not the sole wage earner, my husband makes $75,000 a year, with a raise coming up in November and he works plenty of overtime! We also have savings in our 401k and pension, but I really don't want to borrow against anyone of those, nor borrow against our home. Knowing we can afford the monthly payment of $491 a month and feeling a sense of security that all will be paid off in less than a year.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage 315k, NO heloc, value around 400k
Please contact Lending Club to verify your income, and I'll be happy to help fund your loan!	My income solely is around $50,000 a year. Monthly I take home $3,200.00. Jointly we make $120,000 a year.
Loan listed 5 days; 47 pct funded. Application still does not show that Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Sunday 08.08.2010	I did speak to a lendingclub rep on Friday and she was to verify my employment. If she tried to call they are closed sat and sun. I will call tomorrow to follow up. Thank you
You stated that you will pay off ALL credit cards with this loan and that you could afford the $491 payments. However, the loan is only for $18,800 and your Revolving Credit Balance= $30,198.00. Thus,it appears that you will need to pay the $491 AND interest on the remainder of the revolving balance (~$12,156)? Thank you.	That's the amt I can afford monthly. I could have taken it all out but my mthly payments would have been double. The remainder balance is a loan I took out for school that is up this year. Thank you.
I would be happy to help fund your loan. First, please contact Lending club to verify your income. Thanks!	This has already been done. The loan is approved. I have spoken to them last week.
The loan is pproved but your income has not been verified. I am still not clear on your $491 budget to pay on your debts. Please provide a list of your current revolving debts (Total is $30,198.00), showing Credit card, Balance; APR; Monthly Payments actually paid. For example:: Chase; $2,300; 15%; $100 Citibank; $3,000; 18%; $100 Also indicate which cards or debts will be paid of with this loan (and which will not). What other debts do you have; car loan, student loan, etc? Thank you.	I have already answered this question previously. Please look through other investor questions so see my budget and revolving debts. Thank you.

Member Payment Dependent Notes Series 557721

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557721	$15,000	$15,000	7.88%	1.00%	August 11, 2010	August 16, 2013	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557721. Member loan 557721 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Ameripath	Debt-to-income ratio:	17.00%
Length of employment:	5 years	Location:	Arlington, TX

Home town:
Current & past employers:	Ameripath
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	3
Revolving Credit Balance:	$11,598.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Credit Card #1 - Mastercard - 29% APR = $4900.00 Balance Credit Card #2 - - Visa - 18% APR = $5800.00 Balance Credit Card #3 - Lowe's - 18% APR = $900.00 Balance Remaining money will go toward medical bills for emergency surgery that insurance did not cover.
Have you resolved your insurance issues? (Do you expect future non-covered medical expenses?)	The insurance issues are resolved and we make weekly payments to the hospital. We do not expect any more non-covered medical expenses.
Please explain the delinquency on your credit report from three months ago.	I was unaware I had a delinquency on my credit report. I will check into that.
Thanks for your response. A second question: how long have you been carrying the cc balances you mentioned, and how large are the monthly payments you have chosen to make to this point?	We have had the credit card balances for three years. On the Mastercard, we pay $250.00 a month. On the Visa, we pay $500.00 per month and on the Lowe's we pay $125.00 a month.
What do you do at Ameripath and how stable is your job?	My job is stable and I am a Senior Manager of Information Technology.
How much do you still owe on your mortgage and How much do you pay each month? What is the current value of your home?	We owe $148,000 and it is valued at $206,000. We pay 1007.25 per month and have never missed a payment.
How do you plan to pay this loan in case of a job loss? Do you have enough in savings?	This is actually a joint loan with my wife who is a high school administrator however there was no place to put that information on the application. There will be money to pay the loan in case of a job loss. Her job is extremely stable.

Member Payment Dependent Notes Series 557757

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557757	$25,000	$25,000	13.23%	1.00%	August 12, 2010	August 16, 2015	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557757. Member loan 557757 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	M & T Bank	Debt-to-income ratio:	15.55%
Length of employment:	10+ years	Location:	york springs, PA

Home town:
Current & past employers:	M & T Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/10 > Pay off 3 existing credit cards Borrower added on 08/02/10 > Funds from this loan + current balance in checking accts and stocks that will be sold at end of month will consolidate all credit card debts into this one loan

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1979	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,006.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.I owe $176,975 I have no home equity loan. Current market value $255,000.00.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here.Here is my plan: Discover $7,200 Capital One $6,000 Citi $13,000 Citi $4,800 Chase$9,700 Total $40,700 End of month is close date for Empl Stock ownership Plan. Once stock hits my account I will liquidate the position for approx $6,500.00. Also, liquidate positions held in Schwab account for $7,000.00. Approximately $2,000.00 in checking account. This loan plus the proceeds from the stock sales and any difference needed taked from checking account will eliminate all credit card balances. Current average rate on cards is approx 12.5 to 14% This loan will set a fixed maturity date on debt and lock in a rate that is close to what I am paying right now. With one payment that is lower than what I am paying right now. Once all cards are paid off I will close Discover, Chase, Cap One and one of the Citi cards. I will keep one Citi card open for emergency use only.
Borrower, I am interested to help fund your $25,000 loan. My questions are: [1} How long have you worked at M and T Bank? A-N-D What is your position? (Job/What you currently do.) [2] Transunion Credit Report shows the $26,006 (35.20 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.) [5] Your narrative says.,.."Funds from this loan current balance in checking accts and stocks that will be sold at end of month will consolidate all credit card debts into this one loan". This implies that you have considerably more $ in personal debts than $26,006 CC Revolving Debts shown on the Tranunion Credit Report? Or what? Please explain as your narrative is confusing. Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.03.2010	Type your answer here.I have worked for M & T or the banks that have been bought by M & T for 36 years. I am a VP in the Trust Department. Transunion is not correct. See my plan and breakdown in the question previous to yours. I believe I answered your questions in the previous question. I plan to work until I am 60 or 62. If 60 I could pay this off in 4 years.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Type your answer here.I am the sole wage earner. My husband is retired and get a pension and he pays half of utilities and insurance Monthly cost: Mortgage $1400.00 Car payment $550.00 Tele/Cable/Internet/Cell $450.00 Electric 200.00 Food $400.00 I think that is all of them.
Hi, I am interested in funding your loan, following your liquidation of stocks etc.. do you anticipate having any remaining funds (savings acct, etc..) for emergency purposes? If so how much of a cushion do you expect to have after consolidation?	Type your answer here.I think we will have approximately $5,000 to $7,000 left in reserve also with the lower interest and payments I will have approximately $500.00 a month or more in my checking account due to not having to service credit cards which will all be paid off.
Do you have a plan in place to avoid falling into debt again? Source of the 40k in debt? Thanks for answering.	Type your answer here.My plan is to use these proceeds to pay off all high interest credit cards and fix a maturity that will be approximately 1 to 2 years before I retire. Any additional funds needed to pay off debt will come from liquidations in my employee stock ownership plan and other stock holdings. This will totally eliminate my credit card debt. Source is from higher education cost for my daughter which is now complete and no longer an issue.

Member Payment Dependent Notes Series 557784

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557784	$23,500	$23,500	13.98%	1.00%	August 16, 2010	August 16, 2015	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557784. Member loan 557784 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,505 / month
Current employer:	Frederick County Government	Debt-to-income ratio:	14.43%
Length of employment:	10+ years	Location:	Frederick, MD

Home town:
Current & past employers:	Frederick County Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/10 > I really want to be debt free within the next 5 to 7 years Borrower added on 08/11/10 > I have spent too many years transferring balances and never managing to pay anything off. As I approach my 50th, I need to get my act in gear. I have good credit, a good job, and a great desire to be debt free prior to retirement. I do better with a structured loan and once paid in full, the cards are gone! Thanks so much to those who have already invested. MUCH APPRECIATED!!

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,585.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	principal balance is $122,346.80. This is a 15 year loan at 4.5%. I do a bi-weekly payment and there are no home equity loans or lines of credit. The mortgage should be paid off by retirement 2019. I do not know what the current market value is - will check on this
Borrower, I am interested to help fund your $23,500 category loan. My questions are: [1} How long have you worked for the Frederick County Government? A-N-D What is your position? (Job/What you currently do.) [2] Transunion Credit Report shows the $57,585 (91.30 pct usage) Revolving Credit Balance. Is any a home Equity Line of Credit? (HELOC) [3} Including a HELOC, how much $ that you are now paying per month on your total credit card/other debt? [4] Why should lenders commit their limited $ to help to fund your loan? [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.03.2010	I have worked for Frederick County since December 1994 - 16 years. My position is the Director of Inmate Services for the local Detention Center. There are no home equity loans or lines of credit attached to my mortgage. I pay a little more than the minimum on all credit cards - approximately $1160 per month. I was shocked into action with the new credit card statements that indicate how long it will take to pay them off at the minimum payment. I want to be debt free in 5 to 7 years, not 36 years. I anticipate that this loan will be paid full within 4 to 5 years.
Please provide the value of your home as estimated on zillow.com. Thanks.	a recent sale was $144,000 with a range of $132k - 153k
What are your other $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	I have the typical monthly expenses: mortgage, condo fee, electric, and cable/internet/phone combo. I have 2 other credit cards that are not part of this loan request. Additionally, I pay quarterly car insurance, quarterly water and sewer bill, and yearly homeowners insurance. No car payment, child care, or education costs. $34.00 per month for gym membership. I have good credit; I make all payments on time and will continue to do so.
Borrower, The loan application shows Income Verification completed (check-marked). But the Credit Review Status shows "In Review". Borrower Credit Review process only ONE-HALF way completed. The Credit Review Status needs to be completed AND upgraded to "APPROVED" for a promissory note to be issued later and after loan funds net $ proceeds can be deposited into your bank account. You need to FOLLOW-UP on this with Home Office Credit Reviewers. Member Support Department open Mon-Fri 8AM-5 PM (support@lendingclub.com 866-754-4094). Home Office is closed Sat, Sun, CA, US Holidays for live telephone calls; but answering machine available 24/7. Emails are answered 24/7. After Credit Status is "APPROVED" your loan will attract many more lenders and their funding $ amount will increase. Today is Thursday; you need to act on this A-S-A-P. Lender 505570 USMC-RETIRED Virginia Beach, Saturday 08.07.2010	credit status is approved
2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	sorry for the delay in answering - I was out of town. I will be paying off the following: $2818/21.9%; $10774/6.99%; $9633/7.9% for a total of $23225.00. Another possibility is to pay off $2818/21.9% and $19916/4.99, 16.99, and 24.99% for a total of $22734.
Why pay off a 7.9% and 6.9% with a 13.98% loan? Y	Even with the difference in the interest rates, I will be paying them off much faster which means less interest in the long run. With the structure of a loan, I am forced to pay the credit cards off!
Your credit report shows you have a credit balance of $57k, yet you are requesting $23,500. Please explain the discrepancy? What is the interest rate of the remainder of the debt you are not paying off.	I can only request $25,000 at a time. I have decent interest rates on all credit cards - I am just trying to get them paid off

Member Payment Dependent Notes Series 557807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557807	$8,400	$8,400	13.61%	1.00%	August 11, 2010	August 16, 2015	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557807. Member loan 557807 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	York & Woods, Inc.	Debt-to-income ratio:	8.38%
Length of employment:	3 years	Location:	Laguna Beach, CA

Home town:
Current & past employers:	York & Woods, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, Thank you for taking a look at, and possibly funding, my motorcycle loan. Rest assured your loan will be repaid on time and in full every month. Income: My business generates $6660 per month from ongoing billings; however, my six month average is $7500 because of nonrecurring, one-time, consulting revenues. After all expenses (business and personal) my net profit/income is nearly $1,000. A detailed list of expenses is below. Current A/R over 30days = $6750. I expect to collect these monies over the next 60 days. This A/R is above and beyond the 6660 of recurring monthly revenue. Expenses (*including $230 per month for expected motorcycle cash outflows): Car Ins. $200.00 Car $292.00 *Motorcycle Ins. $30.00 *Motorcycle $200.00 Gas $80.00 Phone $200.00 Electric $22.00 Office Rent $900.00 Meals $600.00 Health Ins. $120.00 Dedicated Server $500.00 Online Meeting $50.00 Website $100.00 Student Loans $185.06 Business Tax $66.67 Independent contractor $1,350.00 Misc Expenses $800 Total Monthly expenses = $5695.73 Profit: Net income on recurring billings is: $6660 ? $5695.73 = $964.27 per month Again, over the last 6 months I have averaged an additional $840 in consulting income which is not included in the above budget. Net income based on monthly expenses with recurring and nonrecurring revenues: $6660 + $840 ? $5695.73 = $1804.27 per month. Liabilities: I have student loans totaling roughly 15K; payments are included in the budget above. I am also carrying about $1110 in revolving credit that is roughly 50% of my limits and is paid off in full almost every month. I lease a car, payments included above, that I will have for another year and a half. I'm single and there is no other household income.

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	11
Revolving Credit Balance:	$606.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to use the loan for? Loan description?	Ducati Sport Classic Motorcycle
purpose? take home pay? any other loans ? list of monthly bills? 2nd income in house?	I apologize, I've been trying to post the answer to your questions since last night. I'm currently on hold waiting to talk with a rep at Lending club to find out why they are rejecting my posts. In short... After all expenses including taxes (business and personal) and those expenses related to this loan, motorcyle insurance and gas I will have a net income/profit of around 1000. No second income in house.
I'm interested in funding your loan, but first have a few questions: (1) Do you have a spouse/partner who works? If so, what does he/she do and how much does he/she make each month? (2) What are your major monthly expenses (e.g., mortgage/rent, car loan(s), insurance, credit card payments, student loans, child care, major medical expenses, utilities)? Please breakout separately (e.g., mortgage/rent - $x). (3) How do you plan to use this loan?	I do not have a wife. Don't think she'd let me get a motorcycle if I did :). I have posted answers to your questions - they're a lot like the ones another potential lender has asked. Just waiting on lending club to approve the post. Thank you for your interest. I do appreciate your time and consideration. If after the post of my P&L you have further questions, please do not hesitate to ask. Best regards.
Purpose? List of debts? List of monthly expenses and amount of take home pay? What were you late on 11 months ago?	Ducati Motorcycle loan. I'm still trying to figure out how to post my total expenses. For some reason my responses are being kicked back - currenlty on hold with lendingclub to figure it out. 11 months ago I changed banks. When doing so I needed to update all my "pay from accounts" information for cc payments, lease payments, student loans etc.; however, I used the wrong routing number for chase bank. I was told to use the electronic # when I should have used the paper #. My payment didnt go through. Then I fixed the problem, or so I thought, but again chase was unable to pull the auto pay. By the time it was caught and corrected for the third time I was late to the point they placed it on my report
What do you intend to use this loan for? Loan description?	Motorcycle loan

Member Payment Dependent Notes Series 557825

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557825	$20,000	$20,000	7.88%	1.00%	August 13, 2010	August 16, 2013	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557825. Member loan 557825 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	UPS Air Cargo	Debt-to-income ratio:	8.87%
Length of employment:	10+ years	Location:	Pembroke Pines, FL

Home town:
Current & past employers:	UPS Air Cargo
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$130,666.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'm interested in funding your loan, but first have a few questions: (1) Do you have a spouse/partner who works? If so, what does he/she do and how much does he/she make each month? (2) What are your major monthly expenses (e.g., mortgage/rent, car loan(s), insurance, credit card payments, student loans, child care, major medical expenses, utilities)? Please breakout separately (e.g., mortgage/rent - $x). (3) How much of the $130,000 revolving credit balance is a HELOC? (4) Please explain how you plan to use this money? (5) What is your mortgage and what is the market value of your home?	1. Have spouse, doesn't work. 2. Mortgage:$ 2,567.00 and credit cards $ 600.00. 3. It is $ 125,000.00. 4. Home improvement. 5. Mortgage $2567, the value of my home $ 500,00.00
Could you please give a rough breakdown of your Revolving Credit Balance listed above($130,666.00)? And since some or all of it is most likely against your property, how much you owe and how much that property is worth? Thank you.	I'm not sure exactly how I would determen my revolving credit balance. We owe $400,000.00 and it's worth $500,000,00.
Can you provide a little more detail about your home improvement project and its overall budget (e.g., new bathroom, budget of $x).	Appliances, cabinets and counter top are $ 22,400.00
What do you do at UPS Air Cargo?	I am a aircraft technician.
Do you have any car loans, student loans? Any payments on those or any other major monthly expenses?	No car loans or student loans.

Member Payment Dependent Notes Series 557846

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557846	$13,500	$13,500	7.88%	1.00%	August 11, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557846. Member loan 557846 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,776 / month
Current employer:	Colorado State University	Debt-to-income ratio:	19.60%
Length of employment:	3 years	Location:	Fort Collins, CO

Home town:
Current & past employers:	Colorado State University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,519.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, I'm interested in funding your loan but have a question first. Can you please list the current debts/credit cards you are looking to consolidate as well as their respective interest rates. Thanks in advance for your answer.	Liquidhorse - Thanks so much for asking: Bank of America - 10,222 - 17.29% First National Bank of Omaha - 3,222 - 15.29% I'm just looking for a more reasonable interest rate, and the companies wouldn't work with me. I've never missed a payment on anything I've ever borrowed and have paid off all of my loans, normally in advance. When I spoke to my bank about consolidation, the only option they offered me was to transfer my debt to one of their credit cards at a higher rate. I appreciate your time, please let me know if you have further questions. I'm happy to answer them. Erin
Do you plan on paying off this loan early or carrying it to term?	ghettodrvr - Excellent question. I'm hoping to have it paid off about six months early. But at this point I'm happy to have fixed payments and interest instead of dealing with credit card companies. That way I know I'm making headway on my debt instead of treading water. Thanks for the question, please let me know if you have any more. Erin
What is your net monthly pay and please itemize your monthly expenses. What do you do for the university?	My monthly expenses are as follows: (all of the bills are split between my boyfriend an myself, we've lived together for three years. The "Home Bills" list below is just the half that I budget for): $2500 - Income/monthly as a Computer Software Developer designing Medical Records systems for the Vet Teaching Hospital $595 - Rent $37.5 - Electric $15 - Gas $80 - Cable/Internet/Phone $72 - Cell Phone $250 - Groceries/Home Expenses ------- 1049.50 - Home Bills $330 - Car Payment $75 - To Savings for Emergency Funds $65 - Car Insurance (Paid every 6 months, just saved each month) $20 - Car Registration(Paid every 12 months, just saved each month) $15 - Home Insurance(Paid every 12 months, just saved each month) $50 - Charity (*Local Buddhist Center) $600 - Credit Cards (With this loan I'll be paying $500/mo) $30 - Prescriptions ------------ $1185 - Extra bills and expenses The Remaining: 265.5 - Spending/Entertainment/Gifts etc. I hope that answers the question.

Member Payment Dependent Notes Series 557852

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557852	$12,000	$12,000	15.21%	1.00%	August 11, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557852. Member loan 557852 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	chilis	Debt-to-income ratio:	5.80%
Length of employment:	9 years	Location:	seekonk , MA

Home town:
Current & past employers:	chilis
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > Big day meaning baby on the way and the car got hit. need to buy a new one without depleting my childs future funds. at my job for 9 yrs very stable, avg about 3300 a month income wise. thanks for your consideration

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	5
Revolving Credit Balance:	$4,868.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report reflects 1 creditor payment delinquency within past 24-months; most recent delinquency was 05 months ago. Explanation is? FYI: Lending Clubs provides lenders highly condensed borrower Transunion Credit Report that provides total Delinquent Payments but not individual delinquencies. Lenders cannot determine identity referenced delinquencies. Go to www.annualcreditreport.com website. There yearly, you can obtain FREE copies of your complete Equifax, Experian and Transunion Credit Reports. After obtaining, and reviewing, your Transunion Credit Report, only then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.03.2010	24 months ago i moved to rhode island from virginia beach actually and i wasnt getting my bill. numerous phone calls were made to try to solve this but it has never beeen fixed to date. i actaully payed off this card this month with a 200 hunderd dollar payment.
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	actaully my brothers home. ive lived with him for 2 years. that option wasnt there.
IN Y-E-A-R-S How long do you intend to service (keep active) this loan before payoff?	i did a 3yr loan plan but i always try to payoff a loan as fast as possible. i dont like bills. had a 5 yr car loan that got payed off in 2yrs about 3 years back for example...also had a 3 yr personal loan before that got payed in a year and a half.so in short if i can pay to principle like most loans allow then this will be paid asap
Do you plan to hold the loan at least a year? (Investors take a hit in their returns when borrowers pay right away. There's no prepayment penalty, and investors and borrows both pay Lending Club fees on the full amount, no matter how much or little interest changes hands.)	with a little one on the way id say yes it would be at least a year before its paid off
Hi, TWO questions for you... 1) What is your present job at Chilis? 2) What positions have you held there over the past 9 years and in which cities?	well my job varies....im the trainer captain which means head of the training dept. my jobs vary from week to week i bartend, serve, lounge person,key hourly which is filling in as mgr.etc..... basicly the only thing i dont do is cook. i opened the virginia beach store and worked there for three years. other than that ive been in east providence RI and lincoln RI which is where i am at now

Member Payment Dependent Notes Series 557861

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557861	$22,200	$22,200	17.19%	1.00%	August 16, 2010	August 16, 2015	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557861. Member loan 557861 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,333 / month
Current employer:	bwi group	Debt-to-income ratio:	21.93%
Length of employment:	10+ years	Location:	XENIA, OH

Home town:
Current & past employers:	bwi group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > With the amount that I requested, I will not be able to pay of all my outstanding balances. However, With what I requested is a good start and if I obtain the full amount I will close what I can and cancel my cards. I will even submit evidence showing what transactions I made. Thanks in advance.

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,258.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is bwi group and what do you do there?	BWi purchased what was once DELPHI Automotive and prior to that GM. I work on a cad designing suspensions.
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes I own my home. The Balance is 159000.00 and it was appraise for this home loan at 170000.00 FHA
Borrower, I am interested to help fund your $22,200 loan. My questions are: [1} Description of your employer BWI Group? A-N-D How long have you worked there? A-N-D What is your position? (Job/What you currently do.) [2] Transunion Credit Report shows the $9,258 (89.90 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] ~ $22,000 loan; ~ $9,000 Revolving Credit Balance; ~ $13.000 the extra cash that you will receive (less loans origination fee) that is consolidating, or is refinancing, what SPECIF debts currently not included in Transunion Credit Report debts? [4] Why should lenders commit their limited $ to help to fund your loan? [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.03.2010	BWI was formely Delphi and I have worked there for 20 years. Im a cad designer working on suspension. the 9258 is now 8000 and i pay 217 month. 907.0 cc & others. I have a benefical loan which i gained three years ago to remove a 2nd mort with the intent to sell home and relocate. those plans fell through and I was stuck with a loan that cost me 400 a month with little to prinsiple. I owe 18000.0 on this loan along with chase 8000, juniper 3200, capital one 4700. I would of liked to combine all into one and get paid off as soon as possible, but you are the only ones who are giving me half the chance. My intensions are good my credit score is 670 and Im striving to take care of my responsabilities. I thank you for this chance so I can get things right.
Me again, You did not answer the last question: [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.)	I would like to pay this off before 5 years if I can. My intent would be to pay off in 5 years and whatever extra I can pay toward this I will do.
What are the APRs on the cards and the benefical loan? Thank you.	My APR for Juniper is 14.99, Chase is 6.0, Capital One is 20.9 pur 24.9 cash 17.9 spec pur, and Benefical is 22.98.
2.Are you the sole wage earner? Thanks.	Yes.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	House-1200.00 w/tax and ins, car 1- 288.00, car 2 - 274.00, "ph,int,cab 150.00," food 800.00 month, elc 75.00, gas heat75.00, car ins 112.00month.

Member Payment Dependent Notes Series 558006

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558006	$3,000	$3,000	16.45%	1.00%	August 16, 2010	August 16, 2015	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558006. Member loan 558006 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	sutters place bay 101	Debt-to-income ratio:	23.04%
Length of employment:	6 years	Location:	DUBLIN, CA

Home town:
Current & past employers:	sutters place bay 101
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	27
Revolving Credit Balance:	$5,020.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 558022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558022	$9,000	$9,000	13.98%	1.00%	August 13, 2010	August 16, 2013	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558022. Member loan 558022 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	Georgia Department of Labor	Debt-to-income ratio:	15.09%
Length of employment:	3 years	Location:	statesboro, GA

Home town:
Current & past employers:	Georgia Department of Labor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	39
Revolving Credit Balance:	$633.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, I am interested to help fund your $9,000 loan. My questions are: [1} What is your position at Georgia Dept of Labor? (Job/What you currently do.) [2] Why should lenders commit their limited $ to help to fund your loan? [3] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? (Provide an IN- YEARS only answer.) Advance thanks for THREE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.03.2010	I am currently a DOL Services Specialist 3 Advanced for the unemployment division I file claims make determinations assist claimiants ect I intend to pay the loan as scheduled with as much extra as I can every month. I should be given the loan because my income and my wife combined is over 80 thousand a year which means we can definately afford it and we are both in very stable jobs she teaches and has for 9 years at the same employer.

Member Payment Dependent Notes Series 558032

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558032	$9,000	$9,000	17.56%	1.00%	August 12, 2010	August 19, 2013	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558032. Member loan 558032 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Sovereign Consulting	Debt-to-income ratio:	23.08%
Length of employment:	3 years	Location:	MOUNT LAUREL, NJ

Home town:
Current & past employers:	Sovereign Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	45	Months Since Last Delinquency:	10
Revolving Credit Balance:	$8,804.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Sovereign Consulting and what do you do there?	Sovereign is an environmental consulting firm whose major clients are big oil companies. We have 12 offices in 8 states. My title is Assistant Accounting Manager and I handle our sales/use tax and assist the controller with tasks.
Can you please explain the four delinquencies in the last year? Thanks; Art	I'm not sure exactly what delinquencies you are speaking of, however I did just get out of a relationship, which entailed moving somewhat suddenly. I was very hard pressed for cash, having to within a couple of weeks, come up with a deposit and other money to facilitate the move. This move occurred at the end of March. If you are talking about any delinquencies in the fall of 2009 - my mother passed away in September, I had appendicitis in November and a very serious infection for the month of December. I was out of work the entire month of December on disability.
Can you please break down your monthly expenses to show us that you are capable of paying back this loan? Thanks	This is an odd question to be asking at this point in the loan process, as my loan is already 90% funded, but I will answer nonetheless... I currently pay $400.00/month to my credit cards that this loan is to consolidate. My payment on this loan is only going to be $323.00, so I should have no problem substantiating it.

Member Payment Dependent Notes Series 558089

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558089	$8,000	$8,000	11.49%	1.00%	August 12, 2010	August 18, 2015	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558089. Member loan 558089 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Cedar Creek Inn	Debt-to-income ratio:	19.50%
Length of employment:	8 years	Location:	Brea, CA

Home town:
Current & past employers:	Cedar Creek Inn
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/10 > I am a responsible and punctual student who is looking to consolidate credit card debt. I have a secure job of 8 years and I have excellent credit. My credit history speaks for it's self and the fact that I'm choosing to look into a small loan instead of opening another credit card shows my intergrity of breaking free from debt. I've never been late or missed payment on any bill and this opportunity will set me free from ridiculous credit card interest.

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	8
Revolving Credit Balance:	$2,288.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what are your current fixed monthly expenses?	My fixed monthly expenses include rent, phone, insurance. I recently paid off my car so I pay around 1000 monthy on fixed expenses.

Member Payment Dependent Notes Series 558097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558097	$8,000	$8,000	7.14%	1.00%	August 11, 2010	August 16, 2013	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558097. Member loan 558097 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,700 / month
Current employer:	Pellerin Milnor Corp.	Debt-to-income ratio:	2.25%
Length of employment:	10+ years	Location:	Gretna, LA

Home town:
Current & past employers:	Pellerin Milnor Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	82
Revolving Credit Balance:	$3,331.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. will pay with this loan: credit card $4577 23.25%, credit card $1180 17.90%, credit card $885 27.24%, credit card $760 16.24% will not: credit card $380 0%, credit card $638 0%, credit card $1343 11.24%, credit card $340 13.99%, credit card $412 11%

Member Payment Dependent Notes Series 558162

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558162	$4,800	$4,800	18.67%	1.00%	August 17, 2010	August 16, 2015	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558162. Member loan 558162 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	11.56%
Length of employment:	5 years	Location:	centerville, MA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > Its a beautiful day at Trader Eds Hyannis Marina, MA :) Borrower added on 08/06/10 > this is my second loan with lending club first loan was in the amount of $2500 and was paid in full :)

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	59
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	rent $879 utilities $411.55 paydayloans $2374.64 tuition1 $394 reg fee tuition2 $1500 (wont get paid) on cc auto ins year $281 $5840.19
Application shows Length of Employment as 5 years, but Employer as N/A. The two do NOT correlate. Provide employer.	I have 8 years of employment @ Amari Restaurant returning in November 2010 :)
So you are currenlty unemployed? What is your source of income? Thank you.	My employment is $350 weekly at Trader Eds Child support $250 weekly scholarships

Member Payment Dependent Notes Series 558163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558163	$15,000	$15,000	18.30%	1.00%	August 16, 2010	August 16, 2015	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558163. Member loan 558163 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,254 / month
Current employer:	State Department	Debt-to-income ratio:	4.33%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	State Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > For the past four years, I worked as the national (US) political project director for the UK Gov't based out of my home in Boston. Finally, I gained US citizenship and immediately applied for a job with at the State Department. After a lengthy clearance process, I have now started as a strat comms officer on the newly formed Civilian Response Corps. However, the move from Boston to DC was not paid for by my new employer and I incurred a lot of expense. The move has set me back and I would like to get back on track as I start my new career. Hopefully, some of this description has helped to explain my current predicament but also put your minds at ease given some of the information. As a US Gov't employee, it is in my interest to behave more responsibly than your average borrower. Plus, given the unique nature of my job (ie deployed to parts of the world most fear to tread), I expect to have my salary augmented by 'hardship' pay once I'm fully trained and deployed in the field. Therefore, I expect to repay the loan a little earlier than expected but, for those of you interested in a little return on your investment, this probably won't occur within the first two years of the loan. I do have a couple of marks on my financial record, which despite my good credit now will cause some pause among lenders. I get that. However, the two separate incidents had more to do with administrative blunders, ie failing to set up the auto payment correctly before leaving the country for 6 weeks (for work) than they do about my unwillingness or inability to pay. I learned VERY quickly from this and have maintained exemplary credit ever since. And, I refer you back to my current employment status as evidence that this is the case. I appreciate any assistance this forum can provide and I'm grateful to your willingness to take the risk and help out. I can only assure you, for whatever assurance you get online, that I am responsible, upstanding and have NO intention of defaulting on any loan, ever.

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	15
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report reflects 2 creditor payment delinquency within past 24-months; most recent delinquency was 15 months ago. Explanation is? FYI: Lending Clubs provides lenders highly condensed borrower Transunion Credit Report that provides total Delinquent Payments but not individual delinquencies. Lenders cannot determine identity referenced delinquencies. Go to www.annualcreditreport.com website. There yearly, you can obtain FREE copies of your complete Equifax, Experian and Transunion Credit Reports. AFTER obtaining, and reviewing, your Transunion Credit Report, only THEN answer my email. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.03.2010	I missed a credit card and mortgage payment. These were quickly paid but was a result of failed online payment set-up (before travelling for six weeks) on the former and confused payment schedule during mortgage refi that led to slip on the latter. In both cases, payments were quickly made and put on track. I only wish creditors could distinguish these on the credit checks versus the pure delinquent who is either unwilling or unable to pay. That's not me. Indeed, my job (clearance) depends on my being able to behave responsibly in all aspects of my life.
Borrower, I am interested to help fund your $15,000 Move-Relocation loan. My questions are: [1} Answer my earlier email Subj: 2 creditor payment delinquencies within past 2-years, most recently was 15 months ago. [2] Provide THREE years PRIOR work, or school, history A-N-D What is your current position at U S State Department? (Job/What you currently do.) [3] Reasons why do you need $15,000 for Move-Relocation expenses? [4] Why should lenders commit their limited $ to help to fund your loan? [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.03.2010	Hopefully you've received my earlier answer and thanks or your willingness to help. As for your other questions, I am now with State as an Active member of the Civilian Response Corps where I'll primarily serve as a strat comms officer. First deployment is likely the Sudan. Given the nature of the job, with hardship pay etc., I expect to be able to pay this off within 2 years. At the moment, my move was not funded by State. Previously, I was employed by the British Consulate in Boston serving as our US-wide political campaign leader, regional press officer and public affairs advisor. I was employed there for 4 years before finally acquiring US citizenship, getting this job and making the move. With a mortgage in Boston - property managed by agent and now covers mortgage on 1-yr lease but was vacant for two months - rent here, the move expenses and related costs, have all added up and I want to get back on my feet as I start this job. I'm grateful for any help you can provide and won't let any funder down.
How did you pay for the move expenses? Did you acquire debt? Your report (the part we see) does not reflect any revolving balance. Thanks in advance for your response.	Some is on credit, the rest was a loan from my 401K. I'd like to pay these off and/or back to save longer term implications. Not sure why the revolving isn't showing unless it's too recent.
SHOULD LOAN NOT FULLY FUND WILL U ACCEPT THE PROCEEDS	I think it depends on the final amount. I really want to consolidate everything and leave a small float going forward so I can get on track. The amount asked fir enables this scenario to happen. Any less makes that more difficult to accomplish. So, ideally I'll wind up lucky enough to receive the full amount. If not, I think anything below 12-12.5K makes things difficult. Separately, I tried traditional routes only to discover less banks willing to loan out unsecured funds these days and worse, many don't lend to DC residents. Here's hoping the funding comes in and thanks for the question.
R U A 1 OR 2 INCOME FAMILY. WHAT IS UR MONTHLY GROSS	I am a single guy and make 87350 per year or $2082 bi-weekly after all deductions and taxes.
AT ANYTIME WILL U BE REIMBURSED FOR YOUR MOVING EXPENSES	No. There was no relocation provided nor any reimbursement promised or offered at any date after EOD (entry on duty).

Member Payment Dependent Notes Series 558185

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558185	$15,000	$15,000	7.88%	1.00%	August 12, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558185. Member loan 558185 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	United States Armed Forces	Debt-to-income ratio:	11.09%
Length of employment:	10+ years	Location:	Eagle River, AK

Home town:
Current & past employers:	United States Armed Forces
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,665.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving debt is listed as $40,665. Is this all credit card debt or includes HELOC, other? What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to these 2 Q	Type your answer here. 1. My revolving debt is a combination of credit card debt and upgrades to my home. 2. my total monthly expenses to include mortgage,insurance, utilities, grocerey bill is estimated at $ 3,526.00
How much of the $40,665 is credit card debt and how much went towards your home upgrades?	Type your answer here. The amount of credit card debt vs. home upgrades is as follows: credit cards average total is: $14,000.00 / home upgrades average total is: $26,000. Making the TOTAL amount of debt a little over $40,000.00. Thank you for considering my loan.

Member Payment Dependent Notes Series 558190

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558190	$12,000	$12,000	16.45%	1.00%	August 16, 2010	August 16, 2015	August 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558190. Member loan 558190 was requested on August 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,576 / month
Current employer:	Hayes Transport Inc.	Debt-to-income ratio:	19.29%
Length of employment:	3 years	Location:	Stoughton, WI

Home town:
Current & past employers:	Hayes Transport Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/10 > This started with the idea, 7 months ago, of getting newer vehicles for myself and my wife. We found two fantastic deals so started looking into the best way to finance these cars. We could either add a $5000 loan and have another payment or consolidate the bills we have, which are credit cards, an almost paid in full lending club loan and the newer vehicles and end up with a payment less than or equal to what we pay now on only the lending club loan.The lending club loan would have been paid in full in 5 months but the payment is at $335. The new loan payment comes to about $300. It seems in our best interest to consolidate. We can verify whatever needs to be verified and can prove our ability to repay this loan as we have the last one. Thank you for considering me. Sincerely, Cliff Borrower added on 08/12/10 > Thank you to all who have invested in our loan so far! We are grateful for your help in this way and will continue to be faithful in paying each payment on time and in full as we have previously.

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,823.00	Public Records On File:	1
Revolving Line Utilization:	56.00%	Months Since Last Record:	79
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Hayes Transport Inc. and what do you do there?	Hayes Transport is a trucking company. I am a long haul trucker / Over the road driver. I pick up and deliver goods from all over the country.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute? Thanks for your answers!	This budget is from after taxes have been taken out. We have three savings accounts, beside our 401k. The first is a long term that we are building to 6 months worth of pay. $200 a month goes into that. The second is a Misc.fund for things like vacations, clothes, school activities, car work, medical co-pays ect. $300 per month goes into that. The third is for fun expenses, eating out, small family jaunts, movies, ect. $200 per month goes there. We donate $400 to charity. Our housing is super low only $200 a month because we do upkeep on the property we live on and share with a friend. We have had this arrangement now for 6 years. Our insurance for health and car is about $550 per month. Utilities come to an avg of $400 per month including phones. We have one revolving loan for $335 from Lending Club. We only have 5 more months to PIF. Our remaining credit card debt is about $6500. We have APR's ranging from 16% to 24%. We pay $500 per month at least on those cards. We are on track to have those paid off in 8 months. A lump sum from our tax returns and bonus' goes on those to move that along faster. Groceries are $700 per month. We have been working on this plan for 5 years, but very seriously for the last 3. With or without this loan we are doing well. My job is the main income for our family, my wife works part-time, depending on the year and where our family is she brings in $8000 net. I hope I answered all your questions fully. Thank you for your interest.
How can we possibly be sure you will not declare bankrupcy again?	I think you are on the wrong loan note. We have never declared bankruptcy. We are almost fully paid off with all bills. We have a total of 3 savings accounts. We live off of 60% of our income and the rest is in those savings accounts. We are not in dire straights at all! A loan is a good mark on our credit rating that we have been building for over 6 years now. I am not really sure where you would even get the idea that we would do such a thing. I am a hard working, trustworthy man of character and I have to admit your question offends me a little. I hope I answered politely and clearly. If you have anymore questions, please feel free to ask. Thank you again for your consideration. Clifford

Member Payment Dependent Notes Series 558268

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558268	$10,000	$10,000	11.86%	1.00%	August 12, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558268. Member loan 558268 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Pawhuska Hospital, Inc.	Debt-to-income ratio:	1.83%
Length of employment:	< 1 year	Location:	Tulsa, OK

Home town:
Current & past employers:	Pawhuska Hospital, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > I am asking for a loan to consolidate payments consisting of medical bills and some property taxes. I have a great history of paying my bills, but my credit score is lower because I own my home outright and do not have a payment for it, hence, no escrow to make monthly property tax payments. I have no credit cards and somewhere I have a line or lines of credit that I have not utilized enough to maintain a higher credit score. I do not know where these lines are held, but that is what the credit report says is my reason for a drop from excellent status. I am a lender on another site and understand the risk you are taking by loaning to me. I appreciate your consideration of my loan and assure you that it is a no-risk venture. Thank you.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Medical Bills including Hospital, Orthopedic Surgeon, Anesthetist, Lab, X-ray, Physical Therapy, etc. = approx $8000 will be paid off Property Taxes for last year and coming year $1200 will be paid Loan Origination fee of $475 and remaining $325 for cushion in case of unaccounted for interest or fees when paying off bills Approx $900 Prosper loan will not be paid off No other debt.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. No, 2. Yes, in my name, 3. No, 4. $44,500, 5. 2 years
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Yes, 2. $0 3. $44,500 Yes, I could get a Heloc, but I have benefitted from Peer lending through Prosper and am, in a sense, helping the institution that I am a part of. Being in the medical field, I know I can make minimum payments to each of my medical creditors, but I would rather have one payment and support a method of lending that I myself have utilized both as a lender and borrower. I had a credit score of 777 just 2 years ago and since I only have the Proper loan for such a small amount, my credit score has dropped. I guess that is the price one pays for having minimal debt.

Member Payment Dependent Notes Series 558335

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558335	$9,600	$9,600	14.35%	1.00%	August 13, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558335. Member loan 558335 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	John P Gallagher	Debt-to-income ratio:	14.98%
Length of employment:	10+ years	Location:	West Islip, NY

Home town:
Current & past employers:	John P Gallagher
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > I plan to use the funds to pay off all high instrest rate credit cards for once and for all. I pay my bills every month on time. Myjob is very stable. I've been in my current postion for the last 13 years and my boss gives me pay raises before the union does. I'm the highest paid on the staff. Borrower added on 08/04/10 > I'm a good person that works hard for my money and i just want to get rid of all my high instest credit cards. In the pass I had to deal with a person that left me standing with a child that he didn't pay child support and ran up the credit cards and that is the reason why I claim bankruptcy. I would have never done that if I had the job that I have now. After the judge granted me the bankruptcy, he told me I hope you and your baby can live better now. I told him thank you and it will. Will that was over 114 months ago and it did make our lives better now. So if you grant me this loan it will help make our lives better, by helping us get rid of the high instest rates. Thank you for taking your time in this matter

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	47
Revolving Credit Balance:	$6,468.00	Public Records On File:	1
Revolving Line Utilization:	47.10%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 2 Public Records on File originating 114 months ago. (Lending Club furnishes lenders the borrowers highly condensed Transunion Credit Report that shows line totals but not individual line items. Lenders c-a-n-n-o-t identify credit grantee, or individual, responsible for legal action that resulted in Public Records. You must obtain copy complete Transunion Credit Report to learn that information. FREE copies of your Equifax, Experian and Transunion Credit Reports are avaiable yearly at www.annualcreditreport.com .) Question Number [1]: What was Public Record? {Court judgment lein? Taxes lein? Wage garnishment lein? If bankruptcy, was it Chapter 7 Assets Liquidation? Or Chapter 11 Debt Reorganization? Or Chapter 13 Wage-earners Plan?) Question Number [2]: What was Public Record final disposition? After obtaining, and reviewing, the Transunion Credit Report, only then answer this email. Advance thanks for answers to BOTH questions. Member 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.03.2010	it was a bankruptcy, not 100% sure if it was chapter 11. I had to claim bankruptcy due to my daughters father putting me in debt and because he wouldn't pay his child support. The judge granted me the bankruptcy in full without having to pay back anything.
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My father pays my mortgage. It has about $240,000.00 left and my father,me & my husband are all on the title. My name is under my maiden name. Current value of the home is $356,000.00 I'm a good person and I work hard for everything. If you were to give me this loan, I can promis you that it will be paid in full and on time every month. I'm asking for this loan just to write one check every month instead of what i'm writing. So please approve this loan. Thank you
What is John P Gallagher and what do you do for them? Please provide a list of your current revolving debts (Total $6,468.00), showing Credit card, Balance; APR; Monthly Payments actually paid. For example:: Chase; $2,300; 15%; $100 Citibank; $3,000; 18%; $100 Also indicate which cards or debts will be paid of with this loan (and which will not). What other debts do you have; car loan, student loan, etc? Thank you	Mr. John P. Gallagher is my boss and he is a civil service employee of NYC Department of Education. I work for and right along side of him, as his assistant running the cleaning crew that cleans South Shore High School. Citibank $1100 I pay $100 every month and will be paid off with this money Avenue $900 I pay $100 and will be paid off Capital One $900 I pay $100 to $200 and will be paid off Capital One $500 my husband pays $150 Reward Zone $400 I pay $100 and will be paid off Sears $800 I pay $50 to $100 and will be paid off Macys $300 I pay $100 and will be paid off Lowes $250 I pay $100 and will be paid off Princess $1000 and I pay $200 and will be paid off The Chase was a part off the bankrucpty and every now and then it pops up as open. its not and I will have that cleared up again. I have one loan out there and its for my car. There is $16000.00 on it and I pay $460 or more every month, on time. Hope this helps

Member Payment Dependent Notes Series 558336

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558336	$9,000	$9,000	13.61%	1.00%	August 11, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558336. Member loan 558336 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	StudentVoice	Debt-to-income ratio:	5.16%
Length of employment:	< 1 year	Location:	BUFFALO, NY

Home town:
Current & past employers:	StudentVoice
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > Home improvement loan

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	34
Revolving Credit Balance:	$8,790.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is StudentVoice and what do you do there?	Studentvoice provides software to universities and organizations within them to better assess their students and members. I am a software engineer there. You can check out the site www.studentvoice.com Thank you
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My balance of my mortgage loan is roughly 78,000 my house was currently assessed at 110,000. I am not sure i know what heloc is sorry. Thank you for your interest

Member Payment Dependent Notes Series 558361

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558361	$12,000	$12,000	16.45%	1.00%	August 13, 2010	August 17, 2015	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558361. Member loan 558361 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	The SSI Group	Debt-to-income ratio:	5.36%
Length of employment:	2 years	Location:	Eight Mile, AL

Home town:
Current & past employers:	The SSI Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > With this loan, we will be paying off a car loan, and our credit cards. Our current payments on these items alone (which we have been making monthly) are almost double the amount we would be paying to repay this loan. We do not have any delinquent accounts.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,713.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Good afternoon, The total balance of my home loan is $54,000. As of the last appraisal (August 2008) the home was valued at $59,000. Property values in the area have gone up since our purchase, but this is the most recent 'official' estimate we have. There are no home equity loans on my home, or any other type of loans where there is a lean on the property. Thank you kindly for your consideration.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute? Thanks for your answers!	My monthly budget is around $2400 for all my expenses. We had been saving $150/mo until my wife was laid off. Since then, our savings has been depleted. The biggest stumbling block is the automobile loan she brought into the marriage. That payment alone is $368/ mo. (Balance is $7100) My other major credit card, Bank of America, has a current balance of $3500 with a 22.9% APR with a monthly payment of $110. My wife has a Capital One card with a balance of $1300, 15.9% APR, with a current monthly payment of $50. Of course, we try to always make a payment that is slightly over the minimum, but interest rates are still eating us alive. Our plan for reducing our dependance on Credit Card debt: Most importantly, we plan not to use them! Once we can consolidate the current loans and Credit Cards (mentioned above) that would allow us to start saving again. We cannot be without a reliable vehicle, but that payment, coupled with our other bills, is really hurting. Here are the numbers: Honda Payment - $368/mo Bank of Amer - $110/mo Capital One - $50/mo Other low balance Credit cards - $80/mo total) Amount we are spending on payments now = $608/mo Amount we would be spending on this loan = $294/mo savings each month = $314/mo The current plan is to use this money for savings, so we will not need to use credit cards in case of emergencies. I hope I have hit on all the points you needed answered. Please feel free to contact me should any other questions arise, of if you need further clarification. Thank you for your consideration
-What is The SSI Group and what do you do there? Thanks.	The SSI Group creates the computer software used for over 50% of the medical billing in North America. We have over 2200 facilities as our clients, and my personal role is software support for 1/2 of these clients. This support ranges from basic training to troubleshooting code, and working with the clients to custom build the software to meet their individual facility needs. I have been with the company since moving home to Mobile, AL in early 2008; before this, I worked for the medical facility attached to Dartmouth College.
STUPID QUESTION. U SEEM UNDERPAID FOR WHAT U DO, HAVE U THOUGHT ABOUT ASKING 4 A RAISE. HOW LONG HAS UR WIFE3 BEEN UNEMPLOYED. TIA	My company only does salary reviews once a year, and I have been told that aside from our annual increase (no more than 4% ) they do not offer additional incentives. Also, for the area of the country I am living in, it is actually a higher wage than the average. My wife has been unemployed for a little over a year. We found that having her available for the children (one of my children is disabled) actually saved us money we were spending on child care after school.
WHAT R UR FIXED MONTHLY EXPENSES	My fixed expenses are: Mortgage - $732 Utilities: $544 (includes power, water, phone, cable/internet) Honda - $368 Auto Ins: - $64

Member Payment Dependent Notes Series 558387

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558387	$23,000	$23,000	21.27%	1.00%	August 17, 2010	August 17, 2015	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558387. Member loan 558387 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Waldbaums	Debt-to-income ratio:	11.93%
Length of employment:	10+ years	Location:	Southold, NY

Home town:
Current & past employers:	Waldbaums
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > I am 28 years of age, never married and no children. I have been working with the same company for the past 13 years and am currently a manager in one of the largest store in our company. My lifestyle is simple and monthly expenses consist mostly of rent, car insurance and cell phone. I just finished paying off a 5 year car loan which was be nearly identical to the loan I am applying for. I have not missed a payment on my car loan as well as my credit cards and is evident in my credit report. Although I have been able to keep up with the payments on my credit cards, I am looking to consolidate to one monthly payment at a lower APR. This payment will be less than the combined minimum on my cards and still allows me to be debt free in 5 years. Borrower added on 08/04/10 > If you have any questions, please, feel free to ask. I will happily answer almost anything. Borrower added on 08/07/10 > Sorry for the delay with the 1 delinquency update. There is 1 I recieved in april of 09 on a card that I payed off and canceled 3 months later. Payment was sent through the mail and never received. I was contacted later on the issue and I made payment over the phone. I was told that because it was my first error that it would not be reported. I didn't catch the deliquency earlier but it was on a card that was canceled a year ago and I didn't scrutinize my report throughly. I am sorry. I will be disputing the delinquency in the immediate future.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	16
Revolving Credit Balance:	$6,101.00	Public Records On File:	0
Revolving Line Utilization:	91.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving credit balance shows $6101.00, however you are requesting $23,000 for debt consolidation, do you have other debts not showing on your credit file?	Yes. My revolving credit balance should show around $20,000. When I checked my credit report only one of the three companys listed me at $6101. The other two listed me at the correct amount.
Since this is a credit card refinance loan, please list the names, amount, and interest rates of each debt you will refinance. Thank you!	US Airways Mastercard provided by Barclay: $11,498.59 at 30.24 APR. Discover Card : $3,507.17 at 22.99 APR. Union Plus Visa Card provided by HSBC: $3,053.30 at 19.99 APR.
In your description you stated you live simply...Is this a result of your credit card balances or is this something you have always practiced? What are you doing to keep yourself from continuing to accumulate more debt?	Actually my simple lifestyle can be attributed to my job. I work 6 days a week at least 50 hours. I have and will be putting in close to 70 hours at times. The rest of my time is spent at my gym and doing the usually weekly errands. My credit cards will be cancelled as soon as they are paid off. I am sure everyone has noticed the extra amount I have requested in the loan and I plan on using that excess as buffer until I receive next years tax return. I get back about $2,200 every year. At that time the remainning amount will be deposited back into the paying off the loan.
HI, You have listed 3 credit cards totaling around 18K, but you are requesting $23k...What's the extra for? Thanks, -LL Herndon,VA	I am using the excess as a buffer so I can cancel my credit cards. After paying the LendingClub fee it comes out to a little less than $3,000. That money will then be payed back to the loan as soon as I receive next years tax return. I always get about $2,200.
Please let us know what happened with your Delinquency. Thanks!	I check my credit report before I openned this account and it did not mention a delinquency. I am hoping this is just an error. I will request another credit report and will reply on the board my findings.
Borrower, I am interested to help fund your $23,000 loan. My questions are: [1} Why should lenders commit their limited $ to help to fund your loan? [2] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS o-n-l-y answer.) Advance thanks for TWO answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.05.2010	Like most borrowers will say, I am a sound investment. I have been employed by the same company for 13 years. I am a union worker. That gives me great job security. Being never married with no childeren I have fewer expenses. My very time consuming job keeps my lifestyle simple. As to paying off the loan early, my goal is to have it paid off in 4 years. Hopefully I will be able to do this even sooner.
Transunion Credit Report reflects 1 creditor payment delinquency within past 24-months; most recent delinquency was 16 months ago. Explanation is? FYI: Lending Clubs provides lenders highly condensed borrower Transunion Credit Report that provides total Delinquent Payments but not individual delinquencies. Lenders cannot determine identity referenced delinquencies. Go to www.annualcreditreport.com website. There yearly, you can obtain FREE copies of your complete Equifax, Experian and Transunion Credit Reports. After obtaining, and reviewing, your Transunion Credit Report, only then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Friday 08.06.2010	Another lender has asked the same question. I am applying for a new report as we speak and will hopefully find out why I have a delinquency. Sorry for lack of information at this moment but I am a bit taken back by this. I did a credit check before I openned this account and nothing was reported to me.
what are your current fixed montly expenses?	My rent at $850 all utilities included. I have a cell phone bill of $60 a month. I have full coverage car insurance at $260. My gym membership at $50. I have AOL which I think I will be canceling soon at $30.
FYI you should never close your credit cards, this will hurt your credit badly, you should just cut up the cards or put a hold on the accounts	I was not aware of that. I will take that into account. Thank you for the information.
your lifestyle sounds simple and inexpensive, how did you get so much credit card debt?	I wonder why no had asked this question yet. A few years ago I allowed someone to take advantage of me. I gave my ex-fiance access to my accounts and credit cards. It was my fault. I was young and stupid. I have learned my lesson. It will not happen again.
How did you accumulate this debt?	Sorry for the delay. I just answered a similiar question. It should be posted on my page by now. Thank you for your interest.
thanks for the answer can you tell us more about your job? are you the manager of the entire store, or a night manager/department manager? which branch is it? how is your store in particular performing? waldbaum's isn't all over the country so the name isn't familiar out west.	Currently I am an assistant store manager. I am in charge of all department heads and the store when my general manager is not present. Waldbaums is a Long Island, NY based company. I beleive at this time there are around 150 stores and we are one of the top competitors in the supermarket business. My store imparticular is doing well. We, like most busines have taken a hit in this economy, but have leveled out years ago and are still producing an acceptable profit.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes, as long as I reach a certain funding. I have come up with an alternate financial plan. It is not as nice and neat as the one I have already come up with but I it will work. I do not place all my eggs in one basket.
WHAT IS CERTAIN FUNDING. GOOD LUCK	I am hoping to reach $18,000.

Member Payment Dependent Notes Series 558392

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558392	$17,000	$17,000	7.88%	1.00%	August 11, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558392. Member loan 558392 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,973 / month
Current employer:	Tift Regional Medical Center	Debt-to-income ratio:	10.70%
Length of employment:	10+ years	Location:	TIFTON, GA

Home town:
Current & past employers:	Tift Regional Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,558.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your other $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Ihave only listed my income but spouse makes approx the same I as I do. Together we have a house pymt of $1,450; car $710 & $625; utilities/phone/cable/internet run approx $775; YMCA approx $40; no childcare or tuition other than normal school expenses; lawn mower $181; we also have a couple of polaris carts $279 & 234. Food & eating out varies...family of 4. Will use the loan to payoff credit cards used to purchase household furnishings and also study course for continuing education expenses. Have rental property with equity but with market situation felt this would be easier than getting property refinanced. Hope this is enoughype your answer here.
Your credit history shows 52% utilization of your total credit. That seems pretty high... How did you acquire that level of debt?	I have only listed my income but spouse makes approx the same as I do. Together we have a house pymt of $1,450; car $710 & $625; utilities/phone/cable/internet run approx $775; YMCA approx $40; no childcare or tuition other than normal school expenses; lawn mower $181; we also have a couple of polaris carts $279 & 234. Food & eating out varies...4 fam members. Will use the loan to payoff credit cards used to purchase household furnishings and also study course for continuing education expenses. Have rental property with equity but with market situation felt this would be easier than getting property refinanced. Hope this is enough

Member Payment Dependent Notes Series 558440

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558440	$25,000	$25,000	10.75%	1.00%	August 11, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558440. Member loan 558440 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Housing Opportunities Commission	Debt-to-income ratio:	13.28%
Length of employment:	7 years	Location:	Kensington, MD

Home town:
Current & past employers:	Housing Opportunities Commission
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > This loan will be used to pay off and close several credit card accounts. Borrower added on 08/04/10 > Most of the savings from this loan will be put into a savings account, to go towards purchasing a new car in 3 years.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,723.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your other $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Thank you for your question. Listed below are my monthly costs. Please note that my car is paid off. Food $250.00 Gas $75.00 Rent $570.00 Car Insurance $90.00 Cell $100.00 Debts not coverd $30.00 Utilities (Cable, Internet, water, lawn care) $160.00 Savings $100.00
1.Please list your loan amounts & interest rates that you will be paying off. 2.Are you the sole wage earner? Thanks.	1) If fully funded, I will pay off the following: $5,800.00 10.99% $2,500.00 11.24% $500.00 18.24% $11,100.00 14.99% $2,000.00 14.99% $3,100.00 14.99% All of these accounts will be closed after payment. 2) I am the sole wage earner. Thank you for your interest!
I'd like to help but have a couple questions first. How was the debt accrued? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? What is your role at HOC? These answers will definitely help lenders lend.	1)My debt has accrued mostly by poor spending habits. About 30% is medical and automobile repair related. About six months ago, I created a budget and have, for the most part, stuck to it. 2)My debts (approximately) 1- $5,700 10.99% 2- $2,100 11.24% 3- $300 18.24% 4- $3,500 16.99% 5- $3,000 3.99% 6- $11,200 14.99% 7- $3,000 11.99% Debts are cards and a loan. I rent, and my car is paid off. 3)I have ~$1,000 in reserve. If fully funded, the 100% of the difference in payment will go into a savings account. This would bring my monthly savings to ~$300. My savings goals include an emergency fund and a hefty down payment for a car (to be purchased after the Lending Club loan is paid off). 4)The only investment I have is a 401a account, with ~$50k in funds. I contribute 6% (plus employer matching). The funds are locked, unless: 1) I have a medical hardship or 2) I retire. 5)I am the Manager of Technical Operations at HOC. In addition to managing the IT infrastructure, I oversee the Help Desk, Desktop Support, Telecommunications Support, and Network Support personnel. I report to the CIO. I have been in this position for 4 years, and with HOC for a total of 7 years. I hope this adequately answers your questions. Thank you for your interest.

Member Payment Dependent Notes Series 558483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558483	$10,000	$10,000	19.04%	1.00%	August 13, 2010	August 19, 2015	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558483. Member loan 558483 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Onestop Internet	Debt-to-income ratio:	19.17%
Length of employment:	4 years	Location:	Wildomar, CA

Home town:
Current & past employers:	Onestop Internet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,205.00	Public Records On File:	0
Revolving Line Utilization:	91.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Onestop Internet and what do you do there?	Onestop is a ecommerce outsource company, we handle ecommerce for several different designer brands. You can see more about the company at www.onestop.com. As for me, i am in client services. Our department is basically the middle man between the designer companies and our company. I personally am responsible for the day to day operations of 5 brands.
Since this is a debt consolidation loan, please list the amount and interest rates of each debt you will consolidate with this loan. Thank you!	i have about 6 different credit cards + 2 store cards. 15.99%apr being the lowest, 28.99% being the highest. the ones in between are 20.99% to 22.99%. my debt ranges on those with the lowest being $500 and highest is $3500. i am looking to pay off these to have a lower monthly payment than the total that i end up paying each month, and to actually pay them off rather than paying the minimum and my debt going no where. currently trying to minimize my expenses so that i can go back to school starting this fall. thank you.
Will you still be working while you are at school?	yes, i will be working full time and going to school part time. :)
Please contact Lending Club to verify your income, and I'll be happy to help fund your loan!	great! :-) I am faxing over my pay stubs today!
What will be your source of income when you start school in the Fall? Thanks You	i will be working full time and going to school part time. so my income will not change :)

Member Payment Dependent Notes Series 558495

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558495	$25,000	$25,000	11.86%	1.00%	August 11, 2010	August 18, 2013	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558495. Member loan 558495 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Ricoh	Debt-to-income ratio:	12.87%
Length of employment:	10+ years	Location:	Laguna niguel, CA

Home town:
Current & past employers:	Ricoh
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/10 > Please help me with this loan. I will be paying off my three credit cards: USAA ( Master Card) and two Discover cards. I would rather pay you (The investor) rather then the credit card companies. Thank you very much. Borrower added on 08/04/10 > The balances on these credit cards are Discover card #1 $6,792.00 @ 15.71%. Discover card #2 is $6,571.00 @ 19.12%. USAA (Master Card) $9,990.00 @ 7.00%. If I receive part of the money the two discover cards will be paid first then the master card. Thank you.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,369.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Good morning: Thank you for your interest. The total balance in the home is $91,000 plus. In 2003, we refinance the loan to a 30 year fix at 5.125% interest rate. We only have the one loan. If we put the place up for sale today the value will be going for around $400,000.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Good morning: Thank you for the interest. Mortage is $555.00 per month Car is paid off, Cell phone 48.00 per month City pool is $120.00 a year No internet yet using the company computer. Food $300 a month If this loan is fully funded I will not have any more credit cards. sorry no kids to take care of. Once again Thank you..
what do you do for Ricoh? How much are you paying on your cc debt for each card you want to pay off?	Good morning. I am an Accounting Clerk in the Corporate office paying all overseas related invoices. I am paying on Discover card # 1 $200.00, Discover Card #2 $140.00 and USAA Master card $160.00. I want to (once and for all), pay off these cards. and then pay you (the investor) back in three years.

Member Payment Dependent Notes Series 558503

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558503	$9,000	$9,000	11.86%	1.00%	August 11, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558503. Member loan 558503 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Capo	Debt-to-income ratio:	13.74%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Capo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > Two of my CC card Interest rates were increased through no fault of mine, to an absurd amount and would like to consolidate the debt into a lower rate loan and stop giving them my business ASAP. I have a very stable well paying job and will be paying more than the minimum payment amount every month. Borrower added on 08/03/10 > Two of my CC card Interest rates were increased through no fault of mine, to an absurd amount and would like to consolidate the debt into a lower rate loan and stop giving them my business ASAP. I have a very stable well paying job and will be paying more than the minimum payment amount every month.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	44
Revolving Credit Balance:	$11,028.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 558529

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558529	$15,600	$15,600	11.86%	1.00%	August 16, 2010	August 17, 2015	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558529. Member loan 558529 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	Food Lion	Debt-to-income ratio:	12.60%
Length of employment:	10+ years	Location:	DANVILLE, VA

Home town:
Current & past employers:	Food Lion
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,946.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	no mortgage....i live with parents who own the home
Borrower, I am interested to help fund your $15,600 loan. My questions are: [1} What is your position at Food Lion? (Job/What you currently do.) [2] Transunion Credit Report shows the $9,946 (16.30 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] $15,600 is loan;~ $10,000 is Revolving Credit Balance; ~ $5,600 is the extra cash that you will receive (less loans origination fee) that is consolidating, or is refinancing, what specific debts currently not included in Transunion Credit Report debts? [4] Why should lenders commit their limited $ to help to fund your loan? [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS only answer.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.03.2010	I am the customer service manager....the outstanding $5000+ includes money borrowed from my 401k...I am looking to consolidate everything into ONE payment using my 401k....If this loan is funded, I intend to pay off these balances and borrow against my 401k to repay THIS LOAN within 3 months or less...
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	No mortgage...live with parents who own the home...
Lenders are much more likely to invest in your loan if describe your job position, reason for loan and plans for proceeds in the loan description. You have a lot of debt for your income level, can you please tell us how you plan to keep debt free in the future? Thanks.	I am a customer service manager for Food Lion. I hire and afterwards supervise 25-30 associates; I help "run" the business (i.e. sales projections, making goals, controlling shrink, customer service, etc..). The reason for my loan is consolidation and this is what I plan to do with the proceeds. Because I will be debt free within 5 years, I will be more disciplined with spending...
If you repay this loan within three months, as stated above, you and investors will each pay full lending club fees on the entire amount. (Lending Club takes none of the prepayment risk, and doesn't charge borrowers a prepayment penalty. Investors take the hit.) Have you researched the fees to make sure this is worth the three months reprieve?	I'm not sure if I understand your question....Are you suggesting I not repay early?

Member Payment Dependent Notes Series 558548

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558548	$20,000	$20,000	14.72%	1.00%	August 16, 2010	August 19, 2013	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558548. Member loan 558548 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	BCS Insurance group	Debt-to-income ratio:	19.61%
Length of employment:	3 years	Location:	Willowbrook, IL

Home town:
Current & past employers:	BCS Insurance group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,651.00	Public Records On File:	1
Revolving Line Utilization:	58.40%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have several accounts 3-Chase, Merrick Vise, 2- Capital One, Walmart, Juniper Visa Kohls All of these accounts will be paid with the loan money and accounts will not be used unless of an emergency. I do not want to close them because it will hurt my credit rate. I am looking to have 1 payment and that will have me pay cash for any purchases in the future. Also to let you know I have a summer part time job that I bring an additional cash flow in. Any other questions please let me know
You only show a revolving balance of $15,651 but are asking for $20,000. After the origination fee and the credit card debt, what will the rest of the loan be used for?	I owe a family member money.

Member Payment Dependent Notes Series 558588

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558588	$18,000	$18,000	10.38%	1.00%	August 13, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558588. Member loan 558588 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,833 / month
Current employer:	Davis Wright Tremaine LLp	Debt-to-income ratio:	19.01%
Length of employment:	3 years	Location:	Upper Marlboro, MD

Home town:
Current & past employers:	Davis Wright Tremaine LLp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/10 > I remodeled a portion of my home (DIY to save money) and purchased the material using Home Depot card and another credit card. I will use the funds to pay off these cards in order to get a better interest rate. I plan on repaying the loan early. I pay well over the monthly minimums on these cards.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,600.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Davis Wright Tremaine LLp and what do you do there?	Davis Wright Tremaine LLP is a law firm and I am an attorney there.
Borrower, I am interested to help fund your $18,000 loan. My questions are: [1} What is your position at Davis-Wright-Tremaine LLP? (Job/What you currently do.) [2] Transunion Credit Report shows the $19,600 (55.60 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] Briefly, why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? (Please provide an IN YEARS only answer.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.04.2010	1. I am an attorney. 2. I pay well over the minimums every month; approx. $800 worth. 3. Tough question to answer. I did a DIY addition onto my house (to save money) and now I want to pay a lower interest rate than on the Home Depot card I used to purchase the material. The way I understand this process is you get a better return on your money so this is a benefit to you. 4. I plan to pay the loan off early, likely within 2 years.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Besides my mortgage and student loans, I have only two credit cards which I will pay off using this loan. Both of my cars are paid in full. I used these cards to remodel part of my home (a DIY job to save money). I pay well over my minimums on these cards but would like to get the lower interest rate of this loan. I plan to pay off early. Home Depot = 10,889, 22.9% Visa = 7326, 15.9%
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance is 554,178. Zillow says $466k and my homeowners insurance company just did an appraisal and it came back as $535k

Member Payment Dependent Notes Series 558595

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558595	$3,600	$3,600	14.84%	1.00%	August 11, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558595. Member loan 558595 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,351 / month
Current employer:	California conservation corps	Debt-to-income ratio:	15.01%
Length of employment:	< 1 year	Location:	CARMICHAEL, CA

Home town:
Current & past employers:	California conservation corps
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	83
Revolving Credit Balance:	$247.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	This loan would be to pay off a settlement for an existing balance on an old car loan. I owe Nissan Financial $9200, but they are willing to settle at a onetime payment of $3600. This is an old issue on my credit report and I am trying very hard to raise my score and good standing so that a home purchase may be an option. Please let me know if this response is sufficient or not. Thank you for your time.
I am understading correctly; You owe $9,200 on the car, but you will only pay $3,600? How do we know that you will not try to settle this loan as well (and not pay the full balance owed)? Thank you.	I am not sure if you (the investors) have access to my full credit report that had been pulled or not? But if you do you will see that my credit has been rising significantly over the past few years. In all honesty if I wanted to go the easy route I would just left this old car loan fall off my credit all together which they do after 7 years. But I am trying very hard to repair my credit fully and purchase a home. I honestly dont have a way to prove to you that I will not default, all I can say is I am 30 now, not 23. I have a great stable job and am very excited about cleaning this old dept off my credit the honorable way. Thanks

Member Payment Dependent Notes Series 558676

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558676	$10,750	$10,750	10.75%	1.00%	August 11, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558676. Member loan 558676 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,183 / month
Current employer:	CPA Wealth Management Services	Debt-to-income ratio:	18.10%
Length of employment:	5 years	Location:	ROCKLEDGE, FL

Home town:
Current & past employers:	CPA Wealth Management Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > I've already shredded the cards and am sick of seeing the balance going down a little each month.

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,177.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I will be paying off 2 of my wife's credit cards, CriticalMiss. $5k @ 16.24% and $5,600 @ 25.24%. I was hoping to get more to pay off my Chase as well ($6,500 @ about 8%), but it wasn't meant to be.
What is CPA Wealth Management Services and what do you do there?	I work on retirement plan administration for a registered investment rep firm, Critical.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total mortgage is $141k and the current value was about $130k when I refi'ed last year under the making homes affordable program, Emerald. Of course, there's no HELOC being underwater (like most of the country)!
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Since it's not a joint application, I did not include anything my spouse pays (mortgage, utilities, etc.). The end result of this loan will pay off 2 of my wife's credit cards with a lower interest with just about the same monthly payment.
Me again. Can you tell us the $ amount of your monthly costs? (you probably already provided these to Lending club but they do not share this info with the lenders).	Hi again, My total monthly costs out of net pay are: $625 for my cards (lower interest - already shreded) $132 day care $100 cell phones $100 for the water and gas bills (spouse pays the rest) $100 for college savings $55 lawn service $40 pool supplies $1000 a month for groceries/gas card to save 3 cent a gallon That pretty much takes up the monthly net pay. The cars are paid off and we rarely eat out (even take out).

Member Payment Dependent Notes Series 558682

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558682	$10,000	$10,000	11.86%	1.00%	August 12, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558682. Member loan 558682 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Fosters Wine Estates	Debt-to-income ratio:	11.20%
Length of employment:	2 years	Location:	NAPA, CA

Home town:
Current & past employers:	Fosters Wine Estates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,294.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Fosters Wine Estates?	I am a Material Handler in the Napa Bottling Center.

Member Payment Dependent Notes Series 558684

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558684	$12,000	$12,000	11.86%	1.00%	August 16, 2010	August 17, 2015	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558684. Member loan 558684 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Priority Toyota	Debt-to-income ratio:	9.95%
Length of employment:	10+ years	Location:	Virginia Beach, VA

Home town:
Current & past employers:	Priority Toyota
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	7
Revolving Credit Balance:	$12,572.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 558723

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558723	$20,000	$20,000	16.45%	1.00%	August 17, 2010	August 17, 2015	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558723. Member loan 558723 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,833 / month
Current employer:	Investment Firm	Debt-to-income ratio:	9.94%
Length of employment:	3 years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	Investment Firm
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > I'm looking to consolidate my revolving credit card debt into a single, simple loan with a reasonable interest rate. Thanks for your consideration. Borrower added on 08/13/10 > After giving it some additional thought -- I will accept lesser proceeds if the loan doesn't fully fund.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,027.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I plan to consolidate eight balances in total. 7 credit cards and 1 personal loan. Balances range from $130 to $5,700 with interest rates in the high teens up to 29.99%. The credit card balances total 15k and the personal loan constitutes the remainder. In addition, I have a student loan and a car loan which I don't plan to consolidate - 10k and 4k respectively - both at low rates.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) Who is your Employer and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	1. I work in the financial services industry as an analyst. 2. See above 3. Monthly expenses (rent, car payment, insurance, groceries, etc.) total between $2,500 and $3,000. Expense will increase to approximately $3,000 to $3,500 with the inclusion of this loan. 4. I should have adequate monthly cash flow to make this payment 4 or 5 times over -- given my current income net of taxes and monthly expenses.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	1. See above 2. I am the sole wage earner
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Most likely - depends on where it comes in
HOW MUCH R U PAYING MONTHLY FOR CREDIT KARD AND PERSONAL LOAN. TIA MRTZ	Assuming the loan fully funds and I'm able to consolidate all of my credit card debt, the payment associated with this loan will be only "credit card/loan" expense.
WHAT $$ AMOUNT DO U NEED	If the loan fully funds I will be able to consolidate all of my credit card debt. If not, I will be able to consolidate the majority of my high interest balances at a much better rate. Either way, this loan allows me to get out of debt more quickly.

Member Payment Dependent Notes Series 558728

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558728	$7,000	$7,000	13.61%	1.00%	August 12, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558728. Member loan 558728 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Clark Construction	Debt-to-income ratio:	17.75%
Length of employment:	2 years	Location:	RESTON, VA

Home town:
Current & past employers:	Clark Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > Hello, This loan is needed for my fiance' and I to get married this upcoming Sept, 2010. I am a civil engineer working for a large general contractor for 2.5 years. The money will be used to final pay the reception hall for the wedding. We are both paying for this wedding out of our pocket with no assistance from parents or other family memebers. Thank You For All That Can Help.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,493.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I know your construction company and how busy they are in the area. Solid employment makes me inclined to support your loan. The best of luck to you both.	Thank you for your support. We both appreciate it very much.

Member Payment Dependent Notes Series 558774

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558774	$14,400	$14,400	10.75%	1.00%	August 12, 2010	August 17, 2013	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558774. Member loan 558774 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,650 / month
Current employer:	Progressive Insurance	Debt-to-income ratio:	19.47%
Length of employment:	2 years	Location:	Miami, FL

Home town:
Current & past employers:	Progressive Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > I am currently looking for a way to consolidate debt that I was forced to accrue by using Credit Cards in to complete my studies. At this time I am paying over $900.00 per month comfortably, much more than is necessary in an attempt be debt free as soon as possible. I do not use any of my credit cards, the last time was over 18 months ago as I do prefer to pay on a cash basis. My debt on my Credit Cards is not increasing The personal loan would be used to pay off the debt completely. After preparing a timeline using my current financing rates (the highest being 22% and the lowest being 13%) it was blatantly evident that sourcing a personal loan at a lower percentage rate was the most practical way to go. With regards to other debt, there is none. My car is paid in full, I do not have any medical bills, legal fees or finance charges for home furnishings or appliances. My only expenses are regular household expenses as follows, Expenses Rent $1140.00 per month ($650.00 subsidized by a roommate) Current Credit Card payment $900.00 (To be eliminated) Utilities $120.00 Cable $80.00 Cellular Expenses $100.00 Insurance $110.00 Food $300.00 Groceries $300.00 Grand Total $3050.00 Income Salary and Wages $2650.00 Per month Rental Income $650.00 Income Grand Total $3300.00 Per month Surplus to savings $250.00 As for employment, I work for a very large auto insurance company that is publicly traded. Job security is excellent, especially in my region where the market is rapidly expanding. I have been with the company for over two years. Annual bonuses usually exceed $2000.00 and should the need arise I do have over $10,000.00 in a 401K account which could be used as collateral. I would prefer to not use the 401K at this time towards the credit card debt as for the past year I have been able to successfully maintain an 7.5% or higher rate of return.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,727.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan description is remarkable. Farily complete and detailed. No questions asked. I wish other borrowers would do the same. As you can see your loan will be fully funded quickly. Good luck to you.	Thank you very much CoachPhil for the kind words. I would have to agree with you, I have looked at some descriptions that left me absolutely shocked with their lack of detail. I pretty much asked myself what I would want to know if I were the investor and based my loan description accordingly.

Member Payment Dependent Notes Series 558785

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558785	$12,000	$12,000	17.93%	1.00%	August 12, 2010	August 17, 2015	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558785. Member loan 558785 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	FFM	Debt-to-income ratio:	13.35%
Length of employment:	1 year	Location:	Sunnyvale, CA

Home town:
Current & past employers:	FFM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > I am a college grad, with a job, I have been employed a year and have no plan of leaving my current employer, I am just looking to consolidate my credit card bills, and can make all my monthly payments. This Loan will be easier to pay off instead of having to pay each card separately, and dealing with the interests rates etc of each card. Borrower added on 08/06/10 > I also will make all my monthly payments on time, and always have enough money in my account to cover all my bills. My goal is to be debt free in under 5 years in order to build up my credit, and eventually buy a house etc.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1975	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	7
Revolving Credit Balance:	$7,326.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	All of my credit card debts will be paid off with this loan. Total debt: Card 1: $226.28 Card 2: $4,496 Card 3: $3,697.74 Card 4: $ 1,555.81 Card 5: $ 285.15 Card 6: $448 Total Amount: $10,708.98 My minimum payments come out to $387 a month, while I make each monthly payment on time, and try to pay more than the minimum, the interests rates are high, and it will take longer to pay off these cards, longer than 5 years, and I wish to be debt free in less than 5 years. This seems like a smarter and more structures way to pay off these bills. I also do have a school loan, but that will not be included in this consolidation.
What are the interest rates and Balances of the cards listed above? Your Revolving Credit Balance= $7,326.00, but loan amount is $12,000. What do you intend to do with the diffference? Thank you.	Lending club is taking a 600 fee I meant.
Again, what are the interest rates on the cards listed above? Thank you.	Card 1: 7.9% apr Card 2: 26% apr Card 3: 24.24% apr Card 4: 18.25% apr Card 5: 20.9% apr Card 6: 24.9% apr
what are your current fixed monthly expenses?	My current monthly expenses are the following: Rent: $750 Utilities: $ 100 Car Insurance: $145 (this is 3 months on 3 months off according to my car insurance company) Health insurance: $150
Just some advice. Once you get the loan, you might try refinancing this loan with lendingclub again after you have a history of paying the loan on-time for at least a year and have not accumulated new credit card debt. After about a year of payments on this loan and no new credit card debt, your credit score will have improved, some of the principal will be paid off and you will probably be able to get a rate closer to 10%.	@ Thacaro- Thank you for the tip, I will definitely keep this in mind!!
WHAT WAS DELINQUENCY 7 MONTHS AGO	I can make all my payments on time. I was laid off last year which caused a late payment. I am employed now etc and will not make a late payment in the future.
WHY THE DELINQUENCY, IT APPEARS U SHOULD MAKE PAYMENTS, NO PROBLEM	I was late on a payment due to being laid off last year. I have since been employed and working etc
R U 1 OR 2 INCOME FAMILY	I am a one income family. All my expenses are for me only I am not married and do not have kids.
R U A 1 OR 2 INCOME FAMILY. WHAT IS MONTHLY GROSS INCOME	I am a one income family I am also not married and do not have kids. My monthly gross income is $3400

Member Payment Dependent Notes Series 558800

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558800	$11,200	$11,200	16.32%	1.00%	August 11, 2010	August 17, 2015	August 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558800. Member loan 558800 was requested on August 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	amarr	Debt-to-income ratio:	13.45%
Length of employment:	6 years	Location:	newark, NJ

Home town:
Current & past employers:	amarr
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > I have never missed a payment of any kind, and i think this loan will give me one place to send payments and not four.Thanks in advance.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,920.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, I am interested to help fund your $11,200 loan. My questions are: [1} Description of your employer Amarr? A-N-D What is your position? (Job/What you currently do.) [2] Transunion Credit Report shows the $3,920 (75.40 pct usage) Revolving Credit Balance. How much $ are you now paying per month on your total credit card/other debt? [3] $11,200 is loan; ~ $4,000 is Revolving Credit Balance; ~ $7,200 is the extra cash that you will receive (less the loans origination fee) that is consolidating, or refinancing, what SPECIFIC specific debts currently not included in Transunion Credit Report debts? [4] Why should lenders commit their limited $ to help to fund your loan? [5] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS answer.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.04.2010	1)garage doors distributor,2)i help the warehouse supervisor with daily ops.3)4000, plus trying to eliminate car payments which is another 6000 so i can pay my sons tuition
So why is this loan titled "wtf" ??	wilsons turnaround fund

Member Payment Dependent Notes Series 558966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
558966	$22,750	$22,750	13.61%	1.00%	August 17, 2010	August 18, 2015	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 558966. Member loan 558966 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	M86 Security	Debt-to-income ratio:	12.42%
Length of employment:	4 years	Location:	Tustin, CA

Home town:
Current & past employers:	M86 Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/10 > We are using these funds to pay off a high interest credit card balance. We have attempted to work with the credit card company directly to lower our balance, but they were unable to accommodate.

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,606.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, I am interested to help fund your $22,750 loan. My questions are: [1} Description of your employer M86 Security? A-N-D What is your position? (Job/What you currently do.) [2] Transunion Credit Report shows the $22,606 Revolving Credit Balance. (90.40 Pct usage) How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS o-n-l-y answer.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.05.2010	(1) M86 Security is a privately held high tech company based in California - our products address web and email security issues. This includes email and internet filters for organizations and schools. The company itself has grown dramatically through a series of mergers over the last 2 years. I am the head of the worldwide training department at the company. (2) The 22,606 balance that you are referencing is the credit card that we are wanting to pay off with this $22,750 loan. On this specific card, we are currently paying approximately $800-$1000 per month. We have an American Express that we use only when we don't have cash -- and we treat this American Express as cash (when we put a charge on it, we immediately make a payment to the American Express account from our bank account). These charges range from $400-800 a month. Other than our mortgage, we only have two other credit cards/debt: my wife's credit card (we pay approximately $500 a month) and an account with an online retailer (we pay approximately $100-200 a month on this account). (3) I am asking lenders to commit their limited funds for two reasons: for us, getting a better interest rate on this debt gives us the ability to get out of debt sooner -- which is ultimately our main goal. Most of the debt place on this card was done many years ago, and we have since changed our spending habits and attitude about money. We refuse to go down the route of bankruptcy or loan reduction deals -- we owe this money fair and square and we are just trying to find better options in managing this debt. The other reason is that as an investor, you can be assured that every penny + interest will be paid on time and ahead of time. We have an excellent track record for paying our debts -- and we will continue to honor this commitment. (4) 2 to 3 years.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Our total monthly costs are approximately: $4534.08. This includes mortgage, utilities, CC debts/loans not replaced by this loan, car and home insurance, phone/cable/internet, childcare costs, school loan, life insurance and gym. We do not currently owe anything on either one of our cars.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our current mortgage balance is $468K -- no HELOC being used -- just the first Mortgage. The current zestimate (per Zillow) on our property is $433K.
Loan listed 4 days; 17 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Sunday 08.08.2010	Thanks for your feedback. I was not aware of this. I will be contacting member support regarding income verification and credit review first thing Monday morning.

Member Payment Dependent Notes Series 559039

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559039	$18,000	$18,000	10.75%	1.00%	August 17, 2010	August 18, 2015	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559039. Member loan 559039 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,708 / month
Current employer:	Association County Commissioners	Debt-to-income ratio:	16.68%
Length of employment:	5 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Association County Commissioners
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/10 > On September 2, 2010, I will receive full ownership of a commercial/residential property. Property is already paid for and appraised in current condition in July 2010 for $70,000. It is in good condition but needs $17,000 in improvements in order to lease out the commercial area at $700-$800/month. Big ticket items are roof and plumbing. I have around $10,000 in cash and $10,000 in stock accounts. Reason for loan is to work on the property and lease out as soon as possible since the area is short of available commercial. Loan fund is so I can keep the cash as reserve and not using my stocks now that the market is slowly rebounding. Also have around $20,000 in unused credit card to colateral the loan in case of any problems. I have been in my current job for 5 years and the company is not facing any economic issues. Some of my monthly responsibilities will end this year ($250/month loan payment, $200/month credit card payment) so it frees up monthly income for this new loan. Submit any questions or concerns. Advanced thanks. Borrower added on 08/06/10 > Just wanted to add that I am not dependant on leasing out the location in order to afford the new loan monthly payment. Since the property is fully paid for, including up-to-date taxes and insurance, I will not be carrying any property monthly payments if there is a short delay in leasing. Also, already have interested parties that have inquired about the property and its location for leasing and/or purchase.

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,074.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Only one mortgage loan with a balance of $155,739. Never done a HELOC on it. I could finance this project with a HELOC but due to the downturn in the housing market, I did not want to add any debt to it now that the area is quickly rebounding. Recent selling comparables are low of $160,000 and high of $200,000. Area where the property is located is quickly recovering from the housing meltdown and was recenty spotlight by the local newspaper as the area that will recover the fastest in the state.
Monthly insurance on the building?	Since only half the property is commercial, insurance is low for the size. It is paid every 6 months at $451. So it comes out to $75.16 per month.
What are your other $ monthly costs (mortgage, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	If you are refering to the new property, there is no mortgage but $75 insurance, $12 electricity and $27 water. Property taxes are paid for the next 10 years. If you ask about my personal living, mortgage $11,141, insurance $39, HOA that includes utilities/TV/internet/gym $240, no children/tuition/support, entertainment $180, groceries $190, cars are paid for, credit cards $190, car insurance $90, student loan $270, personal loan (ends december 2010) $250. Monthly income is $6,706.
Can you clarify how you make a monthly mortgage payment of $11,141 if your income is $6,706?	Sorry for the error. The actual amount is $1,141 not $11,141.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	I agree and understand that in this type of investment method there is a level of person-to-person trust that large banks do not deal with. I am very grateful to the number of investors that have joined my project. I have never defaulted on a loan or financial responsibility and take your investment very serious. Many thanks for your financial help. Your investment will be rewarded.
Could you verify your income with LendingClub? It would help lenders gain confidence in your income. Thank you!	Hello. My income was already verified by LendingClub. Last week they requested additional information to verify income and taxes. Yesterday, a representative from LendingClub contacted me at work to asked me some additional questions. After the meeting, my income was verified and my status was updated from "Under Review" to "Approved". Thanks for your consideration.
What is your revolving credit of $11K for?	My online bank account automaticaly gave me a line of credit without me asking. I have never used the line and have no immediate plans to access it. Will keep it as emergency funds if I ever need it.

Member Payment Dependent Notes Series 559045

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559045	$2,000	$2,000	11.12%	1.00%	August 12, 2010	August 18, 2013	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559045. Member loan 559045 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Yavapai Regional Medical Center	Debt-to-income ratio:	12.08%
Length of employment:	1 year	Location:	DEWEY, AZ

Home town:
Current & past employers:	Yavapai Regional Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/10 > This loan is to consildate a dept into one payment from 2 high interest credit cards that I needed for an emergency that arose in my life Borrower added on 08/04/10 > In my first note I forgot to mention I have additional income of 2300.00 a month from my husbands pension fund.

A credit bureau reported the following information about this borrower member on July 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	12
Revolving Credit Balance:	$52,116.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is any of the $52,000 revolving credit balance a HELOC/home equity loan?	Type your answer here. yes it is
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The title is in my husband Dan's and my name Total owed on home is 147,000. mortgage payment 1140.00 a month. I do not know what HELOC is.51,000 equity which I pay 200.00 a month. Current value of home unfortunately is around 135,000 give or take. The housing in Arizona really took a nose dive. However, I do not plan on selling and plan on staying where I am at till death.

Member Payment Dependent Notes Series 559050

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559050	$6,000	$6,000	16.82%	1.00%	August 11, 2010	August 18, 2013	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559050. Member loan 559050 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Body Sanctuary Day Spa	Debt-to-income ratio:	19.17%
Length of employment:	1 year	Location:	Philadelphia, PA

Home town:
Current & past employers:	Body Sanctuary Day Spa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/10 > I am a reliable person who will make payments on time. I am Looking to go back to school and need assistance with my finances during the time I am enrolled. My monthly budget is about $2000. My job is extremely stable and intend to be with this company for a long period of time. Thank you.

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	25
Revolving Credit Balance:	$7,131.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 559055

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559055	$10,000	$10,000	21.27%	1.00%	August 12, 2010	August 18, 2015	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559055. Member loan 559055 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Puzo Web Data	Debt-to-income ratio:	5.15%
Length of employment:	2 years	Location:	Medford, MA

Home town:
Current & past employers:	Puzo Web Data
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/10 > With the help of two employees and $52,000 of my own money, I have been working on the building of a new website. The loan, along with further fund of my own, will be used for the completion of the site and the marketing of the site. Marketing will consist of: mass mailing, mass e-mailing, and top placement in three major search engines. Completion of the site entails: completing 12 of 33 databases, testing the databases, and translating the site into 14 different languages. What makes me a good borrower is that I live at my parents home and I have very little expenses. My job is very secure to the point where my company is not taking any new accounts on. As you can probably see in my credit, I have an excellent record of paying my bills on time. Borrower added on 08/05/10 > With the help of two employees and $52,000 of my own money, i have been working on the building of a new website. The loan, along with further funds of my own, will be used for the completion of the site and the marketing of the site. Marketing will consist of: mass mailing, mass e-mailing, and top placement in three major search engines. Completion of the site entails: completing 12 of 33 databases, testing the databases, and translating the site into 14 different languages. What makes me a good borrower is that I live at my parents home, so I have very little expenses. My job is very secure, in fact my company is not even taking on any new accounts. As you can see on my credit, I have an excellent history of paying my bills on time. Borrower added on 08/07/10 > This loan will be used for the completion of my website and also to market the website. Marketing will consist of: mass mailing, mass e-mailing, and top placement in three majot search engines Completion of the site entails: completing 12 of 33 databases, testing the databases, and translating the site into 14 different languages.

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,673.00	Public Records On File:	0
Revolving Line Utilization:	97.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Puzo Web Data and what do you do there?	Puzo Web Data is an internet database builder. I build web based databases for our clients' websites.
Are you the owner of Puzo Web Data? How long have you been in business? What is your yearly revenue? Cash flow?	No, I do not own Puzo Web Data.
What is the purpose of the loan?	The purpose of the loan is to complete the website that I have been working on for my own business and also to market the site.

Member Payment Dependent Notes Series 559081

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559081	$10,750	$10,750	18.30%	1.00%	August 13, 2010	August 19, 2015	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559081. Member loan 559081 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Shelves That Slide Inc.	Debt-to-income ratio:	12.50%
Length of employment:	9 years	Location:	Black Canyon City, AZ

Home town:
Current & past employers:	Shelves That Slide Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/10 > My Husband and i are trying to have a baby, this is for invetro fertilzation are chances are really good we just need funds. Borrower added on 08/07/10 > We have been together for 16ys , married for 6 . I have been with the company i work for 9 years on Sept 9th 2010. My husband just launched a carreer as a Personal Trainer this last January and is off to a great start. We would like to make life complete with a child. Borrower added on 08/09/10 > I have faxed the income verification and all pages went through ok. Borrower added on 08/09/10 > FYI.. I work on average 45 - 50 hrs a week, so i get anywhere from 5 - 10 hrs of overtime a week. Borrower added on 08/11/10 > I don't know if this is the place to put this, but i want to thank all the investors. It's people like you who help credit worthy people make their dreams come true. I plan on coming back in the future and becoming an investor to help others like my self do the same.

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	36
Revolving Credit Balance:	$5,628.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance of our mortgage is $143, 262.85. The most current home value that i did a couple days ago online said our home value is $154,000.
Borrower, I am interested to help fund your $10,750 loan. My questions are: [1} Description of your employer Shelves That Slide? A-N-D What is your position? (Job/What you currently do.) [2] Transunion Credit Report shows the $5,628 Revolving Credit Balance. (66.20 Pct usage) How much $ are you now paying per month on your total credit card/other debt? [3] Why should lenders commit their limited $ to help to fund your loan? [4] Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? (Provide an IN YEARS o-n-l-y answer.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.05.2010	We make custom sliding shelves for the kithen, pantry & bath. I am the office manager in charge of everything from accouts payable to payroll. You can see more about our company at www.shelvesthatslide.com. We are paying about $2000 a month in debt including the mortgage. I intend to pay off this loan in 3-4yrs earlier if possible.
Thanks for reply. I'll be investing in your IVT Medical Expenses loan. I've invested in three IVT Medical Expenses loans. All loans are performing flawlessly. FYI: I'm located Va Bch, VA. Jones Institute for Reproductive Medicine located 12 miles East in Norfolk, VA. Jones Institute for Reproductive Medicine produced world's FIRST "test tube" baby and is the LEADER in IVT medicine. Their website jonesinstitute.org Lender 505570 USMC-RETIRED Friday 08.06.2010.	Thank you so very much! And also for the information, I am so very excited to get started!
Please contact Lending Club to verify your income, and I'll be happy to help fund your loan!	I called in and the office is closed until Monday. I left a message asking them to call me. I was unaware i had missed something.
Loan listed 4 days; 41 pct funded. Application still does not show that Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Sunday 08.08.2010	I just received the email to verify my income yesterday (Saturday). I do not own a fax or a scanner and the lendinhg club office is closed as i tried to call. I will take care of this first thing when i get to work tomorrow morning. I don't know what else to do.
What will you do if the first cycle fails? Will you try again and seek another loan? I have heard about people who unfortunatelly went through several cycles (and for some it never worked). Thank you.	The program we are doing gives us 4 cycles , if for some reason we are not successful then maybe its not meant to be. We know that won't be easy but we will cross that bridge if & when we come to it.
Borrower, The loan application shows Income Verification completed (check-marked). But the Credit Review Status shows "In Review". Borrower Credit Review process only ONE-HALF way completed. The Credit Review Status needs to be completed AND upgraded to "APPROVED" for a promissory note to be issued later and after loan funds net $ proceeds can be deposited into your bank account. You need to FOLLOW-UP on this with Home Office Credit Reviewers. Member Support Department open Mon-Fri 8AM-5 PM (support@lendingclub.com 866-754-4094). Home Office is closed Sat, Sun, CA, US Holidays for live telephone calls; but answering machine available 24/7. Emails are answered 24/7. After Credit Status is "APPROVED" your loan will attract many more lenders and their funding $ amount will increase. Today is Thursday; you need to act on this A-S-A-P. Lender 505570 USMC-RETIRED Virginia Beach, Tuesday 08.10.2010	I did income verification yesterday and left a message at their office. Then I tried to call again last night & the office was closed & I left another message. I will call again when I reach work this morning if they don't call me first.
HOW MUCH DOES UR HUSBAND EARN. WILL U PLEASE LIST MONTHLY EXPENSES. BOTH OF MY KIDS WENT THE ADOPTION ROUTE. 1ST GRANDSON 32K 2ND 24K. SO IM N. GOODLUCK MRTZ	My husband brings home $800 a week and our current monthly debt Is about 2000 including mortgage.
WHAT WAS DELINQUENCY 36 MONTHS AGO	We let someone use our truck and it was seized by the law and then repossessed by the lien holder & sold at auction and before we new it there was collection agency calling us. We had no control over it. We still had to pay the balance for a truck we didn't have. We settled it.. Hard lesson learned.
No question, just a comment: as an adoptive parent for whom adoption did not turn out to be "happily ever after," I'm funding your loan and wish you the best of luck!	Ahh... Thank You so very much and bless you!
Are you going to have pre-natal testing to determine if there are any birth defects? What will you do if there is a chance of a metabolic disorder?	There is always a chance of disorders when having children. No we are not going to have testing done as any disorder would not make me love my child any less.

Member Payment Dependent Notes Series 559180

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559180	$15,000	$15,000	7.51%	1.00%	August 11, 2010	August 18, 2013	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559180. Member loan 559180 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Corporate Executive Board	Debt-to-income ratio:	5.48%
Length of employment:	2 years	Location:	Washington, DC

Home town:
Current & past employers:	Corporate Executive Board
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,507.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was your job prior to CEB and how long were you there? Regards; Art	I worked for Etrade Financial for 6 years with my last role there as a Portfolio Manager and Trader.

Member Payment Dependent Notes Series 559241

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559241	$9,000	$9,000	10.75%	1.00%	August 11, 2010	August 18, 2015	August 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559241. Member loan 559241 was requested on August 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Appian	Debt-to-income ratio:	0.00%
Length of employment:	4 years	Location:	Falls Church, VA

Home town:
Current & past employers:	Appian
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you purchasing?	I want to use the loan to buy a classic car.
What do you plan to purchase with this loan? Loan description?	a classic car
Hello. What is your job with Appian? What are your plans for the money you wish to borrow? Your profile shows a debt-to-income of 0.0%. Yet you do have a mortgage. What are your monthly mortgage payments? Wishing you well.	hi! I am a senior consultant at appian. i want to use the money to buy a classic car. my monthly mortgage payment is about $1000 + condo fee, but i don't know why it says 0.0%?
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	mortgage - $1000 utilities + condo fee - $500 phone - $50 internet/cable - $50 no car, so no monthly insurance probably another $500 is set aside for credit card bills/food/etc. i'm single w no children so i have some "disposable income"!! thanks for your interest/help
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1 - ~$170,000, no heloc 2 - ~$200,000 too bad about the housing market...
purpose? List of other debts? Take home pay? Listing of all monthly bills and amount saved per month if any? do you have any emergency funds? How much do you plan to pay monthly(if more than required amount) or do you intend to make any lump sum payments on this loan in future?	- classic car - mortgage, some cc - about 5k a month after taxes - i do have emergency funds - i want to pay it off as fast as possible, so i will be making lump sum payments when possible
Given your monthly income and stated monthly expenses, it appears you can pay off this loan in short order. How long are you intending to carry this loan?	the sooner i can pay it off the better, it will be a priority!

Member Payment Dependent Notes Series 559291

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559291	$12,000	$12,000	13.61%	1.00%	August 13, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559291. Member loan 559291 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$33,500 / month
Current employer:	Dixie county sheriff's office	Debt-to-income ratio:	1.10%
Length of employment:	6 years	Location:	lake city, FL

Home town:
Current & past employers:	Dixie county sheriff's office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > I need a new roof, insultlation and ac repair.

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	22
Revolving Credit Balance:	$3,095.00	Public Records On File:	1
Revolving Line Utilization:	36.40%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Dixie county sheriff's office?	Type your answer here. I am a deputy.
Deputy, Transunion Credit Report reflects 1 unidentified credit payment delinquency occured 22 months ago. Explanation is? A-N-D Transunion Credit Report reflects 1 unidentified Public Records on File 98 months ago; Court judgment lein? Taxes due lein? Wage garnishment lein? Bankruptcy? If bankruptcy; Chapter 7? (Debtor assets liquidation) Chapter 11? (Debtor reorganization) Or Chap 13? (Wage-earners plan). FYI: The highly condensed Transunion Credit Report that Lending Club provides to lenders provides line totals but not individual line items. Lenders c-a-n-n-o-t determine, or provide, referenced items identities. You can obtain FREE copy complete Transunion Credit Report for that information at www.annualcreditreport.com website. There yearly you can obtain FREE copies your complete Equifax, Experian and Transunion Credit Reports and learn identities credit grantees reporting payment delinquencies and where reported Public Record filed and identities whom was involved in all Public Records. After obtaining, and reviewing, your Transunion Credit Report, then please answer this email. Lender 505570 USMC-RETIRED, Virginia Bch, VA Saturday 08.06.2010	Type your answer here. Had a bankruptcy in 2002 do to my divorce. No lines or judgments. Cosigned auto loan for son,he was late once in 22 mths.
Borrower Profile shows Gross Income as $33,500 (Thirty-three Thousand and Five Hundred Dollars) PER M-O-N-T-H. Contact L C to correct. Rfer to "Contact US" at bottom Home Page for Member Service Department Toll Free telephone number and email address. Lender 505570 USMC-RETIRED Saturday 08.07.2010	Type your answer here. 33,500 a year
Deputy, I am interested to help fund your $12,,000 loan. My questions are: [1} Answer my earlier email Subject: 1 payment delinquency and 1 Public Record on File. [2] Transunion Credit Report shows the $3,095 Revolving Credit Balance. (a 36 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] $12,000 is loan; ~ $3,000 is Revolving Credit Balance; ~ $9,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible", or similar generic answers, tell the participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.07.2010	Type your answer here. I have 1 credit card with a balance of $2.600.Dollars. I will pay off loan in 3 years or less.
Is your income correct? Do you really earn $400,000 a year as a deputy?	Type your answer here. No will correct.
You listed that your rent. Are you repairing a home you do not own?	Type your answer here. I live with my GF of 8 years. It;s her house.

Member Payment Dependent Notes Series 559296

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559296	$2,200	$2,200	15.95%	1.00%	August 13, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559296. Member loan 559296 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Charlotte Russe	Debt-to-income ratio:	3.13%
Length of employment:	< 1 year	Location:	CHRISTIANSBURG, VA

Home town:
Current & past employers:	Charlotte Russe
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,475.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Charlotte Russe, and where did you work prior to that?	I am a full-time asst. manager at Charlotte Russe. Prior to this job i worked at Holiday Inn University in Blacksburg VA. I held multiple positions over the two and a half years of my employment including, restaurant server, restaurant supervisor, event coordinator and banquet server.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Bank of america credit card and a walmart credit card

Member Payment Dependent Notes Series 559370

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559370	$6,075	$6,075	13.23%	1.00%	August 13, 2010	August 19, 2015	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559370. Member loan 559370 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	CITY OF ROME	Debt-to-income ratio:	16.13%
Length of employment:	7 years	Location:	ROME, NY

Home town:
Current & past employers:	CITY OF ROME
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/10 > loan is for 1972 chevy chevelle ss bigblock car w/ automatic

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	60
Revolving Credit Balance:	$0.00	Public Records On File:	2
Revolving Line Utilization:	0.00%	Months Since Last Record:	68
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please describe the two public records from about 5 years ago (bankruptcy, lien, etc)? Regards; Art	If you look at the credit report you will see the two judgements from 2004 are one in same for the same amount $10,330.00 that has been PAID IN FULL in 2008. Thanks
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance of mortgage $65000.00,No HELOC, Market value 85000.00
take home pay? can make listing of all car\ loans\ cards you owe ? Any additional income(roommate, spouse, 2nd job, rental, etc)? Do you intend on taking the full 5 years to repay this loan?	take home pay , $2300.00 monthy,car loan 312 a month, house 710 a month, no credit cards. I do not intend on taking 5 years to pay back the loan.

Member Payment Dependent Notes Series 559387

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559387	$3,850	$3,850	11.86%	1.00%	August 12, 2010	August 23, 2015	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559387. Member loan 559387 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	suntrust bank	Debt-to-income ratio:	12.56%
Length of employment:	10+ years	Location:	marietta , GA

Home town:
Current & past employers:	suntrust bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > At same job for 12 years with SunTrust Bank. I have lived in the same area for all my life and have the perfect home. Just would like to make a few upgrades.

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	75
Revolving Credit Balance:	$3,368.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Hello, my home is worth $101,000.00 per Zillow and has a balance of approx $97000.00-purchased last year. I do not have any other liens or debts against the property. Thanks for your consideration.

Member Payment Dependent Notes Series 559407

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559407	$24,000	$24,000	15.21%	1.00%	August 16, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559407. Member loan 559407 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	KPMG	Debt-to-income ratio:	24.36%
Length of employment:	7 years	Location:	chicago, IL

Home town:
Current & past employers:	KPMG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > The purpose of the loan is to re-financing higher interest credit cards. I have a very stable job and been working for serveral years. I have never been late on a payment and is current on all my obligations. David

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$81,394.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$207,265 - Mortgage $46,000 - HELOC FMV of Home - Approx $300K per zillow FMV per my last appraisal by CCO Motgage was $320,000 which was in Feb -2010
I am interested to help fund your $24,000 loan. My questions are: [1} What is your current position with KPMG Accounting?? (Job/What you do.) [2] Transunion Credit Report shows the $81.344 Revolving Credit Balance. (83 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible", or quite similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.07.2010	1. Senior Manager 2. Yes, HELOC - $46K and 6.2%, Monthly PMT $1,700 3. I intend to payoff some higher interest credit cards. I have a very stable job and do not see my self as a high risk. 4. I do intend on paying the loan off earlier, if possible. This is all dependent on the market and interest set forth. Cannot determine at this point, but I would like to settle within 3 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$207,265 - Mortgage $46,000 - HELOC FMV of Home - Approx $300K per zillow FMV per my last appraisal by CCO Motgage was $320,000 which was in Feb -2010
Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? Thank you!!	Discover and Universal Card, $24K, approx 24%, and $600
Why did you call your loan "Home Remodeling"? What do you intend to use the loan for?	I originally incurred debt for home remodeling and intend to use the funds from the borrowing to pay down higher interest credit cards.

Member Payment Dependent Notes Series 559528

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559528	$3,000	$3,000	7.88%	1.00%	August 11, 2010	August 19, 2013	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559528. Member loan 559528 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,625 / month
Current employer:	VENTURE MECHANICAL, INC.	Debt-to-income ratio:	5.40%
Length of employment:	3 years	Location:	EULESS, TX

Home town:
Current & past employers:	VENTURE MECHANICAL, INC.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/10 > I am looking for a small loan to get a motorcycle and get back on the road. It has been many years with kids and school always need the money. Things are nice and stable now and I'm ready to ride. Please help me out.

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	12
Revolving Credit Balance:	$291.00	Public Records On File:	1
Revolving Line Utilization:	5.60%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is VENTURE MECHANICAL, INC. and what do you do there?	They are an HVAC contractor. Projects are small to medium usually schools, churches and hospitals. I am the Sr. Accountant.
purpose? List of other debts? Take home pay? Listing of all monthly bills and amount saved per month if any? do you have any emergency funds?	Purpose - Motorcycle Other debts - 2 School loans $272/mo Take home - Gross - 17% $50 saved/mo

Member Payment Dependent Notes Series 559589

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559589	$3,000	$3,000	15.58%	1.00%	August 11, 2010	August 23, 2015	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559589. Member loan 559589 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,919 / month
Current employer:	BAE Systems	Debt-to-income ratio:	7.83%
Length of employment:	4 years	Location:	WASHINGTON, DC

Home town:
Current & past employers:	BAE Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,715.00	Public Records On File:	0
Revolving Line Utilization:	26.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 559595

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559595	$14,500	$14,500	17.19%	1.00%	August 17, 2010	August 19, 2015	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559595. Member loan 559595 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	JPMorgan Chase	Debt-to-income ratio:	24.39%
Length of employment:	1 year	Location:	Chelsea, MA

Home town:
Current & past employers:	JPMorgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/10 > This loan is strictly being used to consolidate my debts, including paying off my credit cards, as well as a personal loan provided outside of a lending institituion. Borrower added on 08/05/10 > This would put me in a position to pay $100 less per month, which is a significant savings for me. Borrower added on 08/10/10 > I literally am taking this dollar amount and clearing my credit card debt and making payments at a lower interest rate. Please help me get into a better situation with my payments, by having a lower interest rate, in return helping yourself. Borrower added on 08/10/10 > Right now I am paying $500 per month to CC debt. I can cut that down to $360 by any and all contributions you can provide. I'll end up saving $3,000 in the long run and be credit card free. I have a great job, i'm in a great industry and our company is doing well. I am not in jeopardy of losing my employment, as i'm a great employee and a hard worker. I've never missed a payment in my entire life and pride myself on that. Everyone needs help at some point in their life and I truely need this funding to help me re-structure my debts from +20% interest rates to a lower rate. Please help me now so i can in return help others in the future must faster. Borrower added on 08/10/10 > Right now I am paying $500 per month to CC debt. I can cut that down to $360 by any and all contributions you can provide. I'll end up saving $3,000 in the long run and be credit card free. I have a great job, i'm in a great industry and our company is doing well. I am not in jeopardy of losing my employment, as i'm a great employee and a hard worker. I've never missed a payment in my entire life and pride myself on that. Everyone needs help at some point in their life and I truely need this funding to help me re-structure my debts from +20% interest rates to a lower rate. Please help me now so i can in return help others in the future must faster. Borrower added on 08/12/10 > KEEP INVESTING IN ME!!!! I really appreciate everyone who is committing to my debt consolidation. You're making a strong investment into building a better future for me and my family. This loan strongly helps me re-structure my debts and enables a quicker recovery to becoming debt free. I NEED your help and every little bit counts. THANKS!!! Borrower added on 08/16/10 > 3 days left!!!! Please help me reach the best percentage of my goal possible. INVEST IN ME BECAUSE I'M IN NEED OF YOUR MONEY AND BECAUSE YOU WANT TO EARN A RETURN ON YOUR INVESTMENT. Borrower added on 08/16/10 > PLEASE FUND MY LOAN, I NEED TO GET OUT OF THIS DEBT AND THIS LOAN IS THE RIGHT OPTION, I GREATLY COULD USE THE ENTIRE $14,500. If i don't get my full funding, I am going to still owe 20% on an amount. PLEASE HELP. Thank you all. I extremely value your willingness to invest in me, your best investment. Borrower added on 08/16/10 > 2 DAYS LEFT!!! PLEASE INVEST WITH ME. I AM BLESSED AND EAGER TO HAVE FOUND THIS OPPORTUNITY TO WORK OUT A BEST SITUATION AS A DEBT SOLUTION.

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,383.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at JPMorgan Chase?	I work in the alternative products group, as a partnership analyst.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Hello, I have 3 credit cards with balances that exceed $14K with interest rates all above 21%. The evil credit card companies changed my rates to variable from fixed and bumped the % up to 21 from what looked to be a nice rate of 5-9, when the economy started to fail. The entire amount is going to cleanly swiping the cards, never using them again. I'm entirely content paying Lending Club $14K at a lower interest rate. Your assistance is greatly appreciated. I am one who looks forward to helping others in the future and by getting assistance out of the binds to my credit card minimums, i can sooner achieve the goals i am working towards for me and my family. It's a hand up to the right person. Thanks you!
Who did you work for before Chase? Don't they have credit cards? Can you please verify your income with LC? Is there any other house hold income besides yourself?	Prior to working for JPMorgan Investor Services, I worked for Wellington Management for 3 years. My income is 60,000 per year. There is no other household income. Chase no longer offers personal loans. Please round out my account to an even 100%

Member Payment Dependent Notes Series 559596

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559596	$5,600	$5,600	11.49%	1.00%	August 12, 2010	August 19, 2013	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559596. Member loan 559596 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	e.clarke travel	Debt-to-income ratio:	10.25%
Length of employment:	3 years	Location:	north bergen, NJ

Home town:
Current & past employers:	e.clarke travel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	18
Revolving Credit Balance:	$3,915.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is e.clarke travel and what do you do there?	Type your answer here. E.Clarke Travel is a travel agency that's been in business for the past 37 years. I am a senior travel consultant that has been in this field (in general) for 14 years.

Member Payment Dependent Notes Series 559614

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559614	$10,000	$10,000	7.51%	1.00%	August 13, 2010	August 19, 2013	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559614. Member loan 559614 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,460 / month
Current employer:	KCI Technologies Inc	Debt-to-income ratio:	17.31%
Length of employment:	3 years	Location:	Timonium, MD

Home town:
Current & past employers:	KCI Technologies Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,504.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at KCI? What does your future spouse do for a living? When's the wedding?	We have a strong backlog (~11 Million) which will take us through for the next three years.
Hello. What is your job with KCI Technologies and how secure is it in this bad economy? Wishing you well on your wedding.	We have a strong Backlog which will take us through the next three years (~11 Million)
Hello. Thank you for answer part of my question. I would like to fund your loan, but I do need to know what your job is with KCI Technologies. Wishing you well.	Environmental Engineer EIII Design Sewer and Water Infrastructure
It looks like the responses above might be mixed up at bit, so I will ask: What is your job at KCI? What does your future spouse do for a living? When's the wedding?	She is working as a Project manager in a IT firm in CA. The wedding is in Dec
Hello. After the marriage where are the two of you going to live? Best regards, Jeff	We are both looking for jobs. Whoever gets the job moves.
Do you plan on paying off this loan early or carrying it to term?	I am planning to pay this loan within a year

Member Payment Dependent Notes Series 559660

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559660	$11,200	$11,200	13.61%	1.00%	August 11, 2010	August 19, 2015	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559660. Member loan 559660 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,705 / month
Current employer:	COPT Property Mgmt,	Debt-to-income ratio:	17.90%
Length of employment:	4 years	Location:	Upper Marlboro, MD

Home town:
Current & past employers:	COPT Property Mgmt,
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/10 > 2010 - 2015 Consolidation Loan Borrower added on 08/06/10 > This loan will be used to pay off my credit card bills. I have a credit score of 718 and am extremely diligent about paying my bills on time. Over the past year, several of my credit card interest rates have increased astronomically and I would like to use this loan to pay off my credit card debt at a reasonable interest rate over the next 3-5 years. I am currently employed as a property manager in the MD/DC/VA region. I have been with my company for the past 5 years and have over 10 years of experience in my profession. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,201.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Good Morning - 1) The remaining balance on my mortgage loan is $279,613.30. I do not have a HELOC. 2) The current market value of my home is estimated at 285,000.00. Thank you !
What are the rates of the cards you are paying off and can you contact lending club to verify your income?	I have (4) cards that I am paying off and the rates on these cards increased a great deal in 2009.The rates range from 21.99% to 24.99%. I will contact lending club on Monday and ask them to verify my income. Thank you for your help -
What is the current rate and amount owed on the debt you wish to consolidate?	I have (4) cards that I am paying off and the rates on these cards increased a great deal in 2009.The rates range from 21.99% to 24.99%. I owe a total of approx. $11,000.00. Thank you for your help -
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you for your comment. I sincerely appreciate your help. I take my responsibilities very seriously and will repay my loan in full and on time. Thanks again for believing in me and helping me in my time of need.

Member Payment Dependent Notes Series 559692

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559692	$17,500	$17,500	7.51%	1.00%	August 11, 2010	August 19, 2013	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559692. Member loan 559692 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Hines Interest	Debt-to-income ratio:	1.66%
Length of employment:	8 years	Location:	New City, NY

Home town:
Current & past employers:	Hines Interest
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,290.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Hines Interest? Do you have a spouse that works? What is the loan going to be used for?	I am a Stationary Engineer. I take care of all the HVAC issue's at a Class A commercial building in Midtown, NYC. I also take care of critical power feeding communication rooms and traders desktops. My spouse does work part time. The loan will be used for upgrading and remodeling of my downstairs bathroom.
What is it you plan on using the requested funds for?	Upgrade of my bathroom. Specifically, rerouting of my plumbing lines, new tub, new shower, new vanity and new tile work.

Member Payment Dependent Notes Series 559694

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559694	$20,000	$20,000	11.12%	1.00%	August 13, 2010	August 19, 2013	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559694. Member loan 559694 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,700 / month
Current employer:	Wellington International Group	Debt-to-income ratio:	22.69%
Length of employment:	3 years	Location:	Marietta, GA

Home town:
Current & past employers:	Wellington International Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/10 > Hello. Thanks for your interest in funding my home improvement loan. I am a very stable prospect. I work as a GM with WIG, LLC for several years. I've carefully budgeted this expense into my monthly budget and will have no problem paying back the loan. Once again, thank you.

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,962.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello. My current balance is approximately $165,000. The home is valued at $260,000. Thank you.
I'm interested in funding your loan, but have a few questions. (1) Do you have a spouse/partner who works and if so how much does he/she earn each month? (2) What are your major monthly expenses (e.g., car loan(s), mortgage/rent, student loans, credit card payments, insurance, child care/tuition, major medical expenses)? (3) Do you have a HELOC and if so what is the balance?	Hello. No I do not have contributing income from a spouse/partner. My major monthly expenses would be my mortgage. Lastly, no I do not have a heloc.

Member Payment Dependent Notes Series 559726

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559726	$4,800	$4,800	13.98%	1.00%	August 12, 2010	August 19, 2015	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559726. Member loan 559726 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Drillmec Inc.	Debt-to-income ratio:	16.61%
Length of employment:	3 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Drillmec Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/10 > Medical expense, self pay pregnancy

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	41
Revolving Credit Balance:	$8,666.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Drillmec Inc? Do they not provide health insurance? Will this loan, $4,800, be adequate for the pregnancy (with Hospitalization ) or do you have other funds to add? Thank you.	I am the controller at Drillmec. The company does not pay for my family insurance so my wife is currently on an individual policy which in turn does not cover maternity. I've already paid most of the physician expenses, I'm trying to get the hospitalization part covered.

Member Payment Dependent Notes Series 559781

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559781	$12,000	$12,000	7.88%	1.00%	August 11, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559781. Member loan 559781 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	SHOPRITE	Debt-to-income ratio:	13.20%
Length of employment:	10+ years	Location:	Runnemede, NJ

Home town:
Current & past employers:	SHOPRITE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,502.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SHOPRITE?	Type your answer here.I am a Front End Supervisor. I also do bookeeping and work at the Customer Service Desk.
Can you please state each of your usual monthly expenses?	Type your answer here. Rent, Electric, Cell Phone, Car Insurance, Cable/Internet, Grocery Shopping, Gasoline for car, The Credit Cards I want to pay off.
What do you monthly expenses add up to and how much do you save?	Type your answer here.My monthly expenses: Rent-635.00, Electric-60.00(varies) Cell-126.00 (daughter pays 1/2), Car Insurance- 90.00, Cable/Internet- 85.00, Groceries-160.00 (varies) Gasoline 120.00 (varies) Credit Cards 580.00. Not sure about what you mean by how much do I save. I do not have a savings account if that is what you mean.
Sorry I should have been more clear. Can you state your expenses with the amounts next to them? This will help lenders understand where the loan fits into your usual budget. Thanks!	Type your answer here.Rent-635.00, Electric- 60.00 (varies but around this figure) Cell-126.00 (daughter pays 1/2) Car Insurance-90.00, Cable/Internet-85.00, Groceries-160.00 (varies also) Gas-120.00.(varies) Credit Cards 580.00. I hope this is the information you wanted. Sorry I misunderstood the question last time.

Member Payment Dependent Notes Series 559800

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559800	$10,000	$10,000	11.49%	1.00%	August 16, 2010	August 19, 2015	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559800. Member loan 559800 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	ADP	Debt-to-income ratio:	22.25%
Length of employment:	< 1 year	Location:	Katy, TX

Home town:
Current & past employers:	ADP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/10 > I am looking to expand my existing profitable dry cleaning business. One of the drop-off/sub-stations that outsource their cleaning to my plant is looking to sell due to health problems. The owner is offering the business at a great price and I am looking for some additional funding to move forward with the purchase. This opportunity will tremendously increase my total revenue and help further my expansion efforts. This business provides a secondary income besides my main source of income. With your help I hope one day to make this business my primary source of income and continue to grow it for many years to come.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,572.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I live in a house that is owned by a family member. My only obligations are the utilities.
Where did you work prior to ADP?	I worked a German business process software company.
Could you verify your income with LendingClub? It would help provide a level of comfort to prospective lenders. Thank you!	They have verified it.

Member Payment Dependent Notes Series 559838

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559838	$2,500	$2,500	13.23%	1.00%	August 11, 2010	August 19, 2013	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559838. Member loan 559838 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,600 / month
Current employer:	State of Connecticut	Debt-to-income ratio:	19.63%
Length of employment:	10+ years	Location:	Naugatuck, CT

Home town:
Current & past employers:	State of Connecticut
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/10 > When will the money be available? Thank you Borrower added on 08/05/10 > thank you

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	35
Revolving Credit Balance:	$6,715.00	Public Records On File:	1
Revolving Line Utilization:	58.40%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of Connecticut?	I am a Developmental Disibilities Case Manager. I coordinate the lives of 39 individuals who are mentally challanged.

Member Payment Dependent Notes Series 559853

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559853	$16,000	$16,000	11.12%	1.00%	August 16, 2010	August 19, 2015	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559853. Member loan 559853 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,546 / month
Current employer:	Holland Patent Central School	Debt-to-income ratio:	13.08%
Length of employment:	10+ years	Location:	Holland Patent, NY

Home town:
Current & past employers:	Holland Patent Central School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,426.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $16,000 loan. My questions are: [1} How long have you worked for Holland Patent Central School A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $13,426 Revolving Credit Balance. (28 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible" or similar type answers tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 08.06.2010	Type your answer here.I have been working at HPCS FOR 16 years Maintenance /custodial. I am currently Sr. Custodian at the Middle school. The Funds I am asking for is to consolidate the debt. The answer to your question of why lenders should commit to fund my loan is that I am responsible. My credit score reflects that. This money will be used responsibly to pay off debt as the monthly payment will be paid in Full over 5 years. I do plan to pay this off early but I am committing to 5 years.
What do you do at Holland Patent Central School?	Type your answer here. I am the senior Custodian at Holland Patent Middle School. I am responsible for the maintenance and cleaning of the buildings and grounds of the Middle School. Plumbing, Electrical , Floor finishing, I Work days during school to take care of Fire Drills, Safety Team with Main office." Whatever the needs are of the Building.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.Hi, I wanted to answer this question accurately so I had to wait till I got off work to check on this information. My balance owed on our home is $95,252.00. HELOC is 11,402.00. The value of our home is $150,000.00 Thank you, Mark
What is it you plan on using the requested funds for?	Type your answer here. We have credit card debt which needs to be paid off. With the requested funds we will be able to clean up these debts, Save$ 500.00 monthly and know where the money we are spending is going. Both my wife and I are responsible and always pay our bills on time.This need to consolidate came to our attention last month paying bills and we realized something had to be done. We pulled everything out on the table, looked it over and realized that we were paying too many minimum payments. We want to straighten this out asap. This consolidation will work best as we do not want to refinance everything. This loan will make all the difference necessary for us to move forward. Thank you, Mark
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Type your answer here.Both of our vehicles are paid for and we both are 2 miles from work- Vehicles 0$ , Electric is 180.$ mo., Auto-Homeowners insurance combined for better rate is $152.00. month. Kids are on their own, 1 just graduated. Food approx.$ 350.00 mo. Gym-0$"We have a country home & Hobby farm no time for a gym. WORK-"BEST WAY TO STAY IN SHAPE." Mortgage is $ 643.00 mo. HELOC is 140.95 bi-weekly. fixed rate.
Would you mind verifying your income with LendingClub?	Type your answer here.The contract salary I sent you was right off of my contract That I signed with my employer. This is done in my district every year with our Union employees.
Hi there, I'm interested in funding your loan but had one question first. Can you list out the debts/credit cards you are looking to consolidate along with their interest rates (i.e. CC#1 $5,000 @ 16%). Thanks in advance for your answers.	Type your answer here.CC#1- $5,344.00 @21.99% CC#2- $4,629.00 @21.09% CC#3-$3,155.00 @24.99% CC #4-$3,073.00@ 21.09% Thank You!

Member Payment Dependent Notes Series 559894

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559894	$2,000	$2,000	17.19%	1.00%	August 11, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559894. Member loan 559894 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	target stores inc	Debt-to-income ratio:	1.39%
Length of employment:	1 year	Location:	RIVERSIDE, CA

Home town:
Current & past employers:	target stores inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at target, and where did you work before that?	im a casher and before that i was in the army guard
- What is your monthly budget? - How much do you save each month? - What do you plan to use the money for? - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	get my guard card and ccw.
What do you plan on using this loan for?	get my guard card and ccw

Member Payment Dependent Notes Series 559932

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559932	$16,000	$16,000	11.86%	1.00%	August 17, 2010	August 19, 2015	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559932. Member loan 559932 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	Department of Justice	Debt-to-income ratio:	18.64%
Length of employment:	7 years	Location:	Irving, TX

Home town:
Current & past employers:	Department of Justice
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > My husband & I are preparing for the birth of our first child in February. An important part of that preparation is consolidating our debts so that we can save money every month to put towards buying a home and saving for our child's future. We are both college-educated (I actually have a doctorate) and are thankful to have secure, well-paying jobs. However, I have many expenses on top of regular monthly bills such as rent and utilities, including repayment of student loans, medical bills, and car repairs. With our family growing, these monthly expenses are going to grow as well. It would really help to be able to consolidate my debt so that I had one monthly payment, a lower interest rate, and an end in sight. I plan on paying off this loan as quickly as possible- consolidating my debts and having a lower interest rate and lower monthly payments will definitely help me do that. Borrower added on 08/13/10 > I have submitted to Lending Club ALL required paperwork necessary to verify my employment and income. It seems to be taking a while to reflect these updates. Please know that I have submitted these documents and check back soon if you're waiting for the verifications to show! Thank you! Borrower added on 08/14/10 > UPDATE: I spoke with Lending Club on Thursday, Aug. 12. I was told over the phone that all my employment/pay verifications had been received and that my loan was approved. When I checked back to ensure that this status was updated, my account did not reflect those details. On Friday, Aug 13, I called Lending Club several times, leaving messages with my office and cell phone numbers. It is now Saturday & I have not heard back from them at all. Please understand I am definitely keeping on top of this and hope to have my account updated SOON!

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,626.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $16,000 loan. My questions are: [1} What is your current position with U S Dept of Justice? (Job/What you do.) [2] Transunion Credit Report shows the $10,626 Revolving Credit Balance. (82 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] $16,000 loan; ~ $11,000 is Revolving Credit Balance; ~ $5,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible" or similar type answers tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 08.06.2010	1) My job title is Property Custodian. I work for the Department of Justice's Asset Forfeiture and Seized Property Unit for a federal law enforcement agency. My responsibilities involve conducting semiannual audits and managing the seized property/evidence vaults for seven field offices throughout Texas and Oklahoma. 2) None of the revolving credit balance is tied to Home Equity. I am currently paying a total of about $600 per month on my credit card debts, and will soon begin paying between $300-$400 per month towards my student loan debt. 3) The additional funds will be put towards a) repayment of my student loan debt and other costs incurred while financing my own education; b) long overdue and much needed car repairs (among other problems, I have no air conditioning in my almost-10-year-old vehicle and it is about 109 degrees here in Texas!); c) medical costs incurred both during the remainer of my pregnancy and after our child is born; as well as child care when I return to work. 4) I am an honest, hardworking, educated person who is simply trying to improve my financial situation. In these times, it is difficult to be able to (or even want to!)turn to banks or other conventional lending houses for help. My goal is to be debt-free in three years. Being recently married and learning we were going to be parents has made us realize that we needed to get our financial life in order so that we can better take care of our family. I don't want to forever carry the burden of my debt with no end in sight. I hope that this answer satisfies your curiosity and makes the decision to fund my loan a bit easier. 5) Even though the term of my loan is 60 months, I plan on paying off the debt in 3-4 years. I look forward to being debt free!
What is your job with the Department of Justice?	My job title is Property Custodian. I work for the Dept of Justice's Asset Forfeiture & Seized Property Unit for a federal law enforcement agency. My responsibilities involve conducting semiannual audits and managing the seized property/evidence vaults for seven field offices throughout Texas and Oklahoma.
Loan listed 4 days; 13 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Sunday 08.08.2010	I have contacted the Credit Review team with this information. It is pending review and will be posted as soon as possible.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Will Be Paid Off With Lending Club Loan: Discover card- balance 5k, APR 20.24% MasterCard #1- balance 3k, APR 16.99% MasterCard #2- balance 1k, APR 18.24% Visa- balance 2k, APR 27.24% Am Ex- balance 2k, APR 19.99% Will NOT Be Paid Off With Lending Club Loan: Vehicle Loan- approx 10k Student Loan- approx 90k As stated previously, the remainder of the Lending Club loan will be used for car payments, student loan payments, vehicle repairs, and preparing for the arrival of our first child in February. Thank you!

Member Payment Dependent Notes Series 559956

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559956	$12,000	$12,000	15.95%	1.00%	August 16, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559956. Member loan 559956 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	MetCap	Debt-to-income ratio:	9.76%
Length of employment:	1 year	Location:	BOSTON, MA

Home town:
Current & past employers:	MetCap
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > I have 3 high interest cards at 29% that I have been making payments on for several years. I can never seems to pay more than the minimum and find myself wasting tons of money. I want to get on top of my finances and prepare myself for the opportunity to buy a home in a few years. I am a worthwhile investment - I never miss payments and 16% will be a blessing for me. Thank you!

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	21
Revolving Credit Balance:	$5,036.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is MetCap and what do you for them? Since you have only been with them 1yr, please provide your employment history. You stated that you never miss any payments. Yet, you had a delinquency 21 months ago? Thank you.	MetCap owns a chain of 35 retail stores on the East Coast and also licenses video content worldwide. I manage all advertising needs for the company. Prior to my employment with MetCap I worked at Mullen (ad agency) in Boston for 2 years. The delinquency you are referring to was on a joint account and the person responsible for payment was late 30 days, 3 months in a row. It was very difficult but I have since started to micromanage that account and their payment...in fact, I have had to pay it myself a few of the months, but as you can see there have been no issues since that time. Thanks for considering my loan!
Why are you asking for a $12,000 loan if your revolving credit balance is just over $5,000? Are there other loans besides credit cards that you are paying off? If so, please list your total debts that you.	Hi - not sure if you are able to view my credit report, but you will notice a $6,400 GE balance, which is at 29%, a $2,400 GE balance at 29% and a $1,000 GE balance at 29% - also a $1,000 Barclays balance at 29%. These represent the vast majority of what I am trying to clear up...they total out to about $11,000. I also have a lower interest card that I would pay off which would bring the grand total to almost exactly $12,000. Thanks for looking/investing in me...it is a big help.

Member Payment Dependent Notes Series 559964

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559964	$12,000	$12,000	10.75%	1.00%	August 16, 2010	August 19, 2013	August 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559964. Member loan 559964 was requested on August 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Raymond Blackburn MD	Debt-to-income ratio:	5.67%
Length of employment:	1 year	Location:	GARLAND, TX

Home town:
Current & past employers:	Raymond Blackburn MD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/10 > Money needed to decreased interest rates

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,076.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at "Raymond Blackburn MD" and where did you work prior to that?	I work as a Physician Assistant. Prior to that I worked at Carousel Pediatrics

Member Payment Dependent Notes Series 560004

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560004	$2,000	$2,000	13.98%	1.00%	August 17, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560004. Member loan 560004 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,750 / month
Current employer:	mavis tire	Debt-to-income ratio:	12.76%
Length of employment:	< 1 year	Location:	KINGSTON, PA

Home town:
Current & past employers:	mavis tire
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > Loan is for vehcile repair Borrower added on 08/06/10 > My loan is for a repair on my own vehicle.

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$841.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at mavis tire, and where did you work prior to mavis?	i am the assistant manager there. i deal with customers mostly and make sure the cars are repaired properly and also make sure they are returned to the customer in a timely fashion. prior to mavis tire worked at a BMW dealership down in Virgnia as a mechanic
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I actually live at home with my dad still. I work full time. During the application I didnt know which to chose when it asked me if i own a home.

Member Payment Dependent Notes Series 560007

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560007	$9,000	$9,000	11.86%	1.00%	August 16, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560007. Member loan 560007 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	US Army	Debt-to-income ratio:	19.86%
Length of employment:	7 years	Location:	Felton, DE

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,295.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application. Employing Service Branch: U S ARMY. My questions are:: (1) If Active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date? (ETOS) (Officers are considered to be "Indefinite".) (3) Length of Employment shows as 07 years. Future intentions are to: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or what other options? (4) If DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not tell L C civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8 Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA Friday 08.06.2010	I am a SGT (E-5 promotable). My ETS date is 9 FEB 2014 and i plan on retiring from the ARMY.
[1] Briefly, why should lenders commit their limited $ to fund your loan? [2] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible" or similar type answers tell participating lenders nothing useful to make lending decision.) Advance thanks for TWO answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 08.06.2010	I feel like they should commit their money because i have never been late or missed a payment on anything in my entire life. I am using this loan cause my credit card company raised my interest rate on me. I do plan on early payoff if possible.
How long do you plan on staying in the Army?	I plan on staying in until retirement!

Member Payment Dependent Notes Series 560106

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560106	$9,500	$9,500	7.51%	1.00%	August 13, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560106. Member loan 560106 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Cotter Funeral Home	Debt-to-income ratio:	2.14%
Length of employment:	10+ years	Location:	DE PERE, WI

Home town:
Current & past employers:	Cotter Funeral Home
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > I want to thank those who have invested in my loan. My wife and I are simply trying to consolidate our debt into one, low interest payment. We have four children and are just trying to simplify our life a little bit. We appreciate all those who have given our situation consideration. Thank you@

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,788.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your credit report shows a credit balance of 6,788, yet you are requesting 9,500. Please explain the discrepancy. Also, please list out your debts and their balances and interest rates. Thanks	priceline rewards visa, balance of 2100; citicard has a balance of 3400; chase bank, balance of 1500; carecredit, balance of 1400; and target red visa has a balance of 1000. Why do you need to know the interest rates?? That shouldn't matter. You have approved me for the loan of my needs. That is your job to find that out.
You are requesting a loan from individual investors and not some faceless corporate entity. In regard to your brusk response from a question posed by one prospective lender, you seem to have already taken an adversarial position by telling the person "why do you need to know...that shouldn't matter...it is your job to find out." Bear in mind that we are "people helping people" and that your cooperation will help you obtain the funds you need. And it is only by striking a minimal "comfort level" here (and elsewhere) that you will ultimately succeed in getting what you want in pursuit of your own desires.	Sorry; however, I did not realize how this works. Please accept my apologies.
You still have not answered the question of current rates. Please don't apologize, but if you want the loan, you will need to answer the pertinent questions. We want to know "why? We don;'t know who you are, and have never given you a handshake. If you are refinancing for lower rates, it makes sense to us. If not, loaning money to you does not make sense to me either. Please respond with current rates.	Investors, Again, I'm sorry for my comments earlier questioning why you needed to know certain information. I didn't realize the type of entity Lending Club was; therefore, you have my sincerest apologies. With that said, here is the info you need: Citicards has an interest rate of 25.24%; Chase - 21.99%; Carecredit - 22.98%, Target - 23.24%, and Priceline - 18.24%. Obviously, I want this loan so I have one easy payment at a lower interest rate, and at a term I can pay off this debt in a reasonable amount of time. Again, thank you all for your consideration, and please know that my family and I appreciate your time and efforts. Thank you! If you need any further info, please let me know.
Good morning young man...Your apology is accepted here (at least at my level) and I can understand the frustrations of having debt obligations, raising a family, the intrusions of questions asking for personal details and such.(many of us have been in similar circumstances and managed to survive) For me, there is now enough information about you to help me make a decision and to participate with you by funding a small amount for your loan. Consolidating your debts at a lower rate is a wise and prudent move...just try and not let down those good people who are now helping YOU. And some day when your financial burden is a bit lighter, consider becoming a lender yourself and helping others (and in return, perhaps making a better rate of return on your own money than what you could do if it was in a bank) No need to reply to this note as it will be published if you respond.....Good luck to you and your family.	Thank you for your kind words and encouragement. I greatly appreciate it.

Member Payment Dependent Notes Series 560221

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560221	$9,000	$9,000	11.49%	1.00%	August 12, 2010	August 20, 2015	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560221. Member loan 560221 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	HireStrategy	Debt-to-income ratio:	12.53%
Length of employment:	7 years	Location:	Herndon, VA

Home town:
Current & past employers:	HireStrategy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,799.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What kind of home improvement are you wanting to make? Also, why not address the $11K in revolving debt before taking on additional debt? At your salary it would seem to be achievable in a short period of time. Regards; Art	I felt I could get a better interest rate this way
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I am not comfortable publicly giving out my mortgage information.
I am interested to help fund your $9,000 loan. My questions are: [1} Brief description your employer Hire Strategy? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $10.799 Revolving Credit Balance. (58 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible" or similar type answers tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.07.2010	My employer is a recruiting firm based in Washington DC. We have been in business for 10 years are rated the number one recruiting firm in the Washington Business Journal. We are debt free and have been profitable for over 9 years. I run one of two of our divisions and report directly to the CEO. I do have 10,800 in revolving credit that should be paid off in less than a year. My payments on this are approximately $400 a month. I am a relatively low credit risk. My debt to income ratio is reasonable. I have never made a late payment and I have demonstrated a track record of being responsible. I would imagine I will pay this off in less than 2 years.
I'm interested in funding your loan, but have a few questions. (1) Do you have a spouse/partner who works and if so how much does he/she earn each month? (2) What are your major monthly expenses (e.g., car loan(s), mortgage/rent, student loans, credit card payments, insurance, child care/tuition, major medical expenses)? (3) What home improvements are you doing and what is the overall budget? (4) What are the current interest rates for your credit cards?	I do not have any other income outside of what was declared on the credit application. My monthly expenses are approximately $5,000. I am replacing the roof, siding and decking on the house. My overall budget is $19000 and I am paying the other $10,000 in cash.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Factoria, Again as I stated before I have never been diliquent or late on a payment. I believe if you make a financial commitment you must fulfill it regardless of who it is to.

Member Payment Dependent Notes Series 560253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560253	$3,200	$3,200	11.49%	1.00%	August 11, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560253. Member loan 560253 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	neiman marcus	Debt-to-income ratio:	9.10%
Length of employment:	2 years	Location:	San Jose, CA

Home town:
Current & past employers:	neiman marcus
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,840.00	Public Records On File:	0
Revolving Line Utilization:	15.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at neiman marcus, and where did you work before that?	I work in the customer service department and used to work at Banana Republic 3 years ago.
Please elaborate on the purpose of this loan, thanks	I will use this money to fix a front end collision on my car and i needed some extra cash for cruise to cabo.

Member Payment Dependent Notes Series 560268

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560268	$10,000	$10,000	11.12%	1.00%	August 12, 2010	August 20, 2015	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560268. Member loan 560268 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Farmers Insurance	Debt-to-income ratio:	24.50%
Length of employment:	9 years	Location:	north hollywood, CA

Home town:
Current & past employers:	Farmers Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > Hello Prospect Investors, The use of the money requested is for debt consolidation. I currently have roughly over $9,500 worth of debt that I'd like to manage under one monthly payment. I have great credit and I am a responsible individual who cares about making sure it stays that way. My employment status is stable, as i have worked for my company going on 10 years now. Having this loan processed would help alleviate the stress of cutting it pay check to pay check. I'm sure the story of a lot of people currently in these hard economic times. If you have any questions you'd like answered, please ask. But I appreciate the consideration - Thanks in advance

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,135.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Farmers Insurance?	I'm a Marketing Coordinator.
What is it you plan on using the requested funds for?	Paying off existing debt to have one monthly payment.
What is the current rate and amount owed on the debt you wish to consolidate?	I have a combined total of $9,621.00 with the following percentage rates being charged against that amount; 26.99%, 14.25%, 13.9%, 10.490%, 9.5%

Member Payment Dependent Notes Series 560294

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560294	$9,250	$9,250	15.21%	1.00%	August 11, 2010	August 22, 2013	August 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560294. Member loan 560294 was requested on August 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Bank of America	Debt-to-income ratio:	21.79%
Length of employment:	5 years	Location:	LAKE SAINT LOUIS, MO

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/08/10 > I plan to use the funds to consolidate some debts. I will be paying off $775 in monthly payments for this loan payment of $322, for a monthly savings of $453. I have been in the same industry for 10 years, 5 of which have been with the same corporation. I feel my job is very stable.

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,436.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $9,250 loan. My questions are: [1} What is your current position with BAC? (Job/What you do.) [2] Transunion Credit Report shows the $32,436 Revolving Credit Balance. (A 67 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.09.2010	[1} What is your current position with BAC? I am the Vice President of a mortgage processing center. I am in charge of all the associates that process mortgage loans out of our center.[2] Transunion Credit Report shows the $32,436 Revolving Credit Balance.Is any Home Equity Line of Credit? No. these are credit cards that are either mine or my husbands.The amount that is due monthly for credit card debts is about $716, I currently pay about $1,475 per month in order to get them paid down. [3] Briefly, why should lenders commit their limited $ to fund your loan? As you can see by my credit history, I have always paid my bills on time an usually paid them off early. A loan of this size will allow me to pay off almost $10k in bebt saving about $725 per month. [4] Do you intend loan early payoff? Yes, I plan to pay off this loan in 2-3 year.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance on my mortgage is $279,888 and the current value is $315,000 about 88% LTV.

Member Payment Dependent Notes Series 560395

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560395	$6,500	$6,500	7.14%	1.00%	August 11, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560395. Member loan 560395 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,605 / month
Current employer:	southwest airlines	Debt-to-income ratio:	11.69%
Length of employment:	9 years	Location:	MALTA, IL

Home town:
Current & past employers:	southwest airlines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > I plan to pay off my remaining revolving debt, I have been at my current job 10 years, and 13 years at my prior job, I have never in over 12 years even paid a late payment and reflected by my credit report. I value my credit and I am responsible with my money as well as my life.

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,776.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Prior to funding your loan, I would like to hear your answers to the following items. Thank you in advance for your responses. 1. List your monthly expenses. 2. Describe your role at Southwest Airlines. 3. Identify the two credit inquiries shown in the credit history section of your loan request.	Hello, I'm a Flight Attendant completing 10 years in October, my expenses utilities "gas, electric, cells, cable, internet, insurance, and loan payments from our house remodel about $980.00 month, and Our Mortgage which includes taxes and insurance is $2028.64 which is shared with my husband. 1st inquirie is my husband opened a new checking account at our local credit union and I'm listed as a spouse with access on his account, and the 2nd is a refinance of our mortgage to a lower interest rate of %4.875. I hope I answered your questions, If you have any others please let me know :)
Thank you for your response. To follow-up on your response: Is the listed income a combined income (combining your income with your spouse's income)? If not, please provide your spouse's employer, role, and annual salary. Thank you once again for your response in advance.	No it is not a combined income. He works for Sauber Mfg. Co. He is a Supervisor. $43,940.00 Thanks :)

Member Payment Dependent Notes Series 560449

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560449	$3,600	$3,600	14.84%	1.00%	August 12, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560449. Member loan 560449 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	OpenTV	Debt-to-income ratio:	16.17%
Length of employment:	1 year	Location:	MORGAN HILL, CA

Home town:
Current & past employers:	OpenTV
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > this loan is to be used for unexpected car repairs. i am a professional project manager and am employed full time, witha gross monthly income of $10,000 USD. My home is fully paid for, and largest expenses are college and high school tuition.

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	7
Revolving Credit Balance:	$12,421.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your 2 Delinquencies (last 2 yrs). The last one was 7 months ago. What is OpenTV? Since you have been with them only 1yr, please provide your employment history. with an income of $10k, I am a bit surpised that you do not have enough savings to cover the $3K car repairs..? Thank you.	I was laid off in early 2009 when the division of the company i was with was shut down. Consequently, we had some bills accumulate and I was late on a couple of payments. I have been in the software industry for many years, working primarily in telecom, but also for media networking (Tandberg Television). OpenTV develops software (middleware) for digital set-top boxes and has been very successful. Savings was being rebuilt, but is short right now due to other car repairs that were needed for our daughter who is away at college.

Member Payment Dependent Notes Series 560450

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560450	$12,000	$12,000	13.23%	1.00%	August 16, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560450. Member loan 560450 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,917 / month
Current employer:	GSI Commerce Inc	Debt-to-income ratio:	9.14%
Length of employment:	4 years	Location:	KING OF PRUSSIA, PA

Home town:
Current & past employers:	GSI Commerce Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	17
Revolving Credit Balance:	$5,713.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Please describe your employer and your current position (job title and what you do). Also could you provide some information about the delinquency from 17 months ago? thankyou	I work as a business analyst for a e-commerce company. I have never filed for bankruptcy or delinquency.
When is the wedding and what is the overall budget? What does your fiance do and how much does he/she earn each month?	Our big day is Friday, Sep 10th. We have an overall budget of about 20K. We were able to meet some of that via our savings and hope to make up for the gap. My fiancee, Jessica works as an assistant.

Member Payment Dependent Notes Series 560462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560462	$6,000	$6,000	17.19%	1.00%	August 13, 2010	August 20, 2015	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560462. Member loan 560462 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Lydia Home Association	Debt-to-income ratio:	9.19%
Length of employment:	2 years	Location:	chicago, IL

Home town:
Current & past employers:	Lydia Home Association
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/11/10 > I currently owe a little over $6,000 in credit cards; 75% of the charges are for college tuition (fafsa denied me 3 times). I have never been late or missed a payment and I have a good credit score. I believe that I am financially responsible despite of my age and I greatly appreciate the help from you. Thank you in advanced.

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,758.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Lydia Home Association and what do you do there?	Lydia Home Association is non-profit organization that provides social serves for families and children. I am the receptionist there, but I do a lot more than operating the switch board. I will more happy to answer any more questions that you may have regarding my employer and the current position that I hold.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I currently owe 1st Financial Bank and two Chase credit cards; the interest rates are 16.99%, 22.24%, and 18.24%. The monthly total that I pay for all three cards is between $150-200, and if I receive the loan for $6000, all three cards will be paid off. I am receptionst at Lydia Home Association. My duties range from operating the swtich board to babysitting children until they are placed in a safe home.

Member Payment Dependent Notes Series 560464

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560464	$10,000	$10,000	11.86%	1.00%	August 11, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560464. Member loan 560464 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,935 / month
Current employer:	Insight Enterprises, Inc.	Debt-to-income ratio:	4.52%
Length of employment:	9 years	Location:	Sunnyside, WA

Home town:
Current & past employers:	Insight Enterprises, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > Dear Potential Investors, I will use this loan to consolidate three credit card lines with the following open balances and APRs; (1) $3085.55 @ 29.99% (2) $3665.37 @ 29.99% (3) $3082.18 @ 27.985. This will allow for an overall lower interest rate and everything to be paid of within 36 months. I have been employed at the same company for almost 10 years. I play a key role within the organization as a lead software developer. The company is in very solid financial shape and is actually hiring many new positions now. NASDAQ: NSIT Other than my credit card payments, my expenses are very low in respect to my income. Mortgage: $2465.53/mo Auto Insurance: $160/mo Utilities: $200/mo This loan will be replacing the following monthly payments: (1) $110/mo (2) $131/mo (3) $304/mo I have had no delinquencies for almost 3 years. And that was when I paid a credit card twice within the same billing statement period. The first payment went for the current month, and the second payment went to principal instead of the next month’s payment. I didn’t notice the discrepancy until it was too late. I am still disputing this delinquency/late with the bank. I own my own car in full. I purchased my current home 2 years ago as a foreclosure and still has about 20k equity in it. Thank you for taking the time to review my loan application. Feel free to reply with any additional questions you may have.

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	33
Revolving Credit Balance:	$6,547.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $10,000 loan. My questions are: [1} Brief description your employer Insight Ent? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $6,547 Revolving Credit Balance. (a 75 pct usage.)How much $ are you now paying per month on your total credit card/other debts? [3] $10,000 loan; ~ $6,500 is Revolving Credit Balance; ~ $3,500 is the extra cash that you will receive (less loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible" or similar type answers tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.07.2010	USMC-RETIRED, (1a) "Insight Enterprises, Inc. (Insight) is a provider of information technology (IT) hardware, software and services to small, medium and large businesses and public sector institutions in North America, Europe, the Middle East, Africa and Asia-Pacific. The Company operates in three segments: North America, which includes United States and Canada; EMEA, which includes Europe, Middle East and Africa, and APAC, which includes Asia-Pacific. The Company provides technology solutions, helping companies design, enable, manage and secure their IT environments with its process knowledge, technical expertise and product fulfillment and logistics capabilities. Its management tools and capabilities make designing, deploying and managing IT solutions easier, and its helps its clients control their IT costs. Insight is located in 22 countries, and it supports clients in 190 countries, transacting business in 18 languages and 13 currencies." (1b) I am a lead software developer. I lead a team of 6 other software developers. We are responsible for numerous internal IS/IT systems which operate Insight's businesses. (2 & 3) Its possible that the TransUnion Credit Report only shows $6547 as the resolving balance because it isn't including credit line #3 (see loan description) because it is technically a line-of-credit instead of credit card. The actual total amount I will be consolidating into this loan is $9833.10. Please see the loan description for details about current monthly payments. (4) Lendors should commit their limited funds to this loan because I am very responsible, have a solid stable high paying job, have low expenses, and have always met every financial obligation I have had. (5) I have no immediate plans to pay off this loan early.
What is Insight Enterprises, Inc. and what do you do there?	Insight Enterprises, Inc is a publicly traded fortune 500 company. I am a lead software developer. "Insight Enterprises, Inc. (Insight) is a provider of information technology (IT) hardware, software and services to small, medium and large businesses and public sector institutions in North America, Europe, the Middle East, Africa and Asia-Pacific. The Company operates in three segments: North America, which includes United States and Canada; EMEA, which includes Europe, Middle East and Africa, and APAC, which includes Asia-Pacific. The Company provides technology solutions, helping companies design, enable, manage and secure their IT environments with its process knowledge, technical expertise and product fulfillment and logistics capabilities. Its management tools and capabilities make designing, deploying and managing IT solutions easier, and its helps its clients control their IT costs. Insight is located in 22 countries, and it supports clients in 190 countries, transacting business in 18 languages and 13 currencies." - From NASDAQ Description
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	(1) Single mortgage: $302,308.18 No seconds of HELOCs. (2) Zillow.com shows my home as worth $335,500.00
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you for your interest. You have my commitment that I will meet and/or exceed your expectations.

Member Payment Dependent Notes Series 560486

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560486	$8,000	$8,000	14.35%	1.00%	August 11, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560486. Member loan 560486 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	U-haul	Debt-to-income ratio:	20.35%
Length of employment:	4 years	Location:	BRONX, NY

Home town:
Current & past employers:	U-haul
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > Business Borrower added on 08/07/10 > I recently purchased a pawnshop, I'm looking forward for this loan for more purchasing power.

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	7
Revolving Credit Balance:	$2,082.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report reflects 1 unidentified credit payment delinquency occured 07 months ago. Explanation is? FYI: Highly condensed Transunion Credit Report that Lending Club provides to lenders provides line totals but not individual line items. Lenders c-a-n-n-o-t determine, or provide, referenced items identities. You can obtain FREE copy complete Transunion Credit Report for that information at www.annualcreditreport.com website. There yearly you can obtain FREE copies your complete Equifax, Experian and Transunion Credit Reports and learn identities credit grantees reporting payment delinquencies and where reported Public Record filed and identities whom was involved in all Public Records. After obtaining, and reviewing, your Transunion Credit Report, only then answer this email. Lender 505570 USMC-RETIRED, Virginia Bch, VA Saturday 08.06.2010	It was a misunderstanding, since I payed double the month before I thought I wouldn't have to pay the following month. I took care of it as soon as I found out. All of my accounts are in good standing as you can see on my credit report. Thank you
What is your job at U-haul?	I am a traffic control manager for the metropolitan area of NYC.
How long do you intend to service (keep active) this loan before payoff?	Within 36 months. Thank You

Member Payment Dependent Notes Series 560504

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560504	$4,400	$4,400	11.49%	1.00%	August 11, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560504. Member loan 560504 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,200 / month
Current employer:	Pueblo of Sandia Tribal Gaming Comm.	Debt-to-income ratio:	24.32%
Length of employment:	2 years	Location:	Albuquerque, NM

Home town:
Current & past employers:	Pueblo of Sandia Tribal Gaming Comm.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > Paying off some high-interest revolving debt. Never had a late or missed payment. Working in a nearly recession-proof industry. Borrower added on 08/07/10 > Someone asked about the market value of my home, but I accidentally clicked ignore instead of submit on my answer. According to Zillow, it's $231,500. Current payoff amount on the mortgage is $146,400.

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,705.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Pueblo of Sandia Tribal Gaming Comm.?	Maintaining a $6m CCTV recording and retention system w/1000 cameras & ensuring surveillance compliance with federal and local gaming regulations at a resort/hotel/casino property.

Member Payment Dependent Notes Series 560524

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560524	$7,500	$7,500	7.51%	1.00%	August 16, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560524. Member loan 560524 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,167 / month
Current employer:	Starr Home Health Agency	Debt-to-income ratio:	21.41%
Length of employment:	5 years	Location:	RIO GRANDE CITY, TX

Home town:
Current & past employers:	Starr Home Health Agency
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,208.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Starr Home Health Agency?	Type your answer here. I work in the Billing Department as a Billing Clerk. We bill to the state for provider services for the elderly and disabled.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Type your answer here. Bank of America VISA - I would like to make a down payment for $5,000. Balance is about $9,600. Khol's Credit Card - Pay off balance of $881.87. The difference would be used for utility bills, back to school shopping and for a dental treatment procedure pending for myself.
What is the current rate and amount owed on the debt you wish to consolidate?	Khol's --21.90% $ 886.00 Bank Of America VISA - 23.50% $5000.00

Member Payment Dependent Notes Series 560526

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560526	$4,000	$4,000	13.61%	1.00%	August 11, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560526. Member loan 560526 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Siemens Enrgy Inc	Debt-to-income ratio:	4.10%
Length of employment:	2 years	Location:	CUMMING, GA

Home town:
Current & past employers:	Siemens Enrgy Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > Credit card payoff and $2,000 car purchase (2000 Ford Taurus). Creating a more stable future with a loan at less percentage than credit card. Currently paying $150-$200/month to credit card company which will be reduced to $0-$50/month. Was not responsible with my credit about 10 years ago and have worked very hard to get back into good status and will continue to keep improving. Current open credit (last 5 years) has never been late and I do not miss a payment including rent and utilities. Extremely stable job environment at Siemens Energy Inc. and they have agreed to pay for my higher education starting in 2011.

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,591.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 560546

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560546	$8,000	$8,000	13.61%	1.00%	August 13, 2010	August 20, 2013	August 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560546. Member loan 560546 was requested on August 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,341 / month
Current employer:	Mercury	Debt-to-income ratio:	19.20%
Length of employment:	2 years	Location:	SPRING HILL, FL

Home town:
Current & past employers:	Mercury
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/10 > Attempting to get a loan to assist my mother with resurfacing the roof on her home and getting a tree removed from her yard that is in danger of falling onto her house. She works very hard but has been unable to receive a loan on her own to this point. She is also too proud to accept money directly from me, her son. So I'm trying to get a loan that is backed by myself and my income (which is extremely stable) but so that she can pay it herself without having to get a 30% interest rate from a loan shark. Thank you for helping, this loan will enable her to get the work she desperately needs done and still keep her pride. Borrower added on 08/06/10 > I’m looking to get a loan to help my mother get a new roof for her home and to remove a tree from her yard which is in danger of falling onto her house. My mother works very hard but thus far has been able to get a loan on her own. Additionally she is too proud to accept direct help from me, her son. So I’m looking to secure a loan so she doesn’t feel like I’m giving it to her out of my pocket and it allows her to keep her pride knowing that she’s paying it back. The loan is of course on my credit which is excellent, I have no late or non-payments in my history. I’m also trying to keep my mother from having to use the loan sharks which will charge her 30%+ interest rates. Thank you for helping and be assured this loan will be paid back in full plus interest while helping out someone that wants to do it the right way, is not looking for a handout but simply a helping hand. Borrower added on 08/09/10 > Thanks to everyone that has helped fund this account thus far. A couple of notes to add. To be clear while I’ve worked for the current employer directly for 2 years but I’ve actually worked with the company for 9 years just through another party. My mother actually owns her home outright but cannot find anyone that will do a home equity loan on it because technically it’s considered a single wide trailer, it is in fact not (was expanded twice since 1996) but because the deed says that it is no one will lend her money. Finally I have completely clean credit history, no missed or late payments, no bankruptcy, etc – in fact the only reason my credit score isn’t A++ is that last year Bank of America pulled all my lines of credit during the credit crunch, this made it appear as if I suddenly maxed out of credit which is not the case. They closed all my open lines of credit and cut my credit limits on my other accounts to just above what I owed, so overnight I went from about 38% usage of credit to 91% usage of credit. Apparently this is not uncommon, BOA did this to a lot of people last year without any cause – and to make it even better they then used the high usage of credit as justification to raise my interest rates (from 9% to 18% in one case). My point in explaining this is that apparently this happened to many more people than myself which has forced us to find alternative routes for borrowing money. Hopefully this additional information helps answer any outstanding questions. Thank you again.

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,757.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 560659

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560659	$18,000	$18,000	16.32%	1.00%	August 16, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560659. Member loan 560659 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	STV Incorporated	Debt-to-income ratio:	8.02%
Length of employment:	3 years	Location:	Staten Island, NY

Home town:
Current & past employers:	STV Incorporated
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > Needed to consoliate credit card debt and pay off balance quickly. Borrower added on 08/10/10 > I plan to use the loan to consolidate high interest credit card debt and pay down student loans. I have a good credit score and have never been late on a payment. I plan on making at least one extra payment each year to cut down the terms of the loan. I have ample room in my monthly budget to cover the cost of the repayment plan and have a steady job well paying job.

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	53
Revolving Credit Balance:	$10,412.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is STV Incorporated and what do you do there?	STV is a leading, award-winning professional firm offering engineering, architectural, planning, environmental and construction management services. We consistently rank among the country's top 25 firms in education, highways, bridges, rail and mass transit. Throughout the United States, STV???s 1,700 professional, technical and support personnel offer services to a broad and ever-expanding client base. We provide planning, environmental, design, program and construction management, and specialty services for the transportation, design-build, institutional and commercial building, advanced technology, industrial and defense markets. I work with the Construction Management Division in NYC as a Project Engineer.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	1) "See Above" 2) cc#1 - $920.00@17.24%=$32.00/mo cc#2 - $4436.48@19.99%=$160.63/mo cc#3 - $2940.54@26.24%=$119.00/mo cc#4 - $5586.01@24.99%=$220.00/mo cc#5 - 550.00@29.99%=$50.00/mo $35,000 owed in student loans = $180.00/mo 3) Rent = $800.00/mo Phone = $107.35/mo 4) I have a few thousand in savings that I will be able to use as funding. Also, I have family assistance if needed.

Member Payment Dependent Notes Series 560674

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560674	$1,000	$1,000	11.86%	1.00%	August 16, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560674. Member loan 560674 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	L A County agricultual comissner	Debt-to-income ratio:	11.00%
Length of employment:	5 years	Location:	west covina, CA

Home town:
Current & past employers:	L A County agricultual comissner
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	23
Revolving Credit Balance:	$832.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. Im in the exotic pest detection unit. I trap exotic insecects, Such as med/ordiment/mellon/mexican fruit flies in a dectection program. Also we are the first line in dectection of any pest coming into california.
What is your job at "L A County agricultual comissner" and what do you do in your role there?	I work in the exotic insect detection unit. I set out trap's to dectect such insect as the Med/mellonAnd mexican fruit flies. We are the first line in preventing infestation of the county.

Member Payment Dependent Notes Series 560680

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560680	$8,000	$8,000	13.61%	1.00%	August 12, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560680. Member loan 560680 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Sulphur Springs ISD	Debt-to-income ratio:	24.57%
Length of employment:	3 years	Location:	Daingerfield, TX

Home town:
Current & past employers:	Sulphur Springs ISD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > Done with debt and wasting my money on credit cards and always rising interest rates! Have cut and cancelled and now am looking for a way to start over. Please consider me. I am a teacher and have never missed a payment....on anything....ever! Please help me and my family change our lives. Thank you!

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,419.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Thanks for your inquiry! I would be happy to provide you with that information. This loan will be used to fully pay off and consolidate the following credit cards. Best Buy Store Card/$1700/23%APR Buy.com Discover/$1900/13.24%APR WalMart Discover/$945/18%APR Home Depot Credit Store Card/$2600/25%APR CitiBank Card/$500/0%APR (for now) For what it's worth, I am not struggling to make payments on these cards, I'm just horrified at the possibility of having to pay them off over a period of 10 to 20 years. I want to just be through with credit! Thanks again.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello! The market value is 92000. We owe 77,000. Also, I didn't mention this in my desceiption, but my wife also works and provideis an addition 20000 or so annually ro our income.
I am interested to help fund your $8,000 loan. My questions are: [1} What is your current position at Sulphur Springs School District? (Job/What you do.) [2] Transunion Credit Report shows the $5,419 Revolving Credit Balance. (A 51 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.07.2010	Thanks for your inquiries! To answer your 1st question, I am the student newspaper advisor at the school as well as one of the English IV teachers. I am currently paying close to $300 on my credit card at this time (this includes the minimum and additonal payment for each card. I believe lenders should commit their money to my loan because I consider myself a ZERO risk candidate. It's not in me to not fulfill a financial obligation. I am willing to do whatever I have to do to get out of this credit card debt and never return. The thought of paying this balance without this loan keeps me up at night! For me, tackling this debt in three years (which is my term) would mean paying it off considerably early. One of my cards claims with the minimum it would take 20 years to pay off. Although I do not pay just the minimum, this is still very frightening. Therefore, I do not intend of paying off this note early, but rather in the time period requesting (if I am not mistaken, this is better for the investor). Please correct me if I am wrong. If the investors make the same profit, I would be more than willing and able to pay off ASAP. Thanks a million for your questions and support.
Teacher, Received reply; thanks. Investors (lenders) earn interest only during period loan is active. If loan active less than scheduled period we only earn interest during less period, 30-months, 24- months, 18- months, 12-months, etc. Every investors basic goal is borrower who carries (keeps active) loan for entire scheduled period allowed. All L C loans issued have NO prepayment penalty. Some borrowers mistakenly think they do investors a BIG "favor" with an ultra-short life loan; but financial reality is quite the opposite. Lendling Club Management charges borrowers "sliding scale" loan origination fee ($360 for your $8K loan); and charges investors 1 pct loan repayment fee to receive and distribute borrower payments pro rata among numerous participating investors. Example: your $8K loan at 13.61 pct APR repaid in full in two-months results in $8,181.47 total repayment minus $8,000 principal ='s $181.47 gross interest minus Managements 1 percent $81.82 t-o-t-a-l loan payment/collection fee ='s $99.65 n-e-t interest distributed to investors. P2P loans are made to borrowers that investors personally do NOT know; typical investment averages approximately $65 per investor. $8,000 loan nornally attracts 125 investors who, for two-months period active loan, ultimately receive $99.65 n-e-t interest or $0.82 C-E-N-T-S per investor. "Been there, done that" applies to my previous participation in ultra-short life loans; personal opinion is ultra-short life loans are not worth time and $ investment risk for mere P-E-N-N-I-E-S interest actually received during the loans ultra-short life span. That's why I ask question how long the borrower intends to service (keep active) the loan before payoff? Any period less than 1 year automatically means that I do not participate in funding that loan. L C Management operates similar to Wall Street stock broker. Broker doesn't care if investor makes a profit or incurs a loss on stocks the investor bought/sold because broker makes their $ commission on both buy and sale transactions. In example I gave L C Management collects $441.42 total income for serving as loan facilitator; investors collect only $99.65 net interest spread among 125 investors. Now you know how it is to be a L C invesrtor (lender). Investors must "pick and choose" their participation loans carefully, otherwise investors are providing essentially FREE services to P2P borrowers. Over and out. Lender 505570 USMC-RETIRED Sunday 08.08.2010	Thanks for the clarification on that. If I receive this loan I will absolutely carry it out full term. Like I said before, three years to me is early compared to 20. I just want the feeling of knowing that I'm getting things "cleaned up.". Thanks again.

Member Payment Dependent Notes Series 560682

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560682	$5,000	$5,000	11.86%	1.00%	August 13, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560682. Member loan 560682 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	bank of america	Debt-to-income ratio:	6.74%
Length of employment:	3 years	Location:	los angeles, CA

Home town:
Current & past employers:	bank of america
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > i want to pay a loan that i have with citi financial they charge me 23.5% and other credit card Borrower added on 08/07/10 > never been late on my payments for the past 5 years+ as it show in my credit report

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,457.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 560773

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560773	$2,400	$2,400	13.98%	1.00%	August 11, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560773. Member loan 560773 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Origo Networks	Debt-to-income ratio:	14.45%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Origo Networks
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,491.00	Public Records On File:	0
Revolving Line Utilization:	67.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 560784

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560784	$15,000	$15,000	17.93%	1.00%	August 16, 2010	August 21, 2015	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560784. Member loan 560784 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,917 / month
Current employer:	Microsoft	Debt-to-income ratio:	19.72%
Length of employment:	2 years	Location:	Redmond, WA

Home town:
Current & past employers:	Microsoft
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > This loan will be used to pay off two high-interest rate (~30% APR) credit cards. I've been maintaining the high balances on these two cards for almost 4 years now and while I haven't been able to pay them off due to large emergency expentitures (medical and legal issues), I've always budgeted to make the minimum payments and have never been late on a payment. I work for Microsoft so my job is very stable, and my income potential is steadily increasing due to increased experience and tenure.

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,254.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $15,000 loan. My questions are: [1} What is your current position with Microsoft? (Job/What you do.) [2] Transunion Credit Report shows the $39,254 Revolving Credit Balance. (A 98 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Sunday 08.07.2010	1) I'm an engineer working on the manufacturing side of the Xbox 360. 2) I have no home equity line of credit, and am currently paying ~$1000 a month on credit card debt, plus $168 a month on an auto loan. As you noted there is ~$40,000 in revolving credit, $15,000 would be covered by this loan, the remaining $25,000 is in a single credit card with a low(er) APR of ~15%. 3) I am VERY comitted to meeting my obligations, as demonstrated by the fact that I've never been late on a payment. The lower APR of this loan would lessen the strain on my finances, which means I will be more capable of meeting the obligations of this loan than I am in my current situation, which shows that this is a low risk proposition for lenders. 4) I think it is relatively likely that I would be able to pay off this loan early, however I want to be cautious about doing so and ensure that I have adequate liquid assets. Early payoff for me is primarily affected by my bonus earnings, which have been good in the past, as well as how my stock options perform as they vest. Since a large portion of my bonus is awarded in stock that vests over a 5 year schedule (and given my 2 year tenure), early payoff would most likely be possible within 3 years. I hope that answers your questions, feel free to ask for any clarification. Thanks for considering my loan!
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	My monthly budget looks something like this: Auto expenses: $400 Utilities: $300 Entertainment: $40 Food: $250 Rent: $1217 Medical expenses: $1000 Credit card payments: $1000 Other than 401k contributions I am currently unable to make an appreciable contribution to any kind of savings, the balance at the end of the month either goes into the highest interest credit card or a small buffer for incidental expenses. I have three credit cards with the following balances/APRs: $25,000 @ 15% $9,000 @ 30% $5,500 @ 20% The primary reason for my debt dependence is financing my college on credit as well as recent medical and legal issues. My plan for reducing my dependence on credit cards and debt in general is to continue working on the budget I described above (with tools such as mint.com) in order to make it more realistic and look for opportunities to trim expenses as well as ways to decrease the interest I'm paying so that I can balance paying my debts and creating a savings. I am the sole wage earner in my household. Thank you for considering my loan and please feel free to ask any clarifying questions!
Thanks for your answers to my last question. I understand that you should not give out sensitive legal and medical information on this forum, but I would like to know before investing that the medical and legal issues you alluded to are behind you or are being resolved favorably. Specifically: - are the medical and legal issues still ongoing? - are there any future costs you could anticipate? - could either or both of these issues arise again in the future? Thanks for helping to shed light on this. Please give any other information that you think may be useful!	Of course. The legal issue is completely resolved at this point and in the past, there's no chance it will return. As for the the medical issues, first of all I should say that they're not life threatening, but they will be on going in that treatment will continue for approximately 2 years. As far as the expense of the treatment it will continue to ramp down over time, the most expensive and intensive treatment is now finished, and thankfully the Microsoft health insurance is very good. The costs you see in the budget I outlined earlier are for the initial, expensive portion of treatment.
Thanks for your answers so far. Why didn't insurance cover the initial portion of the medical treatment? Are you a permanent employee or a contract employee at microsoft?	The initial portion I mentioned is the balance that remained for me to pay. The follow up treatments are at a lower cost and will likely be covered entirely by my insurance. I am a permanent full time employee at Microsoft.
Thanks. I don't quite understand, doesn't Microsoft have an excellent health plan? How large was the share they didn't cover?	I don't have much experience with health insurance or medical issues, but I have been told that Microsoft's health plan is great. All I know is that, at least initially, the entirety of the treatment was not covered. The initial cost to me was ~$1000, and that's why I've budgeted ~$1000 a month for medical expenses for the time being. It's possible that this won't be necessary and I might even be reimbursed for the cost, but I'd rather be prepared. I think that $1000 a month is on the high side, but once again I prefer to err on the side of caution.
Sorry for keeping on this, but Microsoft has the best private health plan in the world, for a large company. How can it be that you had to pay so much? Was it for a one time treatment? I just am trying to figure out how this could happen, it is rare even with much worse health plans.	As I mentioned before, this is the first time I've ever dealt with real medical issues or health insurance. It's possible that I shouldn't have had to pay so much out of pocket, but I really didn't know any better and given the circumstances getting the treatment necessary was my first priority. Perhaps I won't have to pay another cent, or maybe I'll be reimbursed for what I've paid so far, but I just wanted to mention the situation for a bit of history on my need for this loan and for the sake of full disclosure.
I have decided to invest in your loan - and I want to wish you the best of luck! LC is a unique opportunity for people to help people - to me, this is very exciting and rewarding. I tend to loan to people who seem to understand that this is a people helping people thing, and who seem thoughtful about their situation -- such as you. No need to reply unless you wish to, but again - wishing you every success!	Thanks, and I agree 100% with what you said. It's frustrating being someone who, while certainly not always making good decisions with money, has always been very concientious toward my obligations. I just want a chance to pay back everything that I owe (and not a penny less!) at a more reasonable interest rate, and LC gives me the opportunity to do that. Thanks again!

Member Payment Dependent Notes Series 560844

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560844	$15,000	$15,000	17.19%	1.00%	August 16, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560844. Member loan 560844 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Los Angeles Unified School District	Debt-to-income ratio:	11.57%
Length of employment:	10+ years	Location:	San Pedro, CA

Home town:
Current & past employers:	Los Angeles Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > I plan to use the funds to consolidate my credit card debt. The interest rates on my credit cards, except one, are all higher than the 17.19% interest rate that LendingClub offers. I have been an elementary school teacher for 11 years, 10 with Los Angeles Unified School District. I am very good at my job, and am well respected by my colleagues. My job is very secure. Teachers in my district get salary raises due to years of service and continued education. The majority of my credit card debt was incurred paying for those classes. My interest rates were lower and I didn't foresee the increase then. My monthly net income is about $4000 per month. My monthly budget (rent, utilities, food, gas, and insurance) is less than $1900. I have always paid all my debts. With a lower interest rate I can pay off my debt much faster, I plan on paying it back in less than two years. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,966.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $15,000 loan. My questions are: [1} How long have you worked for L A Unified School District? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $17,965 Revolving Credit Balance. (A 91 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible", or similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Sunday 08.08.2010	I have been an elementary school teacher for 11 years. I have worked for Los Angeles Unified School District for 10 years and have been at my current school for 9. I teach all areas of curriculum to 5th grade students.The debt I wish to consolidate is credit card debt. I have no Home Equity Line of Credit. The APR that LendingClub offers is less than the APR on all but one of my credit cards. Thus the loan I seek is for those credit cards with a higher APR. Teachers in my school district recieve higher pay for increasing their education. A large portion of my credit card debt was paying for those graduate level classes. My credit card interest rates used to be lower and I didn't forsee the increase that has since happened. I currently pay over $1000 per month on my credit cards. With a lower interest rate I can pay off my debt much faster. I'm excellent at paying on time. I have always paid all my debts. A loan from your organization with a lower interest rate would allow me to pay off my debt early, I believe in 2 years or less. My goal is to get rid of my debt, increase my credit rating , and finally be able to afford a house. Thank you for your consideration.

Member Payment Dependent Notes Series 560857

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560857	$6,000	$6,000	11.12%	1.00%	August 11, 2010	August 21, 2015	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560857. Member loan 560857 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	affinia dumont	Debt-to-income ratio:	4.62%
Length of employment:	10+ years	Location:	far rockaway, NY

Home town:
Current & past employers:	affinia dumont
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > i have none Borrower added on 08/07/10 > nice loan Borrower added on 08/08/10 > i work at the affinia dumont hotel for 19yr Borrower added on 08/08/10 > i have excellent credit Borrower added on 08/08/10 > i always pay my bills Borrower added on 08/10/10 > investors thank you for your trust. Borrower added on 08/10/10 > thank you again investors

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,310.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 560881

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560881	$3,000	$3,000	15.58%	1.00%	August 11, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560881. Member loan 560881 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	1.17%
Length of employment:	< 1 year	Location:	Pottstown, PA

Home town:
Current & past employers:	Allstate Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/07/10 > Recent college graduate starting salaried position with Allstate Insurance, consolidating debt accumulated in college. Thank you! Borrower added on 08/08/10 > Salary of $35,004/year; plus company pays for living expenses (travel, lodging, food) at least ten days out of every two weeks - hence very minimal living expenses and very quick repayment of loans!

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$814.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Hi, thank you for your interest. 1/2: My mother holds the deed to the house, I pay no rent. 3. No, as I do not own the home. 4. The home is evaluated at $243,000 5. About three years.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Hi, and thank you again for your interest. I am consolidating: 1) $750 loan from parents 2) $1500 loan from friends of the family 3) About $800 from a Wells Fargo credit card, accumulating interest at 21.49% APY. Sorry, I do not know what my revolving credit balance is, thus I cannot answer the second part of your question without further information. If you will provide further clarification, I will answer to the best of my ability. Thank you.

Member Payment Dependent Notes Series 560890

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560890	$20,000	$20,000	15.21%	1.00%	August 16, 2010	August 21, 2013	August 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560890. Member loan 560890 was requested on August 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	c.r. laurence co	Debt-to-income ratio:	15.81%
Length of employment:	10+ years	Location:	pennsauken, NJ

Home town:
Current & past employers:	c.r. laurence co
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	54	Months Since Last Delinquency:	11
Revolving Credit Balance:	$19,893.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report reflects 1 creditor payment delinquency within past 24-months; most recent delinquency was 11 months ago. Explanation is? FYI: Lending Clubs provides lenders highly condensed borrower Transunion Credit Report that provides total Delinquent Payments but not individual delinquencies. Lenders cannot determine identity referenced delinquencies. Go to www.annualcreditreport.com website. There yearly, you can obtain FREE copies of your complete Equifax, Experian and Transunion Credit Reports. After obtaining, and reviewing, your Transunion Credit Report, only then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Sunday 08.08.2010	The first incident was due to a lcak of communication regarding payments made via direct debit from checking account. the second incident occured while I was out of town on a business trip and a bill was misplaced.
I am interested to help fund your $20,000XX,000 loan. My questions are: [1} Brief description your employer C R Laurence? A-N-D How long have you worked there? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $19,893 Revolving Credit Balance. (A 50 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Sunday 08.08.2010	Type your answer here. I am the branch manager for a wholesale distributor to the glazing industry. I have worked for the company for 13 years. No home equity line of credit. I intend to payoff in a year. This is intended to help me start saving for my daughters college fund who is three.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Type your answer here. no, my wife is a stay at home mom.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 234,000 house is worth 245,000
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Type your answer here. I understand the commitment that you have made and will have no problem making my payments on time. Thanks for the honesty and I appreciate your assistance with my loan.
Forgive me, but just so I (we) understand, you've listed this loan request as a "debt consolidation" but you've mentioned you're using the money to "help [you] start saving for [your] daughters college fund who is three." What precisely do you intend to do with this money? Borrowing to create savings makes very little sense...APR on loan far surpasses APY on funds deposited into any interest bearing account. In other words you'll lose more money borrowing than if you simply deposited the equivalent monthly loan payment into an interest bearing account each month. Thanks in advance for your forthrightness.	Type your answer here. You are right, let me clarify. I am using the money to pay off my credit cards. The money that I am paying on all of the different interest rates is what I would be saving. This would allow me to pay towards the loan that I am pursuing as well as allow me to save more money for college.

Member Payment Dependent Notes Series 560923

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560923	$6,000	$6,000	13.61%	1.00%	August 11, 2010	August 22, 2013	August 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560923. Member loan 560923 was requested on August 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	bricco	Debt-to-income ratio:	10.23%
Length of employment:	6 years	Location:	WEST HARTFORD, CT

Home town:
Current & past employers:	bricco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/08/10 > im using this loan to finish paying off my 3 credit card faster into 1 payment, i like to consolidate my 3 credit cards...every paycheck i get , is never enough for me to save..trying to pay off my credit cards..i really want to get rid of these payments. quick as possible may be less then 3 year and still save extra money from my high interest rate. Borrower added on 08/09/10 > i have been paying minium balance from $80 to $100. it doesnt go no where and my balance still stay the same over and over..i have already waste my interest charge to $488.00 for this year. i know credit cards are addictive when you dont have cash on you. but i learn my lessons. After i finish receiveing my funds, i promise i cut all my cards. I promise i'll pay back quicker than 3 years Borrower added on 08/09/10 > i work in a steady job. i work in a resturaunt, the only things i have is my 3 credit cards to pay off.. my monthly income is about $2,000 and thats not enough for me to finish my payments. im never late on payments. All i want is put these 3 cards to one lower payments. and make it easy for me to save for my future. rigth now my interest rate is about 23% on 3 cards Borrower added on 08/10/10 > thank you for contributing to loan.

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,202.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, can you enter a loan description?	breaking down 3 credit card and put it in 1.. my interest rate is high.

Member Payment Dependent Notes Series 560949

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560949	$11,200	$11,200	11.12%	1.00%	August 17, 2010	August 24, 2015	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560949. Member loan 560949 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,916 / month
Current employer:	City of Newburgh	Debt-to-income ratio:	15.07%
Length of employment:	8 years	Location:	Wallkill, NY

Home town:
Current & past employers:	City of Newburgh
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,172.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Newburgh?	Type your answer here. Recycling
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	wow ..this is getting out of hand. What % are you investing??All the deals are getting away / I can't even shop till you all invest your $100.00 a piece... My credit score is over 800..more like 850...going to the local credit union ...they will hand me a check and the rate will be about 5%
why do you need this loan for a car if you can get a better rate with credit union lending?	I got to this site by mistake. Searching for a certain make, model and color combo that seats 7 (grandchildren keep popping up) since Oct. 2009..found it on E-Bay 6am this past Sunday...clicked on a link and thought I was getting a car loan but.......now the car is GONE so... I figure I will get this loan, have cash to bargin with, and refinance with the credit union.
If you are going to refinance with the credit union, then why pay the fee to Lending Club for taking out a loan?	to be able to have the "cash in hand" to do a deal...I am looking for a specific year, make, model and color scheme. The bargining power of cash should offset alot of the fee, and getting exactly what I want will make it worth it. Thanks for asking
I'd recommend going to www.fightingchance.com to learn how to purchase a vehicle cheaper and more effectively. You'll also learn if vehicle you want is worth purchasing (i.e what is it's residule value compared to similar makes and models).	Thank you for that advice...I will look into it
"wow ..this is getting out of hand. What % are you investing?" Nothing like an arrogant, ungrateful borrower. Good luck, I will not be funding your loan.	Don't take that statement to heart...I felt threatened by the request for such personal information...I'm sure 99.99% of the members here are good honest people, actually looking to invest. I should have maybe answered that 3 part question as low, none, and median.. I am so afraid of identity theft and those type of questions could very well be someone "phishing".. And to the point of my credit score..I just checked again and the SCORE (used by the big 3) is 834. If you are talking FICO...I do not know that number...I get my "credit score" free with my monthly monitoring service. Hope this helps..Thanks

Member Payment Dependent Notes Series 560965

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560965	$6,000	$6,000	11.12%	1.00%	August 11, 2010	August 22, 2013	August 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560965. Member loan 560965 was requested on August 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,640 / month
Current employer:	Kraftube	Debt-to-income ratio:	11.02%
Length of employment:	6 years	Location:	mt.pleasant, MI

Home town:
Current & past employers:	Kraftube
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/08/10 > to pay off a personal loan, to payoff lawyar fees, and to fix up my truck and get a car.. Borrower added on 08/08/10 > had my truck break down had to put 1300 in it. my ex toke me to court for child custody. so i had lawyars fees. and i had to pick what to pay i need to the truck for work and my kids are number one i wasnt going to let her take them to another state. i knew it would hurt my credit. but i knew my house payment would be late but i knew i wouldnt lose it.but she got to move to a different school district so in order to see them 50-50 i had to move to that school district. So now i rent and sold my house on land contract.

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	3
Revolving Credit Balance:	$4,293.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Kraftube and what do you do there?	we mostly build components for air conditionars. i build the machines that assembly the parts. and also build dies to make parts.
Transunion Credit Report reflects 1 creditor payment delinquency within past 24-months; most recent delinquency was 03 months ago. Explanation is? FYI: Lending Clubs provides lenders highly condensed borrower Transunion Credit Report that provides total Delinquent Payments but not individual delinquencies. Lenders cannot determine identity referenced delinquencies. Go to www.annualcreditreport.com website. There yearly, you can obtain FREE copies of your complete Equifax, Experian and Transunion Credit Reports. After obtaining, and reviewing, your Transunion Credit Report, only then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Saturday 08.07.2010	My truck broke down had to put 1300 in it so i can go back and forth to work.then my ex to me to court for child custody so i had lawyar fees. She wanted to move out of state she didnt get that then toke me again to move to a different school district. She won that so i sold my house on land contract and i rent now so i can be in the same school district and get them 50-50...

Member Payment Dependent Notes Series 560971

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560971	$9,000	$9,000	13.61%	1.00%	August 11, 2010	August 22, 2013	August 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560971. Member loan 560971 was requested on August 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,333 / month
Current employer:	Credit Suisse	Debt-to-income ratio:	18.92%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	Credit Suisse
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,004.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Credit Suisse and what do you do there for $20,333/ month?	Credit Suisse is a global investment bank, and I work as an analyst for investment banking.
With your monthly salary, why do you need a $9000 loan? How do you plan on using the money.	The loan is specifically for repayment of a credit card which is charging 29.9% APR. I'd prefer not to change the way my monthly salary is currently allocated, plus I like the concept of LendingClub (using peer-to-peer to secure lower interest rates than credit cards with repayment in 36 months).

Member Payment Dependent Notes Series 560993

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560993	$10,000	$10,000	7.88%	1.00%	August 12, 2010	August 22, 2013	August 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560993. Member loan 560993 was requested on August 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	BDO USA, LLP	Debt-to-income ratio:	2.12%
Length of employment:	3 years	Location:	Jenison, MI

Home town:
Current & past employers:	BDO USA, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/08/10 > I plan to use the funds to purchase a used car. I plan to repay the money in 4 to 5 months time and don't want to lien on the title for such a short lending period. I have $2500 a month income above my expenses that will be used to repay this loan.

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at BDO USA, LLP?	Software Engineer, Level 3
Just out of curiosity why don't you just save for a few months and pay cash for the vehicle so it will save you interest? thanks.	That was my plan originally, but my wifes car's engine just died. I have a choice of paying more than the car is worth to fix it or buy another vehicle. I've been aggressively paying off school loans and had not yet built up enough cash for a car.

Member Payment Dependent Notes Series 561083

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561083	$6,000	$6,000	11.86%	1.00%	August 11, 2010	August 22, 2013	August 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561083. Member loan 561083 was requested on August 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Andrews Federal Credit Union	Debt-to-income ratio:	16.87%
Length of employment:	2 years	Location:	forestville, MD

Home town:
Current & past employers:	Andrews Federal Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,803.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 561154

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561154	$10,000	$10,000	11.86%	1.00%	August 16, 2010	August 24, 2015	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561154. Member loan 561154 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Beaufort Board of Education	Debt-to-income ratio:	13.02%
Length of employment:	10+ years	Location:	Guyton , GA

Home town:
Current & past employers:	Beaufort Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,716.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position with the Beaufort Board of Education and what do you do in your role there?	I am the Head of School. I am over Health Professions at Beaufort County High School.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Credit cards and student loan all that carry high APRs, these will be paid off
I am interested to help fund your $25,000 loan. My questions are: [1} Transunion Credit Report shows the $9,716 Revolving Credit Balance. (a 71 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [2] $25,000 loan; ~ $10,000 is Revolving Credit Balance; ~ $15,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for THREE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.10.2010	There are 3 cards that I would like to consolidate. 2 Bank of America 10,000.00, 5,000.00 Heilzberg Diamond Card - 6,000.00 These are cards that I have with my wife. We are planning on paying these off in 3 years.... but need the 5 year plan in case of emergencies. Thanks for the Help!
Could you verify your income with LendingClub? It would help give lenders additional comfort in your ability to repay the loan. Thank you!	78,000
Hi, I see where LC changed your loan from 25k to 10K. Do you still want the loan? If so, I will invest. Thanks, Ron	yes. thanks

Member Payment Dependent Notes Series 561168

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561168	$20,000	$20,000	14.35%	1.00%	August 17, 2010	August 22, 2013	August 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561168. Member loan 561168 was requested on August 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Perkin Elmer	Debt-to-income ratio:	9.77%
Length of employment:	3 years	Location:	Randolph, MA

Home town:
Current & past employers:	Perkin Elmer
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/12/10 > The wedding will be in New Port, RI we are planning on having 125 guests.

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	14
Revolving Credit Balance:	$16,810.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund this loan, but have a few questions: 1. What do you do at Perkin Elmer? 2. Does your future spouse have a job? 3. Your credit report shows $16,800 in revolving credit. What is the breakdown of that?	I am a Network Administrator Level 2 with PerkinElmer, my future spouse has a job as court reporter and she also runs a reiki healing center in Hanover, ma. the 16,800 is credit card debt is from paying for college classes, I refuse to take out loans with companies that provide school loans and with the amount of money I make I was not eligible for the government loans thru Fafsa
Your credit report shows one deliquency about 14 months ago. Do you know what that is about?	I had automatic bill pay setup for my Bank Of America Credit Card and Amex card that was linked to a checking account. Well I lost the debt card and someone found it and used it so I closed the checking account and I forgot to reconfigure the automatic bill pay for the two cards.So for two months the bills where not payed, once I found out I payed of the Amex card and they closed the account.
Please provide numbers for your fixed obligations each month, for example: rent, utilities, insurance, payments on your credit cards, food, etc etc. thanks.	Insurance $119.00 Cell Phone 180 half gets payed reimbursed thru my work. Cable & internet $150 work pay's for internet 60 Electric $120 Food $400 Rent $400 Credit Card $450 Gas $200 half gets payed reimbursed thru my work

Member Payment Dependent Notes Series 561175

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561175	$3,600	$3,600	11.12%	1.00%	August 12, 2010	August 24, 2015	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561175. Member loan 561175 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,668 / month
Current employer:	Millwright local 1263	Debt-to-income ratio:	9.21%
Length of employment:	5 years	Location:	dallas, GA

Home town:
Current & past employers:	Millwright local 1263
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/11/10 > loan is to partially pay for a motorcycle. I am always on time with payments and have a credit score of 784. Borrower added on 08/11/10 > Between my wife and myself we have $2175 paid out each month for vehicles and mortgage. My current debt to income ratio is 94%(inc.) to 6%(debt).

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	42
Revolving Credit Balance:	$1,001.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Millwright local 1263 and what do you do there?	Type your answer here Millwright local 1263 is a Millwright union hall that we usually get our contracted work through. I am a journeyman millwright. We work on many things from power plant turbines to conveyor systems. Much of the work includes fabricating, welding and precision installations and alignments. I have been with the hall for about five years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here the mortgage balance is 217,000.00. The last appraised value was 156,000. My wife and I do not have any home equity lines of credit on our house.

Member Payment Dependent Notes Series 561179

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561179	$12,000	$12,000	15.21%	1.00%	August 11, 2010	August 22, 2015	August 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561179. Member loan 561179 was requested on August 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,103 / month
Current employer:	Village of Glendale Heights	Debt-to-income ratio:	6.49%
Length of employment:	7 years	Location:	Glendale Heights, IL

Home town:
Current & past employers:	Village of Glendale Heights
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	73
Revolving Credit Balance:	$6,509.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $12,000 loan. My questions are: [1} How long have you worked for Village of Glendale? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $6,509 Revolving Credit Balance. (A 90 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] $12,000 loan; ~ $6,500 is Revolving Credit Balance; ~ $5,500 is the extra cash that you will receive (less loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible", or similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.09.2010	I have worked for the Village of Glendale Heights for over 7 years. I am an Administrative Secretary for the Parks, Recreation & Facilities Department. I am borrowing money to pay the following: Capital One (approx. $3,300), Barclays Bank (approx $2100.00) and HSBS (approx. $4,600.00). Making minimum payments to these creditors is $300.00 per month. I would like to pay this loan off in less than 5 years but I don't want to committ myself to a high payment. I know I can handle the payment of $286.00 a month because that is less than I currently pay a month. Hopefully I have answered all of your questions.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I only have one mortgage loan. I am unsure of what HELOC is.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	I have worked for the Village of Glendale Heights for over 7 years and I am the Administrative Secretary to the Parks, Recreation and Facilities Division. I have broken down my debt on an earlier question. As mentioned in an earlier question, the payment of $286.00 fits into my budget because I currently pay more than that a month now. I do have a savings account of a few thousand but I like to keep that there for an emergency that is why I have not used it to pay down my credit cards.

Member Payment Dependent Notes Series 561189

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561189	$9,000	$9,000	7.88%	1.00%	August 12, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561189. Member loan 561189 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,217 / month
Current employer:	Georgia Transmission Corporation	Debt-to-income ratio:	14.76%
Length of employment:	2 years	Location:	DULUTH, GA

Home town:
Current & past employers:	Georgia Transmission Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > The interest on my current credit card is way too high for me to pay it off quickly. I needed a lower interest rate to pay it off.

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,332.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 561192

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561192	$3,250	$3,250	6.39%	1.00%	August 17, 2010	August 22, 2013	August 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561192. Member loan 561192 was requested on August 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Byers' Choice Ltd	Debt-to-income ratio:	14.07%
Length of employment:	10+ years	Location:	Perkasie, PA

Home town:
Current & past employers:	Byers' Choice Ltd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$899.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 561197

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561197	$8,400	$8,400	7.88%	1.00%	August 12, 2010	August 22, 2015	August 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561197. Member loan 561197 was requested on August 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	Data Mail	Debt-to-income ratio:	13.31%
Length of employment:	7 years	Location:	bloomfield, CT

Home town:
Current & past employers:	Data Mail
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/08/10 > Looking to buy a clean Jeep Liberty.

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,149.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you already have the vehicle picked out or are you just getting the funds beforehand?	I do not have the exact vehicle picked out, but I know which vehicle model I want. My old Jeep Cherokee has been great to me and I want to get a Jeep Liberty. I want the funds before so I can make the best deal possible in a reasonable price range.

Member Payment Dependent Notes Series 561248

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561248	$12,000	$12,000	10.38%	1.00%	August 11, 2010	August 22, 2013	August 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561248. Member loan 561248 was requested on August 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	midwest collision center	Debt-to-income ratio:	19.17%
Length of employment:	10+ years	Location:	kalamazoo, MI

Home town:
Current & past employers:	midwest collision center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > I plan to use these funds to pay off high interest credit cards. My credit score is really good, around 745 and I have been at my job now for 12 years.

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	39
Revolving Credit Balance:	$14,063.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The answer to your first questions is 48,000 and no. My house is worth about 142,000.

Member Payment Dependent Notes Series 561254

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561254	$22,000	$22,000	13.23%	1.00%	August 16, 2010	August 22, 2015	August 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561254. Member loan 561254 was requested on August 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Prince William County Schools	Debt-to-income ratio:	5.22%
Length of employment:	6 years	Location:	Manassas, VA

Home town:
Current & past employers:	Prince William County Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/08/10 > My husband and I are using lending club to pay off credit cards with ridiculous rates. One Credit card with a balance of $10,000 with a rate of 23%. A second credit card will be almost paid off with the rest, it has a balance of 13,000 at 15%. I have a very secure job as a tenured teacher in the county public school system. My husband also has a secure job with a non-profit in Washington DC.

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,745.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $22,000 loan. My questions are: [1} What is your current position with Prince William County Schools ? (Job/What you do.) [2] Transunion Credit Report shows the $13,745 Revolving Credit Balance. (A 63 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] $22,XXX loan; ~ $14,000 is Revolving Credit Balance; ~ $8,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible", or similar generic answers, tell participating lenders NOTHING useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.09.2010	1. Teacher, fifth grade 2. To both credit cards that will be paid off with this loan we are paying $600 per month. Trying to pay them off, but we will pay more principle each month this way. 3. A $10,000 balance on my husbands credit card which has the most egregious interest rate of 23% 4. Lenders should consider my loan because as my credit report shows I have never missed a payment. I also have an extremely secure income. You should consider my loan because my husband was a Marine, serving in Quantico for four year, then went to college, and is still proud of his Marine Corps roots. You devil dogs stick together yes? 5. I certainly hope I can pay it off quicker than five years, because paying interest doesn't make sense, no matter who it is to. However, right now, with our budget mapped out, we'll be planning to pay it off in five years. We may supplement payoff with tax returns and such, but unlikely that we can make more than a one year dent in the figure. So four years might be about right. Thanks for the question.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Total balance of mortgage of mortgage loan (no HELOC on our house): $255,000 approx. 2. Zillow has a market value of $329,000 for our home. This is a pretty fair estimate as the home next door just sold for $340,000 two months ago. Thanks for the question

Member Payment Dependent Notes Series 561309

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561309	$8,000	$8,000	13.61%	1.00%	August 11, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561309. Member loan 561309 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Washing Post	Debt-to-income ratio:	11.80%
Length of employment:	7 years	Location:	astoria, NY

Home town:
Current & past employers:	Washing Post
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > Of course I am happy to answer. I actually teach for Kaplan, a subsidiary of the Washington Post, and prepare students for such standarized tests as the SAT, ACT, SHSAT, GRE and GMAT. When I put in my income I lowballed it extremely. I make $52,000 per year from Kaplan but I also make additional money on the side from private tutoring that I couldn't prove so I didn't include it. As to your second question, I haven't been paying as much towards my Revolving Credit Balance lately as I would like because I am trying to save up money to move because I currently live with my ex-girlfriend which is the reason I am here looking for this loan. What I would like is to be able to get this loan to pay off all of my bills so that I have one low monthly payment as well as facilitating my move. I've done the math and $8,000.00 will take care of that. To be more specific to your question, I am paying about twice the minimum payment on all my current bills. For your 3rd question, the reason lendors should commit to me is because while I have had significant debt in the past, I don't have as much now and I have always managed to pay off whatever I owe. I plan to have this paid off in 2 years rather than 3 (maybe 1.5) and this is greatly needed right now. While the funds will mostly be used to pay off a few high interest credit cards, I also plan to use $2,000 to move. While my ex-girlfriend and I get along and this isn't the worst situation, I still live with my ex and need to move on with my life. I don't drink heavily or use drugs nor do I plan to flee the country with 8 grand. I take a debt seriously and will return to my investors a solid rate. I hope this helps and you consider me for funding and even if not, much respect to a retired marine.

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	41
Revolving Credit Balance:	$7,761.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $8,000 loan. My questions are: [1} What is your current position with Washington Post? (Job/What you do.) [2] Transunion Credit Report shows the $7,761 Revolving Credit Balance. (A 45 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.09.2010	Of course I am happy to answer. I actually teach for Kaplan, a subsidiary of the Washington Post, and prepare students for such standarized tests as the SAT, ACT, SHSAT, GRE and GMAT. When I put in my income I lowballed it extremely. I make $52,000 per year from Kaplan but I also make additional money on the side from private tutoring that I couldn't prove so I didn't include it. As to your second question, I haven't been paying as much towards my Revolving Credit Balance lately as I would like because I am trying to save up money to move because I currently live with my ex-girlfriend which is the reason I am here looking for this loan. What I would like is to be able to get this loan to pay off all of my bills so that I have one low monthly payment as well as facilitating my move. I've done the math and $8,000.00 will take care of that. To be more specific to your question, I am paying about twice the minimum payment on all my current bills. For your 3rd question, the reason lendors should commit to me is because while I have had significant debt in the past, I don't have as much now and I have always managed to pay off whatever I owe. I plan to have this paid off in 2 years rather than 3 (maybe 1.5) and this is greatly needed right now. While the funds will mostly be used to pay off a few high interest credit cards, I also plan to use $2,000 to move. While my ex-girlfriend and I get along and this isn't the worst situation, I still live with my ex and need to move on with my life. I don't drink heavily or use drugs nor do I plan to flee the country with 8 grand. I take a debt seriously and will return to my investors a solid rate. I hope this helps and you consider me for funding and even if not, much respect to a retired marine.

Member Payment Dependent Notes Series 561337

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561337	$2,650	$2,650	13.23%	1.00%	August 11, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561337. Member loan 561337 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Pep Boys Auto	Debt-to-income ratio:	5.61%
Length of employment:	6 years	Location:	Irmo, SC

Home town:
Current & past employers:	Pep Boys Auto
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > Purchasing my off lease company vehicle Borrower added on 08/09/10 > I am an Area Operations Director for Pep Boys, I am responsible for approximately 60 Mil in annual sales and 250 employees. Borrower added on 08/09/10 > I would like to add my latest experian score is 738 rated excellent.

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,530.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Pep Boys Auto?	Area Director
You have a fairly large Revolving Credit Balance= $40,530.00. Is this only credit cards or does it include a HELOC? What are yoru montly payments towards these debts? With your income, I am a little surprised that you need a $2,650 loan? What are your take home pay and monthly expenses? Do you have any savings? Thank you.	The car I have came off lease between bonus periods and I have a property for sale out of state that just went up for rent, but won't have revenue on it till months end. Due to timing I need to secure a loan but I am not expecting to take it to term. The revolving debt is mostly a 2nd mortgage that helped me in my move 18 months ago. I have about 15K in 401K but do not want to take a loan against it as I cannot contribute while a loan is out on it.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total Mortgage Balance is 238546 + 38012 on 2nd. Total property value owned is $307000 for that loan. Other property owned is valued at $325000. I don't know what HELOC is but I don't own anything else.

Member Payment Dependent Notes Series 561347

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561347	$16,000	$16,000	11.12%	1.00%	August 13, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561347. Member loan 561347 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Intrepid Capital Management, Inc.	Debt-to-income ratio:	2.04%
Length of employment:	5 years	Location:	New York, NY

Home town:
Current & past employers:	Intrepid Capital Management, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > These funds will go towards the payments for my upcoming wedding. I do not wish to sell stocks in my personal account to fund the wedding as I plan on holding all stocks long term.

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	31
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Intrepid Capital Management, Inc. and what do you do there?	It is a hedge fund. I am the controller.
Hello and congratulations on your engagement. I am interested in funding your loan. Can you please explain the delinquency from 31 months ago? Also, do you plan on paying this loan back substantially earlier than the 36-month period? Thank you!	The delinquency from 31 months ago deals with fraudulent charges to one of my credit cards. I was told by the fraud department to not pay the bill that month as they were reversing all charges. They eventually reversed all charges but a month too late. About 3 months ago in anticipation of requesting this loan I checked my credit, saw the flag, and then called the cc company. They assured me they would take care of it if I wrote a letter. It appears that either they are still processing it or the letter fell through the cracks. I never miss cc payments and have very little outstanding debt at any given time. I do not have a set plan for paying back the loan early but there is a decent chance.

Member Payment Dependent Notes Series 561374

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561374	$5,000	$5,000	7.14%	1.00%	August 13, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561374. Member loan 561374 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Duane Reade	Debt-to-income ratio:	4.34%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Duane Reade
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,408.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Duane Reade and what do you do there?	Duane Reade is a chain of drug and convenience stores, primarily located in New York City, known for its high volume small store layouts in densely populated Manhattan locations. I am a sales associate and cashier.
Thank you for your prompt response. Where did you work prior to Duane Reade?	I was a student at a state college in NY for four years, where I graduated with a bachelor of arts degree. I have been working in commission sales in retail for the past 3 years while attending school; between Circuit City and most recently at Sears. I worked in television and home theater sales.

Member Payment Dependent Notes Series 561379

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561379	$8,000	$8,000	7.88%	1.00%	August 11, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561379. Member loan 561379 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Miami-Dade County Risk Management	Debt-to-income ratio:	9.69%
Length of employment:	6 years	Location:	Miami, FL

Home town:
Current & past employers:	Miami-Dade County Risk Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,279.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 561392

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561392	$4,000	$4,000	15.21%	1.00%	August 11, 2010	August 23, 2015	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561392. Member loan 561392 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Allegheny Podiatry Assoc	Debt-to-income ratio:	14.50%
Length of employment:	10+ years	Location:	Bethel Park, PA

Home town:
Current & past employers:	Allegheny Podiatry Assoc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > Hi! I just refinanced my mortgage from 9.5% to 5%. Now I want to clean up a high interest loan I had to take out last year when my husband had to have a liver transplant. He is doing great! I have been in the same position for over 15 years. I have increased my credit rating over 40 points in the past year due to hard work and diligence with my credit accounts. Thank-you!

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,464.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Allegheny Podiatry Assoc?	I am a surgical technologist....working as a doctor's assistant.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We do not have a HELOC. Our house is appraised at $130,000, mortgage balance is $115,200. Thank-you for your interest in financing our loan. As you can see, even with my husband having a liver transplant and a 9.5% mortgage I never was late on a payment. Our new mortgage is 5%. Lisa

Member Payment Dependent Notes Series 561435

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561435	$5,000	$5,000	11.49%	1.00%	August 11, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561435. Member loan 561435 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Vis-Home	Debt-to-income ratio:	10.20%
Length of employment:	< 1 year	Location:	ANN ARBOR, MI

Home town:
Current & past employers:	Vis-Home
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,489.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Vis-Home, what do you do there, and where did you work prior to that?	It is a website, I upload pictures and floor plans of houses that go up for sale. I worked for a company called Chelsea rhone, llc prior to vis-home, we wrote liability insurance for nursing homes. I did web maintenance and new business leads for them.

Member Payment Dependent Notes Series 561453

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561453	$4,000	$4,000	11.12%	1.00%	August 13, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561453. Member loan 561453 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	The Kroger Co.	Debt-to-income ratio:	13.40%
Length of employment:	6 years	Location:	PORTLAND, OR

Home town:
Current & past employers:	The Kroger Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	33
Revolving Credit Balance:	$4,041.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. can you explain your delinquency from 33 months ago? what was it for, for how much, and why did it happen? 2. you applied for credit 1x in the last 6 months. were you approved or denied? if approved, how much did you borrow and how much can you borrow? if denied, why?	1. The delinquency was a result from an annual fee from a credit card. I was dumb and young, and I did not realize it was a bill, and thought it was junk mail. I think the annual fee was around $30-$45 so as soon as I received the follow up bill, it was paid. 2. I applied for a credit card to consolidate this debt I currently owe. I wanted to see if I could transfer my balances with zero APR. Unfortunately, I was denied.
What is your job at The Kroger Co.?	Account Coordinator

Member Payment Dependent Notes Series 561481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561481	$8,000	$8,000	14.72%	1.00%	August 13, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561481. Member loan 561481 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	AC 3	Debt-to-income ratio:	17.90%
Length of employment:	8 years	Location:	BENICIA , CA

Home town:
Current & past employers:	AC 3
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,633.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	1 crane inspection company..2ge money $1014.22@.24.46%=$50.00,dell $1367.15@22.24%=$45.00, bestbuy $283.94@24.99%=$25.00,finger hut$529.68@24.90%=40.00,citi$1849.04@19.99%=$45.00 conejo memorial $1250@23.99%=$50.00,bill me later$289@23.99%=$30.00.rent$895,ins$72.80,att$35.00, car$ 408 45pge $50.00,food$400.00 hsbc$75.00,merrick bank $75.00 student loan $62.00

Member Payment Dependent Notes Series 561487

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561487	$8,400	$8,400	16.45%	1.00%	August 16, 2010	August 23, 2015	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561487. Member loan 561487 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	Forester Properties, Inc.	Debt-to-income ratio:	19.88%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Forester Properties, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,699.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I would like to pay off multiple bills/credit cards so that I have one set payment for this loan rather than multiple payments for this bill and that bill. My plan is to eliminate the use of credit cards altogether!
What are the current rates and amount owed on the debt you wish to consolidate?	The lowest rate is 19% with the highest rate being as high as 29.99%. The total debit owed that I wish to consolidate comes to approximtely $5601.00.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	Currently I live with my parents and pay no rent, which is why I should make my ultimate goal to eliminate all debt prior to me moving out and getting my own place. The APR currently range from 16.9% to as high as 29.9% ... the whole point of this loan is to consolidate my debt into one low monthly payment ... ultimately paying off the loan way before the term ends. Currently with the budget I have constructed, my goal is to save at the very least $500 to $1000 a month. The note on this loan is only $200 compared to my spending $300 here and $400 here to try an pay off my cards. In the end I want to be dependent on cash, not on credit! PERIOD! Credit cards are the devil I have decided. If that sums it up enough for you! :-) Hope that answers all your questions!
You requested 8400 but you stated your debt was 5600. What do you plan to do with the extra money?	I am going to place the extra in a interest earning savings as leverage. The ultimate goal is to, no matter what, pay off this loan no later than 9/2011. My personal goal is to pay off all debt period! Including this one!

Member Payment Dependent Notes Series 561530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561530	$6,375	$6,375	7.51%	1.00%	August 11, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561530. Member loan 561530 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Freelance Enterprises	Debt-to-income ratio:	24.41%
Length of employment:	6 years	Location:	Westminster, CO

Home town:
Current & past employers:	Freelance Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > Loan is to help pay back what I owe for windows that I have been paying on for 5 1/2 years at 26.99% intrest! I have only managed to pay $1000 of the bill because of the intrest they charge me every month. Weight loss bill they are charging me 29.99% intrest so it's the same story.

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,655.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. Are your Windows/weight loss loans included in the $9655 revolving credit balance? 2. What do you pay for your monthly mortgage? How much do you owe and how much is the house worth? 3. Any other major monthly expenses? 4. What do you do at freelance enterprises?	Yes it is included in the revolving credit. I finance my house, bought it 5 1/2 years ago. First time buyer and I thought it would be great for the windows to be new. I should have been a better buyer and looked at the rates better. I have been paying for 5 years. My mortgage is 1200/month. My parents actually live with me and split that cost. I owe 170k on the house, property values are down and they say it is only worth 140k right now even with a new kitchen, windows, landscaping, shower downstairs and such. I have a car payment monthly and of course just the utilities. I am a computer aided drafter. We are a custom cabinet shop and I draw kitchens and hospitals/office buildings and commercial work.
Thank you for responding so quickly and for your honest answers! How much do you currently pay towards the windows/weight loss bills?	$123/mo for windows and $90/mo for the weight loss.
How long are you planning to stay in this house?	I am hoping for a very long time. I have made so many improvements that it is my house now.

Member Payment Dependent Notes Series 561546

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561546	$8,000	$8,000	14.84%	1.00%	August 11, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561546. Member loan 561546 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Burns & McDonnell	Debt-to-income ratio:	20.21%
Length of employment:	10+ years	Location:	Kansas City, MO

Home town:
Current & past employers:	Burns & McDonnell
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,718.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $8,000 loan. My questions are: [1} Brief description your employer Burns and McDonnell? A-N-D How long have you worked there? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $43,718 Revolving Credit Balance. (94 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.09.2010	1. Employer is a 100+ year old engineering firm with clients across the globe. In planning, design and construction, the projects which define our success include airports, refineries, power plants, water treatment plants, military bases, and electrical transmission. I have been with the company for about 10 years and am currently employed as a senior application programmer, designing and supporting the front and back end applications of the company. 2. None of the mentioned credit is on a home equity line of credit. I am paying approximately 800.00 total each month on the revolving credit balance. I have a mortgage of 850.00 and zero car payments. 3. Lenders should commit their limited dollars to fund my loan to help me with some discretionary money to take a much needed vaction with my family. I am salaried and work 50+ hours a week. Those who help fund my loan will receive all their monies plus interest in a timely manner. 4. I intend to pay the loan back in full within 6 - 9 months. I receive a decent bonus at the end of each year which will more the cover my requested loan amount. Thank you lender 505570 for your questions and interest in my request and a special thanks for serving our country. I hope these answers help. If you should need any further information, please do not hesitate to ask. I would be more than happy to provide. Thanks again! Richard

Member Payment Dependent Notes Series 561552

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561552	$15,000	$15,000	7.51%	1.00%	August 16, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561552. Member loan 561552 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	San Francisco State University	Debt-to-income ratio:	4.55%
Length of employment:	10+ years	Location:	Daly City, CA

Home town:
Current & past employers:	San Francisco State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > To Whom It May Concern: I plan on using the loan towards my long awaited wedding this year. I am a good borrower because I have excellent credit history and have a full time job with the city of San Francisco. I have been working for the city for 10 years as a permanent employee. Part of my job is to maintain the budget; therefore, I automatically maintain my budget with great care. My job is stable specifically because I am considered permanent. Our home which I don't own is totally paid off. My car is paid off. Thank you for your time. Borrower added on 08/11/10 > Correction, I work in the city of San Francisco as a State worker at a University.

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,089.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. I am not sure I understand what you mean that you do not own your home but it is totally paid off. Do you mean that the title is in your parents' names? Wishing you well.	Title is under my future husband's name.
What is your job with the city of San Francisco?	I work for San Francisco State University as an Office Manager withing a College department. Basically a state job. I have been working for 10 years with permanent status at this campus.
Best wishes on the impending nuptials; I have FOUR questions for you: 1) After the wedding, what will be your combined household income (after income taxes)? 2) Can you provide a list of your household's monthly fixed expenses, things like utilities, insurances, payments on other loans/cards, transportation expenses? 3) What savings or backup resources do you have to pay your fixed expenses, in the event you experience a loss of income? 4) How quickly do you intend to pay back the loan?	1) $70,000 estimation maybe more... 2) Monthly fixed expenses a) One Credit Card $300 a month ($3,000 amount owed because of wedding expenses which hope to pay off with the loan by lending club if given) b) Cable/Internet $155 a month c) Car Insurance (two cars) $520 a month the highest. d) Cell Phones $200 monthly e) Groceries $400 f) Private School/After School Payment for child $650 g) One College Loan $93 (almost done paying) h) Netflix $9.82 I) PGE $200 monthly or less depending on whether J) Land line $40 K) Gas $120 monthly 3) Worst comes to worst we dip into the retirement money that can be used. Two savings accounts small. Co-owner of land (property) this should show up on my credit report. 4) Three years.

Member Payment Dependent Notes Series 561640

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561640	$12,000	$12,000	13.98%	1.00%	August 13, 2010	August 23, 2015	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561640. Member loan 561640 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Hewlett Packard	Debt-to-income ratio:	17.98%
Length of employment:	10+ years	Location:	GRAND PRAIRIE, TX

Home town:
Current & past employers:	Hewlett Packard
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	29
Revolving Credit Balance:	$5,665.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $12,000 loan. My questions are: [1} How long have you worked for HP A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $5,665 Revolving Credit Balance. (A 24pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] $12,000 is loan; ~ $6,000 is Revolving Credit Balance; ~ $6,000 is the extra cash that you will receive (less a loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.10.2010	1. I have been working at HP going on 11 years. My current position is Network Administrator. 2.credit cards:$100.00 a month. Other debt:$1500 a month. 3.$6000 HSBC, $2000 Capital one, $2500 Furniture Loan, $1000 School Loan, $500 small bills. 4.Because I am trying to consolidate all my bills into one small monthly payment. And fully intend on paying the amount back, I do not like to owe, much less borrow money. 5.I do intend on paying the loan off within 2-3 years. No later than 4 years.
1. can you explain your delinquency from 29 months ago? 2. what debts are you consolidating? for each debt, what is the amount owed, interest rate, and required monthly payment?	Type your answer here. 1.Not sure what delinquency I have from 29 months ago. Have yet to get a credit report. 2.$6000 HSBC, $2000 Capital One, $2500 HSBC Furniture Loan, $1000 El Centro College, Shell Gas Card

Member Payment Dependent Notes Series 561655

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561655	$15,000	$15,000	11.86%	1.00%	August 13, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561655. Member loan 561655 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,642 / month
Current employer:	BASF	Debt-to-income ratio:	17.51%
Length of employment:	3 years	Location:	CHESAPEAKE, VA

Home town:
Current & past employers:	BASF
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,983.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the rates and balances of the loans you want to consolidate?	15K is total amount with 19+%

Member Payment Dependent Notes Series 561660

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561660	$15,000	$15,000	16.32%	1.00%	August 13, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561660. Member loan 561660 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	IEM	Debt-to-income ratio:	19.38%
Length of employment:	4 years	Location:	Geismar, LA

Home town:
Current & past employers:	IEM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > I plan to use these funds to consolidate debt and therefore get out of debt faster at a lower interest rate. I pay all my bills on time so I'm a good borrower in that respect. I've been at my current job for 4 years now and they are paying for me to relocate so I'd say that means I'm an asset and have a very stable job!

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,940.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, and thanks for your consideration! 1. Balance on our mortgage is $105,000; Balance on HELOC is $20,000 2. Current market value on home (which is up for sale currently as we are relocating to a different state) $180,000
Please list the amount of each debt and current interest rate you will be paying off with this loan.	$5,245.93 - 19.99% $2,448.10 - 15.0% $1,464.44 - 15.00% $1,075.56 - 14.50% $570.17 - 28.99% $465.84 - 11.24% $1800.00 - 6% $551.00 - 18% $223.75 - 19.99% $193.53 - 19.99% $224.10 - 18.99%
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	1. Mortgage - $955 Car will be paid off with this loan, no other car note ($1800 left to pay on it) Car insurance - $110 Phone - $130 Cable/internet - $133 Childcare - $500 Utilities (electricity, gas, water) - $200 Food - $600 2. I am not the sole wage earner. I am married and my spouse works full time as a Chef.

Member Payment Dependent Notes Series 561711

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561711	$9,250	$9,250	10.75%	1.00%	August 12, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561711. Member loan 561711 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Flowerwood Nursery	Debt-to-income ratio:	22.22%
Length of employment:	8 years	Location:	Donalsonville, GA

Home town:
Current & past employers:	Flowerwood Nursery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > Just need help with some high intrest credit cards that I will pay off and close. I know my credit score is at the line of fair to good.So if you can help me it would be great. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,233.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
hi, what's your job and how exactly are you planning to pay off your CC debt using the loan?	I am a truckdriver for a grower-wholesale plant nursery.Iplan to pay CC debt off and close the accounts with this loan. Thankyou.

Member Payment Dependent Notes Series 561719

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561719	$8,000	$8,000	10.38%	1.00%	August 12, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561719. Member loan 561719 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Livenation Ent.	Debt-to-income ratio:	15.07%
Length of employment:	8 years	Location:	Rosemead, CA

Home town:
Current & past employers:	Livenation Ent.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > I am never late on payments, never had a delinquency, have been at my job for 7.5 years working as a lead database analyst for a fortune 500 company. Looking for a short term loan - may pay off early. Monthly net income: $ $5000+ (take home after taxes) Monthly expenses: $ Housing: $ 600 Insurance: $ 150 Car expenses: $ 230 Utilities: $ 50 Phone, cable, internet: $ 50 Food, entertainment: $ 200 Clothing, household expenses $ 100 Credit cards and other loans: $ 650 Other expenses: $ 150

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,511.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 561734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561734	$6,000	$6,000	14.84%	1.00%	August 13, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561734. Member loan 561734 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	united healthcare	Debt-to-income ratio:	12.87%
Length of employment:	1 year	Location:	frederick, MD

Home town:
Current & past employers:	united healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	51
Revolving Credit Balance:	$4,696.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What debt are you going to be consolidating? Will you be closing the lines? What debt are you not going to be consolidating?	it will be from credit cards so then i can close them and only have 1 payment a month

Member Payment Dependent Notes Series 561828

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561828	$4,000	$4,000	11.49%	1.00%	August 17, 2010	August 23, 2015	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561828. Member loan 561828 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Kelly Paper	Debt-to-income ratio:	15.13%
Length of employment:	8 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Kelly Paper
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,305.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 561842

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561842	$6,000	$6,000	7.51%	1.00%	August 13, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561842. Member loan 561842 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Loomis	Debt-to-income ratio:	21.38%
Length of employment:	6 years	Location:	Houston, TX

Home town:
Current & past employers:	Loomis
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > Plan to stabilize my bank account and prepare for the holiday season.

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,577.00	Public Records On File:	0
Revolving Line Utilization:	19.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Loomis and what do you do there?	Type your answer here I carry money into banks and pick up and deliver money into commercial stops such as wal-mart t-mobile and many others. Ive been on an armored truck for six years.
Hi. What are you planning on buying with this loan? Thanks.	Type your answer here.a lot of our appliances have gotten old and need to be replaced like our kitchen and i have a 1995 chevy pick up that needs some work it is the only vehicle i use to get back and forth to work plus try to prepare for this coming holiday season.

Member Payment Dependent Notes Series 561859

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561859	$1,500	$1,500	18.67%	1.00%	August 11, 2010	August 23, 2015	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561859. Member loan 561859 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Illinois State Police Forensic Services	Debt-to-income ratio:	17.34%
Length of employment:	< 1 year	Location:	Carol Stream, IL

Home town:
Current & past employers:	Illinois State Police Forensic Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,934.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with Illinois State Police Forensic Services and where did you work prior to that?	I'm currently a DNA Analyst with the Illinois State Police. I transferred here in early May from the State of Wisconsin-Department of Justice, where I worked as a DNA Analyst for the Milwaukee Crime Lab for three years. I'm originally from Illinois so I transferred back in order to be closer to family and friends.

Member Payment Dependent Notes Series 561884

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561884	$4,800	$4,800	16.82%	1.00%	August 17, 2010	August 26, 2015	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561884. Member loan 561884 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,008 / month
Current employer:	Tractor Supply Company	Debt-to-income ratio:	14.84%
Length of employment:	8 years	Location:	Alden, NY

Home town:
Current & past employers:	Tractor Supply Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	31
Revolving Credit Balance:	$8,828.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at the Tractor Supply Company?	I am a manager. Been in the position for 8 years.
Are you consolidating debt or buying a home? If debt, then please descibe: Type, balance & APR; if Home, please explain what the money will be used for. Thank you.	This is for consolidating debt. I apologize for my error. This is not for buying a house. I have 3 debts that I want to consolidate. 1. PNC Card - Balance: $1246 APR: 21% 2. Best Buy Card - Balance: $1559 APR: 24% 3. HSBC Card - Balance: $1932 APR: 19%
Hello, Your loan title is "Looking to consolidate debt", but your purpose is "Home buying"--please clarify why you are looking to borrow the 4,800.	This is for consolidating debt. I apologize for my error. This is not for buying a house. I have 3 debts that I want to consolidate. 1. PNC Card - Balance: $1246 APR: 21% 2. Best Buy Card - Balance: $1559 APR: 24% 3. HSBC Card - Balance: $1932 APR: 19%

Member Payment Dependent Notes Series 561896

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561896	$4,000	$4,000	7.88%	1.00%	August 11, 2010	August 23, 2015	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561896. Member loan 561896 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	BADGER METER INC	Debt-to-income ratio:	6.77%
Length of employment:	4 years	Location:	BROKEN ARROW, OK

Home town:
Current & past employers:	BADGER METER INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > Motorcycle loan

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,997.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is BADGER METER INC and what do you do there?	manufacture flow measurement and control valves and instruments, my function is engineering/service technician. please see www.badgermeter.com
What is the major purchase? If it's a VTX1300R, please explain what that is. Thank you.	Motorcycle,
Hi. Not a question but letting you know I work for City of Houston and we buy Badger Meters and parts! I will lend $$. Good luck!	Wonderful, thanks. Data Industrial-Division

Member Payment Dependent Notes Series 561938

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561938	$4,800	$4,800	10.75%	1.00%	August 13, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561938. Member loan 561938 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Bay Bioanalytical Laboratory	Debt-to-income ratio:	3.13%
Length of employment:	2 years	Location:	Pinole, CA

Home town:
Current & past employers:	Bay Bioanalytical Laboratory
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > This loan is to cover the majority of several dental and medical expenses including: having my wisdom teeth removed, a dermatological consult and procedure, and a necessary medical exam and procedure. My employer does not provide insurance. I am a reliable borrower and will make my payments on time and with reliable consistency.

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$775.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Bay Bioanalytical Laboratory and what do you do there?	Bay Bioanalytical Laboratory is a contract laboratory that does everything from protein analysis to method creation/validation to pharmaceutical testing (prior to market release) to long term stability studies. I am a lab assistant and office assistant and assistant to the QA/QC department and unofficial personal assistant to the president of the lab. My responsibilities are incredibly numerous, from calibrating lab equipment to maintaining the facilities to auditing raw data to working in the biohood logging in plasma/blood samples for storage prior to analysis work. I could fill ten pages with my daily, weekly, biweekly, monthly, and as-needed responsibilities for BBL. On a side note: I am a very responsible borrower and have not missed a single payment or been late on a bill in over ten years. I am up for a significant raise this year and will have a much larger monthly and annual income by the end of the year.

Member Payment Dependent Notes Series 561951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561951	$20,000	$20,000	11.49%	1.00%	August 16, 2010	August 23, 2013	August 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561951. Member loan 561951 was requested on August 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	University of California	Debt-to-income ratio:	12.81%
Length of employment:	7 years	Location:	San Francisco, CA

Home town:
Current & past employers:	University of California
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/09/10 > I was the poster child for college-aged credit card debt. But now I have finally committed to getting out and staying out of debt.

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,646.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $20,000 loan. My questions are: [1} What is your current position with Univ of CA? (Job/What you do.) [2] Transunion Credit Report shows the $26,646 Revolving Credit Balance. (A 86 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.109.2010	Thank you for your questions! 1. I work in grant administration at the University. I'm a research services analyst. I assist faculty in the preparation and submission of grant proposals as well as monitor spending and compliance issues on grants we've received. The center where I currently am is very well funded and with our current grant portfolio, my position is financially secure for at least the next 5 years. 2. None of the $26K is for Home Equity. It is all revolving credit card date. I am up-to-date with payments on all of my credit cards, and make at least the minimum payments. This loan is would pay off the two credit cards that have higher interest rates than this loan, and I would continue to pay of the remaining card at it's current APR. 3. My credit score shows that I am consistent in making payments. I sincerely wish to get out of the debt hole I've gotten myself into. I think you can consider my loan very low-risk. I have stable employment and want to obtain and pay off this loan to improve my financial status. 4. This loan will be paid off in 3 years. If there is any early payoff, it would definitely not be until the end of year 2 at the soonest, but I don't anticipate an early payoff.
What is your job at the University of California?	My title is Research Services Analyst. I work in contracts and grants administration. I assist faculty with the preparation and submission of grant proposals as well as monitor spending and compliance with agency guidline. The center I work for is well funded and based on our current grant portfolio, my position is secure for at least the next 5 years.
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Thank you for your question. My monthly costs for all you mentioned above that apply to me (rent, car, remaining CC debt, insurance, phone/internet, food and living expenses) total just under $3000/month. Based on my budgeting, I will be able to add on the payment for this loan and have a small surplus to begin building a reserve fund for future inforseen incidentals.
Borrower, The loan application shows Income Verification completed (check-marked). But the Credit Review Status shows "In Review". Borrower Credit Review process only ONE-HALF way completed. The Credit Review Status needs to be completed AND upgraded to "APPROVED" for a promissory note to be issued later and after loan funds net $ proceeds can be deposited into your bank account. You need to FOLLOW-UP on this with Home Office Credit Reviewers. Member Support Department open Mon-Fri 8AM-5 PM (support@lendingclub.com 866-754-4094). Home Office is closed Sat, Sun, CA, US Holidays for live telephone calls; but answering machine available 24/7. Emails are answered 24/7. After Credit Status is "APPROVED" your loan will attract many more lenders and their funding $ amount will increase. Lender 505570 USMC-RETIRED Virginia Beach, Wednesday 08.11.2010	Thank you very much for this tip. I've left Member Support a message and will be following up on this.
1..Please list your loan amounts & interest rates that you will be paying off. 2.Are you the sole wage earner? Thanks.	1. My only other loan is on my car. The rate is 8.49% and I have a remaining balance of $7500. 2. I am the sole wage earner. Thank you for you questions.

Member Payment Dependent Notes Series 562019

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562019	$5,600	$5,600	16.45%	1.00%	August 13, 2010	August 24, 2015	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562019. Member loan 562019 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Pillar Processing CT	Debt-to-income ratio:	11.83%
Length of employment:	9 years	Location:	East Haven, CT

Home town:
Current & past employers:	Pillar Processing CT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > I purchased my home two years ago and have been making minor necessary upgrades as funds permit. The latest upgrade consisted of making the second bathroom downstairs usable again. The old damaged shower stall was removed as was the paneling the prior owner had in the bathroom. When the paneling was removed, extensive water damage was discovered. I came home from work on night to discover that a good portion of the exterior wall in the back of my house needs to be replaced. It has so much damage that you can poke your finger right through and touch the siding. The contractor is a family friend so I am getting a reasonable rate for repairs and he has offered to allow me to make payments in installments because he knows that the repair is going to cost me more then I anticipated, but I don't feel that is right. He's doing the work and providing the supplies, he should get paid for it. I already have $5,000 put aside for the renovations, but now I am looking at a much larger bill then I am comfortable with and would prefer to pay this on installments while still allowing me to keep some funds in the bank for emergancy repairs. To address any concerns, I have high balances on my credit cards because I used them to furnish the house along the way. I have since put them in the safe and I will not be utilizing them anymore, until I have paid them off.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	73
Revolving Credit Balance:	$16,985.00	Public Records On File:	1
Revolving Line Utilization:	72.70%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Pillar Processing CT and what do you do there?	It's a law firm & I'm a paralegal
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	There is only 1 mortgage on my home with a balance of approximately $217,000 and the FMV of the home according to zillow is $335,000
I am considering taking a piece of this loan, but please advise the public record and the delinquency since then. I know it was over 6 yrs. ago, but some investors get spooked when they see any negatives on a credit report. Thanks.	There was a BK filed in 2003. It stemmed from a relative using my credit cards with permission at first as he was paying it back, then he suddenly stopped paying and saddled me with over $65,000 in debt that was not mine. I paid back as much as I could on my own, but unfortunately I was not able to continue. I was young and foolish and trusted my family.
Please explain the 6 Inquiries in Last 6 Months. Did any of result in new lines of credit? Please explain the Public Records on File (86 months ago). Bankruptcy maybe? What is illar Processing CT and what do you do for them? Thank you.	6 inquiries in the last 6 months stemmed from a car loan and a possible refinance to receive a better rate on my mortgage as the market changed. I ended up purchasing the car but I did not refinance the house as the rates were really not much better then what I had. There was a BK in 2003 which stemmed from debt run up by a family member who chose to stop paying for it. I carried it as long as I could, but was not able to continue at that time.
what is your job at pillar processing? what is the public record from 73 years ago? what were & have you received any additional credit from your 6 credit inquiries in the last 6 months?	I am a paralegal. Pillar is an attorney's office. I'm sorry, I don't know what you are referring to as far as 73 years ago as I wasn't alive then. One of the 6 credit inquires in the last 6 months was a car loan which I did take out, but otherwise no new credit.
Is your salary correct? $11,250/Month sounds high for a paralegal? Thank you.	I've got 18 years of experience and we are permitted to work overtime due to the management nature of my position.
Hello, I would be interested in funding your loan but I can't understand why you would need it, your stated income is so high and the amount of debt you have shown is minor for your indicated income level. Since your income has not been verified it makes your application seem suspect. Could you describe all your monthly debts so we have a better understanding of your financial situation?	I need the loan because I do not have the cash on hand to pay for the necessary repairs. Fixing up the house has taken up all extra funds. Unfortunately, the house has turned out to need much more work then I anticipated and I am not a handy person, so I've had to hire people to make the repairs. I have standard monthly bills, my car payment, my monthly mortgage, insurance, utilties, credit cards and a medical loan. I am able to meet all of my monthly obligations without issue, but with the added repairs cash on hand is not readily available and the contractor should be paid in a timely manner. While there is some equity in my home, I do not wish to take out a 2nd mortgage on my home as this is a short term issue and I do not wish to be strapped into a 15 - 30 years debt. I am not hiding anything when it comes to my income and have no issue with verifying same. I've done all that I've been asked to do and am somewhat offended at the statement "makes your application seem suspect".

Member Payment Dependent Notes Series 562036

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562036	$8,000	$8,000	14.35%	1.00%	August 16, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562036. Member loan 562036 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	Children's Hospital Boston	Debt-to-income ratio:	23.05%
Length of employment:	8 years	Location:	Hudson, MA

Home town:
Current & past employers:	Children's Hospital Boston
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,948.00	Public Records On File:	0
Revolving Line Utilization:	93.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 562040

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562040	$8,000	$8,000	11.49%	1.00%	August 17, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562040. Member loan 562040 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	Kimco Realty Corp	Debt-to-income ratio:	8.84%
Length of employment:	3 years	Location:	Bayside, NY

Home town:
Current & past employers:	Kimco Realty Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	38
Revolving Credit Balance:	$8,196.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Kimco Realty Corp and what do you do there?	Type your answer here. Kimco is one of the largest publc REITs, which invests, manages and owns real estate properties. I am working in Accounting & Finance department.

Member Payment Dependent Notes Series 562067

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562067	$6,000	$6,000	14.84%	1.00%	August 13, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562067. Member loan 562067 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,300 / month
Current employer:	Village Toy Shop	Debt-to-income ratio:	17.33%
Length of employment:	2 years	Location:	clinton, NY

Home town:
Current & past employers:	Village Toy Shop
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > Will Pay off loan in one year. Just wanted to consolidate so I only have to make one payment a month.

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,345.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Village Toy Shop and what do you do there?	Type your answer here.Village Toy shop is a Childrens toy store that I am a Part owner of.

Member Payment Dependent Notes Series 562069

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562069	$4,000	$4,000	11.49%	1.00%	August 17, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562069. Member loan 562069 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Provider Services	Debt-to-income ratio:	23.46%
Length of employment:	< 1 year	Location:	LOVELAND, OH

Home town:
Current & past employers:	Provider Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,541.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is "Provider Services" and what do you do there?	Provider Services is a chain of nursing homes and long-term care facilities. I am a sales representative for them.

Member Payment Dependent Notes Series 562125

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562125	$5,000	$5,000	15.21%	1.00%	August 17, 2010	August 24, 2015	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562125. Member loan 562125 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,780 / month
Current employer:	n/a	Debt-to-income ratio:	10.90%
Length of employment:	n/a	Location:	Zephyrhills, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/12/10 > This loans purpose is to pay off one credit card then cancel it and to pay down my other one which became too high due to an unexpected car repair bill and necessary home repairs.

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	10
Revolving Credit Balance:	$9,065.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Type your answer here.I am receiving a pension from my previous employer.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.My home is worth around $45,000 and I owe approx. $30,000.

Member Payment Dependent Notes Series 562133

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562133	$8,000	$8,000	10.38%	1.00%	August 13, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562133. Member loan 562133 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	mckesson pharmaceutical	Debt-to-income ratio:	10.97%
Length of employment:	5 years	Location:	brentwood, MD

Home town:
Current & past employers:	mckesson pharmaceutical
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > i had just needed this money for payment on a property.

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,524.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	i owe a morgage on my current home for seventy two thousand and my momtly payment is eight hundred and four dollars.I am the owner of the house and i also hold the deed for the property in my name.I aslo has my basement rented where i get eight hundred dollars a month rent for this. The current value for the home is $172,000. I live in the property for one year and two months
Interested to finance your loan, but a few questions: 1.What is your position with mckesson pharmaceutical? 2. What exactly is the purpose of this loan - "payment on a property" does not tell much, please clarify? 3. What is the credit inquiry in the last 6 month?.	I a material handlier. purpose of the loan is to pay off on a property (house) I recently bid on and it has to pay off at the end of this month. My credit is excellent.

Member Payment Dependent Notes Series 562145

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562145	$2,000	$2,000	13.61%	1.00%	August 16, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562145. Member loan 562145 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	PA Dept. of Corrections	Debt-to-income ratio:	15.41%
Length of employment:	< 1 year	Location:	ranshaw, PA

Home town:
Current & past employers:	PA Dept. of Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	48
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with the PA Dept. of Corrections, and where did you work prior to that?	Type your answer here. corrections officer. previoulsy worked at Paul Chevrolet as a sales consultant.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. mortgage payment is $360. balance of the loan is 29,500. current value is 55,000.

Member Payment Dependent Notes Series 562153

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562153	$9,600	$9,600	13.61%	1.00%	August 16, 2010	August 24, 2015	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562153. Member loan 562153 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Hospice of Palm Beach County	Debt-to-income ratio:	14.27%
Length of employment:	4 years	Location:	STUART, FL

Home town:
Current & past employers:	Hospice of Palm Beach County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/11/10 > Good Day Investors, Thank you for considering me to invest in. The purpose of this loan is to pay off my credit card debt. I have a very good credit score and make payments ontime every month. I have been with my employer since 2006 and am well respected for the job I do.

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	78
Revolving Credit Balance:	$6,400.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	thank you for the question and interest in financing my loan. this loan is not to pay off my mortgage but rather pay off my credit card debt that is a total of $9800.00. thanks again and i hope you choose to participate in this process. Greg
Hello Greg. The question above is aimed at assessing your financial situation. We understand that it is not a loan aimed at paying off your mortgage. The information on the mortgage balance and the home value is an important criteria for many of the lenders in assessing your applications. Please note that personal identifiable information is strictly confidential and non of the lenders has access to it.	Thank you for the email however I'm still unsure as to why the value of my property vs what I owe in my mortgage is critical to the decision of lending to me. I will tell you this my monthly mortgae is $700 a month. I hope that helps. Have a great day!
What is your total out-flow of expenses per month? What are your monthly payments on other debts? Thanks	Good Day and thank you for considering me to invest in. The total out-flow of expenses per month is $1400. This includes mortgage, auto loans and credit cards. I hope this information helps you. Have a great day!
The reason that investors ask you about your mortgage balance and house value is to assess what could happen if you needed to sell your house (e.g. due to inability to pay the mortgage and/or forclosure). In this case, you may have to come up with the difference between what you owe and the sale price, and you may subsequently default on this loan... Some investors may just move on to another loan when the borrower does not respond to this or similar questions.	Thank you for the message. in that case the zillow property of my home is $109,000 and the balance of my mortgage is $77,000. My monthly mortgage payments are $700.00. Just to reiterate, I am making all my current payments (Mortgage, Car, Credit Cards) on time now. With this LendingClub loan it would just release the pressure and allow me to save another 300 a month towards my family expenses. Hope this information helps. Have a great day!
I funded your loan. Please don't borrow on existing credit lines after consolidation. See this as an opportunity to get out of debt faster. Save 3 months of total living expense. Good luck	thanks Buzzy Bee, I will defiantely take what you said into consideration! I've heard that before in the past (save 3 months of total living expense). Thanks for the investment, i wont let you down!

Member Payment Dependent Notes Series 562178

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562178	$1,000	$1,000	14.72%	1.00%	August 13, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562178. Member loan 562178 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	UCLA School Of Law	Debt-to-income ratio:	18.63%
Length of employment:	4 years	Location:	Culver City , CA

Home town:
Current & past employers:	UCLA School Of Law
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,174.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 562187

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562187	$13,800	$13,800	16.32%	1.00%	August 17, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562187. Member loan 562187 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	owens corning	Debt-to-income ratio:	21.73%
Length of employment:	< 1 year	Location:	walled lake, MI

Home town:
Current & past employers:	owens corning
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,776.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Captial one: balance: 7,000 APR 18% Chase: balance 10,000 APR 19% My plan will be to completely pay off the chase and use the remainder to pay off the Capital one card. I'm an equipment enginer.
Please explain your 6 Inquiries in Last 6 Months. Did any of them result in a new line of credit? Thank you.	no, all inquiries were an attempt to obtain a loan to lower the current debt apr.

Member Payment Dependent Notes Series 562202

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562202	$3,250	$3,250	11.12%	1.00%	August 17, 2010	August 25, 2013	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562202. Member loan 562202 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$833 / month
Current employer:	High Tech High Chula Vista	Debt-to-income ratio:	13.56%
Length of employment:	< 1 year	Location:	CHULA VISTA, CA

Home town:
Current & past employers:	High Tech High Chula Vista
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	42
Revolving Credit Balance:	$2,437.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is "High Tech High Chula Vista" and what do you do there?	High Tech High Chula Vista is a charter school in California. It is one of four institutions which students apply to get accepted. We have visitors from all over the world who have come and observed this school. The school is planning to extend to a middle school and elementary level. I work as Day/After school tutor doing many activities. I am planning on a AP course in maths, history, and Spanish to prepare students for the AP exams in the spring. Among that I help with the general tutoring questions students bring and after school sport activities.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Will: National University fees : $2282 Wont: Wells Fargo Credit Card: $1882 The left over money will be applied to the credit card which I have another source of income from summer work that will be applied to it too.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1) No, I do not owe any mortgage or rent 2)My parents hold the deeds/titles to all the properties as of now. The properties will be distributed at much later times to me and my siblings. 3) As of now no. 4) Using Zillow.com, its around $314K 5) I have lived here for 3 years now.

Member Payment Dependent Notes Series 562218

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562218	$7,000	$7,000	7.14%	1.00%	August 13, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562218. Member loan 562218 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,100 / month
Current employer:	DCG Precision MFG	Debt-to-income ratio:	4.87%
Length of employment:	6 years	Location:	Danbury, CT

Home town:
Current & past employers:	DCG Precision MFG
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1975	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,752.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is DCG Precision MFG and what do you do there?	DCG provides machined components for mostly medical and aerospace industries. I work in the engineering department. I do CAD drawings and develop the steps on how a component is made. I went to school for computer information systems and I'm also the company's system administrator.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Sears Mastercard - $4000 - 18.24% Capital One - $3800 - 0% but balance transfer offer will be over soon American Express - $275 - 10.24% With this loan I will be paying off Sears and most of Cap One.

Member Payment Dependent Notes Series 562224

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562224	$10,000	$10,000	13.61%	1.00%	August 17, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562224. Member loan 562224 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Springer Publishing Company	Debt-to-income ratio:	15.25%
Length of employment:	< 1 year	Location:	Norwalk , CT

Home town:
Current & past employers:	Springer Publishing Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,224.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Hi Bandz-Team, Thank you for your thoughtful interest in assisting me. I am currently an Assistant Editor with a medical publishing company. I am well into my fourth year as a post graduate professional in the publishing field, and have been with my present company for under a year. I joined my current company for means of obtaining a promotion - so I'm heading in the right direction! I have paid off all student loans from college, which leaves my credit card debt to haunt me. My hope for this loan is to combine all four cards so that I may aggressively attack my balance with one monthly payment - as opposed to spreading out the payment among four cards and getting nowhere. I intend to apply the loan strictly towards the cards, and I intend to cancel 3 of the 4 cards, leaving one with the smallest credit limit (my Amex) for emergencies only. A rough estimate of my debt is as follows: American Express: $1000, I pay approx. $100/mo Bank of America Visa: $1000, I pay approx. $100/mo GAP Visa: $4,500, I pay appox. $300/mo Citi MasterCard: $3,800, I pay approx. $200/mo As of now I do not have the specifics of % rate on me, but would be happy to follow up if necessary. To each card I always pay more than the minimum monthly payment, and will, at times pay as much as $600-$700 a month in total. This is, of course, a vicious cycle. With the loan from LendingClub, I will be able to submit one smaller payment monthly and save the balance for emergencies and savings. I understand you do not know me personally and that it is a risk. I can only offer you a sincere promise filled with gratitude and hope that if you help me, I will responsibly pay off this loan every month. This is the chance I need to finally conquer my debt. I have know what I have to do, I just have never had the means to accomplishment. I will be happy to answer any further questions or concerns you may have. With sincere gratitude, Kathryn

Member Payment Dependent Notes Series 562258

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562258	$6,000	$6,000	17.19%	1.00%	August 16, 2010	August 26, 2013	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562258. Member loan 562258 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Bank of America Merrill Lynch	Debt-to-income ratio:	11.48%
Length of employment:	3 years	Location:	staten island, NY

Home town:
Current & past employers:	Bank of America Merrill Lynch
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	27	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	42
Revolving Credit Balance:	$4,805.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 562261

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562261	$7,750	$7,750	10.38%	1.00%	August 13, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562261. Member loan 562261 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Pasquale,s and Sons Pizza Company	Debt-to-income ratio:	23.64%
Length of employment:	5 years	Location:	Coral Springs, FL

Home town:
Current & past employers:	Pasquale,s and Sons Pizza Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,854.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance of the mortage is 256,000.00 and cuurent market value is 280,000.00

Member Payment Dependent Notes Series 562332

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562332	$12,000	$12,000	11.86%	1.00%	August 16, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562332. Member loan 562332 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,143 / month
Current employer:	Michigan Schools & Government Credit Uni	Debt-to-income ratio:	16.41%
Length of employment:	7 years	Location:	Sterling Heights, MI

Home town:
Current & past employers:	Michigan Schools & Government Credit Uni
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,352.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, the total balance of the mortgage is approximately $145,000.00 I do not have a Heloc or second mortgage. The value is $165,000.00
Hi, can you explain in detail what debt you will be consolidating and which other debt you will NOT use this loan for? Also please list your monthly expenses.	Hello, I will be consolidating all of my credit card debt with this loan and will not have any other outstanding debt with the exception of my mortgage and my auto lease. My monthly payment for the mortgage and lease combined is $1,200.00

Member Payment Dependent Notes Series 562349

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562349	$5,000	$5,000	7.88%	1.00%	August 13, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562349. Member loan 562349 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Avid	Debt-to-income ratio:	12.83%
Length of employment:	5 years	Location:	ORINDA, CA

Home town:
Current & past employers:	Avid
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > This loan will be used to consolidate my 3 credit card debt. I am a very responsible professional. I pay my bill on time, and have good credit history, and never claimed bankruptcy. I have worked for my current employer for more than 5 years, and I am happy with what I am doing, and planning to work there for at least another 3 years. My company has plans to expend the market in the area which requires my expertise, so I am very confident about my position's stability.

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	45
Revolving Credit Balance:	$13,500.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Avid and what do you do there?	Here's my company's website: http://www.avid.com We are the industry leading company who provides innovative digital audio and video solutions for artists. Just to name some products: Media Composer (professional video editing system), Pro Tools (professional audio editing/mixing system), those are widely used in post-production and recording studio worldwide. I am the lead software testing engineer, my job is to make sure we produce high quality software with a smooth user experience.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	This loan will be used to consolidate my credit card debt: American Express/$2500/APR 13.24% Chase/$2000/APR 17.24% Discover/$900/APR 17.24% With this loan, if I can get the full amount, Amex and Chase will be paid off, Discover will be 60% paid off.

Member Payment Dependent Notes Series 562369

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562369	$12,800	$12,800	16.82%	1.00%	August 16, 2010	August 25, 2013	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562369. Member loan 562369 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	The Bank of Harlan	Debt-to-income ratio:	8.38%
Length of employment:	1 year	Location:	Somerste, KY

Home town:
Current & past employers:	The Bank of Harlan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/11/10 > This loan will be to pay off small credit cards, and medical bills

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	36	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,564.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? Thank you!! 2. Please tell me a little about your employment history? current position at Bank of Harlan and previous employment.	Type your answer here. Chase-3185.00-(20%) Lowes-1461.00-(20%) Citi-1500.00-(20%) Capital one -2000.00(20%) Discover-1500.00-(20%) walmart-900.00-(24%) medical bills (combined)+/-2,000.00 I have guessed on the interest rate, I don't have them directly infront of me. As far as the monthly payment, I do not have the payment due, I just try to pay more. I have been with the Bank of Harlan for 18 months, I am the Senior Lender(would get the loan here, however Reg O..) Prior to me coming here to work, I was with Forcht Bank for 12 years, doing lending as well.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Total combined would be 209,000.00. The first mtg. is around 130,000.00, the second loan is secured by the home, and a money market account, and my auto. The money market has a value of +/- 30,000.00, and my auto is valued around +/- 30,000.00
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	Type your answer here. I have called, and at this time time, they do not need any additional information from me.
I am a bit confused by your answer regarding the mortgage balances and the home value. Can you please provide the total balance of your mortgages (which I think is $209Kfrom your answer but I am not sure) and the current home value (which I think you did not include in your answer above). Thank you.	Type your answer here. I have a first mtg(+/- 130,000.00) and a second mtg. (+/-79,000.00) My home is worth 175,000.00. The 2nd mtg, is also secured with my auto, valued at +/-30,000.00 and a money market account valed at +/- 30,000.00. If you didnt know that I had additional collateral securing my 2nd mtg., it would look like I was over 100% loan to value on my home. I hope that explains it a little better.
I do not understand how you can secure a 2nd mortgage with money in a liquid money market account? Could you please explain? Thank you.	Type your answer here. It is held in the money market account. the bank puts a hold on it, so you can not use the funds
I am sorry, I am interested in investing in your loan, but I am still not clear on this "2nd mortgage": 1. If you have a loan that is secured by a money market account and your car, woldn't it be a separate loan that is indpendent of your house (not a 2nd mortgage)? 2. Why would you apply for such a loan, maybe at 5-10% APR (what is the APR?), and secure it against a locked money market account at maybe 1%? Why not just use the money market funds instead? Thank you.	Type your answer here. because I had done some work to my house, and I wish to keep the funds in the money market, with my salary, and being single I need the deductions
I'd like to assist in funding your loan but have questions. 1. Your profile shows 63 lines of credit with 36 of them open. Can you please explain how you have 63 lines of credit with over a history of 14 yrs. 2. What is the total available credit on your 36 open lines of credit? Do you plan on using these?	Type your answer here. To be honest I was not aware that I had 63 lines of credit, nor that 36 of them were open. No, I do not plan on using them. I am sure you can see that I haven't used the 36 open lines

Member Payment Dependent Notes Series 562416

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562416	$2,400	$2,400	13.61%	1.00%	August 13, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562416. Member loan 562416 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	n/a	Debt-to-income ratio:	4.27%
Length of employment:	n/a	Location:	Plant City, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,666.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 562457

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562457	$8,000	$8,000	7.14%	1.00%	August 12, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562457. Member loan 562457 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Avis Budget Group	Debt-to-income ratio:	10.16%
Length of employment:	4 years	Location:	Nutley, NJ

Home town:
Current & past employers:	Avis Budget Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > I pay $250/month on my credit card anyway. Figured I would consolidate and pay it off faster. Borrower added on 08/10/10 > I pay $250/month on my credit card anyway. Figured I would consolidate and pay it off faster.

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,105.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Avis Budget Group?	Pricing Manager
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	The purpose of the loan is to replace my full credit card balance where I am paying around 14.5%. Aside from that I have a mortgage $1,652.75 (5.5%) and a car payment of 467.05 (around 6.25%). I pay no less than $250/month on my credit card currently. The purpose of this loan is to have a lower interest rate and pay the balance off quicker.

Member Payment Dependent Notes Series 562499

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562499	$10,000	$10,000	16.82%	1.00%	August 17, 2010	August 24, 2015	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562499. Member loan 562499 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Us Army	Debt-to-income ratio:	6.09%
Length of employment:	2 years	Location:	Tallahassee, FL

Home town:
Current & past employers:	Us Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/11/10 > This loan is to simply pay off 2 credit cards and one All terrain vehicle, I am military with 5 years until ETS date and have never defaulted on anything this loan will be paid on time and will be paid down ahead of schedule.

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,904.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application. Employing Service Branch: U S ARMY My questions are:: (1) If Active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date? (ETOS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows as 02 years. Future intentions are to: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or what other options? (3) If DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, USMC-RETIRED Lender 505570 Virginia Bch, VA Wednesday 08.11.2010	E-4 ETS date is 2014 intentions are to extend enlistment, reenlist. Continue to 20 years. Currently I am Area Reaction Force for Iraq, K Crossing area, I am with the 1-153 infantry brigade.
I am interested to help fund your $10,000 loan. My questions are: [1} Answer my earlier email Subject: Military Rank/Pay Grade/ETOS, Intentions etc. [2] Transunion Credit Report shows the $4,909 Revolving Credit Balance. (a 77 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] $10,000 is loan; ~ $5,000 is Revolving Credit Balance; ~ $5,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.11.2010	Rank E-4 I do not ETS until 2014 and I am planning on a 20 year plan. 4,909 is in credit cards but I also have an ATV and Motorcycle loan, I have sold the motorcycle to a squad leader of mine and I am using the remaining funds to pay off the atv. Right now including the ATV loan and Credit cards I am paying around 400.00 I am on deployment now and I am extending another year, lender should recieve full repayment within 2 years.
How long do you plan on staying in the Army?	20 years
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Right now I am on a deployment in Iraq, my credit cards and other loans have no APR or interest of anykind being charged to them at this time but I believe the default rates are around 11.99% I will be paying off a Military star card, a FSU credit union card and one all terrain vehicle.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	No mortgage. I live with family on property never moving. My father owns the home. I am married. I haved lived in my home for 17 years.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	using the funds to pay off the remaining balance plus a ATV I have 1 loan of 11,000 for a Honda motorcycle and ATV I have sold the motorcylce and would like to pay off the atv and keep it. that is where the funds will go.
I have decided to invest in your loan - want to wish you the best of luck! LC is a unique opportunity for people to help people - I tend to loan to people who seem to understand this, and who seem thoughtful about their situation -- such as you. No need to reply unless you wish too, but again - wishing you success!! Also, thank you very much for serving our country. How inadequate these words seem!	Thank you I'am very greatful.

Member Payment Dependent Notes Series 562505

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562505	$10,000	$10,000	19.04%	1.00%	August 17, 2010	August 24, 2015	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562505. Member loan 562505 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Clearwire	Debt-to-income ratio:	19.33%
Length of employment:	< 1 year	Location:	Pensacola, FL

Home town:
Current & past employers:	Clearwire
Education:

This borrower member posted the following loan description, which has not been verified:

I plan on paying off CC debt and consoloating into one monthly payment. Below are the debts I plan to pay off and the current interest rate i am paying on them. BOA 13.24 495.00 Capital One VIsa 17.9 460.00 Capital One MC 17.9 437.00 Chase 1500 28.24 Dell 2946.00 27.99 Barclaycard 448.00 27.24 Orchard Bank 297.00 24.59 Bestbuy 285.00 21.00 Merrick Bank 1345.00 27.45 Total 8213.00 These leave me with 1787 for savings. Borrower added on 08/13/10 > My apologies for all the spelling mistakes. I made the mistake of listing the loan at work when I was busy and did not re-read before I posted. I would like to correct the above statement. "Debt Pay Consolidation" "I plan on paying off CC debt and consolidating them into one monthly payment. Below are the debts I plan to pay off, and the current interest rate I am paying on them."

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$7,056.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Clearwire and what do you do there?	Clearwire is a national 4G broadband wireless company. They are also branded as Clear 4G. I am a tech manager for 31 people in the Florida Call center.
what is Clearwire and what do you do there?	Clearwire is a national 4G broadband wireless company. They are also branded as Clear 4G. I am a tech manager for 31 people in the Florida Call center.
Who did you work for before Clearwire? Is there any other house hold income besides yourself? Can you explain the delinquency?	I worked as a Network Engineer for Cox communications at their Network Operations Center in Atlanta for 5 years. I live with my partner of 7.5 years which splits the bills with me. I keep a spreadsheet of bills to pay each month and check them off as I go. I had checked that card as paid when I had not, which caused the 30 day late.

Member Payment Dependent Notes Series 562608

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562608	$9,600	$9,600	7.51%	1.00%	August 13, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562608. Member loan 562608 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	National Aquarium	Debt-to-income ratio:	15.59%
Length of employment:	4 years	Location:	Baltimore, MD

Home town:
Current & past employers:	National Aquarium
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/10/10 > Consolidating a few small accounts for ease of payment, and lower rates. Thanks for your consideration!

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,409.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	This loan will be used to zero out three credit cards. Last year, Citi increased the interest rate for millions of cardholders. My rate went from a great 8.9, to 29.9 for no apparent reason. I've had a great history with Citi, so instead of close the account, I've chosen to pay off the balance. Recently, I made a large payment to the balance with m own funds, and will zero out the remainder with this loan. $5800 will go to Citi, the remainder will be used to zero out two small balances (less than 2,000) on two other cards (Bank of America and Target). Afterwards, I'll have all cards with zero balances. The rate via lending club is much lower than anything Citi or Bank of America is currently offering. Thanks for your consideration.

Member Payment Dependent Notes Series 562619

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562619	$11,300	$11,300	13.61%	1.00%	August 16, 2010	August 24, 2013	August 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562619. Member loan 562619 was requested on August 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	SAIC	Debt-to-income ratio:	15.94%
Length of employment:	3 years	Location:	Escondido, CA

Home town:
Current & past employers:	SAIC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,926.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SAIC?	I develop software and currently I am working on an internal corporate-wide contract management tool.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Credit Card / 5690.42 / 29.99% -- Paid with this loan Credit Card / 3090.12 / 29.99% -- Paid with this loan Credit Card / 2492.23 / 24.99% -- Paid with this loan

Member Payment Dependent Notes Series 562677

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562677	$2,500	$2,500	14.35%	1.00%	August 16, 2010	August 26, 2013	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562677. Member loan 562677 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Hyatt hotels	Debt-to-income ratio:	23.33%
Length of employment:	10+ years	Location:	KANSAS CITY, MO

Home town:
Current & past employers:	Hyatt hotels
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/12/10 > I have been a server at Hyatt for 15 years on Halloween. My annual income is 50000+. My insurance will not cover the cost of a colonoscopy and related care even though it has been deemed medically necessary. I can easily afford 85 a month payment. I am paid every day through tips.

A credit bureau reported the following information about this borrower member on August 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	54	Months Since Last Delinquency:	19
Revolving Credit Balance:	$29,283.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If it is deemed medically necessary, do you potentially have a seroious condition (e.g. colon cancer) that will be very expensive to treat without insurance coverage? Thank you.	Type your answer here. Hello, I do have insurance coverage, however it will not cover the cost of a colonoscopy until I reach the age of 50. Presently I am 43 thus the conflict. My family history does not suggest a history of colorectal cancer. In case I should have colorectal cancer, my insurance would cover 90 percent of the cost of my care excluding a 3000 coinsurance ceiling.
Do you only work at Hyatt one day a year? If so, where else are you employed. Thank you.	Type your answer here. Actually I work at the Hyatt full time. I work both lunch and dinner shifts eight shifts a week at one outlet and then I work in another outlet one night a week for a total of nine shifts per week averaging 40 hours though I do attain overtime at times. Again I work 40 hour weeks.

Member Payment Dependent Notes Series 562719

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562719	$8,000	$8,000	7.88%	1.00%	August 13, 2010	August 25, 2013	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562719. Member loan 562719 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Yale University	Debt-to-income ratio:	4.88%
Length of employment:	4 years	Location:	Gaylordsville, CT

Home town:
Current & past employers:	Yale University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	13
Revolving Credit Balance:	$4,678.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What was the reason for the delinquency recorded 13 months ago? Thanks.	Up until this time, my wife had been handling the bills. At around this time, she had a medical condition which made it very difficult for her to manage the day to day finance. In the process of me taking over the bill payment responsibilities one of our bills was misplaced resulting in the bill being paid late. Since this time we have endeavored to pay all our bills early and to pay more than the minimums on all the bills.

Member Payment Dependent Notes Series 562732

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562732	$4,000	$4,000	6.39%	1.00%	August 13, 2010	August 25, 2013	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562732. Member loan 562732 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Pittsfield Public Schools	Debt-to-income ratio:	19.82%
Length of employment:	10+ years	Location:	Becket, MA

Home town:
Current & past employers:	Pittsfield Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/11/10 > Very stable job as an educator. 10 years of employment with same company. Need loan for various fixes around the house. Thank you for your consideration. Borrower added on 08/11/10 > The note I submitted should have said 10+ years at the same job. I have been employed for 14 years.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,071.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your, but prior to doing so, I would like to see your response to the following items: 1. List monthly expenses. 2. Describe your role at Pittsfield Public Schools. 3. Explain the credit inquiry shown as occurring within the last six months. 4. Explain how this loan will be used. Thank you in advance for your response.	1. Mortgage 723.00 -Credit Cards range about 1k per month. Paid in full each month. No Auto Loans, No student loans. 2. I am a teacher with 14 years of service. 3. looked into a refinance. Decided against it. We already have a 15 year mortgage at 5.25%. Didn't make sense to drop down to 4%+ with all the closing costs. I hope that answers your questions. This is my first time using this type of loan. It's a bit strange having individuals lend the money. If you have further questions feel free. My credit is excellent. I have never defaulted on any loans. Best Regards, Thomas

Member Payment Dependent Notes Series 562816

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562816	$10,000	$10,000	11.86%	1.00%	August 16, 2010	August 25, 2015	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562816. Member loan 562816 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,580 / month
Current employer:	DOT/Federal Aviation Administration	Debt-to-income ratio:	19.49%
Length of employment:	10+ years	Location:	Northfield, NJ

Home town:
Current & past employers:	DOT/Federal Aviation Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/11/10 > Since Congress subjected credit card companies with more restrictions, they in turn went after the card holders. I had two credit cards with high credit line amounts cut down to just above the current amount owed (such as $21,000 to 10,900 and it drops every time I pay another 500 off). This ratio of total credit line to amount owed was always an emergency buffer in case of unforeseen expenses. This also affected my credit rating (was 730 a year ago) by lowering the owed to available ratio). I have a few expenses such as car repairs and a small garage roof leak which I'm putting off due to not enough credit card balance. I also have a few doctor bills (after the insurance paid their portion) for when my wife had a hospital visit due to a heart issue. I would use the money to pay these several small amounts and also pay off a few small amounts on store/gas/Dell credit accounts. The remainder would be kept in the bank as reserve so I wouldn't need to use a credit card and I can concentrate on paying them down to improve my credit rating. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1979	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$69,715.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
FYI - Banks started raising rates several years ago, long before any Congressional action. When borrowers started defaulting on their credit balance the banks pass the loss onto the borrowers who are still paying. Banks don't 'absorb' losses. It's the miracle of the market place.	I totally agree and understand. My rates did keep climbing over the last few years. I was referring to my max credit card limit which was decreased after paying down the card, which gave me a lower ratio of balance to max limit, a bad marker for credit rating. Thanks for your advice.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	As of the July 2010 payments, my first mortgage balance is $201,183 and the second mortgage balance is $79,712. My town homes were just re-appraised and my new tax bill shows the value at about $239,900. Property is worth more since I'm on the corner of two streets overlooking the bay to Margate and have 3 lots, where most houses have 1.
I am interested to help fund your $10,000 loan. My questions are: [1} How long have you worked for FAA? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $69,715 Revolving Credit Balance. (a 71 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible", or similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.11.2010	(1) I've worked for the FAA since 9/90, after 10 years in the Navy on boomer subs and working for Eaton Corp. at CINCLANT Fllet Norfolk. Last duty station was as an instructor Guided Missile School at Dam Neck, Va Beach. My current FAA job is with a special FAA group providing FAA data to trusted government agencies. My expertise is radar data distribution to DoD, US Customs, USSS, etc air traffic systems. (2) No HELOC, I took out a fixed second mortgage 3 years ago (7.75% when I needed to pay my daughters college bills and the wifes medical bills.(owe $79,712.) First mortgage payment (including escrow for taxes and insurance) of $2026. Currently paying about $2500 per month non-mortgage/house related credit card debts. (3) I am extremely reliable and pay all debts owed on time. I'm just in a tight spot right now with many small debts keeping me from paying down my credit cards. Also I'm helping my 30 year old daughter whose employer is cutting any pay increases and her home costs keep going up. She has very good chances to a new job soon with the FAA in NJ. (4) I would be looking to pay this off in 3-4 years. I do get occasional overtime pay and would make additional payments on this debt. I asked for 5 years to keep the payments lower, but knowing it wouldn't take that long.

Member Payment Dependent Notes Series 562958

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562958	$2,100	$2,100	15.21%	1.00%	August 16, 2010	August 25, 2013	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562958. Member loan 562958 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Dave & Buster's	Debt-to-income ratio:	20.33%
Length of employment:	< 1 year	Location:	Milwaukee, WI

Home town:
Current & past employers:	Dave & Buster's
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 563002

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563002	$5,500	$5,500	18.67%	1.00%	August 16, 2010	August 25, 2015	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563002. Member loan 563002 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	aspen	Debt-to-income ratio:	17.71%
Length of employment:	2 years	Location:	apalachin, NY

Home town:
Current & past employers:	aspen
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,492.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	I typically save 200 a month. My recent debt came about from school expenses and payinng back the va for some benefits and fixiing my car. I have put that on my credit card and itt totalled 4500. The apr on that is 25%. Prior to this I didn't have a balance on the card. Typically when I add charges I make as many payments as possible to ppay them off. I am the sole wage earner in my house.
Please explain your 6 Inquiries in Last 6 Months. Did any of them result in new lines of credit?Thank you	Yes I got a loan from usaa. The next few were inquiries when I didn't realize there was a false charge on my credit report that brought down my score. I have recently gotten the negative charge off my report because it was not accurate.

Member Payment Dependent Notes Series 563040

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563040	$5,000	$5,000	7.88%	1.00%	August 17, 2010	August 26, 2013	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563040. Member loan 563040 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Orgill	Debt-to-income ratio:	24.62%
Length of employment:	4 years	Location:	Tifton, GA

Home town:
Current & past employers:	Orgill
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/12/10 > Debt Solidation Borrower added on 08/12/10 > I have been employed at my job for over 4 years now and have no plans of finding any other job. I am wanting this loan to have just 1 payment instead of 3 different payments. I always pay all my bills on time and have never missed any payments.

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,343.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 563097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563097	$15,000	$15,000	13.23%	1.00%	August 17, 2010	August 26, 2013	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563097. Member loan 563097 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	US ARMY	Debt-to-income ratio:	8.37%
Length of employment:	10+ years	Location:	st. louis, MO

Home town:
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	50
Revolving Credit Balance:	$18,575.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long do you plan on staying in the Army?	I am staying in until retirement.
Re: Your loan application. Employing Service Branch:U S ARMY. My questions are:: (1) If active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date? (ETOS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows as 10 years. Future intentions are to: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or what other options? (3) If DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, USMC-RETIRED Lender 505570 Virginia Bch, VA Thursday 08.12.2010	I am a SFC/E-7 and my current ETS date is Aug 2016. I currently have 18 years and will continue until retirement and draw my pension.
I am interested to help fund your $15,000 loan. My questions are: [1} Answer earlier email Subj: U S Army employer- Rank/PayGrade/ETOS/Futire intentions, etc. [2] Transunion Credit Report shows the $18,575 Revolving Credit Balance. (a 36 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to help fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.12.2010	None of my debt is Home Equity Line of credit, I am just looking for a way to pay credit cards without having to spend the rest of my life doing so. I have never missed a payment, well, there was one that is reported but I payed off the account and the interest that had accumulated made the payment late. They later refunded me the fees and credited my account, it was 38 dollars. I plan on paying the loan off within 3 years.
What are your responsibilities in the army and how long have you been there?	I am currently assigned as a trainer, training the National Guard and Reserves for upcoming deployments. I just reported to this assignment 2 months ago, previously, I was a Forward Area Support NCO while deployed in IRAQ. I have a complete logistical background.
Is your retirement date on or before your ETS 2016?	I am eligable to retire Aug 2012, but plan on staying around until atleast 2016. At my current grade, I cannot stay past Aug 2016.

Member Payment Dependent Notes Series 563116

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563116	$4,000	$4,000	7.88%	1.00%	August 17, 2010	August 25, 2013	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563116. Member loan 563116 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	marchForth	Debt-to-income ratio:	10.81%
Length of employment:	2 years	Location:	FLEMING ISLAND, FL

Home town:
Current & past employers:	marchForth
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,753.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 563175

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563175	$23,000	$23,000	13.98%	1.00%	August 16, 2010	August 25, 2015	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563175. Member loan 563175 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Verizon	Debt-to-income ratio:	21.58%
Length of employment:	3 years	Location:	Sterling, VA

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/11/10 > The purpose of this loan is to assist in completing a value added renovation to my rental property.This loan will be used to pay for labor and equipment relating to installing a HVAC system(Duct work, furnace, A/C unit) and adding two bedrooms in the rental property. My financial situation:My financial situation is very good. I have very low debt to income. A rental property which is paid in full and generating a monthly revenue of $1400 which equates to a profit of roughly $1200/month. Due to the fact that the property is owned by my LLC which has been in business for less than 2 years, I am running into difficulty in refinancing or placing a mortgage on this rental property. Making this value added improvement will allow me to increase rental revenue by roughly $400-$500/mo. I have the cash to pay for this improvement but I believe that financing these improvements will be less of a strain on my finances I am a good candidate for this loan because I have a very low debt to income ratio. Also over the past few years my credit score has rose dramatically by 140+ points and is now rated as excellent. Additionally, having renovated several properties I am experienced and efficient with managing home improvements and I also have a team of contractors that I frequently work with. I am a safe loan and have a history of repaying debts not only on time, but early.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	57
Revolving Credit Balance:	$100.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, your profile looks very strong. I'm surprised you can't get any cheap secured bank financing for the LLC, probably worth pursuing again as your cash flows improve after this renovation. How big is the rental property (sq feet/BR) and how much are you expanding it? what is your home worth and how much mortgage on that? what do you do @ verizon? thx	Hi Thanks! I've worked really hard for the past 4 years to improve my credit/financial situation so I sincerely appreciate your kind words. The major problem that I encountered through banks is there is an unspoken rule around the banking industry that if an LLC has been in existence less than 2 years, they typically do not qualify for any type of loans because the thinking is that they want to see established revenue from this business by way of tax statements. It shouldn't apply to rentals since there is constant revenue by way of legal binding contract (lease). The rental property is currently 5 bedrooms and 3 bathrooms. There is a large finished basement that has more than enough space to add two bedrooms. The home is worth approximately $125k in this market and I currently have no mortgage on it. At Verizon I work as a senior engineer doing networking engineering work. Thanks for your question!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello there... The Rental is owned free and clear and has a current value of about $125k. The primary residence I have a 15-year mortgage with a balance of $150k left and is worth $170k in this current market. No HELOC's or other loans on my primary residence. Thanks for your question!
your answers are very helpful and I just chose to do 20% of your loan.. good luck!	Thank you very much! I noticed that you were the first bidder and it was a pleasant surprise when I woke up this morning to see that 20% of my loan had already been funded. I appreciate you contribution to the loan! Additionally, the other lenders as well who have decided to bid on my loan. In this kind of economy and with other borrowers searching for loans I do not take this for granted and sincerely want to say "Thank You" to you and each and every lender! I think I mentioned in a previous answer how I had worked for years to rebuild my credit after my undergraduate college years. If only I knew that accepting those "free" tshirts in exchange for signing up for a credit card was not a good idea..lol. Any how, as my grandma would always tell me "we live and we learn"... thanks again. You all have really helped me more than you could realize! It will also help my tenants by having forced air rather than electric wall heaters, come this cold winter...
by the way.. depending on your proportion of AC versus heating needs (not sure what part of the USA you are in) forced air is not necessarily the most efficient choice for heating (though it is good for AC). forced hot water is generally much more energy efficient if that matters to you (IMO) as forced air tends to exacerbate airflow exchanges of the entire structure.. radiant floors (or even panels) is probably the most efficient, but it's much cheaper to add that in the beginning. are you doing any of the contractor yourself?	Great point. I did some research on that. The problem is here in the MD/DC/VA area, the cost of electricity is high. So having the electric panels often price rentals out of the market. The plus is that a tenant can control them separetely through separate thermostats but in this case the house is huge and 5 bedrooms so running these panels become very expensive.I'm not too familiar with the concerpy of forced hot water. I'll google that though and educate myself on it. As for the contracting work I have the contractors doing it. Good thing is that since I have worked with them in the past I know their capabilities and work ethics. Thanks once again for the large contribution!
your welcome. Your thoughtful answers and apparent lack of debt on this property make me think you will be able to refi this expensive debt in the next year or two for a whole lot less interest. I'm adding another $5k to the loan to get this closer to the finish line. good luck.	Wow! Thank YOU SOO MUCH! Words cant express how happy I am at this moment that someone who i dont know believes in me enough to place such a large amount towards my loan. Once again to you and the other lenders THANK YOU ALL VERY MUCH! I will work to have this one paid off as soon as possible and look forward to hopefully being able to obtain another loan from the Lending Club in the future :-)
As a real estate investor myself I am all too familiar with the pitfalls of having rental properties under LLC's when it comes to borrowing money, so I will be funding part of your loan shortly. Good luck with your current and future properties.	Hi Critical Miss! Thanks very much for your funding!!! You are so right. I thought that I was doing the right thing along the lines of asset and personal protection by placing it until the LLC, but little did i realize that the banking community would consider it so strictly being that I am the sole proprietor... Thanks again and good luck to you as well in your real estate investing :0)

Member Payment Dependent Notes Series 563176

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563176	$5,500	$5,500	13.23%	1.00%	August 17, 2010	August 25, 2015	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563176. Member loan 563176 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	EL DORADO FURNITURE	Debt-to-income ratio:	23.85%
Length of employment:	1 year	Location:	WELLINGTON, FL

Home town:
Current & past employers:	EL DORADO FURNITURE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,089.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 563209

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563209	$1,600	$1,600	13.23%	1.00%	August 16, 2010	August 25, 2015	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563209. Member loan 563209 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Los Angeles Police Department	Debt-to-income ratio:	21.29%
Length of employment:	10+ years	Location:	La Canada, CA

Home town:
Current & past employers:	Los Angeles Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/11/10 > These funds are to pay for the remainder of my 5-year-old twins' summer camp ($434/wk for two). I am a single working mom and the camp also serves as necessary child care. I have worked for the LAPD for almost 26 years, and have never missed a payment on any loan in my entire credit history. I have paid off two homes, a refinance, and several cars. My job is very secure, as I have more years of seniority than the majority of employees. I have reviewed my budget for the fall, and once the kids are in school, have determined that I can both pay off this loan and set aside monies to cover next year's camp expenses (which took me a bit by surprise this year). Your consideration is greatly appreciated.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,617.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 563247

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563247	$4,500	$4,500	14.72%	1.00%	August 16, 2010	August 25, 2013	August 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563247. Member loan 563247 was requested on August 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Calloway Labs	Debt-to-income ratio:	9.48%
Length of employment:	< 1 year	Location:	Cambridge, MA

Home town:
Current & past employers:	Calloway Labs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	23
Revolving Credit Balance:	$904.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I have FOUR questions for you... 1) What is Calloway Labs and what is your position there? 2) You list employment there "< 1 year" - what was your previous position? 3) Can you provide a breakdown of how you intend to use the $4,500? 4) Can you explain the delinquency on your record from 23 months ago?	1. Calloway Labs is a clinical toxicology laboratory that specializes in urine drug testing. My position is Quality Assurance Specialist-Document control, and my primary responsibility it to write and edit technical documents. 2. I have actually been at Calloway for 2 years, but initially in a contract position. I was hired on a permanent basis in January 2010. Previously, I spent several years as a freelance writer and editor (including my contract position at Calloway). From 1997 to 2005, I worked at an educational publisher, where I advanced from staff writer to senior editor/project manager. 3. I am seeking this loan so that I can live in a space that is suitable for visits from my 5 year old son and is close to his primary residence (which is in a very expensive real estate market). I am looking at two bedroom apartments in the $1600 range. First and last months rent plus broker's fee will take up most of the loan, with a few hundred set aside for moving expenses. Also, my current lease runs through October 1, but most apartments are available Sept. 1, so there might be an overlap of up to one month (hopefully I will be able to work out a prorated deal). I plan to recoup a chunk of my initial outlay upon coming to terms with a roommate (I prefer the flexibility of first choosing the apartment and signing a lease, then picking a roommate). 4. The delinquency came during my divorce in 2007. It was a difficult (and expensive) period, but since that point I have been solvent and steadily employed. Thank you for your interest. Please let me know if you have any additional questions.

Member Payment Dependent Notes Series 563254

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563254	$4,000	$4,000	7.14%	1.00%	August 16, 2010	August 26, 2013	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563254. Member loan 563254 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	L-3 Communications	Debt-to-income ratio:	0.68%
Length of employment:	5 years	Location:	Princeton, TX

Home town:
Current & past employers:	L-3 Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/12/10 > My current auto is 13 years old and the A/C needs repair. I paid off all my debts (except the mortgage) a few years ago and am attempting to stay that way. That is why I am trying to get a small loan for a modest auto upgrade so that I can continue on the road of good financial stewardship.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,676.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the amounts & current monthly payments on your mortgage and Home Equity Line of Credit (if any)?	I have an 80/20 mortgage. The 80% loan is for 112K and a monthly payment of $775. The 20% loan is for $29K and a monthly payment of $246.

Member Payment Dependent Notes Series 563363

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563363	$6,000	$6,000	16.32%	1.00%	August 17, 2010	August 29, 2013	August 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563363. Member loan 563363 was requested on August 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Gill Services Inc.	Debt-to-income ratio:	13.63%
Length of employment:	6 years	Location:	ODESSA, TX

Home town:
Current & past employers:	Gill Services Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/15/10 > This loan is for kitchen remodeling. I have been with my job for 6 years. My monthly income is more than enough to pay this note as well as my mortgage and auto. As for credit card debit, I don't really have any.

A credit bureau reported the following information about this borrower member on August 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,739.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 563450

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563450	$9,000	$9,000	6.76%	1.00%	August 16, 2010	August 26, 2013	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563450. Member loan 563450 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,600 / month
Current employer:	Southwest Consulting Associates	Debt-to-income ratio:	7.52%
Length of employment:	8 years	Location:	ALLEN, TX

Home town:
Current & past employers:	Southwest Consulting Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/12/10 > Paid cash to build a swimming pool and went over budget. Want to finance outdoor landscaping, furtniture, etc. on a short term loan.

A credit bureau reported the following information about this borrower member on August 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,423.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 563455

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563455	$5,000	$5,000	13.98%	1.00%	August 16, 2010	August 26, 2013	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563455. Member loan 563455 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	pulse lounge	Debt-to-income ratio:	24.60%
Length of employment:	< 1 year	Location:	columbia, MO

Home town:
Current & past employers:	pulse lounge
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/12/10 > Add tv, and funiture

A credit bureau reported the following information about this borrower member on August 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	82
Revolving Credit Balance:	$6,303.00	Public Records On File:	0
Revolving Line Utilization:	77.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at pulse lounge, and where did you work prior to that?	WORKED AT WAINWRIGHT IN COLUMBIA MO. FOR 6 YRS. MATERIAL HANDLER

Member Payment Dependent Notes Series 563456

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563456	$3,000	$3,000	11.86%	1.00%	August 16, 2010	August 26, 2013	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563456. Member loan 563456 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	US ARMY	Debt-to-income ratio:	23.81%
Length of employment:	3 years	Location:	watertown, MN

Home town:
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

My car recently went under some hail damage, this loan is to get the money for the deductable and repay my parents back some money i owe them. I have never missed a payment of any sort in my life... thanks Borrower added on 08/03/10 > I have perfect credit and i have never missed a payment. Things came up and need extra money for a car insurance deductable and to pay my parents back some money i borrowed.

A credit bureau reported the following information about this borrower member on August 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,661.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 563460

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563460	$21,000	$21,000	10.38%	1.00%	August 17, 2010	August 26, 2013	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563460. Member loan 563460 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,367 / month
Current employer:	Integrated Diagnostic Centers, Inc.	Debt-to-income ratio:	12.66%
Length of employment:	10+ years	Location:	Tomball, TX

Home town:
Current & past employers:	Integrated Diagnostic Centers, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/13/10 > I applied for this Lending Club loan in order to consolidate high interest credit card balances and pay them off faster. I've been trying to do so for some time now by paying more than the minimums due every month, but the extra funds barely make a dent because of the high finance charges. Although I have debt, my credit score is excellent due to my spotless payment history and blemish-free accounts. I have a very stable job in the (corporate) medical field, and have been with my company for 10 years. I pride myself on paying all of my monthly bills on time, so rest assured that I will make my loan payments in a prompt and timely manner. Thank you for your interest in investing in my loan.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,281.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	My monthly costs (not including CC debt to be replaced by this loan) are approximately $2060. Thank you for your inquiry and interest in investing in my loan.

Member Payment Dependent Notes Series 563511

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563511	$9,800	$9,800	14.84%	1.00%	August 16, 2010	August 26, 2013	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563511. Member loan 563511 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,208 / month
Current employer:	Detroit Medical Center	Debt-to-income ratio:	3.12%
Length of employment:	10+ years	Location:	bloomfield hills, MI

Home town:
Current & past employers:	Detroit Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/12/10 > Money will be use for 2 bathroom renovation

A credit bureau reported the following information about this borrower member on August 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	9
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $9,800 loan. My questions are: [1} Answer my earlier email Subject: 2 payment delinquencies within past 24-months, most recently 9-months ago? [2] How long have you worked for Detroit Med Ctr? AND What is your current position? (Job/What you do.) [3] Brief description home improvements to be made with this loan $? [4] Briefly, why should lenders commit their limited $ to help fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.12.2010	1. Not aware with the delinquencies. 2. 30+yrs.,Medical technologist. 3. Upgrade 2 bathroom. 4. Lenders will make interest with this loan. 5. 1-yr.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Toal mortgage balance $400,375,00 No HELOC. 2. Market value $530,000.00

Member Payment Dependent Notes Series 563542

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563542	$5,000	$5,000	16.45%	1.00%	August 17, 2010	August 26, 2015	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563542. Member loan 563542 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	nordstrom	Debt-to-income ratio:	18.70%
Length of employment:	4 years	Location:	paterson, NJ

Home town:
Current & past employers:	nordstrom
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$339.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 563569

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563569	$6,800	$6,800	13.61%	1.00%	August 16, 2010	August 26, 2013	August 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563569. Member loan 563569 was requested on August 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	The Wistar Institute	Debt-to-income ratio:	24.16%
Length of employment:	6 years	Location:	Drexel Hill, PA

Home town:
Current & past employers:	The Wistar Institute
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/12/10 > I am working multiple jobs to pay down debt incurred while in graduate school. This loan would be the last of the "high-interest" cards I have (at 27.24% APR); I am currently paying more than the minimum on this card & others, but could benefit from a rate reduction such as those offered here at Lending Club. In October of last year (2009), my credit rating was 742. Since then, I've continued to pay my bills on time and I expect that my rating is at least the same & likely higher, considering my continued efforts to pay down debt. I am a PhD scientist (cancer research) and have a secure position at a NCI-designated cancer research institute. On nights and weekends, I've been teaching at a local community college to help earn additional money to eliminate my debt. I have a 3-year plan to be debt-free and am looking for any/all opportunities that might help facilitate that goal. I am happy to answer any questions regarding this application & will do so in an expedient manner. Thanks in advance for your consideration.

A credit bureau reported the following information about this borrower member on August 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,066.00	Public Records On File:	0
Revolving Line Utilization:	92.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance of mortgage-related loans is $140K. The market value is approximately $150K (Zillow agrees with this estimate). Thanks for your consideration.
Please provide a list of your current revolving debts (Total $53,066.00), showing Credit card, Balance; APR; Monthly Payments actually paid. For example:: Chase; $2,300; 15%; $100 Citibank; $3,000; 18%; $100 Also indicate which cards or debts will be paid of with this loan (and which will not). What other debts do you have; car loan, student loan, HELOC etc? Thank you.	Thanks for your interest in helping me with this application! Card Services (30.24%): $5000 [paying this one off this month with money from 2nd job] Chase Card (27.24%): $6800 [this would be paid with this Lending Club loan, if approved] Discover Card (0%): $1150 Best Buy Card (0%): $500 HELOC loan (14.34%): $15,000 Bank of America Gold Option (16.99%): $24,000 Regarding other debt, I have a student loan from graduate school (remaining balance: $17K), BUT I have received a grant from the federal government that is paying that loan (original balance: $56K). Payments are not due on that loan until 2019. Thanks again for your potential help!

Member Payment Dependent Notes Series 563914

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563914	$5,000	$5,000	16.82%	1.00%	August 17, 2010	August 27, 2015	August 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563914. Member loan 563914 was requested on August 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Six degrees Innovations LLC	Debt-to-income ratio:	14.27%
Length of employment:	1 year	Location:	Belton, SC

Home town:
Current & past employers:	Six degrees Innovations LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/13/10 > Hi, this loan is for a sorely needed second car. I pay all my bills promptly and I haven't missed a payment in 10 years. Rest assured I am a solid investment.

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	75
Revolving Credit Balance:	$5,283.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What is your job at Six Degrees? What was your previous job and how long were you there? Art	I oversee all projects we work on. (mostly web and software).Before that I worked at a marketing/advertising agency as the interactive director. I oversaw and worked on all web, video, and animation projects. I was there for just over 5 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I just re-fied last year to drop my interest from the mid teens adjustable rate to 6% fixed. Without calling the mortgage company and giving you to the penny I have right around 70K left to pay on my mortgage. I have not taken out a HELOC so I owe nothing on top of my mortgage with my house. According to Zillow; homes in my area range from 80K to 120K. I live in a rural area and our home prices were never heavily affected by the housing bubble. Prices went up but not like the rest of the country. So when prices went down they didn't fall far. Hope this helps!

Member Payment Dependent Notes Series 564165

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564165	$1,000	$1,000	11.49%	1.00%	August 17, 2010	August 27, 2013	August 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564165. Member loan 564165 was requested on August 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	Wal-Mart	Debt-to-income ratio:	2.37%
Length of employment:	5 years	Location:	Federal Way, WA

Home town:
Current & past employers:	Wal-Mart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$460.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 564335

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564335	$2,000	$2,000	7.14%	1.00%	August 17, 2010	August 27, 2013	August 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564335. Member loan 564335 was requested on August 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	shopzilla.com	Debt-to-income ratio:	5.20%
Length of employment:	4 years	Location:	oak park, CA

Home town:
Current & past employers:	shopzilla.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/13/10 > want to make my son happy

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,101.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 564685

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564685	$5,000	$5,000	14.72%	1.00%	August 17, 2010	August 28, 2013	August 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564685. Member loan 564685 was requested on August 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	childrens daycare	Debt-to-income ratio:	18.20%
Length of employment:	7 years	Location:	jefferson, LA

Home town:
Current & past employers:	childrens daycare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,385.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at "childrens daycare" and where did you work prior to that?	I am a Assistant Teacher, I help the Lead Teacher in any way i can, w/ general care of the children,lessons,cleaning our classroom and i am in charge of art class as well. Prior to working there i worked at celebration daycare were i did very much the same work.
Your report shows revolving credit balance of $2,385.00, yet you are requesting $5,000 loan. Please explain.	I have requested $5,000 because my husband has a credit card in only his name with approx. $2,000 so it would not have shown on my report because as i said it is only in his name. But we are trying to get on track from medical bills from a miscarrige i had, the funeral expenses from my mother passing, and car breakdown. I hope this answers your question and pleasse feel free to ask whatever. We are just grateful for the chance to get back ahead.

Member Payment Dependent Notes Series 564942

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564942	$1,750	$1,750	13.23%	1.00%	August 17, 2010	August 29, 2013	August 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564942. Member loan 564942 was requested on August 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Kaiser	Debt-to-income ratio:	11.01%
Length of employment:	3 years	Location:	Denver, CO

Home town:
Current & past employers:	Kaiser
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/15/10 > Consolidation

A credit bureau reported the following information about this borrower member on August 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	31
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	9.71%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Kaiser?	Hi. I work as a mid-to-senior level Data Analyst at Kaiser. I love it! Thanks and regards.
Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hi. I took out a few paydays loans totaling roughly $2,000 so one or two pay day loans will still be outstanding. I work as a Data Analyst at Kaiser and have been here 2 years and 2 months and have no plans to leave. Great company. Thanks alot and regards.
Can you please tell us what you will be consolidating with your loan of $1750? What is your position at Kaiser and do you plan on moving or leaving at any time within the next 2 years.	Hi. I work as a Data Analyst in a mid to senior level Analyst position. I have been here 2 years and 2 months and have been in health care for 4 years and 2 months so I have no plans on leaving this vibrant industry. I will be paying off Pay Day loans with the money. Thanks and regards.
You need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Sunday 08.08.2010	Hi. I just called them and left a message. Is there some question I can answer? Thanks and regards

Member Payment Dependent Notes Series 565010

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565010	$4,500	$4,500	7.88%	1.00%	August 17, 2010	August 29, 2013	August 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565010. Member loan 565010 was requested on August 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,600 / month
Current employer:	A Touch of Italy	Debt-to-income ratio:	5.44%
Length of employment:	7 years	Location:	milmay, NJ

Home town:
Current & past employers:	A Touch of Italy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/15/10 > I am using the money to put my car through the body shop... my monthly budget is about 600 for everything that i pay...pay on time with everything

A credit bureau reported the following information about this borrower member on August 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,293.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is A Touch of Italy and what do you do there?	A Touch of Italy is a Restaurant on the black horse pike in New Jesrsey... I work there 6 days a week and i am a food runner .. also known as a back server

Prospectus Supplement (Sales Report) No. 3 dated August 17, 2010